                            SUNAMERICA SERIES TRUST

                      ------------------------------------
                                 ANNUAL REPORT

                                JANUARY 31, 2002

[POLARIS LOGO][POLARIS PLUS LOGO]

         THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS
                     OF THE POLARIS PLUS VARIABLE ANNUITY.

---------------------

                DEAR INVESTOR:

                  The following annual report for the SunAmerica Series Trust, one of the underlying trusts for the variable annuities issued by Anchor National Life Insurance Company and First SunAmerica Life Insurance Company, summarizes the economic and financial markets over the past twelve month period ending January 31, 2002. The report details how market conditions affected the underlying portfolios, and provides insight from the multiple portfolio managers and management firms into portfolio performance and strategies implemented during the period.

                  This report covers many of the annuity products offered by
                SunAmerica companies, but does not include all of the money managers within those products. For example, this report details activity of all of the investment managers in your variable annuity with the exception of Wellington Management Company, LLP, which manages the portfolios in the Anchor Series Trust. Investors in Wellington-managed portfolios will receive a separate and complete report.

                THE YEAR IN REVIEW

                U.S. Economy

                  The year 2001 will be remembered as one of the most
                challenging years in recent history. Alliance Capital Management points out that the equity markets produced the second consecutive negative annual return for the first time since 1973-74. Weakness in the economy came from several sources, but was principally led by the Information Technology, Telecommunication Services and Utilities sectors. The corporate profits of companies within these sectors declined dramatically due to excess capacity and a severe decline in demand. Add to these factors the tragic events of September 11, and the economy, which was already slipping into a recession during the first half of the year, went into a free fall that produced some of the worst equity returns in more than a decade.

                  Monetary and fiscal policy responses from the Federal Reserve
                Board to these events were formidable. The Federal Reserve lowered interest rates eleven times to a forty-year low of 1.75% during the reporting period. SunAmerica Asset Management Corp. (SAAMCo) notes that this aggressive rate-cutting campaign, combined with steady consumer spending and a strong housing market, actually limited the effects of the recession to primarily the manufacturing sectors and the capital markets.

                U.S. Stock Market

                  After averaging a 24.7% annual gain from 1995 through 1999, the Dow Jones Industrial Average ended 2001 with a 7.1% decline, following a 6.2% decline in the year 2000. The Standard & Poors 500 Index (S&P 500) returned -16.17% during the twelve-month reporting period. It was a period that saw only two of the index's eleven sectors -- basic materials and consumer cyclicals -- post positive returns for the year. And while outpacing the year 2000 return of -39.3%, the technology-laden NASDAQ Composite index continued to struggle, returning a dismal -21.1% in 2001. U.S. Bancorp Piper Jaffray Asset Management also noted that despite the decline in stock values, price to earnings multiples remained at historically high levels due to the sharp decline in earnings.

                                                           ---------------------

---------------------

                  On a brighter note, SAAMCo points out that the technology
                sector within the S&P 500 Index returned +34% in the fourth quarter of 2001. Other sectors followed suit, as nine of the eleven sectors within the S&P 500 Index posted positive gains for the three-month period. They believe the strong fourth quarter performance may point to a recovery in corporate profits, and a healthier investment environment in 2002.

                U.S. Bond Market

                  The bond market delivered a positive performance during the twelve-month reporting period. Aided by Federal Reserve interest rate cuts, 2001 marked the second consecutive year that bonds outperformed stocks. Federated Investors effectively sums up the reporting period for the fixed-income sector by noting that performance was bifurcated according to credit quality -- the lower the credit quality of the corporate borrower, the lower the performance, while investment-grade credits fared better on average.

                  The Treasury market benefited from interest cuts early in the period, as the economy wrestled with the recession and threats of inflation eased. However, prices in this market stalled as signs of life from the overall economy began to emerge in the last quarter of 2001. In contrast, high-yield bonds lagged during the first nine months of the year, due to a high level of bankruptcy filings and debt defaults, but delivered strong results in the fourth quarter of 2001.

                Foreign Markets

                  Goldman Sachs Asset Management found that the international stock and bond markets largely mirrored the negative performance of the U.S. markets. The MSCI EAFE index returned -25.4% for the reporting period. The U.S. recession also had a major impact on the emerging market economies, where exports have a big impact on economic health, according to MFS Investment Management. On the positive-side, global bond markets experienced positive returns, as prices increased due to falling interest rates worldwide. Also helping matters was the limited effect of Argentina's bank default and currency devaluation. That country's problems seem to have only affected its own economy, and not the entire region.

                OUTLOOK FOR 2002

                U.S. Stock and Bond Markets

                  Marisco Asset Management believes that many of the ingredients for positive economic growth in 2002 are in place. They specifically point to strong consumer consumption, lower oil prices, lower interest rates, and the absence of inflationary pressures as being positive signs for the U.S. economy. Alliance Capital agrees, adding that the effects of the dramatic inventory reduction in 2001 may pay dividends during the next 12-month reporting period. The multiplier effect from accelerating industrial production to rebuild those inventories is one of the key elements to sustained economic growth in 2002.

---------------------
    2

---------------------

                  Although there are encouraging signs that the economy is
                headed for a recovery, MFS warns that there may be plenty of volatility in the near term. They site increased skepticism about the reliability of corporate earnings due to the Enron collapse, higher unemployment, and low fourth-quarter corporate earnings reports as looming risks to a robust recovery over the next twelve months.

                  In the bond markets, SAAMCo believes that while there are many risks ahead, the high-yield market has priced in many of these risks given the historically low average prices and high cash yields in the high-yield market at present. MFS takes the position that the investment grade and high-yield corporate bond markets will outperform other fixed income sectors in the near term. On the Treasury-side, MFS believes that the Federal Reserve may be near the end of its rate-cutting campaign, and that the bulk of the Treasury rally that began in 2001, has run its course. They also think that the short end of the yield curve is unlikely to rally as dramatically as it did last year, and that the most attractive opportunities lie within the high-yield market in sectors such as Aerospace, Defense, Consumer Staples, Energy, Cable and Pharmaceutical issues.

                Global Market

                  While the global markets suffered from many of the same ills as the U.S. market, many of the money managers feel there are some bright spots in the foreign markets. Putnam Investments is bullish about the outlook for European economies. They believe European companies have attractive valuations, and the region as a whole has benefited from lower interest rates. MFS highlights the United Kingdom, in particular, as a country that it believes has a stronger economy than the U.S., and a consumer base that continues to spend. On the downside, the Japanese stock market continues to struggle, even though there are many individual companies within that economy that have solid business fundamentals.

                  After a sluggish first nine months of 2001, emerging markets experienced a significant boost in the fourth quarter. Putnam Investments believes that upsurge may have been excessive, and expects the emerging markets asset class to under-perform at the outset of 2002. Nearly all experts agree that a U.S. economic rebound will bring a much-needed boost to this sector of the global economy.

                CONCLUSION

                  As discussed, there are many positive signs pointing to an economic recovery heading into the next twelve-month reporting period, but a certain level of risk and volatility is expected. As investors in the SunAmerica Series Trust, you benefit from multiple management firms, investment styles and access to a wide range of asset classes and diversification options that may help you navigate through uncertain times.

                                                           ---------------------

---------------------

                  We appreciate the opportunity to help build your retirement assets and recommend that you maintain a long-term focus when investing. Please do not hesitate to contact your investment representative with questions or concerns, and thank you for your investment in SunAmerica Series Trust.

                Sincerely,

                /s/ JAY S. WINTROB

                Jay S. Wintrob
                President and Chief Executive Officer
                Anchor National Life Insurance Company and
                First SunAmerica Life Insurance Company

                March 15, 2002

                ----------------------------------

                Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. Technology companies may be subject to additional risks. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, this portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies. International investing may involve special risks, such as foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks associated with future political and economic developments. Investments in high-yield bonds have a higher degree of risk than investment in investment grade bonds. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government agency. Past performance is no guarantee of future results.

---------------------
    4

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                                                                       PRINCIPAL
                                      SHORT-TERM SECURITIES -- 78.2%                    AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CERTIFICATES OF DEPOSIT -- 9.6%
                       Abbey National Treasury 2.02% due 11/08/02..................   $ 5,000,000    $  4,989,982
                       Bank of Scotland 3.79% due 9/04/02..........................     5,000,000       5,049,337
                       Canadian Imperial Holdings, Inc. 2.38% due 11/20/02.........     2,500,000       2,454,375
                       Canadian Imperial Holdings, Inc. 4.12% due 5/08/02..........     2,500,000       2,500,000
                       Commerzbank AG 3.61% due 8/13/02............................     2,500,000       2,521,003
                       First Tennessee Bank N A 1.75% due 2/11/02..................    10,000,000      10,000,000
                       Royal Bank Scotland, PLC 2.39% due 11/20/02.................     5,000,000       5,003,784
                       Societe Generale Institutional 4.05% due 7/30/02............     5,000,000       5,000,000
                       Svenska Handelsbanken AB 3.88% due 7/24/02..................     5,000,000       5,045,334
                       Svenska Handelsbanken AB 3.58% due 8/27/02..................     2,000,000       2,017,831
                       Toronto Dominion Holdings USA 3.88% due 7/26/02.............     5,000,000       5,045,858
                       UBS AG Stamford Branch Institutional Certificate 3.86% due
                         6/21/02...................................................     5,000,000       5,037,050
                       Westdeutcshe Landesbank Giroz 2.31% due 11/19/02............     5,000,000       5,004,751
                                                                                                     ------------
                       TOTAL CERTIFICATES OF DEPOSIT (cost $59,493,060)............                    59,669,305
                                                                                                     ------------
                       COMMERCIAL PAPER -- 54.8%
                       Air Liquide Finance 1.76% due 2/07/02.......................    10,000,000       9,997,067
                       Amstel Funding Corp. 1.88% due 5/08/02......................     5,000,000       4,976,400
                       Anheuser-Busch Cos., Inc. 2.53% due 9/17/02.................     5,000,000       4,936,983
                       Aventis S.A. 1.80% due 4/09/02..............................     5,000,000       4,983,436
                       AWB Finance Ltd. 2.00% due 2/14/02..........................     9,000,000       8,993,500
                       Banque Generale da Luxembourg 1.80% due 2/04/02.............    10,000,000       9,998,500
                       Cargill, Inc. 1.88% due 2/01/02.............................    24,000,000      24,000,000
                       Concord Minutemen Capital Co., LLC 1.80% due 2/26/02........    10,000,000       9,987,500
                       Crown Point Capital Co. 1.77% due 3/05/02...................    10,000,000       9,984,267
                       Diageo Capital, PLC. 2.53% due 9/26/02......................     2,500,000       2,467,248
                       Ecolab, Inc. 1.82% due 2/05/02..............................    10,000,000       9,997,978
                       Eiffel Funding LLC 1.85% due 7/08/02........................     2,787,000       2,763,420
                       General Reinsurance Corp. 1.80% due 4/29/02.................    10,000,000       9,957,708
                       Gillette Co. 2.92% due 3/06/02..............................     4,000,000       3,989,293
                       Giro Balanced Funding Corp. 1.80% due 2/25/02...............    10,000,000       9,988,000
                       Goldman Sachs Group LP 2.98% due 3/11/02....................     5,000,000       4,984,272
                       Govco, Inc. 1.80% due 4/22/02...............................    10,000,000       9,959,555
                       Great West Life & Annuity Insurance, Co. 1.80% due
                         3/08/02...................................................     5,000,000       4,991,250
                       Harley Davidson Dealer Funding 1.80% due 3/27/02............     5,500,000       5,485,150
                       Home Depot, Inc. 1.74% due 5/21/02..........................     5,000,000       4,972,750
                       Household Finance Corp. 1.80% due 2/06/02...................    10,000,000       9,997,500
                       ING America Insurance Holdings, Inc. 1.79% due 3/01/02......    10,000,000       9,986,078
                       INTELSAT, Ltd. 2.00% due 2/13/02............................    10,000,000       9,993,333
                       J.P. Morgan Chase & Co. 1.79% due 4/02/02...................    10,000,000       9,968,675
                       K2 USA LLC 3.75% due 2/15/02................................     5,000,000       4,992,708
                       K2 Corp. 1.80% due 2/25/02(1)...............................     5,000,000       4,970,356
                       Lousiana Caisse Centrale Desjardins 1.85% due 3/04/02.......    10,000,000       9,984,069
                       Merck & Co., Inc. 2.42% due 10/04/02........................     5,000,000       4,930,243
                       Monsanto Co. 2.24% due 4/22/02..............................     5,000,000       4,980,222
                       National Cooperative Services Corp. 1.92% due 8/02/02.......     2,500,000       2,475,228
                       National Rural Utilities Corp. 1.75% due 4/17/02(1).........     5,000,000       5,000,000
                       Ness, LLC 1.82% due 2/27/02.................................    10,000,000       9,986,856
                       Nestle SA 2.06% due 5/02/02.................................     5,000,000       4,978,125
                       New York Life Capital Corp. 1.79% due 3/14/02...............    10,000,000       9,979,614
                       Oil Insurance, Ltd. 1.80% due 2/21/02.......................     6,343,000       6,336,657
                       Paccar Financial Corp. 1.91% due 4/26/02(1).................     3,800,000       3,800,000
                       Queensland Treasury Corp. 1.76% due 10/11/02................     5,000,000       4,928,600
                       Scaldis & Scaldis LLC 1.75% due 4/15/02.....................    10,000,000       9,963,094

                                                           ---------------------


                                                                                       PRINCIPAL
                                    SHORT-TERM SECURITIES (CONTINUED)                   AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       COMMERCIAL PAPER (continued)
                       Siemens Capital Corp. 2.24% due 6/28/02.....................   $ 5,000,000    $  4,963,046
                       Solvay Finance America, Inc. 1.73% due 4/11/02..............     5,000,000       4,982,941
                       Forenings Sparbankcn AB (SWEDBANK) 1.80% due 4/16/02*.......     4,120,000       4,104,925
                       Swiss Re FINL Products 1.78% due 4/24/02....................    10,000,000       9,960,138
                       Tannehill Capital Co. 1.85% due 2/15/02.....................     7,704,000       7,698,457
                       Telstra Corp. Ltd. 1.94% due 2/08/02........................    10,000,000       9,996,228
                       Toyota Motor Corp. 1.80% due 3/21/02........................    10,000,000       9,976,000
                       Wal-Mart Stores, Inc. 5.45% due 6/01/02(1)..................     5,000,000       4,970,500
                                                                                                     ------------
                       TOTAL COMMERCIAL PAPER (cost $341,342,367)..................                   341,317,870
                                                                                                     ------------
                       CORPORATE SHORT-TERM NOTES -- 11.2%
                       American Express Credit 2.28% due 2/01/02(1)................     3,000,000       3,014,002
                       American Honda Finance Corp. 2.12% due 2/08/02(1)...........     5,000,000       5,000,000
                       American Honda Finance Corp. 2.15% due 2/21/02*(1)..........     5,000,000       5,000,000
                       Caterpillar Financial Services, Inc. 5.99% due 3/11/02......     2,000,000       2,003,806
                       Donaldson, Lufkin & Jenrette, Inc. 2.44% due 2/22/02(1).....     5,000,000       5,012,500
                       First Chicago Corp. 2.00% due 3/26/02(1)....................     5,000,000       5,001,810
                       First Union National Bank 1.87% due 4/16/02(1)..............     5,000,000       5,000,000
                       FirstStar Bank NA 4.50% due 4/18/02.........................     2,500,000       2,512,500
                       Ford Motor Credit Co. 2.36% due 2/21/02(1)..................     5,000,000       4,985,155
                       General Motors Acceptance Corp. 2.32% due 2/01/02(1)........     5,350,000       5,350,000
                       M & I Bank Northeast 7.25% due 3/22/02......................     2,000,000       2,006,572
                       Money Store, Inc. 8.05% due 4/15/02.........................     2,000,000       2,022,500
                       National Rural Utilities Corp. 1.83% due 3/21/02............     5,000,000       4,987,800
                       Ontario Province Canada 7.75% due 6/04/02...................     2,500,000       2,546,875
                       Quebec Province Canada 7.50% due 7/15/02....................     3,000,000       3,067,500
                       Republic New York Corp. 7.25% due 7/15/02...................     5,000,000       5,106,250
                       Salomon Smith Barney Holdings, Inc. 2.15% due 3/04/02(1)....     5,000,000       5,000,469
                       Textron, Inc. 6.75% due 9/15/02.............................     2,500,000       2,546,875
                                                                                                     ------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $70,091,037).........                    70,164,614
                                                                                                     ------------
                       FEDERAL AGENCY OBLIGATIONS -- 0.8%
                       Federal Home Loan Mortgage Discount Notes 3.98% due 5/23/02
                         (cost $4,938,642).........................................     5,000,000       4,975,000
                                                                                                     ------------
                       MUNICIPAL BONDS -- 1.8%
                       Illinois Student Assistance 1.95% 2/06/02(1)................     7,000,000       7,000,000
                       Texas State General Obligation 1.95% 2/06/02(1).............     4,445,000       4,445,000
                                                                                                     ------------
                       TOTAL MUNICIPAL BONDS (cost $11,445,000)....................                    11,445,000
                                                                                                     ------------
                       TOTAL SHORT-TERM SECURITIES (cost $487,310,106).............                   487,571,789
                                                                                                     ------------

                       COMMON STOCK -- 9.9%                                             SHARES
                       ------------------------------------------------------------------------------------------
                       REGISTERED INVESTMENT COMPANIES
                       Blackrock Provident Institutional Funds.....................    16,750,000      16,750,000
                       Federated Prime Obligation Fund.............................    21,681,249      21,681,249
                       Fidelity Institutional Fund.................................    23,184,445      23,184,445
                                                                                                     ------------
                       TOTAL COMMON STOCK (cost $61,615,694).......................                    61,615,694
                                                                                                     ------------

---------------------
    6

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 11.9%                                    AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.8%, dated 01/31/02, to be repurchased
                         2/01/02 in the amount of $73,961,395 and collateralized by
                         $49,975,000 of Federal Home Loan Mortgage Corp. Discount
                         Notes at 3.50%, due 09/15/03 and having an approximate
                         value of $51,000,837 and also collateralized by
                         $24,285,000 of Federal National Mortgage Association
                         Discount Notes at 2.92%, due 11/14/03 and having an
                         approximate value of $24,436,781 (cost $73,957,554).......   $73,957,554    $ 73,957,554
                                                                                                     ------------

                       TOTAL INVESTMENTS --
                         (cost: $622,883,354)                           100.0%                                   623,145,037
                       Liabilities in excess of other assets --           0.0                                       (311,814)
                                                                        ------                                  ------------
                       NET ASSETS --                                    100.0%                                  $622,833,223
                                                                        ======                                  ============

              -----------------------------

               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers

              (1) Variable rate security -- the rate reflected is as of January 31, 2002; maturity date reflects next reset date

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO            INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 95.3%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.7%
                       Apparel & Textiles -- 0.4%
                       Collins & Aikman Corp., Series B 11.50% 2006................  $    75,000   $      70,875
                       Gap, Inc. 8.80% 2008*.......................................      125,000         116,970
                       GFSI, Inc., Series B 9.63% 2007.............................      200,000         131,750
                       Glenoit Corp. 11.00% 2007(1)................................       50,000               1
                       Levi Strauss & Co. 11.63% 2008..............................      300,000         299,250
                       Pillowtex Corp. 9.00% 2007(1)...............................       75,000             375
                       Pillowtex Corp. 10.00% 2006(1)..............................      175,000             875
                       The William Carter Co. 10.88% 2011..........................      400,000         429,500

                       Automotive -- 2.4%
                       Accuride Corp., Series B 9.25% 2008.........................      100,000          60,000
                       Advance Stores, Inc. 10.25% 2008*...........................      300,000         312,375
                       Aftermarket Technology Corp. 12.00% 2004....................      200,000         204,188
                       American Axle & Manufacturing, Inc. 9.75% 2009..............      550,000         572,000
                       Arvin Industries, Inc. 6.75% 2008...........................      275,000         255,802
                       Arvin Industries, Inc. 7.13% 2009...........................      200,000         186,922
                       Collins & Aikman Products Co. 10.75% 2011...................      350,000         353,500
                       Dana Corp. 9.00% 2011*......................................      400,000         360,000
                       Eagle-Picher Industries, Inc. 9.38% 2008....................      500,000         275,000
                       Ford Motor Co. 7.45% 2031...................................      780,000         728,824
                       General Motors Corp. 7.20% 2011.............................    1,000,000       1,016,320
                       General Motors Corp. 9.45% 2011.............................      250,000         288,422
                       Lear Corp., Series B 8.11% 2009.............................    1,125,000       1,151,055
                       United Rentals North America, Inc. 10.75% 2008..............      625,000         675,000

                       Housing -- 0.5%
                       American Builders & Contractors Supply Co., Inc., Series B
                         10.63% 2007...............................................       75,000          75,000
                       NCI Building Systems, Inc., Series B 9.25% 2009.............      300,000         289,500
                       Nortek, Inc. 9.13% 2007.....................................      300,000         304,875
                       Owens & Minor, Inc. 8.50% 2011..............................      250,000         261,250
                       Sleepmaster LLC, Series B 11.00% 2009(1)....................      250,000          32,500
                       WCI Communities, Inc. 10.63% 2011...........................      350,000         371,875

                       Retail -- 6.4%
                       American Greetings Corp. 11.75% 2008........................      300,000         300,750
                       Amerigas Partners/ Eagle Finance 8.88% 2011.................       75,000          76,500
                       Buhrmann US, Inc. 12.25% 2009...............................      375,000         382,500
                       CVS Corp. 5.63% 2006........................................    1,200,000       1,202,580
                       Federated Department Stores, Inc. 8.13% 2002................    1,250,000       1,289,975
                       J.C. Penney, Inc. 7.38% 2004................................      150,000         146,250
                       J.C. Penney, Inc. 7.60% 2007................................      150,000         143,250
                       Jitney-Jungle Stores of America, Inc. 10.38% 2007...........      125,000              13
                       Jostens, Inc. 12.75% 2010...................................      300,000         334,500
                       Kroger Co. 7.25% 2009.......................................    1,950,000       2,085,999
                       Michaels Stores, Inc. 9.25% 2009............................      300,000         327,750
                       Petco Animal Supplies, Inc. 10.75% 2011.....................      100,000         104,500
                       Safeway, Inc. 7.25% 2004....................................    2,050,000       2,188,969
                       Sealy Mattress Co., Series B 10.88% 2007(2).................      375,000         349,688
                       Sears, Roebuck & Co. 10.00% 2012............................    1,300,000       1,588,873
                       ShopKo Stores, Inc. 8.50% 2002..............................      450,000         447,750
                       ShopKo Stores, Inc. 9.25% 2022..............................    1,300,000         864,500
                       Target Corp. 5.40% 2008.....................................    2,500,000       2,477,630

---------------------
    8


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       TJX Cos., Inc. 7.45% 2009+..................................  $ 2,000,000   $   2,084,320
                       U.S. Office Products Co. 9.75% 2008.........................      300,000           9,000
                       Wal-Mart Stores, Inc. 6.88% 2009............................      750,000         806,512
                                                                                                   -------------
                                                                                                      26,035,813
                                                                                                   -------------
                       CONSUMER STAPLES -- 5.4%
                       Food, Beverage & Tobacco -- 4.4%
                       Agrilink Foods, Inc. 11.88% 2008............................      525,000         496,125
                       Anheuser-Busch Cos., Inc. 7.00% 2005........................      750,000         764,625
                       Anheuser-Busch Cos., Inc. 7.10% 2007........................    1,675,000       1,775,299
                       Carrols Corp. 9.50% 2008#...................................      300,000         287,625
                       Constellation Brands, Inc. 8.00% 2008.......................      300,000         309,000
                       Cott Beverages, Inc. 8.00% 2011.............................      250,000         252,500
                       Delaware Monte Corp. 9.25% 2011.............................      350,000         367,500
                       Eagle Family Foods, Inc. 8.75% 2008.........................      250,000         197,500
                       Fred Meyer, Inc. 7.45% 2008.................................      250,000         264,807
                       Kellogg Co. 7.45% 2031......................................    3,000,000       3,252,000
                       Land O Lakes, Inc. 8.75% 2011...............................      400,000         394,000
                       Michael Foods, Inc. 11.75% 2011.............................      400,000         434,000
                       Nebco Evans Holding Co. 12.38% 2007(2)(3)...................      125,000             156
                       New World Pasta Co. 9.25% 2009..............................      200,000         187,000
                       Pathmark Stores, Inc. 8.75% 2012*...........................      125,000         127,188
                       Pilgrims Pride Corp. 9.63% 2011.............................      375,000         391,875
                       Royster-Clark, Inc. 10.25% 2009.............................      100,000          63,125
                       Sara Lee Corp. 6.25% 2011...................................    1,675,000       1,702,537
                       Smithfield Foods, Inc. 8.00% 2009...........................      400,000         417,000
                       Volume Services America, Inc. 11.25% 2009...................      100,000          97,000

                       Household Products -- 1.0%
                       Alberto-Culver Co. 8.25% 2005...............................    1,000,000       1,073,900
                       Armkel LLC 9.50% 2009.......................................      375,000         393,750
                       Chattem, Inc., Series B 8.88% 2008..........................      275,000         272,250
                       NBTY, Inc., Series B 8.63% 2007.............................      100,000          98,000
                       Playtex Products, Inc. 9.38% 2011...........................      400,000         424,000
                       Revlon Consumer Products Corp. 8.63% 2008...................      400,000         180,000
                       Riverwood International Corp. 10.63% 2007...................      225,000         237,938
                                                                                                   -------------
                                                                                                      14,460,700
                                                                                                   -------------
                       EDUCATION -- 0.7%
                       University
                       Boston University, Series A 7.63% 2097......................    2,000,000       2,006,380
                                                                                                   -------------
                       ENERGY -- 8.5%
                       Energy Services -- 2.1%
                       Continental Resources, Inc. 10.25% 2009.....................      125,000         108,750
                       First Energy Corporation 7.38% 2031.........................    1,650,000       1,704,598
                       Hanover Equipment Trust 8.75% 2011..........................      250,000         248,750
                       Homer City Funding, LLC 8.73% 2026..........................    1,200,000       1,146,708
                       ISG Resources, Inc. 10.00% 2009.............................      200,000         174,000
                       PSEG Power, LLC 7.75% 2011..................................    1,750,000       1,854,286
                       Veritas DGC, Inc., Series C 9.75% 2003......................      250,000         255,313

                       Energy Sources -- 6.4%
                       Calpine Corp. 8.50% 2011....................................    1,150,000         931,500
                       Coastal Corp. 9.75% 2003....................................      250,000         264,758
                       Comstock Resources Inc. 11.25% 2007.........................      200,000         198,000
                       Conoco Funding Co. 6.35% 2011...............................    1,500,000       1,528,410
                       DPL, Inc. 6.88% 2011*.......................................    3,000,000       2,947,818

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Enterprise Oil, PLC 7.00% 2018..............................  $   750,000   $     735,375
                       EOG Company of Canada 7.00% 2011*...........................    1,100,000       1,080,244
                       Forest Oil Corp. 10.50% 2006................................      475,000         507,063
                       Husky Oil Co. 7.13% 2006....................................    1,600,000       1,649,600
                       Husky Oil Co. 7.55% 2016....................................    1,000,000         952,590
                       Lone Star Technologies, Inc. 9.00% 2011.....................      350,000         304,500
                       Norcen Energy Resources, Inc. 6.80% 2002....................      400,000         405,784
                       Occidental Petroleum Corp. 6.75% 2002.......................      350,000         358,838
                       Pogo Producing Co., Series B 10.38% 2009....................      450,000         487,125
                       Sunoco., Inc. 9.00% 2024....................................    1,750,000       1,924,837
                       Tesoro Petroleum Corp. 9.63% 2008*..........................      225,000         230,625
                       Tosco Corp. 8.13% 2030......................................    1,200,000       1,411,106
                       Union Pacific Resources Group, Inc. 7.00% 2006..............      850,000         894,718
                       Utilicorp United, Inc. 7.95% 2011...........................      500,000         493,755
                                                                                                   -------------
                                                                                                      22,799,051
                                                                                                   -------------
                       FINANCE -- 20.6%
                       Banks -- 4.4%
                       ABN Amro Holdings NV 7.30% 2026.............................      500,000         498,845
                       Barclays Bank, PLC 8.55% 2011(4)(7).........................    1,165,000       1,304,066
                       Capital One Bank 6.88% 2006.................................    1,500,000       1,472,250
                       City National Bank 6.38% 2008...............................    1,225,000       1,215,543
                       Corporacion Andina De Fomento 7.38% 2011....................    1,185,000       1,215,632
                       FirstBank Puerto Rico 7.63% 2005............................      750,000         759,293
                       H. F. Ahmanson & Co. 7.88% 2004.............................      750,000         807,247
                       Santander Financial Issuances, Ltd. 7.25% 2015..............    1,000,000       1,017,170
                       Swedbank 7.50% 2006*(4).....................................      500,000         524,766
                       United States Bank NA 6.30% 2014............................    3,100,000       3,079,168

                       Financial Services -- 12.7%
                       125 Home Loan Owner Trust, Series 1998-1A, Class B 9.26%
                         2029*(3)(5)...............................................    1,067,205       1,103,723
                       Allmerica Financial Corp. 7.63% 2025........................      350,000         347,704
                       Amvescap, PLC 6.60% 2005....................................    2,400,000       2,488,754
                       Boeing Capital Corp. 6.50% 2012.............................    1,000,000       1,004,785
                       Caithness Coso Funding Corp., Series B 9.05% 2009...........      400,000         410,000
                       Capital One Financial Corp. 7.13% 2008......................      300,000         271,471
                       Continental Global Group, Inc., Series B 11.00% 2007........       75,000          33,000
                       Delphi Funding LLC, Series A 9.31% 2027.....................      800,000         606,112
                       Donaldson, Lufkin & Jenrette, Inc. 6.88% 2005...............      500,000         527,825
                       Fertinitro Finance, Inc. 8.29% 2020*........................    1,005,000         702,606
                       Fidelity Investments 7.57% 2029.............................    2,200,000       2,371,490
                       Ford Credit Co. 7.38% 2009..................................    2,050,000       2,050,840
                       General Motors Acceptance Corp. 6.75% 2002..................      600,000         615,246
                       General Motors Acceptance Corp. 6.88% 2011..................      250,000         245,575
                       General Motors Acceptance Corp. 7.50% 2005..................      550,000         572,897
                       Green Tree Financial Corp. 9.20% 2031.......................      900,000         930,933
                       GS Escrow Corp. 7.00% 2003..................................      175,000         176,785
                       GS Escrow Corp. 7.13% 2005..................................      775,000         773,349
                       Lehman Brothers Holdings, Inc. 7.88% 2010...................      250,000         273,875
                       Lehman Brothers Holdings, Inc., Series F 7.00% 2003.........      450,000         469,440
                       MBIA, Inc. 6.63% 2028.......................................      250,000         230,710
                       Merrill Lynch & Co., Inc. 5.50% 2029(3)(5)..................      176,278         158,651
                       Merrill Lynch & Co., Inc. 6.00% 2009........................    1,250,000       1,247,775
                       Normandy Finance, Ltd. 7.50% 2005...........................    1,150,000       1,157,658
                       Option One Mortgage Securities Corp. 9.66% 2031.............      855,695         851,417
                       Pemex Master Trust 9.13% 2010...............................    2,250,000       2,373,750
                       PNC Funding Corp. 7.50% 2009................................    2,000,000       2,101,120

---------------------
    10


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Qwest Capital Funding, Inc. 7.25% 2011......................  $   750,000   $     726,525
                       Qwest Capital Funding, Inc. 7.75% 2031......................    1,375,000       1,294,686
                       Regional Diversified Funding, Ltd. 9.25% 2030*..............    2,500,000       2,620,092
                       Resolution Funding Corp. zero coupon 2021...................      640,000         196,403
                       Russell Stanley Holdings, Inc. 9.00% 2008*(6)...............       10,000           7,500
                       Salomon, Inc. 7.20% 2004....................................      525,000         557,293
                       Trizec Finance Ltd. 10.88% 2005.............................      200,000         204,000
                       Verizon Global Funding Corp. 7.25% 2010.....................    1,000,000       1,070,690
                       Waddell & Reed Financial, Inc. 7.50% 2006...................    1,250,000       1,296,463
                       WCG Note Trust Corp. 8.25% 2004.............................    1,500,000       1,429,170
                       Yell Finance B V 10.75% 2011................................      525,000         556,500
                       Yell Finance B V 13.50% 2011(2).............................      350,000         204,750

                       Insurance -- 3.5%
                       CNA Financial Corp. 6.95% 2018..............................      500,000         337,175
                       Continental Corp. 7.25% 2003................................      750,000         761,618
                       Delphi Financial Group, Inc. 8.00% 2003.....................    1,250,000       1,286,370
                       Equitable Life Assurance Society USA 7.70% 2015.............    1,000,000       1,096,240
                       Life Re Capital Trust I 8.72% 2027..........................    1,000,000       1,045,840
                       Marsh & McLennan Cos., Inc. 7.13% 2009......................    1,850,000       1,959,851
                       Reinsurance Group America, Inc. 7.25% 2006..................      500,000         522,781
                       Union Central Life Insurance 8.20% 2026*....................    1,250,000       1,187,500
                       USF&G Capital II, Series B 8.47% 2027.......................      850,000         857,650
                       USF&G Capital III 8.31% 2046*...............................      250,000         235,485
                                                                                                   -------------
                                                                                                      55,446,053
                                                                                                   -------------
                       HEALTHCARE -- 3.7%
                       Drugs -- 0.9%
                       Alaris Med Systems, Inc. 9.75% 2006.........................      125,000         120,625
                       Alaris Med Systems, Inc. 11.63% 2006........................      125,000         137,188
                       American Home Products Corp. 6.25% 2006.....................    1,500,000       1,569,780
                       Amerisourcebergen Corp. 8.13% 2008..........................      100,000         104,250
                       Merck & Co., Inc. 6.30% 2026................................      350,000         350,661

                       Health Services -- 2.0%
                       Alliance Imaging, Inc. 10.38% 2011..........................      600,000         633,000
                       HCA, Inc. 6.91% 2005........................................      300,000         303,000
                       HCA, Inc. 8.75% 2010........................................      800,000         876,000
                       Insight Health Services Corp. 9.88% 2011....................      325,000         336,375
                       Magellan Health Services, Inc. 9.00% 2008...................       75,000          61,125
                       Magellan Health Services, Inc. 9.38% 2007...................      200,000         198,000
                       Manor Care, Inc. 8.00% 2008.................................      300,000         309,750
                       Tenet Healthcare Corp., Series B 8.13% 2008.................    1,050,000       1,121,988
                       Triad Hospitals, Inc. 8.75% 2009............................      200,000         213,500
                       UnitedHealth Group, Inc. 7.50% 2005.........................    1,000,000       1,068,360
                       US Oncology, Inc. 9.63% 2012*...............................      200,000         199,000
                       Vanguard Health Systems, Inc. 9.75% 2011....................      125,000         130,937

                       Medical Products -- 0.8%
                       Conmed Corp. 9.00% 2008.....................................      250,000         256,875
                       Guidant Corp. 6.15% 2006....................................    1,000,000       1,004,600
                       Hanger Orthopedic Group, Inc. 11.25% 2009...................      400,000         388,500
                       Hudson Respiratory Care, Inc. 9.13% 2008....................      175,000         113,313
                       Kinetic Concepts, Inc., Series B 9.63% 2007.................      400,000         408,000
                                                                                                   -------------
                                                                                                       9,904,827
                                                                                                   -------------

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 6.0%
                       Aerospace & Military Technology -- 0.8%
                       Alliant Techsystems, Inc. 8.50% 2011........................  $   425,000   $     446,250
                       Fairchild Corp. 10.75% 2009.................................      100,000          35,000
                       Lockheed Martin Corp. 8.20% 2009............................    1,500,000       1,690,485
                       Business Services -- 2.4%
                       Advanstar, Inc. 15.00% 2011.................................       75,000          19,125
                       Albecca, Inc. 10.75% 2008...................................      275,000         302,156
                       Allied Waste North America, Inc., Series B 7.63% 2006.......      800,000         784,000
                       Allied Waste North America, Inc., Series B 10.00% 2009......      600,000         609,000
                       Coinmach Corp. 9.00% 2010*..................................      250,000         254,375
                       Republic Services, Inc. 6.75% 2011..........................      900,000         904,501
                       SITEL Corp. 9.25% 2006......................................      250,000         200,000
                       SMFC TRUST 7.76% 2025(3)(5).................................      181,777         142,581
                       United Rentals, Inc., Series B 9.00% 2009...................      150,000         147,750
                       Waste Management, Inc. 7.13% 2007...........................    2,175,000       2,238,227
                       Waste Management, Inc. 8.75% 2018...........................      850,000         915,255
                       Electrical Equipment -- 0.2%
                       BRL Universal Equipment LP 8.88% 2008.......................      250,000         255,000
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      400,000         376,000
                       Machinery -- 0.6%
                       Agco Corp. 9.50% 2008.......................................      350,000         370,125
                       Briggs & Stratton Corp. 7.25% 2007..........................      100,000          98,500
                       Briggs & Stratton Corp. 8.88% 2011..........................      150,000         158,250
                       Clark Material Handling Corp., Series D 10.75% 2006(1)......      100,000              10
                       Columbus McKinnon Corp. 8.50% 2008..........................      400,000         360,000
                       Dresser, Inc. 9.38% 2011....................................      550,000         561,000
                       Simonds Industries, Inc. 10.25% 2008(1).....................      150,000          45,000
                       Multi-Industry -- 0.9%
                       Allied Waste North America, Inc. 8.50% 2008*................      500,000         510,000
                       Blount Inc. 13.00% 2009.....................................      300,000         141,000
                       Cabot Safety Corp. 12.50% 2005..............................      150,000         156,000
                       Fisher Scientific International, Inc. 9.00% 2008............      600,000         618,000
                       Foamex LP 9.88% 2007........................................      225,000         182,250
                       Foamex LP 13.50% 2005.......................................      150,000         135,750
                       Graham Packaging/GPC Capital Co. 5.55% 2002.................      200,000         154,000
                       Hexcel Corp. 9.75% 2009.....................................      200,000         116,000
                       Hexcel Corp. 7.00% 2003.....................................       61,000          34,532
                       Tekni-Plex, Inc., Series B 12.75% 2010......................      300,000         295,500
                       Transportation -- 1.1%
                       Allied Holdings, Inc. 8.63% 2007............................      225,000         157,500
                       Ameritruck Distribution Corp. 12.25% 2005(1)(3).............      100,000               0
                       Burlington Northern Santa Fe Railway Corp., Series 99-2
                         7.57% 2021................................................      502,470         541,768
                       Canadian Pacific Railway Co. 6.25% 2011.....................    1,500,000       1,453,635
                       Gearbulk Holdings Ltd. 11.25% 2004..........................      300,000         307,500
                       Holt Group, Inc. 9.75% 2006(1)..............................      100,000           3,000
                       Stena AB 8.75% 2007.........................................      375,000         348,750
                       Stena AB 10.50% 2005........................................      175,000         175,000
                                                                                                   -------------
                                                                                                      16,242,775
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 15.7%
                       Broadcasting & Media -- 11.7%
                       Acme Television, LLC 10.88% 2004(2).........................      400,000         394,000
                       Advanstar Communications, Inc. 12.00% 2011..................      200,000         156,000
                       AOL Time Warner, Inc. 6.75% 2011............................    2,900,000       2,926,245
                       Belo Corp. 8.00% 2008.......................................      775,000         791,573

---------------------
    12


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       CF Cable TV, Inc. 9.13% 2007................................  $   500,000   $     554,910
                       Chancellor Media Corp. 8.00% 2008...........................      575,000         602,313
                       Chancellor Media Corp., Series B 8.13% 2007.................      650,000         678,437
                       Charter Communications Holdings, LLC 13.50% 2011(2).........    1,300,000         871,000
                       Charter Communications Holdings LLC 11.75% 2011(2)..........      975,000         602,063
                       Charter Communications Holdings, LLC 9.92% 2011(2)..........    1,725,000       1,259,250
                       Clear Channel Communications, Inc. 7.65% 2010...............      940,000         977,008
                       Continental Cablevision, Inc. 9.50% 2013....................    1,950,000       2,176,687
                       Cox Communications, Inc. 6.69% 2004.........................    1,655,000       1,725,056
                       Crown Castle International Corp. 10.38% 2011#(2)............      425,000         221,000
                       Crown Castle International Corp. 11.25% 2011#(2)............      350,000         185,500
                       CSC Holdings Inc. 7.25% 2008................................      925,000         912,198
                       CSC Holdings, Inc. 8.13% 2009...............................      375,000         379,965
                       Diamond Cable Communications, Plc. 10.75% 2007(2)...........      150,000          48,000
                       Echostar Broadband Corp. 10.38% 2007........................      550,000         585,750
                       Echostar DBS Corp. 9.38% 2009...............................      425,000         439,875
                       Fox Sports Networks, LLC 8.88% 2007.........................      325,000         341,250
                       Fox Sports Networks, LLC 9.75% 2007(2)......................      525,000         527,625
                       Grupo Televisa Sa De Cv 8.00% 2011..........................    1,700,000       1,704,250
                       Hollinger International Publishing, Inc. 9.25% 2007.........      125,000         127,188
                       Liberty Media Corp. 7.75% 2009..............................      500,000         499,065
                       LIN Television Corp. 8.00% 2008.............................      150,000         153,000
                       News America Holdings, Inc. 7.90% 2095......................      450,000         421,488
                       News America Holdings, Inc. 8.00% 2016......................      650,000         679,659
                       News America Holdings, Inc. 8.50% 2005......................      250,000         268,355
                       Paramount Communications, Inc. 8.25% 2022...................    1,800,000       1,864,728
                       Pegasus Satellite Communications, Inc. 13.50% 2007(2).......      400,000         220,000
                       Primedia, Inc. 8.88% 2011...................................      150,000         139,500
                       Quebecor Media, Inc. 11.13% 2011............................      475,000         516,562
                       Quebecor Media, Inc. 13.75% 2011(2).........................      200,000         122,000
                       Reed Elsevier Capital, Inc. 6.75% 2011......................    2,000,000       2,037,660
                       Sinclair Broadcast Group, Inc. 8.75% 2007...................      300,000         308,250
                       Sinclair Broadcast Group, Inc. 8.75% 2011*..................      250,000         256,875
                       Sinclair Broadcast Group, Inc. 9.00% 2007...................      575,000         589,375
                       Telewest Communications, PLC 9.25% 2009(2)..................      125,000          51,250
                       Telewest Communications, PLC 11.00% 2007(2).................      775,000         503,750
                       UIH Australia Pacific, Inc., Series B 14.00% 2006(1)(2).....      200,000          20,000
                       United GlobalCom, Inc. 10.75% 2008(2).......................      350,000         136,500
                       United Pan-Europe Communications N.V. 12.50% 2009(2)........      531,000          49,118
                       United Pan-Europe Communications N.V. 13.38% 2009(2)........      150,000          13,875
                       Univision Communications, Inc. 7.85% 2011...................    2,000,000       2,070,690
                       Viacom Inc. 7.70% 2010......................................    1,250,000       1,348,250
                       XM Satellite Radio, Inc. 14.00% 2010(5).....................      125,000          95,625

                       Entertainment Products -- 0.1%
                       Regal Cinemas Corp. 9.38% 2012..............................      125,000         126,875

                       Leisure & Tourism -- 3.9%
                       Advantica Restaurant Group, Inc. 11.25% 2008................      100,000          74,000
                       AMF Bowling Worldwide, Inc. 12.25% 2006(1)(2)...............      197,000           7,387
                       Continental Airlines, Inc., Series 974B 6.90% 2017..........      714,405         579,654
                       Continental Airlines, Inc., Series 99-2 7.73% 2011..........      254,003         180,616
                       Courtyard by Marriott II Ltd., Series B 10.75% 2008.........      200,000         204,500
                       Delta Air Lines, Inc. 7.92% 2010............................      750,000         717,473
                       Delta Air Lines, Inc. 8.30% 2029............................      650,000         543,860
                       Dominos, Inc., Series B 10.38% 2009.........................      550,000         589,875
                       Florida Panthers Holdings, Inc. 9.88% 2009..................      150,000         155,625
                       Hilton Hotels Corp. 7.63% 2008..............................       50,000          49,438

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Hilton Hotels Corp. 8.25% 2011..............................  $   400,000   $     399,756
                       HMH Properties, Inc., Series B 7.88% 2008...................      750,000         727,500
                       HMH Properties, Inc., Series C 8.45% 2008...................      100,000          98,500
                       International Speedway Corp. 7.88% 2004.....................    2,250,000       2,380,777
                       ITT Corp. 6.75% 2005........................................      375,000         372,165
                       Northwest Airlines Corp. 8.07% 2019.........................      589,704         609,913
                       Premier Parks, Inc. 9.75% 2007..............................      450,000         461,250
                       Premier Parks, Inc. 10.00% 2008(2)..........................      650,000         578,500
                       Southwest Airlines Co. 7.38% 2027...........................      215,000         185,770
                       True Temper Sports, Inc., Series B 10.88% 2008..............      175,000         176,750
                       United AirLines, Inc., Series 00-1 7.73% 2010...............    1,400,000       1,256,206
                       Vail Resorts, Inc. 8.75% 2009...............................      250,000         250,312
                                                                                                   -------------
                                                                                                      42,279,420
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 10.6%
                       Computers & Business Equipment -- 1.3%
                       Anteon Corp. 12.00% 2009....................................      175,000         192,500
                       Dell Computer Corp. 7.10% 2028..............................    2,000,000       1,923,120
                       Global Imaging, Inc. 10.75% 2007............................      150,000         148,875
                       Ingram Micro, Inc. 9.88% 2008...............................      350,000         360,349
                       International Business Machines Corp. 5.37% 2003............      400,000         412,528
                       Xerox Corp. 9.75% 2009*.....................................      475,000         446,500

                       Computer Services -- 0.5%
                       Unisys Corp. 8.13% 2006.....................................    1,350,000       1,356,750

                       Electronics -- 0.0%
                       Amphenol Corp. 9.88% 2007...................................       90,000          95,850

                       Internet Software -- 0.0%
                       PSINet, Inc. 11.00% 2009(1).................................      150,000          12,000
                       PSINet, Inc. 11.50% 2008(1).................................      100,000           9,250
                       PSINet, Inc., Series B 10.00% 2005(1).......................      200,000          18,500

                       Telecommunications -- 8.8%
                       Adaptec, Inc. 4.75% 2004....................................    1,050,000         982,590
                       Airgate PCS, Inc. 13.50% 2009(2)(5).........................      575,000         391,000
                       Alamosa PCS Holdings, Inc. 12.88% 2010(2)...................      625,000         343,750
                       American Tower Corp. 5.00% 2010.............................      250,000         132,550
                       American Tower Corp. 9.38% 2009.............................      325,000         225,875
                       Asia Global Crossing Ltd. 13.38% 2010.......................      100,000          31,000
                       AT&T Corp. 7.30% 2011*......................................    1,000,000       1,022,500
                       AT&T Wireless Services, Inc. 7.88% 2011.....................    1,550,000       1,615,891
                       CenturyTel, Inc. 8.38% 2010.................................    2,510,000       2,634,772
                       Citizens Communications Co. 6.80% 2026......................    1,100,000       1,122,869
                       Citizens Communications Co. 9.25% 2011......................    2,000,000       2,244,364
                       Dimon, Inc. 9.63% 2011......................................      150,000         156,750
                       Dolphin Telecom PLC, Series B 14.00% 2009(1)(2).............      200,000           1,000
                       Fairchild Semiconductor International, Inc. 10.38% 2007.....      350,000         369,250
                       Global Crossing Holdings Ltd. 9.50% 2009(1).................      475,000          23,750
                       Horizon PCS, Inc. 13.75% 2011*..............................      250,000         231,875
                       Intermedia Communications, Inc. 12.25% 2009(2)..............      500,000         435,000
                       LCI International, Inc. 7.25% 2007..........................      650,000         658,580
                       Level 3 Communications, Inc. 10.50% 2008(2).................      113,000          25,990
                       Loral Cyberstar, Inc. 10.00% 2006...........................      150,000         108,000
                       McLeodUSA, Inc. 8.38% 2008(1)...............................      100,000          23,750
                       McLeodUSA, Inc. 10.50% 2007(1)(2)...........................      650,000         151,125
                       Metronet Communications Corp. 10.63% 2008...................    1,100,000         373,265
                       Metronet Communications Corp. 12.00% 2007...................      500,000         169,738

---------------------
    14


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Millicom International Cellular SA 13.50% 2006(2)...........  $   300,000   $     204,000
                       Nextel Communications, Inc. 9.38% 2009......................    1,800,000       1,287,000
                       Nextel Communications, Inc. 9.95% 2008(2)...................      500,000         315,000
                       Nextel Communications, Inc. 10.65% 2007(2)..................      200,000         146,000
                       Nextel International, Inc. 12.13% 2008(2)...................       75,000           3,750
                       Nextel Partners, Inc. 12.50% 2009...........................      175,000         147,000
                       NTL Communications Corp., Series B 12.38% 2008(2)...........      975,000         287,625
                       NTL, Inc. 11.50% 2006(2)....................................      425,000         140,250
                       NTL, Inc., Series B 9.75% 2008(2)...........................      525,000         162,750
                       NTLl Communications Corp. 11.50% 2008.......................      500,000         177,500
                       PanAmSat Corp. 8.50% 2012...................................      550,000         548,625
                       Rogers Cantel, Inc. 8.80% 2007..............................       75,000          71,625
                       Rogers Wireless, Inc. 9.63% 2011............................      400,000         412,000
                       Sprint Capital Corp. 6.38% 2009.............................      350,000         335,188
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................    2,000,000       2,020,500
                       Telecommunications Techniques, LLC 9.75% 2008...............      375,000         112,500
                       Tritel PCS, Inc. 12.75% 2009(2).............................      325,000         279,500
                       Triton PCS, Inc. 8.75% 2011.................................      225,000         219,375
                       Triton PCS, Inc. 11.00% 2008(2).............................      275,000         244,750
                       Viatel, Inc. 12.50% 2008(1)(2)..............................      450,000             563
                       VoiceStream Wireless Corp. 11.88% 2009(2)...................      374,000         329,120
                       WorldCom, Inc. 7.50% 2011...................................    2,750,000       2,689,197
                       XO Communications, Inc. 12.25% 2009(2)......................      900,000          90,000
                                                                                                   -------------
                                                                                                      28,675,274
                                                                                                   -------------
                       MATERIALS -- 7.4%
                       Chemicals -- 1.1%
                       Airgas, Inc. 9.13% 2011.....................................      300,000         313,500
                       Equistar Chemicals LP 10.13% 2008...........................      350,000         344,750
                       General Chemical Industrial Products, Inc. 10.63% 2009......      100,000          79,250
                       Huntsman Corp. 9.50% 2007...................................      175,000          32,375
                       Huntsman ICI Chemicals LLC 10.13% 2009......................      375,000         345,000
                       Lyondell Chemical Co. 9.50% 2008*...........................      225,000         221,625
                       Lyondell Chemical Co. 10.88% 2009...........................      550,000         508,750
                       OM Group, Inc. 9.25% 2011...................................      150,000         154,500
                       Reliance Industries, Ltd. 8.25% 2027*.......................      500,000         527,400
                       Texas Petrochemicals Corp. 11.13% 2006......................      300,000         238,500
                       United Industries Corp. 9.88% 2009..........................      275,000         259,875

                       Forest Products -- 2.7%
                       Abitibi Consolidated, Inc. 8.55% 2010.......................    1,000,000       1,053,450
                       Amscan Holdings, Inc. 9.88% 2007............................      225,000         178,594
                       Georgia-Pacific Corp. 7.50% 2006............................      100,000          91,872
                       Georgia-Pacific Corp. 8.13% 2011............................      950,000         868,594
                       Owens-Illinois, Inc. 7.15% 2005.............................    1,125,000       1,046,250
                       Owens-Illinois, Inc. 8.10% 2007.............................       75,000          68,812
                       Plastipak Holdings, Inc. 10.75% 2011........................      325,000         347,750
                       Pliant Corp. 13.00% 2010....................................      325,000         329,875
                       Pope & Talbot, Inc. 8.38% 2013..............................      250,000         233,750
                       Quno Corp. 9.13% 2005.......................................    1,500,000       1,545,000
                       Riverwood International Corp. 10.88% 2008...................      375,000         387,188
                       Sealed Air Corp. 8.75% 2008*................................      425,000         436,790
                       Stone Container Corp. 9.75% 2011............................      625,000         668,750

                       Metals & Minerals -- 3.6%
                       AEI Resources, Inc. 10.50% 2005*(1).........................      200,000         100,000
                       AEI Resources, Inc. 11.50% 2006*(1).........................      150,000          18,000
                       Allegheny Technologies, Inc. 8.38% 2011.....................    1,000,000       1,010,995

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals (continued)
                       Barrick Gold Corp. 7.50% 2007...............................  $ 2,000,000   $   2,088,580
                       California Steel Industries, Inc. 8.50% 2009................      150,000         148,500
                       Compass Minerals Group, Inc. 10.00% 2011*...................      100,000         105,250
                       Euramax International Ltd. 11.25% 2006......................      350,000         339,500
                       Inco Ltd. 9.60% 2022(5).....................................    1,460,000       1,540,300
                       MMI Products, Inc., Series B 11.25% 2007....................      425,000         403,750
                       Neenah Corp., Series B 11.13% 2007..........................      250,000         122,500
                       Neenah Corp., Series F 11.13% 2007..........................      125,000          61,250
                       Noranda, Inc. 8.13% 2004....................................    1,500,000       1,558,980
                       Placer Dome, Inc., Series B 8.50% 2045......................    1,870,000       1,618,148
                       Republic Technologies International, LLC 13.75%
                         2009(1)(5)................................................      150,000           9,750
                       Ryerson Tull, Inc. 9.13% 2006...............................      100,000          91,222
                       Santa Fe Pacific Gold Corp. 8.38% 2005......................      225,000         233,219
                       Unifrax Corp. 10.50% 2003...................................      200,000         202,000
                                                                                                   -------------
                                                                                                      19,934,144
                                                                                                   -------------
                       MUNICIPAL BONDS -- 0.3%
                       Municipal Bonds
                       Atlanta & Fulton County Georgia Recreation Authority 7.00%
                         2028......................................................      500,000         514,170
                       McKeesport Pennsylvania 7.30% 2020..........................      250,000         259,138
                                                                                                   -------------
                                                                                                         773,308
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.8%
                       Foreign Government
                       Quebec Province Canada 7.50% 2029...........................    1,750,000       1,987,843
                       Republic of Columbia 7.25% 2003.............................      250,000         253,750
                                                                                                   -------------
                                                                                                       2,241,593
                                                                                                   -------------
                       REAL ESTATE -- 2.0%
                       Real Estate Companies -- 0.8%
                       EOP Operating LP 7.38% 2003.................................      800,000         839,328
                       EOP Operating, LP 7.75% 2007................................      250,000         267,943
                       Susa Partnership LP 7.50% 2027(3)...........................    1,050,000         983,535
                       Susa Partnership LP 8.20% 2017..............................      250,000         270,432

                       Real Estate Investment Trusts -- 1.2%
                       Apache Finance Property, Ltd. 7.00% 2009....................      550,000         570,955
                       Felcor Lodging LP 8.50% 2011................................      312,000         306,353
                       Felcor Lodging LP 9.50% 2008*...............................      100,000         104,000
                       Meristar Hospitality Corp. 9.00% 2008.......................      100,000          99,000
                       Meristar Hospitality Corp. 9.13% 2011.......................      275,000         270,187
                       Meristar Hospitality Op 10.50% 2009.........................      100,000         105,000
                       Price REIT, Inc. 7.50% 2006.................................      750,000         805,875
                       Sun Communities Operating LP 6.77% 2005.....................      900,000         888,732
                                                                                                   -------------
                                                                                                       5,511,340
                                                                                                   -------------
                       UTILITIES -- 3.9%
                       Electric Utilities -- 3.7%
                       Arizona Public Service Co. 6.38% 2011.......................    3,250,000       3,135,015
                       CMS Energy Corp. 7.50% 2009.................................      850,000         839,358
                       CMS Energy Corp. 8.90% 2008.................................      250,000         262,687
                       El Paso Electric Co. 9.40% 2011.............................      225,000         248,362
                       Enersis SA 7.40% 2016.......................................      600,000         525,006
                       FirstEnergy Corp. 6.45% 2011................................      750,000         748,133
                       Israel Electric Corp. Ltd. 7.75% 2009.......................      500,000         526,768
                       Israel Electric Corp. Ltd. 7.88% 2026*......................    1,250,000       1,155,337
                       Israel Electric Corp., Ltd. 7.95% 2011......................    1,650,000       1,730,982

---------------------
    16


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Niagara Mohawk Power Corp., Series H 8.50% 2010(2)..........  $    50,000   $      46,154
                       Tenaga Nasional Berhad 7.50% 2096...........................    1,000,000         700,000

                       Gas & Pipeline Utilities -- 0.1%
                       Yosemite Security Trust I 8.25% 2004*(1)(5).................    2,000,000         325,000

                       Telephone -- 0.1%
                       Call-Net Enterprises, Inc. 8.94% 2008(2)....................      175,000          43,750
                       Call-Net Enterprises, Inc. 9.27% 2007(2)....................      250,000          72,500
                       Call-Net Enterprises, Inc. 10.80% 2009(2)...................      375,000          90,000
                                                                                                   -------------
                                                                                                      10,449,052
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $268,270,253).....................                  256,759,730
                                                                                                   -------------

                       COMMON STOCK -- 0.0%                                            SHARES
                       -----------------------------------------------------------------------------------------
                       FINANCE
                       Financial Services
                       Russell Stanley Holdings, Inc.*(3)
                         (cost $0).................................................        1,500               0
                                                                                                   -------------

                       PREFERRED STOCK -- 2.0%
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 1.5%
                       Financial Services
                       Citigroup, Inc., Series F 6.37%.............................       42,000       2,070,600
                       Lehman Brothers Holdings, Inc., Series D 5.67%..............       30,000       1,244,064
                       TCI Communications Financing I 10.00%.......................       20,000         506,400
                       TCI Communications Financing II 8.72%.......................        4,535         114,645
                                                                                                   -------------
                                                                                                       3,935,709
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.2%
                       Broadcasting & Media
                       Primedia, Inc., Series D 10.00%.............................        1,500          96,000
                       Primedia, Inc., Series F 9.20%..............................        5,825         337,850
                       Sinclair Broadcast Group, Inc. 11.65%(6)....................        1,250         130,000
                                                                                                   -------------
                                                                                                         563,850
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications
                       Nextel Communications, Inc., Series E 11.13%(6).............           68          29,240
                                                                                                   -------------

                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts
                       Prologis Trust, Series C 8.54%..............................       20,000   $     921,250
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $5,808,430).....................                    5,450,049
                                                                                                   -------------

                                                           ---------------------

                       WARRANTS -- 0.0%                                               WARRANTS
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%
                       Retail
                       Jostens, Inc. Class E 05/01/10+*(3)+........................  $       125   $       1,875
                                                                                                   -------------

                       FINANCE -- 0.0%
                       Financial Services
                       Olympic Financial, Ltd. 3/15/07(3)+.........................        1,300               0
                                                                                                   -------------

                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services
                       Advanstar Holdings Corp. 10/15/11*(3)+......................           75               1
                                                                                                   -------------

                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media
                       UIH Australia Pacific, Inc. 5/15/06(3)+.....................          100               0
                       XM Satellite Radio, Inc. 3/15/10+...........................          125           2,500
                                                                                                   -------------
                                                                                                           2,500
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications
                       Loral Space & Communications 12/27/06+......................        1,480               0
                                                                                                   -------------

                       MATERIALS -- 0.0%
                       Forest Products
                       Pliant Corp. 06/01/10*+.....................................          100             155

                       Metals & Minerals
                       Republic Technologies International, Inc. 7/15/09++.........          150               1
                                                                                                   -------------
                                                                                                             156
                                                                                                   -------------
                       TOTAL WARRANTS (cost $53,617)...............................                        4,532
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $274,132,300).............                  262,214,311
                                                                                                   -------------

---------------------
    18


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.9%                                   AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co. 0.75%
                         due 2/01/02 (cost $2,362,000).............................  $ 2,362,000   $   2,362,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $276,494,300)                         98.2%                                       264,576,311
                       Other assets less liabilities --               1.8                                          4,866,369
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 269,442,680
                                                                    ======                                     =============

              -----------------------------

               +  Non-income producing securities
               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers
               # Security represents an investment in an affiliated company
              (1) Bond in default
              (2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
              (3) Fair valued security; See Note 2
              (4) Variable rate security; the rate reflected is as of January
                  31, 2002; maturity date reflects next reset date
              (5) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash
              (7) When-issued Security

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL BOND PORTFOLIO               INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                       FOREIGN BONDS & NOTES -- 56.2%                                 LOCAL CURRENCY)        VALUE
                       -----------------------------------------------------------------------------------------------
                       BELGIUM -- 1.4%
                       Kingdom of Belgium 4.75% 2005...............................   EUR    700,000     $     606,683
                       Kingdom of Belgium 5.50% 2028...............................   EUR    600,000           522,502
                       Kingdom of Belgium 6.50% 2005...............................   EUR  1,100,000         1,004,684
                                                                                                         -------------
                                                                                                             2,133,869
                                                                                                         -------------
                       CANADA -- 3.5%
                       GMAC Canada, Ltd. 6.50% 2004................................   GBP    800,000         1,125,578
                       Government of Canada 6.00% 2011.............................        4,900,000         3,210,238
                       Government of Canada 8.00% 2027.............................          500,000           405,154
                       North America Capital Corp. 8.25% 2003......................   GBP    300,000           439,463
                                                                                                         -------------
                                                                                                             5,180,433
                                                                                                         -------------
                       CAYMAN ISLAND -- 0.9%
                       BSCH Issuances, Ltd. 7.63% 2009.............................   USD    600,000           635,952
                       Santander Financial Issuances, Ltd. 7.88% 2005..............   USD    600,000           639,474
                                                                                                         -------------
                                                                                                             1,275,426
                                                                                                         -------------
                       DENMARK -- 2.4%
                       Kingdom of Denmark 8.00% 2003...............................       29,000,000         3,512,501
                                                                                                         -------------

                       FINLAND -- 0.2%
                       Upm Kymmene Corp. 6.13% 2012................................   EUR    400,000           341,060
                                                                                                         -------------

                       FRANCE -- 12.1%
                       Government of France 3.50% 2004.............................   EUR  9,600,000         8,141,371
                       Government of France 5.50% 2007.............................   EUR  1,300,000         1,164,697
                       Government of France 5.50% 2010.............................   EUR  1,100,000           983,790
                       Government of France 5.50% 2029.............................   EUR  2,000,000         1,770,687
                       Government of France 6.50% 2006.............................   EUR  2,500,000         2,323,059
                       Government of France 8.50% 2019.............................   EUR  2,300,000         2,702,697
                       Natexis Banques Populaires 7.00% 2005.......................   USD    800,000           834,240
                                                                                                         -------------
                                                                                                            17,920,541
                                                                                                         -------------
                       GERMANY -- 4.7%
                       Republic of Germany 5.00% 2011..............................   EUR  1,800,000         1,559,114
                       Republic of Germany 5.25% 2008..............................   EUR  1,300,000         1,150,994
                       Republic of Germany 5.25% 2010..............................   EUR    300,000           263,879
                       Republic of Germany 5.25% 2011..............................   EUR    500,000           440,534
                       Republic of Germany 5.38% 2010..............................   EUR    300,000           266,324
                       Republic of Germany 6.25% 2024..............................   EUR    600,000           579,038
                       Republic of Germany 6.25% 2030..............................   EUR    550,000           540,828
                       Treuhandenstall 7.13% 2003..................................   EUR  2,500,000         2,218,663
                                                                                                         -------------
                                                                                                             7,019,374
                                                                                                         -------------
                       ITALY -- 2.9%
                       Republic of Italy 4.38% 2006................................   USD    600,000           586,251
                       Republic of Italy 5.25% 2029................................   EUR  1,400,000         1,165,005
                       Republic of Italy 5.50% 2010................................   EUR  2,300,000         2,038,895
                       Republic of Italy 6.50% 2027................................   EUR    500,000           489,328
                                                                                                         -------------
                                                                                                             4,279,479
                                                                                                         -------------

---------------------
    20

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                       FOREIGN BONDS & NOTES (CONTINUED)                              LOCAL CURRENCY)        VALUE
                       -----------------------------------------------------------------------------------------------
                       JAPAN -- 8.8%
                       Government of Japan 0.90% 2008..............................      450,000,000     $   3,313,403
                       Government of Japan 1.30% 2011..............................      720,000,000         5,293,497
                       Government of Japan 1.90% 2009..............................       50,000,000           389,521
                       Government of Japan 1.90% 2010..............................      290,000,000         2,224,829
                       Government of Japan 1.90% 2021..............................      150,000,000         1,076,617
                       Government of Japan 2.50% 2020..............................       95,000,000           750,809
                                                                                                         -------------
                                                                                                            13,048,676
                                                                                                         -------------
                       LUXEMBOURG -- 1.1%
                       Sogerim SA 7.00% 2011.......................................   EUR  1,200,000         1,074,468
                       Tyco International Group SA 6.13% 2007......................   EUR    720,000           584,793
                                                                                                         -------------
                                                                                                             1,659,261
                                                                                                         -------------
                       NETHERLANDS -- 0.8%
                       Imperial Tobacco Overseas BV 7.13% 2009.....................   USD    800,000           805,874
                       TPSA Eurofinance BV 6.63% 2006..............................   EUR    500,000           433,345
                                                                                                         -------------
                                                                                                             1,239,219
                                                                                                         -------------
                       NORWAY -- 0.5%
                       Sparebanken Rogaland 9.20% 2009*............................   USD    700,000           753,495
                                                                                                         -------------
                       SPAIN -- 3.7%
                       Kingdom of Spain 4.00% 2010.................................   EUR  6,300,000         5,073,654
                       Kingdom of Spain 4.95% 2005.................................   EUR    500,000           435,059
                                                                                                         -------------
                                                                                                             5,508,713
                                                                                                         -------------
                       SWEDEN -- 1.6%
                       Kingdom of Sweden 3.50% 2006................................       26,000,000         2,294,842
                                                                                                         -------------

                       UNITED KINGDOM -- 11.6%
                       Barclays Bank, Plc. 1.83% 2002..............................   USD  5,000,000         5,000,369
                       British Telecom, Plc. 6.13% 2006............................   EUR  1,550,000         1,367,267
                       Gallaher Group, Plc. 4.88% 2005.............................   EUR  1,400,000         1,192,373
                       Lehman Brothers Holdings, Inc. 6.95% 2004...................          800,000         1,162,173
                       Midland Bank, Plc. 8.63% 2004...............................   USD  1,300,000         1,437,540
                       Royal Bank of Scotland, Plc. 5.25% 2008.....................   DEM  1,200,000           522,320
                       Standard Chartered Bank, Plc. 5.38% 2009....................   EUR    700,000           586,621
                       United Kingdom Gilt-Edged Bonds 6.75% 2004..................          300,000           443,837
                       United Kingdom Treasury 7.25% 2007..........................          570,000           896,897
                       United Kingdom Treasury 8.00% 2021..........................          500,000           989,318
                       United Kingdom Treasury 6.00% 2028..........................          600,000         1,016,123
                       United Kingdom Treasury 8.50% 2005..........................          300,000           475,101
                       United Kingdom Treasury 8.75% 2017..........................          100,000           199,917
                       United Utilities, Plc. 6.45% 2008...........................   USD    400,000           383,692
                       Vodafone Airtouch, Plc. 7.63% 2005..........................   USD  1,400,000         1,508,780
                                                                                                         -------------
                                                                                                            17,182,328
                                                                                                         -------------
                       TOTAL FOREIGN BONDS & NOTES (cost $87,539,975)..............                         83,349,217
                                                                                                         -------------

                       DOMESTIC BONDS & NOTES -- 36.2%
                       -----------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 13.7%
                       Alabama Power Co. 4.88% 2004................................          800,000           811,552
                       Ameritech Capital Funding Corp. 5.88% 2003..................          800,000           823,003
                       Associates Corp. NA 5.80% 2004..............................        1,200,000         1,245,888
                       AT&T Corp. 7.30% 2011*......................................          600,000           613,500
                       AT&T Wireless Services, Inc. 7.88% 2011.....................          400,000           417,004
                       CapitalOne Bank 6.88% 2006..................................          750,000           736,125
                       CIT Group, Inc. 5.50% 2005..................................   EUR    300,000           249,528

                                                           ---------------------

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                                    DOMESTIC BONDS & NOTES (CONTINUED)                LOCAL CURRENCY)        VALUE
                       -----------------------------------------------------------------------------------------------
                       CORPORATE BONDS (continued)
                       Citicorp 5.50% 2010.........................................   DEM  1,400,000     $     601,193
                       Citigroup, Inc. 6.75% 2005..................................          400,000           424,388
                       Clear Channel Communications, Inc. 6.50% 2005...............   EUR    800,000           683,955
                       Coastal Corp. 6.20% 2004....................................          700,000           705,698
                       Countrywide Home Loan 5.25% 2005............................   DEM  1,200,000           520,380
                       Daimlerchrysler Holdings Corp. NA 7.50% 2006................          400,000           572,741
                       Delhaize America, Inc. 7.38% 2008...........................          480,000           499,239
                       Ford Motor Credit Co. 6.88% 2006............................          200,000           200,038
                       Ford Motor Credit Co. 7.60% 2005............................        1,300,000         1,332,253
                       General Motors Acceptance Corp. 6.13% 2006..................          800,000           794,752
                       General Motors Acceptance Corp. 7.00% 2012..................          250,000           245,868
                       Household Finance Corp. 5.88% 2008..........................   EUR  1,200,000         1,038,373
                       Kellogg Co. 6.00% 2006......................................          600,000           616,099
                       KFW International Finance, Inc. 7.63% 2003..................        1,000,000         1,476,774
                       KN Energy, Inc. 6.45% 2003..................................          600,000           614,892
                       Petroleum Geo-Services ASA 6.25% 2003.......................          260,000           251,732
                       Qwest Capital Funding, Inc. 5.88% 2004......................          800,000           790,920
                       R B Falcon Corp. 6.75% 2005.................................          400,000           408,860
                       Reed Elsevier Capital, Inc. 6.13% 2006......................          500,000           507,935
                       Simon Property Group, Inc. 7.13% 2005.......................          300,000           308,523
                       Spieker Properties, Inc. 6.90% 2004.........................          600,000           623,442
                       Tyson Foods, Inc. 7.25% 2006*...............................          500,000           515,430
                       Viacom, Inc. 6.40% 2006.....................................          700,000           721,980
                       Wisconsin Energy Corp. 5.88% 2006...........................          900,000           913,347
                                                                                                         -------------
                                                                                                            20,265,412
                                                                                                         -------------
                       U.S. GOVERNMENT OBLIGATIONS -- 22.5%
                       Federal Home Loan Mortgage Corp. 4.50% 2004.................   EUR  2,500,000         2,163,247
                       Federal National Mortgage Association 6.00% 2099............        6,000,000         6,016,860
                       United States Treasury Bonds 6.25% 2030.....................        2,900,000         3,165,524
                       United States Treasury Bonds 7.50% 2024.....................        3,200,000         3,936,512
                       United States Treasury Bonds 8.13% 2019.....................        4,500,000         5,724,135
                       United States Treasury Bonds 8.88% 2017.....................        1,700,000         2,272,424
                       United States Treasury Notes 3.63% 2003.....................        5,000,000         5,062,500
                       United States Treasury Notes 3.63% 2008.....................        1,430,936         1,460,900
                       United States Treasury Notes 5.63% 2008.....................        3,500,000         3,668,980
                                                                                                         -------------
                                                                                                            33,471,082
                                                                                                         -------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $53,918,641).............                         53,736,494
                                                                                                         -------------
                       TOTAL INVESTMENT SECURITIES (cost $141,458,616).............                        137,085,711
                                                                                                         -------------

                                      SHORT-TERM SECURITIES -- 7.7%
                       -----------------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co.
                         1.81% due 2/01/02@
                         (cost $11,483,000)........................................       11,483,000        11,483,000
                                                                                                         -------------

                       TOTAL INVESTMENTS --
                         (cost $152,941,616)                         100.1%                                       148,568,711
                       Liabilities in excess of other assets --       (0.1)                                          (139,403)
                                                                     ------                                     -------------
                       NET ASSETS --                                 100.0%                                     $ 148,429,308
                                                                     ======                                     =============




              -----------------------------
                * Securities exempt from registration under Rule 144A of the
                  Securities Act of 1933. These Securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

---------------------
    22

              @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                           UNREALIZED
                       NUMBER OF                              EXPIRATION   VALUE AT      VALUE AS OF      APPRECIATION/
                       CONTRACTS         DESCRIPTION             DATE     TRADE DATE   JANUARY 31, 2002   DEPRECIATION
                       ------------------------------------------------------------------------------------------------
                        2 Long    Japan 10 Year Bond          March 2002  $2,022,439      $2,021,382         $(1,057)
                       22 Short   U.S. Treasury 10 Year Note  March 2002   2,347,813       2,329,360          18,453
                       44 Short   U.S. Treasury 5 Year Note   March 2002   4,707,885       4,667,520          40,365
                       14 Short   Euro-Schatz Future          March 2002   1,256,153       1,244,885          11,268
                       29 Long    Canada 10 Year Bond         March 2002   1,893,722       1,883,917          (9,805)
                       12 Short   Long Gilt Future            March 2002   1,927,394       1,943,010          15,616
                                                                                                             -------
                                                                                                              74,840
                                                                                                             =======

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                            CONTRACT              IN         DELIVERY  GROSS UNREALIZED
                           TO DELIVER        EXCHANGE FOR      DATE      APPRECIATION
                       ----------------------------------------------------------------
                       CAD      2,347,406  GBP    1,018,000  04/18/2002   $    6,216
                       CAD      5,816,369  USD    3,709,301  03/14/2002       56,783
                       CHF      2,412,001  NOK   13,177,000  04/18/2002       80,005
                       CHF      2,415,684  NOK   13,177,000  04/18/2002       77,861
                       DKK     29,609,423  USD    3,504,488  04/24/2002       92,753
                       EUR      1,608,318  SEK   14,870,507  04/18/2002       53,673
                       EUR      1,643,190  SEK   15,212,000  04/18/2002       47,861
                       EUR        399,488  USD      351,549  02/20/2002        8,560
                       EUR      1,395,422  USD    1,223,932  02/20/2002       25,859
                       EUR      2,735,166  USD    2,408,204  02/20/2002       59,864
                       EUR     52,009,724  USD   46,189,836  02/20/2002    1,535,677
                       EUR*        34,000  USD       30,217  04/18/2002        1,095
                       EUR*     1,597,054  USD    1,401,000  04/18/2002       33,101
                       EUR*     3,195,621  USD    2,802,000  04/18/2002       64,907
                       GBP      6,423,150  USD    9,141,942  03/25/2002       99,586
                       JPY    194,247,075  NZD    3,530,000  04/18/2002       47,118
                       JPY    192,707,289  NZD    3,530,000  04/18/2002       26,525
                       JPY    185,813,230  USD    1,394,000  04/18/2002        2,609
                       JPY  1,848,519,259  USD   14,102,760  02/21/2002      301,042
                       JPY*   182,998,200  USD    1,398,000  04/18/2002       27,689
                       JPY*   273,363,229  USD    2,072,032  04/18/2002       25,058
                       JPY*   450,897,720  USD    3,419,000  04/18/2002       42,627
                       NOK     26,021,000  USD    2,881,106  04/18/2002       51,121
                       NZD      7,026,000  USD    2,983,661  04/18/2002       74,248
                       SEK     23,829,893  USD    2,281,158  04/11/2002       55,373
                       USD*        30,020  CAD       48,000  04/18/2002          114
                       USD*     4,150,796  SGD    7,666,520  04/18/2002       32,683
                                                                         -----------
                                                                          2,930,008
                                                                         -----------

                                                           ---------------------

                                                                            GROSS UNREALIZED
                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)    DEPRECIATION
                       ---------------------------------------------------------------------
                       CAD       2,347,406   GBP     1,018,000   04/18/2002   $  (49,001)
                       CAD       2,246,891   USD     1,394,000   04/18/2002      (16,646)
                       CAD*      2,255,190   USD     1,401,000   04/18/2002      (14,856)
                       CHF       2,412,001   NOK    13,177,000   04/18/2002      (50,779)
                       CHF       2,415,684   NOK    13,177,000   04/18/2002      (50,779)
                       EUR       1,643,190   SEK    15,212,000   04/18/2002      (35,023)
                       EUR       1,608,318   SEK    14,870,507   04/18/2002      (42,849)
                       GBP*      2,990,461   USD     4,183,000   04/18/2002      (20,583)
                       JPY     192,707,289   NZD     3,530,000   04/18/2002       (7,793)
                       JPY     194,247,075   NZD     3,530,000   04/18/2002      (39,916)
                       JPY     187,051,196   USD     1,399,000   04/18/2002       (1,660)
                       SGD*      7,665,000   USD     4,155,598   04/18/2002      (27,052)
                       USD       1,470,582   AUD     2,892,000   04/18/2002      (10,309)
                       USD       4,094,015   AUD     7,831,000   04/18/2002     (139,866)
                       USD         119,483   CHF       199,000   04/18/2002       (3,657)
                       USD       1,338,025   GBP       933,000   04/18/2002      (26,540)
                       USD       1,244,571   SEK    12,890,000   04/18/2002      (41,110)
                       USD*      4,140,733   EUR     4,660,363   04/18/2002     (149,067)
                       USD*      5,603,000   GBP     3,932,910   04/18/2002      (74,650)
                       USD*      6,680,000   JPY   880,624,400   04/18/2002      (85,784)
                                                                              -----------
                                                                                (887,920)
                                                                              -----------
                                                                              $2,042,088
                             Net Unrealized Appreciation..................
                                                                              ===========

              -----------------------------
              * Represents partially offsetting forward foreign currency contracts that, to the extent they are offset, do not have additional market risk but have continued counterparty settlement risk.

              AUD  --   Australian Dollar
              CAD  --   Canadian Dollar
              CHF  --   Swiss Franc
              DEM  --   German Mark
              DKK  --   Danish Krone
              EUR  --   Euro
              GBP  --   United Kingdom Pound
              JPY  --   Japanese Yen
              NOK  --   Norwegian Krone
              NZD  --   New Zealand Dollar
              SEK  --   Swedish Krona
              SGD  --   Singapore Dollar
              USD  --   United States Dollar

              See Notes to Financial Statements

---------------------
    24

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                                                                       PRINCIPAL
                       BONDS & NOTES -- 82.8%                                           AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.5%
                       Apparel & Textiles -- 0.2%
                       Polymer Group, Inc., Series B 9.00% 2007(1).................   $ 1,000,000   $     380,000

                       Automotive -- 2.1%
                       CSK Auto, Inc. 12.00% 2006*.................................     1,750,000       1,824,375
                       Diamond Triumph Auto 9.25% 2008.............................       500,000         486,250
                       Lear Corp., Series B 8.11% 2009.............................     2,250,000       2,302,110
                       Rent-A-Center, Inc. 11.00% 2008*............................       850,000         896,750

                       Housing -- 1.9%
                       Aztar Corp. 8.88% 2007......................................       800,000         822,000
                       Beazer Homes USA, Inc. 8.88% 2008...........................     1,750,000       1,828,750
                       Champion Enterprises, Inc. 7.63% 2009.......................       350,000         259,000
                       Lennar Corp. 9.95% 2010.....................................       900,000         985,500
                       MDC Holdings, Inc. 8.38% 2008...............................     1,000,000       1,015,000

                       Retail -- 1.3%
                       Amerigas Partners/Eagle Finance 8.88% 2011..................       600,000         612,000
                       Dillard's, Inc. 6.43% 2004..................................       400,000         358,408
                       Dillard's, Inc. 6.69% 2007..................................       200,000         172,206
                       Dillard's, Inc. 7.15% 2007..................................       400,000         355,592
                       J.C. Penney, Inc. 7.38% 2008................................     1,000,000         960,000
                       Pep Boys Manny Moe & Jack 7.00% 2005........................     1,025,000         958,375
                                                                                                    -------------
                                                                                                       14,216,316
                                                                                                    -------------
                       CONSUMER STAPLES -- 3.3%
                       Food, Beverage & Tobacco
                       Agrilink Foods, Inc. 11.88% 2008............................     1,500,000       1,417,500
                       Cott Beverages, Inc. 8.00% 2011.............................       500,000         505,000
                       Doane Pet Care Co. 9.75% 2007...............................     1,908,000       1,555,020
                       Fleming Companies, Inc. 10.63% 2007.........................     2,250,000       2,126,250
                       Great Atlantic & Pacific Tea, Inc. 9.13% 2011...............       950,000         978,500
                       Smithfield Foods, Inc. 8.00% 2009...........................     2,050,000       2,137,125
                                                                                                    -------------
                                                                                                        8,719,395
                                                                                                    -------------
                       EDUCATION -- 0.4%
                       Education
                       Kinder Care Learning Centers, Inc. 9.50% 2009...............     1,000,000         970,000
                                                                                                    -------------
                       ENERGY -- 8.0%
                       Energy Services -- 4.8%
                       Gulfmark Offshore, Inc. 8.75% 2008..........................     1,250,000       1,200,000
                       Mirant Americas Generation, LLC 8.30% 2011..................     1,175,000         998,750
                       Statia Terminals International, Series B 11.75% 2003........     8,275,000       8,523,250
                       Tri Union Development Corp. 12.50% 2006.....................     2,200,000       1,870,000

                       Energy Sources -- 3.2%
                       Calpine Corp. 8.75% 2007....................................       725,000         590,875
                       Forest Oil Corp. 8.00% 2011*................................     1,000,000       1,002,500
                       Frontier Oil Corp. 11.75% 2009..............................     1,000,000       1,060,000
                       Northern Natural Gas 6.75% 2008.............................     2,975,000       2,462,348

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Swift Energy Co. 10.25% 2009................................   $   950,000   $     959,500
                       Western Gas Resources, Inc. 10.00% 2009.....................     2,000,000       2,110,000
                                                                                                    -------------
                                                                                                       20,777,223
                                                                                                    -------------
                       FINANCE -- 4.3%
                       Banks -- 0.7%
                       Bankunited Capital Trust 10.25% 2026........................     2,000,000       1,875,000

                       Broadcasting & Media -- 0.2%
                       Ono Finance, PLC 13.00% 2009................................       500,000         345,000

                       Financial Services -- 3.4%
                       Americredit Corp. 9.25% 2004................................     1,720,000       1,634,000
                       Americredit Corp. 9.88% 2006................................       750,000         697,500
                       ESI Tractebel Acquisition Corp. 7.99% 2011..................     1,250,000       1,259,288
                       Finova Group, Inc. 7.50% 2009...............................     2,200,000         836,000
                       Labranche & Co., Inc. 12.00% 2007...........................     2,500,000       2,887,500
                       Nexstar Finance, Inc. LLC 12.00% 2008.......................       750,000         765,000
                       Xerox Credit Corp. 6.13% 2014...............................     1,000,000         810,000
                                                                                                    -------------
                                                                                                       11,109,288
                                                                                                    -------------
                       HEALTHCARE -- 6.6%
                       Drugs -- 2.3%
                       Express Scripts, Inc. 9.63% 2009............................       850,000         941,375
                       ICN Pharmaceuticals, Inc. 8.75% 2008........................     2,100,000       2,310,000
                       ICN Pharmaceuticals, Inc. 8.75% 2008........................     1,600,000       1,760,000
                       Media Trust 7.11% 2004......................................     1,100,000       1,072,500

                       Financial Services -- 0.4%
                       Dana Credit Corp. 7.25% 2002................................     1,000,000         955,000

                       Health Services -- 3.6%
                       Fresenius Medical Care Capital Trust I 9.00% 2006...........     1,725,000       1,802,625
                       Healthsouth Corp. 7.00% 2008................................     1,025,000       1,004,500
                       Healthsouth Corp. 8.38% 2011................................     1,000,000       1,032,500
                       Iasis Healthcare Corp. 13.00% 2009..........................     1,500,000       1,642,500
                       Insight Health Services Corp. 9.88% 2011....................       220,000         227,700
                       Lifepoint Hospitals Holdings, Inc. 10.75% 2009..............     1,050,000       1,162,875
                       Stewart Enterprises, Inc. 10.75% 2008.......................     1,300,000       1,410,500
                       Triad Hospitals, Inc. 8.75% 2009............................       850,000         907,375
                       US Oncology, Inc. 9.63% 2012*...............................       225,000         223,875

                       Medical Products -- 0.3%
                       Physician Sales & Service, Inc. 8.50% 2007..................       850,000         850,000
                                                                                                    -------------
                                                                                                       17,303,325
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 7.9%
                       Aerospace & Military Technology -- 0.8%
                       B E Aerospace 8.00% 2008....................................       925,000         777,000
                       Decrane Aircraft Holdings 12.00% 2008.......................       500,000         467,500
                       Dunlop Standard Aerospace Holdings PLC 11.88% 2009..........       550,000         555,500
                       K & F Industries, Inc. 9.25% 2007...........................       250,000         253,750

                       Business Services -- 3.5%
                       Allied Waste North America, Inc., Series B 7.63% 2006.......     2,250,000       2,199,375
                       Browning Ferris Industries, Inc. 7.88% 2005.................     2,000,000       1,993,170
                       Earthwatch, Inc. 13.00% 2007(2)(4)..........................     2,000,000       1,650,000
                       Service Corporation International 7.70% 2009................       600,000         547,500
                       US Industries, Inc. 7.13% 2003..............................     3,400,000       2,788,000

---------------------
    26


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Electrical Equipment -- 0.4%
                       Amkor Technology, Inc. 9.25% 2008...........................   $   950,000   $     912,000

                       Machinery -- 1.0%
                       Di Industries, Inc. 8.88% 2007..............................     1,050,000       1,036,875
                       National Equipment Services, Inc., Series C 10.00% 2004.....     2,000,000       1,650,000

                       Manufacturing -- 2.0%
                       Filtronic PLC 10.00% 2005...................................     4,000,000       3,920,000
                       International Utility Structures, Inc. 10.75% 2008(4).......     3,329,000       1,331,600

                       Multi-Industry -- 0.2%
                       Park-Ohio Industries, Inc. 9.25% 2007.......................       800,000         460,000
                                                                                                    -------------
                                                                                                       20,542,270
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 23.7%
                       Broadcasting & Media -- 15.4%
                       Adelphia Communications Corp. 8.13% 2003....................     5,595,000       5,560,031
                       Adelphia Communications Corp. 10.25% 2011...................     1,250,000       1,281,250
                       AMC Entertainment, Inc. 9.50% 2011*.........................       800,000         764,000
                       AMC Entertainment, Inc. 9.88% 2012..........................       850,000         824,500
                       Australis Holdings Property, Ltd. 15.00% 2002(1)(2)(4)......     1,000,000          20,000
                       Callahan Nordrhein Westfalen 16.00% 2010(2).................     2,750,000         577,500
                       Callahan Nordrhein Westfallen 14.00% 2010...................       675,000         324,000
                       Central European Media Enterprises Ltd. 9.38% 2004..........     5,495,000       3,187,100
                       Charter Communications Holdings 10.00% 2009.................     1,275,000       1,287,750
                       Charter Communications Holdings 10.00% 2011*................     1,000,000         999,375
                       Charter Communications Holdings 11.75% 2011(2)..............     4,500,000       2,778,750
                       Comcast UK Cable Partners Ltd. 11.20% 2007(2)...............     2,165,000       1,775,300
                       Echostar Communications Corp. 4.88% 2007....................     2,300,000       2,022,620
                       Echostar DBS Corp. 9.25% 2006...............................     2,000,000       2,057,500
                       Lodgenet Entertainment Corp. 10.25% 2006....................       575,000         582,188
                       Mediacom Capital Corp., Series B 8.50% 2008.................     2,000,000       2,020,000
                       Northland Cable Television, Inc. 10.25% 2007................     2,500,000       2,125,000
                       Pegasus Satellite Communications, Inc. 12.38% 2006..........     3,540,000       3,256,800
                       Salem Communications Corp. 9.50% 2007.......................     1,000,000       1,032,500
                       Shop At Home, Inc. 11.00% 2005..............................     3,550,000       3,656,500
                       Sinclair Broadcast Group, Inc. 8.75% 2011*..................     2,250,000       2,311,875
                       UIH Australia Pacific, Inc., Series B 14.00%
                         2006(1)(2)(4).............................................     5,750,000         575,000
                       Young Broadcasting, Inc. 8.50% 2008.........................     1,000,000       1,026,250

                       Leisure & Tourism -- 8.3%
                       American Airlines 7.80% 2006................................     1,175,000       1,147,188
                       Argosy Gaming 9.00% 2011....................................       300,000         318,750
                       Atlas Air, Inc. 9.25% 2008..................................       975,000         833,625
                       Atlas Air, Inc. 9.38% 2006..................................       425,000         378,250
                       Atlas Air, Inc. 10.75% 2005.................................       825,000         713,625
                       Hollywood Casino Corp. 11.25% 2007..........................     2,200,000       2,425,500
                       Hollywood Park, Inc. 9.50% 2007.............................     1,425,000       1,229,062
                       Horseshoe Gaming LLC, Series B 8.63% 2009...................     1,000,000       1,037,500
                       Host Marriot LP, Series E 8.38% 2006........................     3,250,000       3,217,500
                       International Game Technology 8.38% 2009....................     1,000,000       1,060,000
                       Isle Capri Casinos, Inc. 8.75% 2009.........................     1,850,000       1,817,625
                       ITT Corp. 6.75% 2005........................................       550,000         545,842
                       Mandalay Resort Group -- Circus Circus 6.75% 2003...........     1,000,000       1,000,000
                       Park Place Entertainment Corp. 8.88% 2008...................     2,000,000       2,070,000
                       Prime Hospitality Corp. 9.75% 2007..........................     1,500,000       1,552,500

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism (continued)
                       Regal Cinemas Corp. 9.38% 2012..............................   $    75,000   $      76,312
                       Six Flags Entertainment Corp. 8.88% 2006....................     1,000,000         996,440
                       Vail Resorts, Inc. 8.75% 2009...............................     1,275,000       1,276,594
                                                                                                    -------------
                                                                                                       61,742,102
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 11.4%
                       Communication Equipment -- 0.8%
                       American Tower Corp. 9.38% 2009.............................     1,435,000         997,325
                       Marconi Corp., PLC 7.75% 2010...............................     2,250,000       1,035,000

                       Computers & Business Equipment -- 0.7%
                       Xerox Corp. 7.15% 2004......................................       500,000         458,750
                       Xerox Corp. 9.75% 2009*.....................................     1,500,000       1,410,000

                       Computer Services -- 0.9%
                       Unisys Corp. 7.25% 2005.....................................     2,500,000       2,450,000

                       Electronics -- 0.3%
                       Amkor Technology, Inc. 9.25% 2006...........................       725,000         699,625

                       Internet Software -- 0.1%
                       PSINet, Inc. 11.50% 2008(1).................................     3,950,000         365,375

                       Telecommunications -- 8.6%
                       Airgate PCS, Inc. 13.50% 2009(2)............................     1,775,000       1,207,000
                       Alamosa Delaware, Inc. 13.63% 2011..........................     1,100,000       1,067,000
                       Celcaribe SA 14.50% 2004(2).................................     2,940,000       1,617,000
                       Globix Corp. 12.50% 2010(1).................................     3,575,000         625,625
                       GT Group Telecom, Inc. 13.25% 2010(2).......................     3,650,000         474,500
                       Insight Midwest/Insight Capital 10.50% 2010.................       775,000         844,750
                       IPCS, Inc. zero coupon 2010.................................     2,225,000       1,379,500
                       Leap Wireless International, Inc. 14.50% 2010(2)............     2,000,000         600,000
                       Loral Cyberstar, Inc. 10.00% 2006...........................     4,132,000       2,975,040
                       Microcell Telecommunications 14.00% 2006(2).................     1,900,000       1,596,000
                       Midcom Communications, Inc. 8.25% 2003(1)(4)................       550,000              55
                       Nextel Partners, Inc. 11.00% 2010...........................     3,200,000       2,496,000
                       Nextel Partners, Inc. 12.50% 2009...........................     2,000,000       1,680,000
                       Panamsat Corp. 6.38% 2008...................................       300,000         270,306
                       Panamsat Corp. 8.50% 2012...................................       425,000         423,937
                       Pegasus Media & Commerce, Inc. 12.50% 2005..................     1,500,000       1,507,500
                       Triton PCS, Inc. 8.75% 2011.................................     1,100,000       1,072,500
                       U.S. Unwired, Inc., Series B 13.38% 2009(2).................     3,500,000       2,415,000
                                                                                                    -------------
                                                                                                       29,667,788
                                                                                                    -------------
                       MATERIALS -- 5.3%
                       Chemicals -- 0.6%
                       IMC Global, Inc. 11.25% 2011................................     1,000,000       1,078,440
                       Westport Resources Corp. 8.25% 2011.........................       650,000         659,750

                       Forest Products -- 2.2%
                       Ainsworth Lumber, Ltd. 12.50% 2007..........................       750,000         750,000
                       Bear Island Paper Co., LLC 10.00% 2007......................     1,000,000         920,000
                       Buckeye Cellulose Corp. 8.50% 2005..........................     1,575,000       1,480,500
                       Fibermark, Inc. 10.75% 2011.................................       500,000         415,000
                       Norske Skog Canada, Ltd. 8.63% 2011.........................     1,250,000       1,268,750
                       Speciality Paperboard, Inc. 9.38% 2006......................     1,000,000         830,000

---------------------
    28


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 2.5%
                       Acme Metals, Inc. 12.50% 2002(1)(4).........................   $ 1,727,000   $     172,700
                       Armco, Inc. 8.88% 2008......................................     4,000,000       4,050,000
                       Crown Cork & Seal, Inc. 8.38% 2005..........................     2,000,000       1,220,000
                       Kaiser Aluminum & Chemical Corp. 9.88% 2002(1)..............       375,000         251,250
                       Kaiser Aluminum & Chemical Corp. 10.88% 2006(1).............       750,000         502,500
                       Kaiser Aluminum & Chemical Corp. 12.75% 2003(1).............     1,174,000         293,500
                                                                                                    -------------
                                                                                                       13,892,390
                                                                                                    -------------
                       MUNICIPAL BONDS -- 0.1%
                       Transportation
                       Continental Airlines, Inc. 6.95% 2009.......................       385,055         295,645
                                                                                                    -------------
                       REAL ESTATE -- 1.6%
                       Real Estate Investment Trusts
                       Felcor Lodging Limited Partnership 8.50% 2011...............     1,250,000       1,227,375
                       Omega Healthcare Investments, Inc. 6.95% 2002...............     1,250,000       1,209,920
                       Omega Healthcare Investments, Inc. 6.95% 2007...............     1,000,000         865,000
                       Senior Housing Properties Trust 8.63% 2012..................       750,000         768,750
                                                                                                    -------------
                                                                                                        4,071,045
                                                                                                    -------------
                       RETAIL -- 0.5%
                       Drugs
                       Rite Aid Corp. 11.25% 2008..................................     2,000,000       1,180,000
                                                                                                    -------------
                       UTILITIES -- 4.2%
                       Electric Utilities -- 3.4%
                       AES Corp. 8.75% 2002........................................     1,600,000       1,584,000
                       AES Corp. 8.88% 2011........................................       275,000         236,500
                       AES Drax Energy, Ltd. 11.50% 2010(2)........................     1,690,000       1,081,600
                       BRL Universal Equipment LP 8.88% 2008.......................       200,000         202,000
                       Calpine Canada Energy Finance 8.50% 2008....................     4,000,000       3,336,256
                       Edison Mission Energy 10.00% 2008...........................     2,300,000       2,326,151

                       Gas & Pipeline Utilities -- 0.8%
                       Universal Compression, Inc. 9.88% 2008(1)...................     2,300,000       2,173,500
                                                                                                    -------------
                                                                                                       10,940,007
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $237,989,122).....................                   215,426,794
                                                                                                    -------------

                       COMMON STOCK -- 0.1%                                             SHARES
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 0.0%
                       Energy Sources
                       Tribo Petroleum Corp.(4)....................................         2,200               0
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism
                       Capital Gaming International, Inc.+(4)......................           103               1
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications
                       International Wireless Communications Holdings, Inc.(4).....       181,292          18,129
                                                                                                    -------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       MATERIALS -- 0.1%
                       Metals & Minerals
                       Metal Management, Inc.+.....................................       183,347   $     320,857
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $3,729,152)........................                       338,987
                                                                                                    -------------

                       PREFERRED STOCK -- 4.1%
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.1%
                       Business Services
                       Earthwatch, Inc., Series C 8.50%*(3)(4).....................       465,922         232,961
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 2.1%
                       Broadcasting & Media
                       CSC Holdings, Inc. Series M 11.13%..........................        51,084       5,440,446
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 1.9%
                       Telecommunications
                       Broadwing Communications, Inc., Series B 12.50%.............         6,150       3,928,313
                       Nextel Communications, Inc., Series E 11.13%................         2,836       1,219,480
                                                                                                    -------------
                                                                                                        5,147,793
                                                                                                    -------------
                       TOTAL PREFERRED STOCK (cost $13,740,635)....................                    10,821,200
                                                                                                    -------------

                       WARRANTS -- 0.2%
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 0.1%
                       Energy Services
                       Key Energy Services, Inc. 1/15/09+..........................         3,100         170,128
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services
                       Advanstar Holdings Corp. 10/15/11(4)+.......................         1,000               0
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media
                       Knology, Inc. 10/22/07*(4)+.................................         6,000              60
                       UIH Australia Pacific, Inc. 5/15/06*(4)+....................         1,000              10
                       XM Satellite Radio, Inc. 3/15/10(4)+........................         1,000              10
                                                                                                    -------------
                                                                                                               80
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Telecommunications -- 0.1%
                       GT Group Telecom, Inc. 2/01/10*(4)+.........................         2,400              24
                       Horizon PCS, Inc. 10/1/10+..................................         2,000          60,000
                       KMC Telecom Holdings, Inc. 4/15/08+*(4)+....................         4,650               0
                       Leap Wireless International, Inc. 4/15/10*+.................         3,500         140,000
                       Leap Wireless International, Inc. 4/15/10*+.................         3,700          74,000
                       Loral Space & Communications 12/27/06+......................        58,981               0
                       Motient Corp. 4/01/08+(4)+..................................         2,750              28
                       Occidente Y Caribe 3/15/04(4)+..............................         9,000              90
                                                                                                    -------------
                                                                                                          274,142
                                                                                                    -------------
                       TOTAL WARRANTS (cost $984,971)..............................                       444,350
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $256,443,880).............                   227,031,331
                                                                                                    -------------

---------------------
    30

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 12.7%                                    AMOUNT
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $33,102,000).......................   $33,102,000      33,102,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $289,545,880)                         99.9%                                       260,133,331
                       Other assets less liabilities --               0.1.                                           304,747
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 260,438,078
                                                                    ======                                     =============

              -----------------------------

               +  Non-income producing securities
               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
              (1) Bond in default
              (2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate
              (3) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash
              (4) Fair valued security -- See Note 2

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES -- 85.8%                                        LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.6%

                       Automotive -- 1.1%
                       AutoNation, Inc. 9.00% 2008.................................          200,000   $    208,000
                       Collins & Aikman Products Co. 10.75% 2011...................          210,000        212,100
                       Collins & Aikman Corp., Series B 11.50% 2006................           50,000         47,250
                       Dana Corp. 9.00% 2011*......................................          360,000        324,000
                       Dana Corp. 9.00% 2011(3)....................................  EUR     155,000        101,785
                       Hayes Lemmerz International, Inc., Series B 8.25% 2008(1)...        1,750,000         78,750

                       Housing -- 1.0%
                       D.R. Horton, Inc. 8.00% 2009................................          270,000        273,375
                       Toll Brothers, Inc. 8.25% 2011..............................          685,000        691,850

                       Retail -- 0.5%
                       HMV Media Group, PLC, Series B 10.88% 2008..................  GBP     350,000        494,235
                                                                                                       ------------
                                                                                                          2,431,345
                                                                                                       ------------
                       CONSUMER STAPLES -- 0.9%
                       Food, Beverage & Tobacco
                       Michael Foods, Inc. 11.75% 2011.............................          290,000        314,650
                       Smithfield Foods, Inc. 7.63% 2008...........................          570,000        564,300
                                                                                                       ------------
                                                                                                            878,950
                                                                                                       ------------
                       ENERGY -- 4.2%
                       Energy Services -- 1.3%
                       Chesapeake Energy Corp. 8.13% 2011..........................          775,000        736,250
                       Hanover Equipment Trust 8.50% 2008*.........................          175,000        174,125
                       Hanover Equipment Trust 8.75% 2011*.........................           75,000         74,625
                       Mirant Americas Generation, LLC 8.30% 2011..................          270,000        228,668

                       Energy Sources -- 2.9%
                       Calpine Corp. 8.50% 2011....................................          410,000        332,100
                       Husky Oil Co. 8.90% 2028....................................          950,000        978,025
                       Oil Purchase Co. 7.10% 2002.................................           34,220         34,076
                       Petroleos Mexicanos 9.50% 2027..............................          550,000        605,000
                       Stone Energy Corp. 8.25% 2011*..............................          160,000        160,800
                       Vintage Petroleum, Inc. 7.88% 2011..........................          125,000        115,000
                       Vintage Petroleum, Inc. 8.63% 2009..........................          275,000        258,500
                       Vintage Petroleum, Inc. 9.75% 2009..........................          290,000        291,450
                                                                                                       ------------
                                                                                                          3,988,619
                                                                                                       ------------
                       FINANCE -- 3.9%
                       Banks -- 0.6%
                       Banque Centrale De Tunisie 8.25% 2027.......................          450,000        432,000
                       Pindo Deli Finance Mauritius 10.75% 2007(1)(3)..............        1,000,000        170,000

                       Financial Services -- 2.8%
                       California FM Lease Trust 8.50% 2017*.......................          414,272        429,699
                       Case Credit 6.13% 2003......................................          140,000        132,300
                       Ford Motor Credit Co. 7.25% 2011............................          105,000        103,058

---------------------
    32

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Hollinger Participation Trust 12.13% 2010*..................          255,000   $    229,500
                       OHA Auto Grantor Trust, Series 1997, Class A 11.00%
                         2004(3)...................................................          560,128        269,084
                       Pemex Master Trust 144A 8.63% 2022*.........................          400,000        398,360
                       Pemex Master Trust Medium Term Note 7.88% 2009*.............          410,000        409,672
                       PTC International Finance II SA 11.25% 2009.................  EUR     650,000        592,058
                       Tjiwi Kimia Finance, Ltd. 10.00% 2004(1)(3).................          290,000         49,300

                       Insurance -- 0.5%
                       Anthem Insurance Co., Inc. 9.13% 2010*......................          465,000        488,027
                                                                                                       ------------
                                                                                                          3,703,058
                                                                                                       ------------
                       HEALTHCARE -- 3.2%
                       Drugs -- 0.4%
                       Amerisourcebergen Corp. 8.13% 2008..........................          135,000        140,738
                       Omnicare, Inc. 8.13% 2011*..................................          265,000        277,587

                       Health Services -- 2.8%
                       Fresenius Medical Care Capital Trust II 7.88% 2008..........          855,000        850,725
                       HCA, Inc. 7.69% 2025........................................        1,030,000        973,350
                       HCA-The Healthcare Co. 8.75% 2010...........................          275,000        301,125
                       Health Net, Inc. 8.38% 2011.................................          480,000        489,845
                                                                                                       ------------
                                                                                                          3,033,370
                                                                                                       ------------
                       INDUSTRIAL & COMMERCIAL -- 2.8%
                       Aerospace & Military Technology -- 0.2%
                       Jet Equipment Trust, Series C1 11.79% 2013(3)...............          300,000        135,000

                       Business Services -- 1.4%
                       Coinmach Corp. 9.00% 2010*..................................          120,000        122,100
                       Encompass Services Corp. 10.50% 2009........................          285,000        176,700
                       USA Waste Services, Inc. 7.13% 2017.........................          125,000        121,987
                       Waste Management, Inc. 6.88% 2009...........................          235,000        236,889
                       Waste Management, Inc. 7.13% 2007...........................          420,000        435,780
                       WMX Technologies, Inc. 7.00% 2006...........................          225,000        232,621

                       Machinery -- 0.3%
                       Case Corp. 6.25% 2003.......................................          125,000        115,000
                       Manitowoc Co., Inc. 10.38% 2011.............................  EUR     220,000        200,389

                       Multi-Industry -- 0.9%
                       Allied Waste North America, Inc. 8.88% 2008.................          445,000        455,012
                       Schuler Homes 9.38% 2009....................................          360,000        377,100
                                                                                                       ------------
                                                                                                          2,608,578
                                                                                                       ------------
                       INFORMATION & ENTERTAINMENT -- 12.3%
                       Broadcasting & Media -- 8.5%
                       Adelphia Communications Corp., Series B 7.75% 2009..........          610,000        573,400
                       Adelphia Communications Corp., Series B 8.38% 2008..........          300,000        289,500
                       Adelphia Communications Corp., Series B 9.88% 2007..........          435,000        439,350
                       Belo Corp. 8.00% 2008.......................................          125,000        127,673
                       British SKY Broadcasting Group 8.20% 2009...................          930,000        951,418
                       Callahan Nordrhein Westfallen 14.00% 2010...................          775,000        372,000
                       Centex Corp. 7.88% 2011.....................................          555,000        570,940
                       Charter Communications Holdings, LLC 10.25% 2010............          825,000        837,375
                       Echostar DBS Corp. 9.38% 2009...............................          260,000        269,100
                       Globalstar LP 11.38% 2004(1)(4).............................          425,000         38,250
                       Muzak Finance Corp., LLC 9.88% 2009.........................          160,000        137,600
                       Nextmedia Operating, Inc. 10.75% 2011*......................          280,000        295,400
                       Ono Finance, Plc. 14.00% 2011...............................          350,000        248,500

                                                           ---------------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Pegasus Communications Corp. 12.50% 2007....................           25,000   $     24,750
                       Pegasus Communications Corp., Series B 9.75% 2006...........           65,000         56,550
                       Primedia, Inc. 8.88% 2011...................................          730,000        678,900
                       Quebecor Media, Inc. 11.13% 2011............................          400,000        435,000
                       Quebecor Media, Inc. 13.75% 2011............................          135,000         82,350
                       Radio One, Inc. 8.88% 2011..................................          190,000        197,125
                       Salem Communications Holding Corp. 9.00% 2011...............          345,000        357,938
                       Telewest Communications 9.88% 2010..........................          450,000        292,500
                       Telewest Communications, PLC 9.88% 2009(2)..................  GBP     400,000        214,639
                       United Pan-Europe Communications NV, Series B 10.88%
                         2009(1)...................................................          870,000         87,000
                       XM Satellite Radio, Inc. 14.00% 2010........................          155,000        118,575
                       Young Broadcasting, Inc. 10.00% 2011........................          380,000        361,000

                       Leisure & Tourism -- 3.8%
                       Air Canada, Inc. 10.25% 2011................................          525,000        359,625
                       Hilton Hotels Corp. 7.95% 2007..............................          235,000        236,166
                       HMH Properties, Inc., Series A 7.88% 2005...................          315,000        308,700
                       HMH Properties, Inc., Series B 7.88% 2008...................          100,000         97,000
                       Horseshoe Gaming LLC, Series B 8.63% 2009...................          725,000        752,187
                       International Game Technology 8.38% 2009....................          500,000        530,000
                       Park Place Entertainment Corp. 8.50% 2006...................          250,000        257,050
                       Station Casinos, Inc. 8.88% 2008............................        1,005,000      1,005,000
                                                                                                       ------------
                                                                                                         11,602,561
                                                                                                       ------------
                       INFORMATION TECHNOLOGY -- 10.1%
                       Communication Equipment -- 0.4%
                       American Cellular Corp. 9.50% 2009..........................          210,000        197,400
                       Rhythms NetConnections, Inc., Series B 14.00% 2010(1).......          400,000         26,000
                       TRW, Inc. 7.63% 2006........................................          115,000        118,624

                       Electronics -- 0.2%
                       Metromedia Fiber Network, Inc. 10.00% 2009..................          730,000        244,550

                       Internet Software -- 0.5%
                       Exodus Communications, Inc. 11.63% 2010(1)..................        1,125,000        247,500
                       PSINet, Inc. 11.00% 2009(1).................................        1,125,000         90,000
                       PSINet, Inc., Series B 10.00% 2005(1).......................        1,410,000        130,425

                       Telecommunications -- 9.0%
                       Bayan Telecommunications, Inc. 15.00% 2006*(1)..............        1,075,000        204,250
                       Centennial Cellular Operating Co. 10.75% 2008...............          530,000        349,800
                       Colt Telecom Group, PLC 7.63% 2008..........................  DEM   1,450,000        375,867
                       Corning, Inc. zero coupon 2015..............................          655,000        360,250
                       CTI Holdings SA 11.50% 2008(2)..............................          590,000         53,100
                       Dolphin Telecom, PLC 11.50% 2008(1)(2)......................          850,000             85
                       Dolphin Telecom, PLC, Series B 14.00% 2009(1)(2)............          550,000             55
                       Echostar DBS Corp. 9.13% 2009*..............................          220,000        225,500
                       Espirit Telecom Group, PLC 10.88% 2008(1)...................          400,000          1,000
                       Focal Communications Corp. 11.88% 2010......................          764,000        320,880
                       Focal Communications Corp. 12.13% 2008(2)...................          455,000        139,912
                       Global Crossing Holdings, Ltd. 8.70% 2007(1)(6).............        1,100,000         82,500
                       Global Crossing Holdings, Ltd. 9.63% 2008(1)(6).............        1,050,000         52,500
                       Globix Corp. 12.50% 2010....................................          690,000        120,750
                       Grupo Iusacell SA de C.V. 14.25% 2006.......................          250,000        270,000
                       GT Group Telecom, Inc. 13.25% 2010(2).......................        1,300,000        169,000
                       Hermes Europe Railtel BV 10.38% 2009(1).....................          525,000         48,562
                       Hermes Europe Railtel BV 11.50% 2007(1).....................          490,000         46,550
                       Intermedia Communications, Inc., Series B 11.25% 2007(2)....          725,000        725,000
                       Maxcom Telecomunicaciones SA de CV 13.75% 2007(4)...........          425,000         72,250

---------------------
    34

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       McLeodUSA, Inc. 11.38% 2009(1)(6)...........................          825,000   $    206,250
                       Motient Corp. 12.25% 2008(1)................................          530,000        159,000
                       Netia Holdings BV 10.25% 2007(1)............................          775,000        135,625
                       Netia Holdings II BV 13.13% 2009(1).........................          300,000         52,500
                       Netia Holdings II BV 13.50% 2009(1).........................          265,000         38,785
                       Nextel Communications, Inc. 9.38% 2009......................          395,000        282,425
                       Nextel Communications, Inc. 10.65% 2007(2)..................        2,600,000      1,898,000
                       Nextlink Communications, Inc. 9.45% 2008(2).................        1,800,000        180,000
                       Nextlink Communicatons, Inc. 10.75% 2008....................          200,000         24,000
                       NTL Communications Corp. 9.88% 2009.........................  EUR     125,000         36,520
                       NTL, Inc. 9.50% 2008........................................  GBP     750,000        317,723
                       NTL, Inc., Series B 9.75% 2008(2)...........................          550,000        170,500
                       Pccw Hktc Cap, Ltd. 7.75% 2011*.............................          380,000        379,083
                       Primus Telecommunications Group, Inc. 11.25% 2009...........          275,000         57,750
                       Primus Telecommunications Group, Inc., Series B 9.88%
                         2008......................................................          140,000         29,400
                       Primus Telecommunications, Inc. 12.75% 2009.................          230,000         48,300
                       RCN Corp., Series B 9.80% 2008(2)...........................          750,000        172,500
                       RCN Corp., Series B 11.13% 2007(2)..........................          710,000        205,900
                       Rhythms NetConnections, Inc., Series B 13.50% 2008(1).......        1,700,000        187,000
                       RSL Communications, Ltd. 12.25% 2006(1).....................          198,000          6,930
                       RSL Communications, PLC 9.13% 2008(1).......................        1,065,000         55,913
                       RSL Communications, PLC 10.00% 2008(1)......................  DEM   1,650,000          7,249
                       RSL Communications, PLC 10.13% 2008(1)(2)...................          275,000          9,625
                       Tele1 Europe BV 13.00% 2009(3)..............................  EUR     490,000        143,159
                       Tele1 Europe BV 12.38% 2008(3)..............................  EUR     175,000         48,121
                       Viatel, Inc. 12.50% 2008(1)(2)..............................        1,310,000          1,637
                       Winstar Communications, Inc. 14.75% 2010(1)(2)..............        7,950,000            795
                       Xo Communications, Inc. 10.75% 2009(1)......................          300,000         39,000
                                                                                                       ------------
                                                                                                          9,566,000
                                                                                                       ------------
                       MATERIALS -- 5.9%
                       Chemicals -- 2.5%
                       Acetex Corp. 10.88% 2009....................................          165,000        166,650
                       Equistar Chemicals LP 10.13% 2008...........................          245,000        241,325
                       Huntsman ICI Chemicals LLC 10.13% 2009......................          250,000        230,000
                       Huntsman ICI Chemicals LLC 10.13% 2009......................  EUR     625,000        451,132
                       International Specialty Holdings 10.63% 2009................          400,000        396,000
                       Lyondell Chemical Co., Series A 9.63% 2007..................          345,000        344,138
                       Messer Grieshiem Holding AG 10.38% 2011.....................  EUR     295,000        269,666
                       Millennium America, Inc. 9.25% 2008.........................          115,000        119,299
                       Om Group, Inc. 9.25% 2011*..................................          105,000        108,150
                       Forest Products -- 2.6%
                       Longview Fibre Co. 10.00% 2009*.............................          100,000        102,500
                       Louisiana-Pacific Corp. 10.88% 2008.........................          305,000        301,950
                       Lousiana-Pacific Corp. 8.88% 2010...........................          100,000         98,615
                       Norske Skog Canada, Ltd. 8.63% 2011*........................          210,000        213,150
                       Owens-Illinois, Inc. 7.50% 2010.............................        1,190,000      1,017,450
                       Owens-Illinois, Inc. 7.80% 2018.............................          175,000        140,875
                       Phelps Dodge Corp. 8.75% 2011...............................          280,000        274,830
                       Riverwood International Corp. 10.88% 2008...................          130,000        134,225
                       Tjiwi Kimia 13.25% 2001(3)..................................          800,000        136,000
                       Tjiwi Kimia International Finance BV 13.25% 2049(1).........          100,000         11,000

                                                           ---------------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 0.8%
                       Murrin Murrin Holdings Property, Ltd. 9.38% 2007............          600,000   $    423,000
                       National Steel Corp., Series D 9.88% 2009...................        1,045,000        378,812
                                                                                                       ------------
                                                                                                          5,558,767
                                                                                                       ------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 36.8%
                       Foreign Government
                       Central Bank of Nigeria 5.09% 2010..........................          420,000        159,600
                       Central Bank of Nigeria 6.25% 2020..........................          500,000        353,125
                       Dominican Republic 9.50% 2006*..............................          410,000        428,450
                       Federative Republic of Brazil 3.19% 2002....................        1,900,000      1,365,625
                       Federative Republic of Brazil 3.25% 2002....................        2,230,000      1,643,475
                       Federative Republic of Brazil 8.00% 2014....................        1,003,599        774,026
                       Federative Republic of Brazil 8.88% 2024....................        1,770,000      1,184,041
                       Federative Republic of Brazil 11.00% 2012...................        1,880,000      1,643,120
                       Federative Republic of Brazil 11.00% 2040...................        1,070,000        829,143
                       Federative Republic of Brazil 11.25% 2007...................        1,581,000      1,523,847
                       Federative Republic of Brazil 12.25% 2030(3)................        1,010,000        874,155
                       Ivory Coast, Inc. zero coupon 2018..........................          475,000         81,409
                       Ivory Coast, Inc. 2.00% 2018................................        1,350,000        214,380
                       Malaysia 7.50% 2011.........................................          730,000        764,106
                       Republic of Argentina 6.00% 2023............................        1,250,000        562,500
                       Republic of Argentina 11.38% 2010...........................        1,810,000        470,600
                       Republic of Argentina 11.75% 2009...........................          820,000        215,250
                       Republic of Argentina 11.75% 2015...........................          460,000        117,300
                       Republic of Bulgaria, Series A 2.81% 2002...................        1,000,000        872,500
                       Republic of Columbia 10.00% 2012............................          950,000        910,813
                       Republic of Croatia 4.53% 2002..............................          286,364        280,636
                       Republic of Ecuador 5.00% 2002..............................        1,210,000        611,655
                       Republic of Ecuador 12.00% 2012.............................        1,000,000        770,000
                       Republic of Egypt 8.75% 2011................................          600,000        583,500
                       Republic of Korea 8.88% 2008................................          290,000        336,110
                       Republic of Panama 9.63% 2011...............................          420,000        434,700
                       Republic of Panama 9.38% 2029...............................          250,000        263,750
                       Republic of Peru zero coupon 2017...........................          680,000        496,400
                       Republic of Peru 4.50% 2003.................................          940,000        742,600
                       Republic of Philippines 9.38% 2017..........................          690,000        681,375
                       Republic of Philippines 9.88% 2019..........................          540,000        515,509
                       Republic of Turkey 12.38% 2009..............................        1,030,000      1,075,835
                       Republic of Ukraine 11.00% 2007.............................          479,400        467,415
                       Republic of Venezuela 2.88% 2007............................          571,421        409,995
                       Republic of Venezuela 6.75% 2020(4).........................          530,000        376,300
                       Russian Federation 5.00% 2030...............................        4,030,000      2,470,090
                       Russian Federation 10.00% 2007..............................        1,210,000      1,234,200
                       Russian Federation 12.75% 2028..............................        2,000,000      2,267,000
                       State of Qatar 9.75% 2030...................................          350,000        413,000
                       United Mexican States 7.50% 2012............................        2,100,000      2,073,750
                       United Mexican States 11.38% 2016...........................        1,980,000      2,478,267
                       United Mexican States 11.50% 2026...........................          650,000        837,850
                                                                                                       ------------
                                                                                                         34,807,402
                                                                                                       ------------
                       REAL ESTATE -- 1.2%
                       Real Estate Companies -- 0.9%
                       Beazer Homes USA, Inc. 8.63% 2011...........................          500,000        515,000
                       CB Richard Ellis Services, Inc. 11.25% 2011.................          300,000        276,000
                       Glencore Nickel Property, Ltd. 9.00% 2014...................          135,000         71,550

---------------------
    36

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts -- 0.3%
                       Istar Financial, Inc. 8.75% 2008............................          305,000   $    304,080
                                                                                                       ------------
                                                                                                          1,166,630
                                                                                                       ------------
                       UTILITIES -- 1.9%
                       Electric Utilities -- 1.7%
                       Korea Electric Power Corp. 6.38% 2003.......................          880,000        913,387
                       Korea Electric Power Corp. 7.75% 2013.......................          450,000        473,072
                       PG&E National Energy Group, Inc. 10.38% 2011................          215,000        224,312

                       Gas & Pipeline Utilities -- 0.2%
                       Williams Companies, Inc. 7.50% 2031.........................          230,000        204,596
                                                                                                       ------------
                                                                                                          1,815,367
                                                                                                       ------------
                       TOTAL BONDS & NOTES (cost $110,591,113).....................                      81,160,647
                                                                                                       ------------

                       LOAN AGREEMENTS -- 3.1%
                       --------------------------------------------------------------------------------------------
                       Algerian Loan Agreement Trust 4.19% 2002(3).................          365,618        336,368
                       Kingdom of Morroco, Series A 2.78% 2002(3)..................        1,214,837      1,105,501
                       Russian FTO Loans zero coupon+(3)...........................           12,011          7,544
                       Russian FTO Loans zero coupon+(3)...........................        1,200,000        753,720
                       Russian FTO Loans zero coupon(3)............................          359,597        225,863
                       Russian FTO Loans zero coupon(3)............................          127,448         80,050
                       Russian FTO Loans zero coupon(3)............................          116,840         73,388
                       Russian FTO Loans zero coupon(3)............................          116,840         73,387
                       Russian FTO Loans zero coupon+(3)...........................          116,840         73,387
                       Russian FTO Loans zero coupon(3)............................          149,157         93,685
                       Russian FTO Loans zero coupon+(3)...........................          149,157         93,685
                                                                                                       ------------
                         TOTAL LOAN AGREEMENTS (cost $2,596,154)                                          2,916,578
                                                                                                       ------------

                       COMMON STOCK -- 0.1%                                                 SHARES
                       --------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY
                       Telecommunications
                       Focal Communications Corp.+.................................          265,177        108,723
                       Song Networks Holding AB ADR+...............................            9,208          7,090
                                                                                                       ------------
                       TOTAL COMMON STOCK (cost $570,054)..........................                         115,813
                                                                                                       ------------

                       PREFERRED STOCK -- 3.4%
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.5%
                       Broadcasting & Media
                       Paxson Communications Corp. 13.25%(5).......................               39        335,334
                       Paxson Communications Corp. 9.75%*(5).......................                8         67,199
                       Primedia, Inc., Series D 10.00%.............................              535         34,240
                       Primedia, Inc., Series F 9.20%..............................              760         48,070
                                                                                                       ------------
                                                                                                            484,843
                                                                                                       ------------
                       INFORMATION TECHNOLOGY -- 2.1%
                       Telecommunications
                       Broadwing Communications, Inc., Series B 12.50%(3)..........            1,137        670,830
                       Crown Castle International Corp. 12.75%#(5).................               30         18,075

                                                           ---------------------


                                       PREFERRED STOCK (CONTINUED)                          SHARES        VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Dobson Communications Corp. 13.00%(3).......................          860,876   $    796,310
                       Intermedia Communications, Inc. 13.50%......................              238        247,868
                       Nextel Communications, Inc. 13.00%(5).......................              458        219,840
                       XO Communications, Inc. 14.00%..............................            4,032             40
                       XO Communications, Inc., Series B 13.50%....................              678            678
                                                                                                       ------------
                                                                                                          1,953,641
                                                                                                       ------------
                       UTILITIES -- 0.8%
                       Electric Utilities -- 0.8%
                       TNP Enterprises, Inc. 14.50%+(3)(5).........................              723        791,685
                                                                                                       ------------
                       TOTAL PREFERRED STOCK (cost $4,050,334).....................                       3,230,169
                                                                                                       ------------

                       WARRANTS -- 0.0%                                                    WARRANTS
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media
                       Ono Finance, PLC 2/15/11+*..................................              350            263
                       Paxson Communications Corp. 6/30/03+........................              256             51
                       XM Satellite Radio, Inc. 3/15/10+...........................              315          6,300
                                                                                                       ------------
                                                                                                              6,614
                                                                                                       ------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications
                       Globalstar Telecom 2/15/04+(3)..............................              175              2
                       GT Group Telecom, Inc. 2/01/10+.............................            1,300          5,200
                       Maxcom Telecomunicaciones SA de CV 4/01/07+(3)..............              425              4
                       Motient Corp. 4/01/08+(3)...................................              565              0
                       Occidente Y Caribe 3/15/04+(3)..............................            4,100             41
                                                                                                       ------------
                                                                                                              5,247
                                                                                                       ------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government
                       Central Bank of Nigeria 11/15/20+(3)........................              500              0
                       Republic of Venezuela 4/15/20+(2)(3)........................            2,650              0
                       United Mexican States 6/30/03+(2)(3)........................        9,703,000          9,703
                                                                                                       ------------
                                                                                                              9,703
                                                                                                       ------------
                       UTILITIES -- 0.0%
                       Electric Utilities
                       TNP Enterprises, Inc.+(3) 4/01/11...........................              600         18,000
                                                                                                       ------------
                       TOTAL WARRANTS (cost $255,280)..............................                          39,564
                                                                                                       ------------
                       TOTAL INVESTMENT SECURITIES (cost $118,062,935).............                      87,462,771
                                                                                                       ------------

                                                                                          PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.1%                                        AMOUNT
                       --------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES
                       United States Treasury Bills 1.58% due 7/18/02 @ (cost
                         $99,269)..................................................       $  100,000         99,269
                                                                                          ----------

---------------------
    38

                       REPURCHASE AGREEMENT -- 8.5%                                                       VALUE
                       --------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.85%, dated 1/31/02, to be repurchased
                         2/01/02 in the amount of $8,053,190 and collateralized by
                         $6,305,000 of U.S. Treasury Bonds, bearing interest at
                         8.13% due 5/15/21 and having an approximate value of
                         $8,216,796@ (cost $8,053,000).............................                       8,053,000
                                                                                                       ------------

                       TOTAL INVESTMENTS --
                         (cost $126,215,204)                         101.0%                                       95,615,040
                       Liabilities in excess of other assets --       (1.0)                                         (987,641)
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 94,627,399
                                                                     ======                                     ============

              -----------------------------

               +  Non-income producing securities
               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers
               #  Security represents an investment in an affiliated company
              (1) Bond in default
              (2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate
              (3) Fair valued security; See Note 2
              (4) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash
              (6) Issuer in bankruptcy as of 1/31/02

                       Allocation of investments as a percentage of net assets by country as of January 31, 2002
                       United States                                  57.9%
                       Brazil                                         10.4%
                       Russia                                          5.9%
                       Mexico                                          5.0%
                       United Kingdom                                  2.5%
                       Canada                                          2.4%
                       Argentina                                       1.5%
                       Ecuador                                         1.5%
                       Peru                                            1.3%
                       Morocco                                         1.2%
                       Turkey                                          1.1%
                       Bulgaria                                        0.9%
                       Korea                                           0.9%
                       Venezuela                                       0.8%
                       Saudi Arabia                                    0.8%
                       Malaysia                                        0.8%
                       Panama                                          0.8%
                       Luxembourg                                      0.6%
                       Egypt                                           0.6%
                       Philippines                                     0.5%
                       Nigeria                                         0.5%
                       Australia                                       0.5%
                       Ukraine                                         0.5%
                       Qatar                                           0.4%
                       Hong Kong                                       0.4%
                       China                                           0.3%
                       Netherlands                                     0.3%
                       Croatia                                         0.3%
                       Germany                                         0.3%
                       Bermuda                                         0.1%
                       Sweden                                          0.0%
                                                                     ------
                                                                     101.0%
                                                                     ======

                                                           ---------------------

              @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                            UNREALIZED
                       NUMBER OF                               EXPIRATION   VALUE AT      VALUE AS OF      APPRECIATION/
                       CONTRACTS          DESCRIPTION             DATE     TRADE DATE   JANUARY 31, 2002   DEPRECIATION
                       -------------------------------------------------------------------------------------------------
                       12 Long    U.S. Treasury 5 Year Note    March 2002  $1,259,353      $1,272,960          13,607
                       29 Short   U.S. Treasury 10 Year Note   March 2002   3,066,986       3,070,520          (3,534)
                                                                                                              -------
                                  Net Unrealized Appreciation...........................................      $10,073
                                                                                                              =======

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                         CONTRACT         IN        DELIVERY    UNREALIZED
                        TO DELIVER   EXCHANGE FOR     DATE     APPRECIATION
                       ----------------------------------------------------
                       EUR  595,000  USD  529,842   2/14/2002    $18,861
                       EUR  275,000  USD  241,175   2/28/2002      5,147
                       EUR  275,000  USD  237,325   2/28/2002      1,297
                       GBP  660,000  USD  960,960   2/11/2002     29,565
                                                                 -------
                                                                 $54,870
                            Net Unrealized Appreciation......
                                                                 =======

              -----------------------------

DEM  --   German Mark
EUR  --   Euro
GBP  --   United Kingdom Pound
USD  --   United States Dollar

              See Notes to Financial Statements

---------------------
    40

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 53.1%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.3%
                       Retail
                       American Eagle Outfitters, Inc.+............................       200,000   $   5,088,000
                       Best Buy Co., Inc.+.........................................        40,000       2,960,000
                       Home Depot, Inc. ...........................................       110,000       5,509,900
                       Kohl's Corp.+...............................................        85,000       5,634,650
                       Limited, Inc. ..............................................       150,000       2,782,500
                       Linens' N Things, Inc.+.....................................        90,000       2,596,500
                       Target Corp. ...............................................       120,000       5,329,200
                       Wal-Mart Stores, Inc. ......................................       160,000       9,596,800
                                                                                                    -------------
                                                                                                       39,497,550
                                                                                                    -------------
                       ENERGY -- 4.3%
                       Energy Services -- 1.3%
                       BJ Services Co.+............................................       120,000       3,720,000
                       ENSCO International, Inc. ..................................       110,000       2,618,000

                       Energy Sources -- 3.0%
                       ChevronTexaco Corp. ........................................        55,000       4,609,000
                       Exxon Mobil Corp. ..........................................       130,000       5,076,500
                       Nabors Industries, Inc.+....................................       150,000       4,696,500
                                                                                                    -------------
                                                                                                       20,720,000
                                                                                                    -------------
                       FINANCE -- 10.3%
                       Banks -- 2.3%
                       Bank of America Corp. ......................................        70,000       4,412,100
                       FleetBoston Financial Corp. ................................       150,000       5,043,000
                       Mellon Financial Corp. .....................................        39,300       1,509,120

                       Financial Services -- 8.0%
                       American Express Co. .......................................        87,500       3,136,875
                       Citigroup, Inc. ............................................       240,066      11,379,128
                       Household International, Inc. ..............................        43,200       2,213,568
                       J.P. Morgan Chase & Co......................................       132,000       4,494,600
                       Lehman Brothers Holdings, Inc. .............................       120,000       7,772,400
                       Merrill Lynch & Co., Inc....................................        60,000       3,058,800
                       Morgan Stanley, Dean Witter & Co. ..........................        49,200       2,706,000
                       PNC Financial Services Group................................        60,000       3,465,000
                                                                                                    -------------
                                                                                                       49,190,591
                                                                                                    -------------
                       HEALTHCARE -- 8.6%
                       Drugs -- 4.8%
                       Bristol-Myers Squibb Co. ...................................        25,000       1,134,250
                       Celgene Corp.+..............................................        60,000       1,645,200
                       Genentech, Inc.+............................................        69,300       3,426,885
                       Merck & Co., Inc. ..........................................        61,900       3,663,242
                       Pfizer, Inc.................................................       161,800       6,742,206
                       Pharmacia Corp. ............................................        50,000       2,025,000
                       Schering-Plough Corp. ......................................        54,100       1,751,758
                       Teva Pharmaceutical Industries Ltd. -- ADR..................        40,000       2,480,000

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 3.8%
                       Abbott Laboratories, Inc. ..................................       120,000   $   6,924,000
                       Amgen, Inc.+................................................        97,200       5,394,600
                       Johnson & Johnson Co. ......................................       100,000       5,751,000
                                                                                                    -------------
                                                                                                       40,938,141
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 5.4%
                       Aerospace & Military Technology -- 0.8%
                       Lockheed Martin Corp. ......................................        70,000       3,707,900

                       Business Services -- 1.2%
                       First Data Corp. ...........................................        35,000       2,895,550
                       Waste Management, Inc. .....................................       105,000       3,026,100

                       Machinery -- 0.8%
                       Deere & Co..................................................        70,000       3,077,900
                       SPX Corp.+..................................................         6,800         776,288

                       Multi-Industry -- 2.6%
                       General Electric Co. .......................................       330,000      12,259,500
                                                                                                    -------------
                                                                                                       25,743,238
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 2.9%
                       Broadcasting & Media
                       AOL Time Warner, Inc.+......................................       152,550       4,013,591
                       Clear Channel Communications, Inc.+.........................       100,000       4,604,000
                       Comcast Corp., Class A+.....................................        24,600         874,038
                       Liberty Media Corp. Class A+................................        98,300       1,277,900
                       Viacom, Inc., Class B+......................................        80,000       3,199,200
                                                                                                    -------------
                                                                                                       13,968,729
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 12.7%
                       Communication Equipment -- 0.4%
                       Nokia Corp. -- ADR..........................................        84,300       1,976,835

                       Computers & Business Equipment -- 5.1%
                       Cisco Systems, Inc.+........................................       307,500       6,088,500
                       Dell Computer Corp.+........................................       200,000       5,498,000
                       EMC Corp.+..................................................       275,000       4,510,000
                       International Business Machines Corp........................        75,000       8,091,750

                       Computer Services -- 0.7%
                       Brocade Communications Systems, Inc.+.......................        90,000       3,276,000

                       Computer Software -- 4.1%
                       Microsoft Corp.+............................................       307,600      19,597,196

                       Electronics -- 2.4%
                       Intel Corp. ................................................       197,900       6,934,416
                       Texas Instruments, Inc. ....................................       145,000       4,525,450
                                                                                                    -------------
                                                                                                       60,498,147
                                                                                                    -------------
                       UTILITIES -- 0.6%
                       Gas & Pipeline Utilities
                       El Paso Corp. ..............................................        70,000       2,656,500
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $283,383,186)......................                   253,212,896
                                                                                                    -------------

---------------------
    42

                                                                                       PRINCIPAL
                                          BONDS & NOTES -- 39.1%                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.1%
                       Automotive
                       DaimlerChrysler AG 7.45% 2027...............................   $   750,000   $     734,925
                                                                                                    -------------
                       FINANCE -- 0.8%
                       Financial Services
                       CS First Boston Mortgage Securities Corp. 6.48% 2040........     2,500,000       2,584,552
                       Morgan Stanley Group, Inc. 6.88% 2007.......................     1,000,000       1,072,160
                                                                                                    -------------
                                                                                                        3,656,712
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 0.2%
                       Electronics
                       Texas Instruments, Inc. 6.13% 2006..........................     1,000,000       1,010,750
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 38.0%
                       U.S. Government & Agencies
                       Federal National Mortgage Association 5.25% 2009............     7,000,000       6,958,420
                       Federal National Mortgage Association 5.75% 2003............     3,385,000       3,510,888
                       Federal National Mortgage Association 5.75% 2008............       750,000         773,317
                       Overseas Private Investment Corp. 6.99% 2009................     3,449,429       3,694,683
                       Small Business Administration 6.30% 2018....................     1,620,187       1,657,712
                       Tennessee Valley Authority 4.75% 2004.......................    10,000,000      10,255,300
                       United States Treasury Bonds 5.38% 2031.....................    82,000,000      81,295,620
                       United States Treasury Notes 3.25% 2003.....................     7,000,000       7,020,790
                       United States Treasury Notes 3.50% 2006.....................    31,000,000      29,847,110
                       United States Treasury Notes 4.63% 2006.....................    15,000,000      15,194,550
                       United States Treasury Notes 5.00% 2011.....................    21,000,000      20,950,860
                                                                                                    -------------
                                                                                                      181,159,250
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $186,645,722).....................                   186,561,637
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $470,028,908).............                   439,774,533
                                                                                                    -------------

                                                     SHORT-TERM SECURITIES -- 2.9%
                       ------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS
                       Federal Home Loan Mortgage Discount Notes 1.83% due 2/01/02
                         (cost $14,000,000)........................................    14,000,000      14,000,000
                                                                                                    -------------

                                                      REPURCHASE AGREEMENT -- 4.3%
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................       742,000         742,000
                       UBS Warburg, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................    20,000,000      20,000,000
                                                                                                    -------------
                       TOTAL REPURCHASE AGREEMENT (cost $20,742,000)...............                    20,742,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $504,770,908)                          99.4%                                       474,516,533
                       Other assets less liabilities --                0.6                                          2,770,960
                                                                     ------                                     -------------
                       NET ASSETS --                                 100.0%                                     $ 477,287,493
                                                                     ======                                     =============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS TOTAL RETURN PORTFOLIO          INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 52.1%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.6%
                       Automotive -- 0.5%
                       Delphi Automotive Systems Corp. ............................       130,630   $   1,866,703
                       Visteon Corp................................................        57,390         763,287

                       Retail -- 2.1%
                       Kroger Co.+.................................................       133,390       2,747,834
                       Safeway, Inc.+..............................................        30,920       1,250,714
                       Sears, Roebuck & Co. .......................................       114,300       6,039,612
                                                                                                    -------------
                                                                                                       12,668,150
                                                                                                    -------------
                       CONSUMER STAPLES -- 3.2%
                       Food, Beverage & Tobacco -- 1.5%
                       Archer-Daniels-Midland Co. .................................       104,966       1,463,226
                       Diageo, PLC.................................................       208,663       2,427,941
                       Kellogg Co. ................................................        49,400       1,524,484
                       Nestle SA+..................................................         4,118         888,812
                       PepsiCo, Inc. ..............................................        24,400       1,222,196

                       Household Products -- 1.7%
                       Fortune Brands, Inc. .......................................        28,100       1,144,513
                       Gillette Co. ...............................................        61,400       2,044,620
                       Kimberly-Clark Corp. .......................................        28,200       1,700,460
                       Procter & Gamble Co. .......................................        38,710       3,161,833
                                                                                                    -------------
                                                                                                       15,578,085
                                                                                                    -------------
                       ENERGY -- 7.3%
                       Energy Services -- 2.3%
                       BJ Services Co.+............................................        47,500       1,472,500
                       Noble Drilling Corp.+.......................................       126,000       4,028,220
                       Schlumberger, Ltd. .........................................        89,710       5,058,747
                       TXU Corp. ..................................................        12,199         594,335

                       Energy Sources -- 5.0%
                       Apache Corp. ...............................................        79,168       3,838,856
                       BP, PLC-ADR.................................................        37,250       1,740,320
                       Devon Energy Corp. .........................................       156,460       5,823,441
                       Exxon Mobil Corp. ..........................................       108,076       4,220,368
                       Kerr-McGee Corp.............................................        23,430       1,240,619
                       Occidental Petroleum Corp. .................................       145,320       3,771,054
                       Royal Dutch Petroleum Co.-ADR...............................        76,000       3,797,720
                       Unocal Corp. ...............................................         9,800         342,510
                                                                                                    -------------
                                                                                                       35,928,690
                                                                                                    -------------
                       FINANCE -- 11.2%
                       Banks -- 3.0%
                       Bank of America Corp. ......................................        81,196       5,117,784
                       FleetBoston Financial Corp. ................................       134,759       4,530,597
                       Mellon Financial Corp. .....................................        97,400       3,740,160
                       SunTrust Banks, Inc.........................................        11,900         733,040
                       U.S. Bancorp................................................        17,928         373,261

---------------------
    44


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 4.3%
                       American Express Co. .......................................         7,700   $     276,045
                       Citigroup, Inc. ............................................        87,933       4,168,024
                       Merrill Lynch & Co., Inc....................................        66,502       3,390,272
                       Morgan Stanley, Dean Witter & Co. ..........................        56,100       3,085,500
                       PNC Financial Services Group................................        60,060       3,468,465
                       The Hartford Financial Services Group, Inc. ................        79,440       5,258,134
                       Wachovia Corp. .............................................        44,400       1,476,300

                       Insurance -- 3.9%
                       Allstate Corp. .............................................       118,340       3,817,648
                       Chubb Corp. ................................................        34,200       2,286,270
                       CIGNA Corp. ................................................        43,270       3,980,840
                       Jefferson-Pilot Corp........................................        46,705       2,237,169
                       MetLife, Inc. ..............................................        66,810       2,029,688
                       Nationwide Financial Services, Inc., Class A................        40,490       1,726,899
                       St. Paul Cos., Inc..........................................        72,680       3,248,796
                                                                                                    -------------
                                                                                                       54,944,892
                                                                                                    -------------
                       HEALTHCARE -- 4.0%
                       Drugs -- 3.0%
                       American Home Products Corp. ...............................        30,600       1,978,596
                       Bristol-Myers Squibb Co. ...................................        25,600       1,161,472
                       Eli Lilly & Co. ............................................         8,800         660,880
                       Merck & Co., Inc. ..........................................        60,900       3,604,062
                       Novartis AG.................................................        57,300       1,955,114
                       Pfizer, Inc.................................................        72,000       3,000,240
                       Pharmacia Corp. ............................................        21,475         869,738
                       Schering-Plough Corp. ......................................        50,230       1,626,447

                       Health Services -- 0.6%
                       HCA, Inc. ..................................................        39,400       1,674,500
                       Trigon Healthcare, Inc.+....................................        16,300       1,198,539

                       Medical Products -- 0.4%
                       Abbott Laboratories, Inc. ..................................        29,600       1,707,920
                       Baxter International, Inc. .................................         6,200         346,146
                                                                                                    -------------
                                                                                                       19,783,654
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 3.1%
                       Aerospace & Military Technology -- 0.5%
                       Northrop Grumman Corp. .....................................        13,400       1,495,574
                       United Technologies Corp. ..................................        13,000         893,490

                       Business Services -- 0.4%
                       United Parcel Service, Inc., Class B........................        34,400       1,977,312

                       Machinery -- 1.6%
                       Cooper Cameron Corp.+.......................................        49,400       2,100,982
                       Deere & Co..................................................       116,050       5,102,719
                       Illinois Tool Works, Inc. ..................................         5,400         385,452

                       Multi-Industry -- 0.2%
                       General Electric Co. .......................................         9,600         350,825
                       Tyco International, Ltd. ...................................        18,300         643,245

                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................        76,600       2,163,184
                                                                                                    -------------
                                                                                                       15,112,783
                                                                                                    -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 4.1%
                       Broadcasting & Media -- 3.3%
                       Charter Communications, Inc., Class A+......................        23,100   $     284,592
                       Comcast Corp., Class A+.....................................       107,020       3,802,420
                       Cox Communications, Inc., Class A...........................        21,500         805,175
                       Gannett Co., Inc. ..........................................        32,000       2,158,400
                       New York Times Co., Class A.................................         9,900         417,087
                       Tribune Co. ................................................        23,300         866,061
                       Viacom, Inc., Class B+......................................       192,827       7,711,152

                       Leisure & Tourism -- 0.8%
                       Harrah's Entertainment, Inc.+...............................        66,810       2,550,138
                       McDonald's Corp. ...........................................        32,600         886,068
                       MGM Mirage, Inc.+...........................................         9,700         315,832
                       Walt Disney Co. ............................................         7,300         153,738
                                                                                                    -------------
                                                                                                       19,950,663
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 4.2%
                       Communication Equipment -- 0.6%
                       Advanced Fibre Communications, Inc.+........................        56,450         979,408
                       Motorola, Inc. .............................................       146,940       1,955,771

                       Computers & Business Equipment -- 0.7%
                       Hewlett-Packard Co. ........................................        16,800         371,448
                       International Business Machines Corp........................        13,200       1,424,148
                       Sun Microsystems, Inc.+.....................................       157,300       1,692,548

                       Electronics -- 0.8%
                       Analog Devices, Inc.+.......................................        47,470       2,079,186
                       Tektronix, Inc.+............................................         9,200         225,216
                       Texas Instruments, Inc. ....................................        48,400       1,510,564

                       Internet Software -- 0.1%
                       VeriSign, Inc.+.............................................        24,700         762,242

                       Telecommunications -- 2.0%
                       AT&T Corp. .................................................       176,250       3,119,625
                       AT&T Wireless Services, Inc.+...............................       251,344       2,890,456
                       Verizon Communications, Inc. ...............................        77,116       3,574,326
                                                                                                    -------------
                                                                                                       20,584,938
                                                                                                    -------------
                       MATERIALS -- 5.7%
                       Chemicals -- 2.8%
                       Air Products and Chemicals, Inc. ...........................        50,800       2,349,500
                       Akzo Nobel NV...............................................       140,310       6,007,922
                       Dow Chemical Co.............................................        20,000         590,800
                       Georgia Gulf Corp. .........................................        36,180         719,982
                       PPG Industries, Inc. .......................................        20,000         971,800
                       Praxair, Inc. ..............................................        52,000       3,018,600

                       Forest Products -- 1.9%
                       Aracruz Celulose SA-ADR.....................................         6,000         105,300
                       Bowater, Inc. ..............................................        29,900       1,433,406
                       International Paper Co. ....................................        65,000       2,715,700
                       Jefferson Smurfit Group PLC.................................        10,900         228,900
                       Owens-Illinois, Inc.+.......................................       265,560       3,409,790
                       Willamette Industries, Inc. ................................        22,600       1,253,170

                       Metals & Minerals -- 1.0%
                       Alcan, Inc. ................................................        16,810         653,237
                       Alcoa, Inc. ................................................       126,320       4,528,572
                                                                                                    -------------
                                                                                                       27,986,679
                                                                                                    -------------

---------------------
    46


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.5%
                       Real Estate Investment Trusts -- 0.5%
                       Equity Office Properties Trust..............................        23,800   $     685,202
                       Equity Residential Properties Trust.........................        62,800       1,681,784
                                                                                                    -------------
                                                                                                        2,366,986
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 0.9%
                       U.S. Government & Agencies -- 0.9%
                       Freddie Mac ................................................        67,020       4,498,382
                                                                                                    -------------
                       UTILITIES -- 5.3%
                       Electric Utilities -- 2.2%
                       Calpine Corp.+..............................................       125,600       1,406,720
                       Dominion Resources, Inc. ...................................        14,000         824,180
                       Exelon Corp. ...............................................        23,800       1,171,912
                       FPL Group, Inc. ............................................        16,300         873,843
                       NiSource, Inc. .............................................       204,834       4,260,547
                       Pinnacle West Capital Corp. ................................        41,400       1,650,204
                       Progress Energy, Inc. ......................................        10,600         463,220

                       Gas & Pipeline Utilities -- 0.9%
                       El Paso Corp. ..............................................        31,743       1,204,647
                       National Fuel Gas Co. ......................................        85,600       1,960,240
                       WGL Holdings, Inc. .........................................        34,800         914,196
                       Williams Companies, Inc. ...................................         5,700         100,776

                       Telephone -- 2.2%
                       ALLTEL Corp. ...............................................         7,000         388,360
                       CenturyTel, Inc. ...........................................        31,220         960,952
                       SBC Communications, Inc. ...................................        29,400       1,101,030
                       Sprint Corp. ...............................................       197,839       3,501,750
                       Telephone and Data Systems, Inc. ...........................        57,190       4,946,935
                                                                                                    -------------
                                                                                                       25,729,512
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $254,604,310)......................                   255,133,414
                                                                                                    -------------

                       PREFERRED STOCK -- 1.0%
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 0.2%
                       Energy Services
                       Duke Energy Corp. 8.00%(1)..................................        31,300         727,412
                       TXU Corp. 9.25%.............................................         6,900         189,060
                                                                                                    -------------
                                                                                                          916,472
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 0.2%
                       Communication Equipment
                       Motorola, Inc.(1)...........................................        22,500         977,400
                                                                                                    -------------

                       MATERIALS -- 0.0%
                       Forest Products
                       Owens-Illinois, Inc. 4.75%..................................         5,250         121,748
                                                                                                    -------------

                       UTILITIES -- 0.6%
                       Electric Utilities -- 0.2%
                       Dominion Resources, Inc. 9.50%..............................        11,000         643,500
                       NiSource, Inc. 7.75%........................................         9,400         394,706

                                                           ---------------------


                       PREFERRED STOCK (CONTINUED)                                      SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities -- 0.4%
                       Williams Companies, Inc.(1).................................        80,150   $   1,703,187
                                                                                                    -------------
                                                                                                        2,741,393
                                                                                                    -------------
                       TOTAL PREFERRED STOCK (cost $5,413,870).....................                     4,757,013
                                                                                                    -------------

                                                                                       PRINCIPAL
                       BONDS & NOTES -- 38.4%                                           AMOUNT
                       ------------------------------------------------------------------------------------------
                       ASSET-BACKED SECURITIES -- 0.6%
                       Asset-Backed Securities
                       Chase Mortgage Finance Trust 6.00% 2017.....................   $   950,000   $     951,187
                       Citibank Credit Card Issuance Trust 6.65% 2008..............       943,000         982,080
                       Countrywide Alternative Loan Trust 8.00% 2030...............       694,000         730,914
                       Fleetwood Credit Grantor Trust 6.90% 2012...................        18,114          18,205
                       Ford Credit Auto Owner Trust 6.42% 2003.....................       296,000         304,785
                                                                                                    -------------
                                                                                                        2,987,171
                                                                                                    -------------
                       CONSUMER DISCRETIONARY -- 0.6%
                       Automotive -- 0.4%
                       DaimlerChrysler NA Holding Corp. 7.75% 2003.................     1,000,000       1,044,010
                       Ford Motor Co. 7.45% 2031...................................       671,000         626,976

                       Retail -- 0.2%
                       Cendant Corp. 6.88% 2006....................................       642,000         628,077
                       Federated Department Stores, Inc. 8.50% 2003................       465,000         488,380
                                                                                                    -------------
                                                                                                        2,787,443
                                                                                                    -------------
                       CONSUMER STAPLES -- 0.6%
                       Food, Beverage & Tobacco
                       Delhaize America, Inc. 9.00% 2031...........................     1,742,000       2,095,063
                       Kellogg Co. 6.00% 2006......................................       450,000         462,074
                       Tyson Foods, Inc. 8.25% 2011*...............................       511,000         544,839
                                                                                                    -------------
                                                                                                        3,101,976
                                                                                                    -------------
                       ENERGY -- 1.6%
                       Energy Services -- 0.9%
                       Amerada Hess Corp. 7.30% 2031...............................       531,000         533,936
                       Coastal Corp. 6.20% 2004....................................       386,000         389,142
                       Devon Financing Corp. 6.88% 2011*...........................     1,660,000       1,630,983
                       Dynegy Holdings, Inc. 6.88% 2011............................       279,000         252,464
                       PSEG Power, LLC 7.75% 2011..................................       432,000         457,744
                       PSEG Power, LLC 8.63% 2031..................................       466,000         529,802
                       Wisconsin Energy Corp. 5.88% 2006...........................       750,000         761,123

                       Energy Sources -- 0.7%
                       Allegheny Energy Supply Co., LLC 7.80% 2011*................       746,000         732,371
                       Conoco Funding Co. 6.35% 2011...............................       647,000         659,254
                       Consolidated Natural Gas Co. 6.25% 2011.....................       233,000         230,097
                       Occidental Petroleum Corp. 6.40% 2003(4)....................     1,496,000       1,528,179
                       Phillips Petroleum Co. 8.50% 2005...........................       254,000         281,612
                                                                                                    -------------
                                                                                                        7,986,707
                                                                                                    -------------
                       FINANCE -- 6.6%
                       Banks -- 0.9%
                       Bank of America Corp. 7.40% 2011............................     1,292,000       1,387,892
                       Chase Commercial Mortgage Securities Corp. 6.39% 2030.......     1,073,000       1,104,485
                       Chase Commercial Mortgage Securities Corp. 7.54% 2002.......       129,929         139,775
                       Lehman Brothers Holdings, Inc. 7.75% 2005...................       340,000         361,763

---------------------
    48


                                                                                       PRINCIPAL
                       BONDS AND NOTES (CONTINUED)                                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Lehman Brothers Holdings, Inc. 8.25% 2007...................   $   762,000   $     849,760
                       Unicredito Italiano Capital Trust 9.20% 2010*(4)............       612,000         682,154

                       Financial Services -- 5.7%
                       AESOP Funding II LLC 6.40% 2003*............................       600,000         611,569
                       Anadarko Finance Co. 6.75% 2011.............................       261,000         265,064
                       Associates Corp. of North America 5.50% 2004................       790,000         815,588
                       Bear Stearns Commercial Mortgage Securities, Inc. 6.80%
                         2008......................................................       365,904         384,475
                       Certificates Funding Corp. 6.72% 2004*......................     1,184,000       1,250,955
                       Citigroup, Inc. 7.25% 2010..................................       991,000       1,063,135
                       Commercial Series 2000-FL1A 2.04% 2002*.....................        48,991          48,970
                       Commercial Series 2000-FL2A 2.07% 2002*.....................       250,555         250,291
                       Countrywide Home Loans, Inc. 6.85% 2004.....................       863,000         909,844
                       Countrywide Home Loans, Inc. 5.50% 2006.....................       636,000         635,148
                       Credit Suisse First Boston USA 6.50% 2012...................     1,617,000       1,628,282
                       Dime Bancorp, Inc. 9.00% 2002...............................     1,100,000       1,154,373
                       Ford Motor Credit Co. 6.88% 2006............................     1,415,000       1,415,269
                       Ford Motor Credit Co. 7.25% 2011............................     1,067,000       1,047,261
                       Ford Motor Credit Co. 7.88% 2010............................       290,000         298,781
                       General Electric Capital Corp. 7.50% 2005...................       424,000         461,393
                       General Electric Capital Corp. 8.70% 2007...................       536,000         621,626
                       General Electric Capital Corp. 8.75% 2007...................       109,000         127,219
                       General Electric Capital Corp. 8.85% 2007...................       140,000         162,054
                       General Motors Acceptance Corp. 5.36% 2004..................       925,000         928,947
                       General Motors Acceptance Corp. 6.88% 2011..................       515,000         505,885
                       General Motors Acceptance Corp. 7.00% 2012..................       346,000         344,332
                       General Motors Acceptance Corp. 7.25% 2011..................       600,000         607,404
                       General Motors Acceptance Corp. 8.00% 2031..................       319,000         329,358
                       GS Mortgage Securities Corp. II 6.06% 2030..................       579,645         599,672
                       Household Finance Corp. 7.88% 2007..........................       252,000         273,687
                       Independant National Mortgage Corp. 7.00% 2026..............       466,603         473,602
                       J.P. Morgan Commercial Mortgage Finance Corp. 6.61% 2030....       136,000         141,496
                       Merrill Lynch Mortgage Investment , Inc. 8.41% 2002.........       300,000         307,505
                       MidAmerican Funding, LLC 6.93% 2029.........................       166,000         158,924
                       Midland Funding Corp. I 10.33% 2002.........................       106,334         108,740
                       Morgan Stanley 3.39% 2002...................................       872,000         878,935
                       Morgan Stanley Group, Inc. 6.10% 2006.......................       975,000       1,016,077
                       Natexis AMBS Company, LLC 8.44% 2008........................       323,000         343,691
                       Nisource Finance Corp. 7.50% 2003...........................     1,479,000       1,526,698
                       Pemex Project Funding Master Trust 9.13% 2010...............       493,000         520,115
                       Prudential Funding, LLC 6.60% 2008*.........................       688,000         709,139
                       Qwest Capital Funding, Inc. 7.25% 2011......................       895,000         866,986
                       Residential Accredit Loans, Inc. 6.75% 2028.................       490,000         492,450
                       Residential Funding Mortgage 7.66% 2012.....................       113,992         115,094
                       Residential Funding Mortgage Securities, Inc. 6.00% 2016....     2,456,848       2,448,421
                       Salton Sea Funding Corp. 8.30% 2011.........................       493,965         445,660
                       Structured Asset Securities Corp. 6.95% 2007................       140,000         147,368
                       Summit Acceptance Auto Investment, LLC 7.51% 2007*(2).......       240,000         255,075
                                                                                                    -------------
                                                                                                       32,222,387
                                                                                                    -------------
                       HEALTHCARE -- 0.3%
                       Health Services -- 0.1%
                       Healthsouth Corp. 7.38% 2006................................       475,000         478,562

                       Medical Products -- 0.2%
                       Tenet Healthcare Corp. 6.38% 2011...........................       924,000         904,857
                                                                                                    -------------
                                                                                                        1,383,419
                                                                                                    -------------

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS AND NOTES (CONTINUED)                                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 1.6%
                       Aerospace & Military Technology -- 0.5%
                       Northrop Grumman Corp. 7.13% 2011...........................   $   586,000   $     608,854
                       Northrop Grumman Corp. 7.75% 2031...........................       474,000         515,342
                       Raytheon Co. 6.45% 2002.....................................     1,268,000       1,289,569

                       Business Services -- 0.6%
                       USA Waste Services, Inc. 7.00% 2004-2028....................       650,000         636,655
                       Waste Management Inc. 6.63% 2002............................     1,030,000       1,045,800
                       Waste Management, Inc. 7.38% 2010...........................       603,000         624,648
                       WMX Technologies, Inc 6.38% 2003............................       635,000         653,752

                       Machinery -- 0.1%
                       Ingersoll Rand Co. 6.25% 2006...............................       365,000         372,504

                       Multi-Industry -- 0.1%
                       Loews Corp. 3.13% 2007......................................       776,000         668,679

                       Transportation -- 0.3%
                       Compania Sud Americana de Vapores SA 7.38% 2003.............        50,000          52,185
                       Union Pacific Corp. 5.84% 2004..............................       745,000         766,836
                       Union Pacific Corp. 6.34% 2003..............................       607,000         631,626
                                                                                                    -------------
                                                                                                        7,866,450
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 1.2%
                       Broadcasting & Media -- 0.8%
                       Belo Corp. 7.75% 2027.......................................       303,000         278,463
                       Comcast Cable Communications, Inc. 6.88% 2009...............       539,000         545,818
                       Comcast Cable Communications, Inc. 6.75% 2011...............       332,000         333,524
                       Cox Communications, Inc. 6.75% 2011.........................       225,000         227,021
                       Cox Communications, Inc. 7.75% 2010.........................       189,000         203,721
                       Fox Sports Networks, LLC 8.88% 2007.........................       760,000         798,000
                       News America Holdings, Inc. 8.50% 2005......................       175,000         187,849
                       News America, Inc. 7.30% 2028...............................       192,000         179,614
                       Time Warner Entertainment Co. 10.15% 2012...................       830,000       1,037,375
                       Time Warner, Inc. 6.88% 2018................................       334,000         323,185

                       Leisure & Tourism -- 0.4%
                       American Airlines, Inc. 6.86% 2010..........................       126,860         129,235
                       Continental Airlines, Inc. 6.65% 2017.......................       458,156         403,177
                       Harrahs Operating, Inc. 7.13% 2007..........................       302,000         306,306
                       Hilton Hotels Corp. 5.00% 2006..............................       910,000         833,196
                       MGM Mirage, Inc. 8.50% 2010.................................       198,000         208,690
                                                                                                    -------------
                                                                                                        5,995,174
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 1.5%
                       Electronics -- 0.2%
                       Analog Devices, Inc. 4.75% 2005.............................     1,020,000         973,896

                       Telecommunications -- 1.3%
                       AT&T Wireless Services, Inc. 7.35% 2006.....................       432,000         448,334
                       Cingular Wireless LLC 7.13% 2031*...........................       245,000         247,734
                       MCI WorldCom, Inc. 6.40% 2005...............................     1,226,000       1,203,454
                       Metronet Communications Corp. 9.95% 2008(3).................       269,000          48,420
                       Singapore Telecommunications 6.38% 2011*....................       197,000         198,478
                       TCI Communications Financing II 9.65% 2027..................     1,534,000       1,683,550
                       Telecom De Puerto Rico, Inc. 6.65% 2006.....................       150,000         151,538
                       Verizon New Jersey, Inc. 5.88% 2012.........................       690,000         673,354
                       WorldCom, Inc. 8.25% 2031...................................     1,596,000       1,581,061
                                                                                                    -------------
                                                                                                        7,209,819
                                                                                                    -------------

---------------------
    50


                                                                                       PRINCIPAL
                       BONDS AND NOTES (CONTINUED)                                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       MATERIALS -- 0.3%
                       Forest Products -- 0.2%
                       Abitibi Consolidated, Inc. 8.55% 2010.......................   $   827,000   $     871,203

                       Metals & Minerals -- 0.1%
                       Hanson PLC 7.88% 2010.......................................       587,000         617,442
                                                                                                    -------------
                                                                                                        1,488,645
                                                                                                    -------------
                       REAL ESTATE -- 0.6%
                       Real Estate Companies -- 0.3%
                       Socgen Real Estate Co., LLC 7.64% 2007*(4)..................     1,295,000       1,343,808

                       Real Estate Investment Trusts -- 0.3%
                       EOP Operating, LP 7.75% 2007................................       305,000         326,890
                       Simon Property Group, Inc. 6.75% 2004.......................     1,111,000       1,135,331
                                                                                                    -------------
                                                                                                        2,806,029
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 20.0%
                       U.S. Government & Agencies
                       Crimi Mae Corp. 6.70% 2030*.................................       140,000         135,152
                       Federal Home Loan Mortgage Corp. 3.25% 2004.................       888,000         871,625
                       Federal Home Loan Mortgage Corp. 5.50% 2006.................       430,000         442,767
                       Federal Home Loan Mortgage Corp. 6.50% 2015.................       795,929         815,827
                       Federal Home Loan Mortgage Corp. 6.75% 2031.................       600,000         638,718
                       Federal National Mortgage Association 5.50% 2006............     2,147,000       2,216,777
                       Federal National Mortgage Association 5.72% 2009............       385,000         388,664
                       Federal National Mortgage Association 6.00% 2002-2031.......     8,623,601       8,637,745
                       Federal National Mortgage Association 6.50% TBA.............     6,763,509       6,808,513
                       Federal National Mortgage Association 6.50% 2002............     2,204,076       2,217,146
                       Federal National Mortgage Association 6.50% 2014............       964,835         992,873
                       Federal National Mortgage Association 6.50% 2015............     1,416,484       1,450,565
                       Federal National Mortgage Association 6.50% 2031............    20,885,662      21,009,514
                       Federal National Mortgage Association 6.63% 2010............     3,580,000       3,827,235
                       Federal National Mortgage Association 7.00% 2015-2030.......       350,304         363,328
                       Federal National Mortgage Association 7.50% 2030-2032.......     7,484,121       7,767,418
                       Government National Mortgage Association 6.50% 2028.........       817,266         826,460
                       Government National Mortgage Association 7.00% 2027-2028....     1,355,716       1,396,549
                       Government National Mortgage Association 7.50% 2026-2029....     1,209,430       1,267,846
                       Government National Mortgage Association 8.00% 2022-2030....     2,761,766       2,930,113
                       Student Loan Marketing Association 5.00% 2004...............       660,000         678,665
                       United States Treasury Bonds 5.38% 2031.....................     2,426,000       2,405,161
                       United States Treasury Bonds 6.25% 2023-2030................     4,911,000       5,327,446
                       United States Treasury Bonds 9.88% 2015.....................       536,000         761,704
                       United States Treasury Bonds 11.88% 2003....................       886,000       1,021,806
                       United States Treasury Notes 3.00% 2004.....................     1,601,000       1,595,989
                       United States Treasury Notes 3.25% 2003.....................     6,756,000       6,776,065
                       United States Treasury Notes 3.50% 2006.....................     4,596,000       4,425,075
                       United States Treasury Notes 5.00% 2011.....................     3,789,000       3,780,460
                       United States Treasury Notes 6.88% 2006.....................     5,743,000       6,315,520
                                                                                                    -------------
                                                                                                       98,092,726
                                                                                                    -------------
                       UTILITIES -- 2.9%
                       Electric Utilities -- 1.7%
                       Commonwealth Edison Co. 8.50% 2022..........................       239,000         250,814
                       Dominion Resources, Inc. 7.60% 2003.........................       217,000         228,297
                       Dominion Resources, Inc. 8.13% 2010.........................     1,275,000       1,419,827
                       DTE Energy Co. 7.05% 2011...................................       345,000         360,987
                       Entergy Mississippi, Inc. 6.20% 2004........................       208,000         213,193
                       FirstEnergy Corp. 6.45% 2011................................       873,000         870,827
                       Hydro Quebec 6.30% 2011.....................................       820,000         838,901

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS AND NOTES (CONTINUED)                                      AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Niagara Mohawk Power Corp. 7.25% 2002.......................   $ 1,005,610   $   1,031,032
                       Niagara Mohawk Power Corp. 7.75% 2006.......................       649,000         697,474
                       Niagara Mohawk Power Corp. 8.77% 2018.......................       125,000         131,453
                       Nisource Finance Corp. 7.88% 2010...........................     1,014,000       1,045,770
                       Northeast Utilities 8.58% 2006..............................       115,085         122,449
                       NSTAR 8.00% 2010............................................       204,000         218,543
                       Toledo Edison Co. 7.88% 2004................................       640,000         686,496
                       TXU Eastern Funding Co. 6.15% 2002..........................       112,000         112,970
                       UtiliCorp United, Inc. 7.00% 2004...........................       108,000         109,680
                       Waterford 3 Funding-Entergy Corp. 8.09% 2017................       251,112         254,989
                       Gas & Pipeline Utilities -- 0.3%
                       Kinder Morgan Energy Partners 6.75% 2011....................       494,000         497,927
                       Kinder Morgan Energy Partners 7.40% 2031....................       315,000         322,053
                       Texas Gas Transmission Corp. 7.25% 2027.....................       550,000         490,845
                       Williams Gas Pipelines 7.38% 2006...........................       115,000         116,875
                       Telephone -- 0.9%
                       Citizens Communications Co. 7.63% 2008*.....................       611,000         626,579
                       Citizens Communications Co. 8.50% 2006......................       795,000         849,792
                       France Telecom SA 3.61% 2003*...............................       365,000         367,788
                       Sprint Capital Corp. 6.00% 2007.............................       577,000         567,518
                       Sprint Capital Corp. 6.88% 2028.............................       367,000         331,522
                       Sprint Capital Corp. 7.13% 2006.............................       790,000         810,722
                       Verizon Pennsylvania 5.65% 2011.............................       695,000         671,808
                                                                                                    -------------
                                                                                                       14,247,131
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $186,400,082).....................                   188,175,077
                                                                                                    -------------

                       WARRANTS -- 0.0%                                                WARRANTS
                       ------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT -- 0.0%
                       Foreign Government
                       Republic of Venezuela 04/15/20+(2)..........................           535               0
                       United Mexican States 06/30/03+(2)..........................       461,000             461
                                                                                                    -------------
                       TOTAL WARRANTS (cost $0)....................................                           461
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $446,418,262).............                   448,065,965
                                                                                                    -------------

---------------------
    52

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 9.1%                                    AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS
                       Federal National Mortgage Association Discount Notes 1.83%
                         due 02/1/02
                         (cost $44,472,000)........................................   $44,472,000      44,472,000
                                                                                                    -------------

                       TOTAL INVESTMENTS -- (cost $490,890,262)      100.6%                                       492,537,965
                       Other assets less liabilities --               (0.6)                                        (2,922,682)
                                                                     ------                                     -------------
                       NET ASSETS --                                 100.0%                                     $ 489,615,283
                                                                     ======                                     =============

              -----------------------------
               +  Non-income producing securities
               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
              ADR -- American Depository Receipt
              TBA -- Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
              (1) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (2) Fair valued security -- See Note 2
              (3) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined date. Rate shown reflects the increased rate
              (4) Variable Rate Security -- the rate reflected is as of January
                  31, 2002; maturity date reflects next reset date

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO          INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 50.3%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.6%
                       Apparel & Textiles -- 0.4%
                       Columbia Sportswear Co.+....................................         4,200   $     129,276
                       Cutter & Buck, Inc.+........................................        65,700         427,050
                       Nike, Inc., Class B.........................................        24,000       1,437,840
                       Quiksilver, Inc.+...........................................        20,400         374,544

                       Automotive -- 0.7%
                       General Motors Corp.........................................         5,300         271,042
                       Genuine Parts Co. ..........................................        23,000         816,960
                       Monaco Coach Corp...........................................        61,650       1,750,860
                       PACCAR, Inc. ...............................................        20,400       1,351,500

                       Retail -- 2.5%
                       Albertson's, Inc. ..........................................        33,000         948,750
                       Costco Wholesale Corp.+.....................................        43,000       1,978,000
                       Hollywood Entertainment Corp.+..............................        59,400         772,794
                       J.C. Penney, Inc. ..........................................        52,100       1,295,727
                       Jones Apparel Group, Inc.+..................................        24,300         806,031
                       Kroger Co.+.................................................       313,200       6,451,920
                       May Department Stores Co....................................        19,200         706,560
                       SUPERVALU, Inc. ............................................        21,700         535,556
                       Whole Foods Market, Inc.+...................................         5,100         218,280
                                                                                                    -------------
                                                                                                       20,272,690
                                                                                                    -------------
                       CONSUMER STAPLES -- 3.0%
                       Food, Beverage & Tobacco -- 0.8%
                       ConAgra, Inc. ..............................................        26,400         654,720
                       Dean Foods Co. .............................................         9,800         640,920
                       Hershey Foods Corp. ........................................        16,800       1,182,216
                       PepsiCo, Inc. ..............................................        33,300       1,667,997

                       Household Products -- 2.2%
                       Avon Products, Inc. ........................................        92,200       4,536,240
                       Clorox Co. .................................................        15,200         619,856
                       Estee Lauder Cos., Inc., Class A............................        14,000         452,200
                       Kimberly-Clark Corp. .......................................        40,200       2,424,060
                       Procter & Gamble Co. .......................................        52,500       4,288,200
                                                                                                    -------------
                                                                                                       16,466,409
                                                                                                    -------------
                       EDUCATION -- 0.1%
                       Education
                       Edison Schools, Inc.+.......................................        44,700         744,255
                                                                                                    -------------
                       ENERGY -- 3.0%
                       Energy Services -- 0.7%
                       Baker Hughes, Inc...........................................        20,300         714,560
                       Hanover Compressor Co.+.....................................        38,900         606,840
                       Schlumberger, Ltd. .........................................        41,500       2,340,185

                       Energy Sources -- 2.3%
                       BP, PLC -- ADR..............................................        58,000       2,709,760
                       ChevronTexaco Corp. ........................................         7,852         657,998
                       Exxon Mobil Corp. ..........................................        52,000       2,030,600

---------------------
    54


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Ocean Energy, Inc. .........................................        40,200   $     681,792
                       Phillips Petroleum Co. .....................................        12,600         736,722
                       Repsol SA-ADR...............................................        20,500         246,820
                       Royal Dutch Petroleum Co. -- ADR............................        57,900       2,893,263
                       Tribo Petroleum Corp........................................           500               0
                       Unocal Corp. ...............................................        82,100       2,869,395
                       Valero Energy Corp. ........................................         7,041         323,463
                                                                                                    -------------
                                                                                                       16,811,398
                                                                                                    -------------
                       FINANCE -- 8.8%
                       Banks -- 3.9%
                       Ambac Financial Group, Inc..................................        15,400         918,610
                       Astoria Financial Corp......................................        12,500         362,625
                       Bank of America Corp. ......................................        81,500       5,136,945
                       Banner Corp. ...............................................        20,000         399,000
                       Charter One Financial, Inc. ................................        31,015         923,627
                       Comerica, Inc. .............................................        16,000         900,640
                       First State Bancorp.........................................         7,300         154,030
                       FleetBoston Financial Corp. ................................        91,600       3,079,592
                       Key Corp. ..................................................        25,800         634,938
                       Pacific Northwest Bancorp...................................        30,300         692,355
                       TCF Financial Corp. ........................................        17,400         857,298
                       U.S. Bancorp+...............................................        82,100       1,709,322
                       Washington Federal, Inc. ...................................        39,500       1,107,975
                       Wells Fargo & Co. ..........................................       104,300       4,838,477

                       Financial Services -- 3.8%
                       A.G. Edwards, Inc. .........................................        18,000         765,180
                       American Capital Strategies Ltd. ...........................        25,300         686,389
                       Charles Schwab Corp.........................................         2,500          35,925
                       Citigroup, Inc. ............................................        86,800       4,114,320
                       Countrywide Credit Industries, Inc. ........................         8,600         341,850
                       Fidelity National Financial, Inc. ..........................        13,900         346,249
                       Franklin Resources, Inc. ...................................        15,100         565,495
                       Greenpoint Financial Corp. .................................         8,200         351,780
                       J.P. Morgan Chase & Co......................................       132,200       4,501,410
                       Merrill Lynch & Co., Inc....................................        22,000       1,121,560
                       Morgan Stanley, Dean Witter & Co. ..........................         7,000         385,000
                       PNC Financial Services Group................................        51,200       2,956,800
                       T. Rowe Price Group, Inc. ..................................        19,300         725,294
                       Wachovia Corp. .............................................       136,400       4,535,300

                       Insurance -- 1.1%
                       Allstate Corp. .............................................       124,500       4,016,370
                       PMI Group, Inc. ............................................        13,400         945,370
                       StanCorp Financial Group, Inc.+.............................        19,900       1,011,915
                                                                                                    -------------
                                                                                                       49,121,641
                                                                                                    -------------
                       HEALTHCARE -- 6.6%
                       Drugs -- 3.9%
                       American Home Products Corp. ...............................        28,500       1,842,810
                       AmerisourceBergen Corp. ....................................        12,100         783,233
                       Bristol-Myers Squibb Co. ...................................        43,600       1,978,132
                       Corixa Corp.+...............................................       136,700       1,510,535
                       CuraGen Corp.+..............................................         6,400         104,320
                       Dusa Pharmaceuticals, Inc.+.................................        28,400         131,492
                       Eden Bioscience Corp.+......................................        22,600          62,150
                       Emisphere Technologies, Inc.+...............................        13,100         293,440

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Express Scripts, Inc.+......................................        17,200   $     787,588
                       ICOS Corp.+.................................................        12,400         530,720
                       Incyte Pharmacuticals, Inc.+................................        32,300         476,425
                       Medicis Pharmaceutical Corp., Class A+......................         7,800         452,088
                       Merck & Co., Inc. ..........................................        38,400       2,272,512
                       Mylan Laboratories, Inc. ...................................       170,300       5,737,407
                       Neose Technologies, Inc.+...................................         2,400          83,424
                       Pain Therapeutics, Inc.+....................................        52,900         409,446
                       Pfizer, Inc.................................................        35,500       1,479,285
                       Schering-Plough Corp. ......................................        86,200       2,791,156

                       Health Services -- 1.0%
                       Cardinal Health, Inc. ......................................        44,400       2,926,404
                       Covance, Inc.+..............................................        35,800         634,018
                       Health Net, Inc.+...........................................        25,200         561,456
                       Healthsouth Corp.+..........................................        51,200         599,040
                       IMS Health, Inc. ...........................................        38,600         770,070

                       Medical Products -- 1.7%
                       Abbott Laboratories, Inc. ..................................        10,000         577,000
                       Becton, Dickinson & Co. ....................................        15,400         557,788
                       Dendreon Corp.+.............................................        81,500         399,350
                       Guidant Corp.+..............................................        76,200       3,661,410
                       Immunex Corp.+..............................................         4,700         131,365
                       Johnson & Johnson Co. ......................................        44,100       2,536,191
                       Microvision, Inc.+..........................................        51,500         651,990
                       OraSure Technologies, Inc.+.................................        83,100         472,124
                       Pharmacyclics, Inc.+........................................        26,000         209,300
                       Sonosite, Inc.+.............................................        26,500         613,210
                                                                                                    -------------
                                                                                                       37,026,879
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 4.6%
                       Aerospace & Military Technology -- 1.2%
                       Boeing Co. .................................................       113,960       4,666,662
                       General Dynamics Corp. .....................................         4,900         438,844
                       Lockheed Martin Corp. ......................................        18,500         979,945
                       Precision Castparts Corp. ..................................        17,300         485,438

                       Business Services -- 0.9%
                       Building Materials Holding Corp.+...........................        37,700         531,193
                       First Consulting Group+.....................................        48,800         543,632
                       First Data Corp. ...........................................        31,900       2,639,087
                       Republic Services, Inc., Class A+...........................        36,300         631,620
                       Robert Half International, Inc.+............................         1,600          41,952
                       Teleflex, Inc. .............................................        17,200         779,332

                       Machinery -- 0.1%
                       Greenbrier Companies, Inc. .................................        54,100         387,356
                       Magna International, Inc., Class A -- ADR...................         3,500         227,325

                       Multi-Industry -- 2.2%
                       Crane Co....................................................         8,700         205,494
                       Federal Signal Corp. .......................................        37,000         873,570
                       General Electric Co. .......................................        35,000       1,300,250
                       Honeywell International, Inc. ..............................       126,000       4,234,860
                       Tredegar Corp. .............................................        19,600         348,684
                       Tyco International, Ltd. ...................................       144,800       5,089,720

---------------------
    56


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 0.2%
                       Expeditors International of Washington, Inc. ...............        15,800   $     957,006
                                                                                                    -------------
                                                                                                       25,361,970
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 3.6%
                       Broadcasting & Media -- 1.4%
                       Comcast Corp., Class A+.....................................        71,200       2,529,736
                       Getty Images, Inc.+.........................................        65,800       1,334,424
                       Liberty Media Corp.+........................................       185,800       2,415,400
                       Sirius Satellite Radio, Inc.+...............................        34,100         212,443
                       Viacom, Inc., Class A+......................................        36,700       1,465,431

                       Entertainment Products -- 0.7%
                       K2, Inc.+...................................................        94,600         662,200
                       Mattel, Inc. ...............................................       161,800       3,074,200

                       Leisure & Tourism -- 1.5%
                       Alaska Air Group, Inc.+.....................................         8,500         260,610
                       Carnival Corp. .............................................       184,200       4,980,768
                       Intrawest Corp..............................................        52,000         818,480
                       Papa John's International, Inc.+............................        13,500         382,725
                       Starbucks Corp.+............................................        15,600         370,812
                       Tricon Global Restaurants, Inc. ............................        12,700         708,660
                       Westcoast Hospitality Corp.+................................        85,900         644,250
                                                                                                    -------------
                                                                                                       19,860,139
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 10.6%
                       Communication Equipment -- 1.1%
                       Commscope, Inc.+............................................        26,400         543,840
                       Gilat Satellite Networks, Ltd.+.............................       146,400         622,200
                       Motorola, Inc. .............................................       251,000       3,340,810
                       Pixelworks, Inc.+...........................................       109,450       1,543,245

                       Computers & Business Equipment -- 2.1%
                       Advanced Digital Information Corp.+.........................       110,900       1,857,575
                       Diebold, Inc. ..............................................        26,600       1,041,390
                       Hewlett-Packard Co. ........................................       100,400       2,219,844
                       InFocus Corp.+..............................................        66,200       1,195,572
                       International Business Machines Corp........................        30,900       3,333,801
                       RadiSys Corp.+..............................................        42,000         840,000
                       Synopsys, Inc.+.............................................        17,400         902,712
                       Systems & Computer Technology Corp.+........................        18,000         169,920

                       Computer Services -- 0.2%
                       Cognizant Technology Solutions Corp.+.......................        13,600         499,256
                       Intraware, Inc.+............................................       237,000         474,000
                       PeoplePC, Inc.+.............................................       294,100          58,820

                       Computer Software -- 3.4%
                       Acxiom Corp.+...............................................        50,600         710,424
                       BMC Software, Inc.+.........................................       239,800       4,237,266
                       BSQUARE Corp.+..............................................       299,500         913,475
                       Computer Associates International, Inc. ....................       127,100       4,379,866
                       E. piphany, Inc.+...........................................        32,200         281,750
                       Electronics for Imaging, Inc.+..............................        38,600         789,756
                       Made2Manage Systems, Inc. ..................................        31,600         220,884
                       Microsoft Corp.+............................................        56,500       3,599,615
                       NetIQ Corp.+................................................        21,800         654,000
                       Nuance Communications, Inc.+................................        58,500         461,565
                       Onyx Software Corp.+........................................       359,750       1,510,950

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software (continued)
                       Peoplesoft, Inc.+...........................................        25,300   $     821,997
                       Peregrine Systems, Inc.+....................................        34,100         272,459

                       Electronics -- 1.8%
                       Arrow Electronics, Inc.+....................................        25,900         796,684
                       Avocent Corp. ..............................................        10,400         260,104
                       Credence Systems Corp.+.....................................        55,900         883,779
                       Digimarc Corp.+.............................................        56,200       1,098,710
                       Electro Scientific Industries, Inc.+........................        48,200       1,507,214
                       Emerson Electric Co.........................................         6,500         376,610
                       FEI Co.+....................................................        56,900       1,910,702
                       Intel Corp. ................................................        10,400         364,416
                       Lattice Semiconductor Corp.*+...............................        46,700       1,043,278
                       Microchip Technology, Inc.+.................................        21,400         806,566
                       Micron Technology, Inc.+....................................        11,400         384,750
                       Semitool, Inc.+.............................................        26,000         257,660
                       Tektronix, Inc.+............................................        19,700         482,256
                       TriQuint Semiconductor, Inc.+...............................        15,900         175,059

                       Internet Content -- 0.2%
                       Click2Learn, Inc.+..........................................       171,500         481,915
                       Corillian Corporation+......................................       165,700         414,250

                       Internet Software -- 0.3%
                       Interwoven, Inc.+...........................................        47,300         338,668
                       Lionbridge Technologies, Inc.+..............................       186,800         607,100
                       Primus Knowledge Solutions, Inc.+...........................       220,600         313,252
                       WatchGuard Technologies, Inc.+..............................        72,700         447,105

                       Telecommunications -- 1.5%
                       AT&T Corp. .................................................       120,400       2,131,080
                       Latitude Communications, Inc.+..............................       210,200         699,966
                       Metro One Telecommunications, Inc.+.........................        19,800         484,110
                       US Cellular Corp.+..........................................        12,500         501,875
                       Verizon Communications, Inc. ...............................        58,200       2,697,570
                       WorldCom, Inc.+.............................................       203,300       2,043,165
                                                                                                    -------------
                                                                                                       59,004,836
                                                                                                    -------------
                       MATERIALS -- 0.9%
                       Chemicals -- 0.2%
                       Ashland, Inc................................................         7,700         360,052
                       Dow Chemical Co.............................................        12,800         378,112
                       du Pont (E.I.) de Nemours & Co. ............................         6,600         291,522
                       PPG Industries, Inc. .......................................         5,300         257,527

                       Forest Products -- 0.4%
                       Boise Cascade Corp. ........................................         5,500         195,800
                       Louisiana-Pacific Corp. ....................................       104,000         898,560
                       Plum Creek Timber Co., Inc. ................................        23,300         703,660
                       Weyerhaeuser Co. ...........................................         7,700         449,064

                       Metals & Minerals -- 0.3%
                       Alcoa, Inc. ................................................        16,600         595,110
                       Oregon Steel Mills, Inc.+...................................        90,400         524,320
                       Schnitzer Steel Industries, Inc.............................        20,400         326,400
                                                                                                    -------------
                                                                                                        4,980,127
                                                                                                    -------------

---------------------
    58


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       REAL ESTATE -- 1.5%
                       Real Estate Investment Trusts
                       AMB Property Corp. .........................................        19,100   $     489,151
                       Apartment Investment & Management Co., Class A..............        11,400         497,040
                       Arden Realty Group, Inc. ...................................         5,800         155,614
                       CarrAmerica Realty Corp. ...................................         7,100         208,882
                       Duke Realty Corp. ..........................................        20,100         467,325
                       Equity Office Properties Trust..............................        28,200         811,878
                       Equity Residential Properties Trust.........................        31,200         835,536
                       Health Care Property Investors, Inc. .......................        52,000       1,974,440
                       Hospitality Properties Trust................................        13,400         400,660
                       Nationwide Health Properties, Inc. .........................        54,400       1,082,016
                       Shurgard Storage Centers, Inc. .............................        20,900         691,790
                       Simon Property Group, Inc. .................................        14,700         445,263
                       Storage USA, Inc. ..........................................         7,000         300,090
                       Taubman Centers, Inc. ......................................        10,600         163,558
                                                                                                    -------------
                                                                                                        8,523,243
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 1.0%
                       U.S. Government & Agencies
                       Fannie Mae..................................................        10,500         849,975
                       Freddie Mac ................................................        69,400       4,658,128
                                                                                                    -------------
                                                                                                        5,508,103
                                                                                                    -------------
                       UTILITIES -- 3.0%
                       Electric Utilities -- 2.1%
                       Duke Energy Corp. ..........................................        83,800       2,922,106
                       FPL Group, Inc. ............................................        64,200       3,441,762
                       NiSource, Inc. .............................................       117,500       2,444,000
                       Pinnacle West Capital Corp. ................................        61,500       2,451,390
                       Southern Co. ...............................................        13,700         337,705

                       Gas & Pipeline Utilities -- 0.1%
                       El Paso Corp. ..............................................        20,500         777,975

                       Telephone -- 0.8%
                       ALLTEL Corp. ...............................................        10,600         588,088
                       SBC Communications, Inc. ...................................       107,400       4,022,130
                                                                                                    -------------
                                                                                                       16,985,156
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $298,612,325)......................                   280,666,846
                                                                                                    -------------

                                                                                       PRINCIPAL
                       BONDS & NOTES -- 43.5%                                           AMOUNT
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.8%
                       Automotive -- 0.2%
                       Ford Motor Co. 6.38% 2029...................................   $ 1,200,000         982,536

                       Retail -- 0.6%
                       Cendant Corp. 6.88% 2006....................................     1,000,000         978,313
                       Safeway, Inc. 6.50% 2011....................................     1,000,000       1,022,350
                       Target Corp. 8.50% 2022.....................................     1,150,000       1,202,187
                                                                                                    -------------
                                                                                                        4,185,386
                                                                                                    -------------

                                                           ---------------------


                                                                                       PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                       AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.6%
                       Food, Beverage & Tobacco
                       ConAgra, Inc. 8.25% 2030....................................   $ 1,500,000   $   1,747,995
                       Fred Meyer, Inc. 7.45% 2008.................................       800,000         847,384
                       Philip Morris Co., Inc. 7.50% 2004..........................       920,000         979,147
                                                                                                    -------------
                                                                                                        3,574,526
                                                                                                    -------------
                       ENERGY -- 0.8%
                       Energy Services -- 0.2%
                       Hanover Compress HC 4.75% 2008..............................       500,000         379,375
                       Tri Union Development Corp. 12.50% 2006.....................       500,000         425,000

                       Energy Sources -- 0.6%
                       Burlington Resources, Inc. 6.68% 2011.......................     1,000,000         994,780
                       Covanta Energy Corp. 9.25% 2022.............................     1,000,000         880,070
                       Phillips Petroleum Co. 8.75% 2010...........................     1,550,000       1,813,113
                                                                                                    -------------
                                                                                                        4,492,338
                                                                                                    -------------
                       FINANCE -- 7.8%
                       Banks -- 2.1%
                       Bank of America Corp. 7.40% 2011............................     2,075,000       2,229,006
                       Morgan Stanley Group, Inc. 6.75% 2011.......................     1,000,000       1,029,890
                       Wells Fargo & Co. 6.63% 2004................................     1,185,000       1,254,632
                       Wells Fargo Bank Co. 6.45% 2011.............................     1,950,000       1,996,547
                       WFS Financial Owner Trust 7.84% 2006........................     5,000,000       5,335,271

                       Financial Services -- 5.7%
                       Aames Mortgage Trust 7.18% 2002.............................     2,000,000       2,078,181
                       Boeing Capital Corp. 5.65% 2006.............................     1,250,000       1,247,112
                       Chemical Master Credit Card Trust 1 5.98% 2008..............     1,610,000       1,664,837
                       Citibank Credit Card Issuance Trust 6.88% 2009..............     2,000,000       2,152,202
                       Citigroup, Inc. 6.75% 2005..................................       750,000         795,728
                       Citigroup, Inc. 7.25% 2010..................................     1,750,000       1,877,382
                       Discover Card Master Trust I 2.39% 2002.....................       700,000         697,592
                       DVI, Inc. 9.88% 2004........................................     2,000,000       1,999,375
                       First Union-Lehman Brothers Commercial Mortgage Trust 6.60%
                         2029......................................................     2,250,000       2,361,510
                       Ford Motor Credit Co. 7.38% 2011............................     1,200,000       1,191,936
                       General Motors Acceptance Corp. 7.75% 2010..................     1,750,000       1,833,772
                       Goldman Sachs Group, Inc. 6.88% 2011........................     2,050,000       2,111,869
                       HIH Capital 7.50% 2006......................................       500,000         146,960
                       Household Finance Corp. 6.00% 2004..........................     1,440,000       1,477,627
                       J.P. Morgan Chase & Co. 6.75% 2011..........................     1,750,000       1,781,675
                       Legg Mason, Inc. 6.75% 2008.................................       500,000         509,645
                       Merrill Lynch & Co., Inc. 6.00% 2009........................     1,750,000       1,746,885
                       Norwest Asset Securities Corp. 6.50% 2029...................     1,172,911       1,179,867
                       Petrobras Interest Finance Secreg 9.75% 2011................     1,500,000       1,481,850
                       Structured Asset Securities Corp. 8.00% 2030(2)(5)..........     2,475,744       2,574,774
                       Tokai Preferred Capital Co., LLC 9.98% 2008*................       750,000         656,799
                                                                                                    -------------
                                                                                                       43,412,924
                                                                                                    -------------
                       HEALTHCARE -- 2.1%
                       Drugs -- 0.2%
                       Curagen Corp. 6.00% 2007....................................       500,000         376,250
                       Incyte Genomics 5.50% 2007..................................       500,000         395,625
                       IVAX Corp. 4.50% 2008.......................................       500,000         418,750

                       Health Services -- 1.4%
                       Cardinal Health, Inc. 6.75% 2011............................     1,500,000       1,555,200
                       HCA-The Healthcare Co. 8.75% 2010...........................     1,500,000       1,642,500

---------------------
    60


                                                                                       PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                       AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services (continued)
                       IVAX Corp. 4.50% 2008*......................................   $ 1,000,000   $     839,300
                       Omnicare, Inc. 5.00% 2007...................................     2,250,000       2,036,250
                       Tenet Healthcare Corp. 5.38% 2006...........................     1,500,000       1,471,693

                       Medical Products -- 0.5%
                       Tenet Healthcare Corp. 6.38% 2011...........................     3,000,000       2,937,846
                                                                                                    -------------
                                                                                                       11,673,414
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 2.1%
                       Aerospace & Military Technology -- 0.4%
                       Lockheed Martin Corp. 8.50% 2029............................     1,700,000       2,036,056

                       Business Services -- 0.4%
                       Allied Waste North America, Inc., Series B 10.00% 2009......     1,250,000       1,268,750
                       Waste Management, Inc. 7.38% 2010...........................     1,045,000       1,082,515

                       Multi-Industry -- 0.3%
                       Tyco International Group SA 5.88% 2004......................     1,765,000       1,732,731

                       Transportation -- 1.0%
                       Burlington Northern Santa Fe Corp. 7.08% 2029...............     2,300,000       2,341,101
                       Norfolk Southern Corp. 7.25% 2031...........................     1,250,000       1,291,650
                       Norfolk Southern Corp. 7.80% 2027...........................       500,000         549,370
                       Southwest Airlines Co. 5.50% 2006...........................     1,500,000       1,466,700
                                                                                                    -------------
                                                                                                       11,768,873
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 2.9%
                       Broadcasting & Media -- 1.3%
                       AOL Time Warner, Inc. 7.63% 2031............................     1,200,000       1,240,644
                       Charter Communications Holdings, LLC 8.63% 2009.............     1,000,000         955,000
                       Charter Communications Holdings, LLC 9.92% 2011(3)..........       750,000         547,500
                       COX Enterprises, Inc. 7.88% 2010*...........................     1,900,000       1,989,072
                       Getty Images, Inc. 5.00% 2007...............................     2,000,000       1,652,500
                       Reed Elsevier Capital, Inc. 6.75% 2011......................     1,000,000       1,018,830

                       Leisure & Tourism -- 1.6%
                       Harrahs Operating, Inc. 8.00% 2011..........................     1,000,000       1,043,470
                       Mandalay Resort Group 10.25% 2007...........................     2,500,000       2,662,500
                       Mikohn Gaming Corp. 11.88% 2008.............................       250,000         247,500
                       Northwest Airlines, Inc. 8.97% 2015.........................        83,662          67,185
                       Park Place Entertainment Corp. 7.50% 2009...................     1,500,000       1,472,201
                       Park Place Entertainment Corp. 9.38% 2007...................     1,000,000       1,056,250
                       Riviera Black Hawk, Inc. 13.00% 2005........................       750,000         750,000
                       United AirLines, Inc. 7.19% 2011............................     1,717,759       1,532,688
                                                                                                    -------------
                                                                                                       16,235,340
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 4.4%
                       Computers & Business Equipment -- 0.0%
                       HMT Technology Corp. 5.75% 2004(1)..........................     1,000,000          50,000

                       Computer Services -- 0.1%
                       Radisys Corp. 5.50% 2007....................................       500,000         383,125

                       Computer Software -- 1.1%
                       Arbor Software Corp. 4.50% 2005.............................     1,728,000       1,564,877
                       Networks Associates, Inc. zero coupon 2018(4)...............     6,500,000       3,047,850
                       Rational Software Corp. 5.00% 2007..........................     1,500,000       1,462,500

                       Electronics -- 2.0%
                       Analog Devices, Inc. 4.75% 2005.............................     4,000,000       3,819,200
                       Conexant Systems, Inc. 4.00% 2007...........................     1,750,000       1,132,950

                                                           ---------------------


                                                                                       PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                       AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Cypress Semiconductor Corp. 3.75% 2005......................   $ 1,500,000   $   1,300,350
                       LSI Logic Corp. 4.00% 2005..................................     3,000,000       2,599,200
                       Triquint Semiconductor, Inc. 4.00% 2007.....................     1,000,000         746,300
                       Vitesse Semiconductor Corp. 4.00% 2005......................     1,750,000       1,426,250

                       Telecommunications -- 1.2%
                       Adaptec, Inc. 4.75% 2004....................................     4,250,000       3,977,150
                       Deutsche Telekom International 8.00% 2010...................     1,000,000       1,096,750
                       Terayon Communication Systems 5.00% 2007....................       500,000         277,500
                       Vodafone Group PLC 7.75% 2010...............................     1,800,000       1,978,956
                                                                                                    -------------
                                                                                                       24,862,958
                                                                                                    -------------
                       MATERIALS -- 0.5%
                       Chemicals -- 0.3%
                       Praxair, Inc. 6.50% 2008....................................     1,500,000       1,538,610

                       Forest Products -- 0.2%
                       Champion International Corp. 7.15% 2027.....................     1,000,000         992,050

                       Metals & Minerals -- 0.0%
                       Pen Holdings, Inc. 9.88% 2008(1)............................       750,000         337,500
                                                                                                    -------------
                                                                                                        2,868,160
                                                                                                    -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.5%
                       Foreign Government
                       United Mexican States 8.13% 2019............................     1,500,000       1,477,500
                       United Mexican States 9.88% 2010............................     1,000,000       1,124,350
                                                                                                    -------------
                                                                                                        2,601,850
                                                                                                    -------------
                       REAL ESTATE -- 0.5%
                       Real Estate Investment Trusts
                       Nationwide Health Properties, Inc. 7.06% 2006...............     2,500,000       2,482,750
                       Shurgard Storage Centers, Inc. 7.50% 2004...................       500,000         516,033
                                                                                                    -------------
                                                                                                        2,998,783
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 19.7%
                       U.S. Government & Agencies
                       Federal Home Loan Mortgage Corp. 5.50% 2031.................     1,468,320       1,403,156
                       Federal Home Loan Mortgage Corp. 6.00% 2031.................     1,948,006       1,918,786
                       Federal Home Loan Mortgage Corp. 6.50% 2014.................     1,521,163       1,562,036
                       Federal Home Loan Mortgage Corp. 6.88% 2005.................     2,500,000       2,695,300
                       Federal Home Loan Mortgage Corp. 7.00% 2015 - 2032..........     7,466,186       7,715,750
                       Federal Home Loan Mortgage Corp. 7.50% 2030 - 2031..........     5,830,466       6,054,531
                       Federal Home Loan Mortgage Corp. 8.00% 2030.................     1,046,695       1,102,620
                       Federal National Mortgage Association 4.51% 2002............     1,500,000       1,386,090
                       Federal National Mortgage Association 5.50% 2006............     4,000,000       4,130,000
                       Federal National Mortgage Association 6.00% 2018 - 2031.....     8,414,860       8,298,671
                       Federal National Mortgage Association 6.25% 2011............     2,000,000       2,045,320
                       Federal National Mortgage Association 6.50% 2019 - 2031.....     9,837,697       9,909,889
                       Federal National Mortgage Association 7.00% 2015 - 2031.....     7,029,577       7,218,042
                       Federal National Mortgage Association 7.25% 2010............     2,500,000       2,775,775
                       Federal National Mortgage Association 7.50% 2028 - 2031.....    11,732,889      12,171,437
                       Federal National Mortgage Association 8.00% 2016............     4,419,664       4,617,135
                       Federal National Mortgage Association 9.36% 2002............     3,525,587       3,557,528
                       Government National Mortgage Association 6.50%
                         2023 - 2027...............................................    14,916,866      15,160,996
                       Government National Mortgage Association 7.00%
                         2022 - 2028...............................................     1,436,644       1,482,553
                       Government National Mortgage Association 7.50%
                         2028 - 2031...............................................     5,381,121       5,611,510
                       United States Treasury Bonds 5.38% 2031.....................       750,000         743,558

---------------------
    62


                                                                                       PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                       AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       United States Treasury Bonds 7.25% 2022.....................   $ 3,000,000   $   3,562,980
                       United States Treasury Notes 5.00% 2011.....................     4,900,000       4,890,788
                                                                                                    -------------
                                                                                                      110,014,451
                                                                                                    -------------
                       UTILITIES -- 0.8%
                       Electric Utilities -- 0.2%
                       Niagara Mohawk Power Corp. 7.75% 2006.......................     1,000,000       1,074,690

                       Gas & Pipeline Utilities -- 0.5%
                       Consolidated Natural Gas Co. 6.85% 2011.....................     1,250,000       1,290,412
                       El Paso Natural Gas Co. 7.50% 2026..........................     1,800,000       1,688,778

                       Telephone -- 0.1%
                       Philippine Long Distance Telephone Co. 7.85% 2007...........       375,000         306,638
                                                                                                    -------------
                                                                                                        4,360,518
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $237,448,255).....................                   243,049,521
                                                                                                    -------------

                                             WARRANTS -- 0.0%                          WARRANTS
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism
                       Mikohn Gaming Corp. 08/08/15+* (cost $0)....................           250               0
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $536,060,580).............                   523,716,367
                                                                                                    -------------

                                                                                       PRINCIPAL
                                       REPURCHASE AGREEMENT -- 3.8%                     AMOUNT
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.84%, dated 01/31/02, to be repurchased
                         02/01/02 in the amount of $21,208,084 and collateralized
                         by $20,185,000 of U.S. Treasury Notes, bearing interest at
                         5.875%, due 11/15/04 and having an approximate value of
                         $21,632,567 (cost $21,207,000)............................    21,207,000      21,207,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $557,267,580)                         97.6%                                       544,923,367
                       Other assets less liabilities--                2.4                                         13,390,771
                                                                    ------                                     -------------
                       NET ASSETS--                                 100.0%                                     $ 558,314,138
                                                                    ======                                     =============

              -----------------------------

               +  Non-income producing securities
               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
              ADR -- American Depository Receipt
              (1) Bond in default
              (2) Fair valued security -- See Note 2
              (3) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
              (4) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (5) Variable rate security - the rate as of January 31, 2002;
                  maturity date reflects next reset date

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TELECOM UTILITY PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 58.0%                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 6.3%
                       Energy Services -- 4.3%
                       Cinergy Corp. ..............................................       49,700    $ 2,683,800
                       Great Plains Energy, Inc. ..................................        9,500        236,265
                       Northeast Utilities.........................................       12,700        229,997
                       Piedmont Natural Gas, Inc. .................................        6,700        225,857
                       Reliant Energy, Inc. .......................................       12,200        305,976

                       Energy Sources -- 2.0%
                       NRG Energy, Inc. ...........................................       58,600        826,260
                       Xcel Energy, Inc. ..........................................       32,700        873,090
                                                                                                    ------------
                                                                                                      5,381,245
                                                                                                    ------------
                       INFORMATION & ENTERTAINMENT -- 1.2%
                       Broadcasting & Media
                       Cox Communications, Inc. ...................................       23,100      1,039,500
                                                                                                    ------------
                       INFORMATION TECHNOLOGY -- 10.6%
                       Telecommunications
                       BCE, Inc....................................................       81,800      1,796,328
                       Cable & Wireless, Plc. ADR..................................       29,800        349,554
                       Sprint Corp. ...............................................      131,200      2,322,240
                       Verizon Communications, Inc. ...............................       92,900      4,305,915
                       WorldCom, Inc. .............................................       27,132        336,166
                                                                                                    ------------
                                                                                                      9,110,203
                                                                                                    ------------
                       REAL ESTATE -- 1.4%
                       Real Estate Investment Trusts
                       AMB Property Corp. .........................................        8,500        217,685
                       Equity Office Properties Trust..............................        8,200        236,078
                       Highwoods Properties, Inc. .................................        9,800        260,190
                       Public Storage, Inc. .......................................        6,500        237,965
                       Simon Property Group, Inc. .................................        8,700        263,523
                                                                                                    ------------
                                                                                                      1,215,441
                                                                                                    ------------
                       UTILITIES -- 38.5%
                       Electric Utilities -- 19.9%
                       Allegheny Energy, Inc. .....................................       12,900        424,539
                       Alliant Energy Corp. .......................................        9,600        286,176
                       Ameren Corp. ...............................................       15,500        664,485
                       American Electric Power Co., Inc. ..........................       73,400      3,063,716
                       Consolidated Edison, Inc....................................       12,800        524,672
                       DTE Energy Co. .............................................        8,600        352,600
                       E On AG ADR.................................................        4,500        229,846
                       Endesa SA ADR...............................................       14,500        213,934
                       Energy East Corp. ..........................................       33,200        654,040
                       Entergy Corp................................................        6,900        284,142
                       Exelon Corp. ...............................................        5,400        265,896
                       FirstEnergy Corp. ..........................................       97,153      3,614,092
                       FPL Group, Inc. ............................................        9,000        482,490
                       IDACORP, Inc. ..............................................        6,000        227,040
                       Korea Electric Power Corp. ADR..............................       23,000        215,280

---------------------
    64


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       NSTAR.......................................................       19,900    $   872,615
                       OGE Energy Corp. ...........................................       20,300        444,976
                       Pinnacle West Capital Corp. ................................       12,000        478,320
                       Potomac Electric Power Co. .................................       11,100        247,974
                       Progress Energy, Inc. ......................................       22,600        987,620
                       Public Service Enterprise Group, Inc. ......................        5,700        239,856
                       SCANA Corp. ................................................       10,400        280,384
                       Southern Co. ...............................................       52,600      1,296,590
                       TECO Energy, Inc............................................        9,600        232,032
                       Wisconsin Energy Corp. .....................................       11,100        250,860
                       WPD Resources Corp. ........................................        8,000        294,400

                       Gas & Pipeline Utilities -- 10.1%
                       Constellation Energy Group, Inc. ...........................       10,000        282,000
                       KeySpan Corp. ..............................................       51,200      1,656,832
                       Kinder Morgan, Inc. ........................................       19,250        995,225
                       NICOR, Inc. ................................................       57,800      2,348,992
                       Northern Border Partners LP.................................       10,900        442,540
                       Peoples Energy Corp. .......................................       36,800      1,350,192
                       Sempra Energy...............................................       64,000      1,532,800
                       TransCanada Pipelines, Ltd..................................       12,000        155,040

                       Telephone -- 8.5%
                       ALLTEL Corp. ...............................................       31,600      1,753,168
                       BellSouth Corp. ............................................       34,900      1,396,000
                       SBC Communications, Inc. ...................................      111,400      4,171,930
                                                                                                    ------------
                                                                                                     33,213,294
                                                                                                    ------------
                       TOTAL COMMON STOCK (cost $52,674,644).......................                  49,959,683
                                                                                                    ------------
                                                       PREFERRED STOCK -- 32.5%
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 7.9%
                       Energy Services
                       FPL Group, Inc. 8.50%.......................................       36,700      1,860,690
                       Reliant Energy, Inc. 2.00%..................................       10,400        453,336
                       TXU Corp. 8.75%.............................................       85,300      4,469,720
                                                                                                    ------------
                                                                                                      6,783,746
                                                                                                    ------------
                       FINANCE -- 0.5%
                       Financial Services
                       Equity Secs Trust I, Class A 6.50%..........................       11,300        462,735
                                                                                                    ------------
                       INFORMATION & ENTERTAINMENT -- 1.8%
                       Broadcasting & Media
                       MediaOne Group, Inc. 7.00%..................................       67,100      1,583,560
                                                                                                    ------------

                                                           ---------------------


                       PREFERRED STOCK (CONTINUED)                                      SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 8.3%
                       Telecommunications
                       Citizens Communications Co. 6.75%...........................       58,300    $ 1,277,353
                       Cox Communications, Inc. 7.00%..............................       14,000        700,000
                       Qwest Trends Trust 5.75%*...................................       48,100      1,070,225
                       TCI Pacific Communications, Inc., Class A 5.00%.............       17,700      2,557,650
                       Worldcom, Inc., Series F 7.00%..............................       81,700      1,582,937
                                                                                                    ------------
                                                                                                      7,188,165
                                                                                                    ------------
                       UTILITIES -- 14.0%
                       Electric Utilities -- 11.9%
                       CMS Energy Corp. 8.75%......................................       66,200      1,919,800
                       Dominion Resources, Inc. 9.50%..............................       24,300      1,421,550
                       Duke Energy Co. 8.25%.......................................      115,900      2,851,140
                       El Paso Corp. 6.63%.........................................       35,800        912,900
                       NiSource, Inc. 7.75%........................................       14,300        600,457
                       PPL Capital Funding Trust I 7.75%...........................       24,200        454,234
                       Sierra Pacific Resources 9.00%+.............................       22,100      1,222,130
                       UtiliCorp United, Inc. 9.75%................................       31,600        820,020

                       Gas & Pipeline Utilities -- 2.1%
                       Williams Companies, Inc. 9.00%..............................       86,400      1,836,000
                                                                                                    ------------
                                                                                                     12,038,231
                                                                                                    ------------
                       TOTAL PREFERRED STOCK (cost $31,371,069)....................                  28,056,437
                                                                                                    ------------
                                                                                      PRINCIPAL
                                                         BONDS & NOTES -- 1.6%          AMOUNT
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.7%
                       Broadcasting & Media -- 0.7%
                       Charter Communications, Inc. 4.75% 2006.....................   $  700,000        571,690
                                                                                                    ------------
                       INFORMATION TECHNOLOGY -- 0.9%
                       Telecommunications
                       Nextel Communications, Inc. 5.25% 2010......................    1,330,000        776,188
                                                                                                    ------------
                       TOTAL BONDS & NOTES (cost $1,980,194).......................                   1,347,878
                                                                                                    ------------
                       TOTAL INVESTMENT SECURITIES (cost $86,025,907)..............                  79,363,998
                                                                                                    ------------

                                                     SHORT-TERM SECURITIES -- 9.6%
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co. 0.85%
                         due 2/01/02 (cost $8,286,000).............................    8,286,000      8,286,000
                                                                                                    ------------

                       TOTAL INVESTMENTS --
                         (cost $94,311,907)                             101.7%                                    87,649,998
                       Liabilities in excess of other assets --          (1.7)                                    (1,463,410)
                                                                        ------                                  ------------
                       NET ASSETS --                                    100.0%                                  $ 86,186,588
                                                                        ======                                  ============

              -----------------------------

              + Non-income producing security

              * Resale restricted to qualified institutional buyers

              See Notes to Financial Statements

---------------------
    66

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INCOME PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 94.6%                                           SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.9%
                       Automotive -- 0.7%
                       Ford Motor Co. .............................................      3,821     $   58,461



                       Housing -- 1.2%
                       Maytag Corp. ...............................................      3,050         97,234
                                                                                                   -----------
                                                                                                      155,695
                                                                                                   -----------
                       CONSUMER STAPLES -- 10.6%
                       Food, Beverage & Tobacco -- 7.2%
                       Anheuser-Busch Cos., Inc. ..................................      3,250        153,627
                       Cadbury Schweppes PLC ADR...................................      3,150         78,278
                       H.J. Heinz Co. .............................................      1,950         80,730
                       Kraft Foods Inc., Class A...................................      1,040         38,542
                       PepsiCo, Inc. ..............................................      2,750        137,748
                       SYSCO Corp..................................................      3,050         90,341



                       Household Products -- 3.4%
                       Avon Products, Inc. ........................................      1,550         76,260
                       Colgate-Palmolive Co........................................      1,450         82,867
                       Kimberly-Clark Corp. .......................................      1,950        117,585
                                                                                                   -----------
                                                                                                      855,978
                                                                                                   -----------
                       ENERGY -- 12.3%
                       Energy Services -- 1.1%
                       Reliant Energy, Inc. .......................................      3,550         89,034



                       Energy Sources -- 11.2%
                       BP PLC -- ADR...............................................      2,772        129,508
                       ChevronTexaco Corp. ........................................      1,130         94,694
                       Exxon Mobil Corp. ..........................................      5,716        223,210
                       Murphy Oil Corp. ...........................................        500         39,500
                       Royal Dutch Petroleum Co. ADR...............................      4,840        241,854
                       Xcel Energy, Inc. ..........................................      6,390        170,613
                                                                                                   -----------
                                                                                                      988,413
                                                                                                   -----------
                       FINANCE -- 19.0%
                       Banks -- 7.9%
                       Bank of America Corp. ......................................      1,900        119,757
                       Bank of New York Co., Inc. .................................      3,200        131,136
                       Comerica, Inc. .............................................      1,150         64,733
                       FleetBoston Financial Corp. ................................      2,300         77,326
                       Mellon Financial Corp. .....................................      3,750        144,000
                       Zions Bancorp...............................................      1,940         97,660



                       Financial Services -- 8.3%
                       American Express Co. .......................................      3,350        120,097
                       Citigroup, Inc. ............................................      4,003        189,742
                       Household International, Inc. ..............................      1,650         84,546
                       J.P. Morgan Chase & Co......................................      3,350        114,068
                       John Hancock Financial Services, Inc. ......................      2,850        109,383
                       The Hartford Financial Services Group, Inc. ................        700         46,333

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 2.8%
                       Principal Financial Group+..................................        800     $   20,360
                       St. Paul Cos., Inc..........................................      2,300        102,810
                       XL Capital Ltd., Class A....................................      1,200        105,744
                                                                                                   -----------
                                                                                                    1,527,695
                                                                                                   -----------
                       HEALTHCARE -- 9.8%
                       Drugs -- 7.0%
                       American Home Products Corp. ...............................      2,450        158,417
                       Bristol-Myers Squibb Co. ...................................      1,950         88,472
                       Merck & Co., Inc. ..........................................      1,550         91,729
                       Pfizer, Inc.................................................      2,450        102,091
                       Pharmacia Corp. ............................................      1,850         74,925
                       Schering-Plough Corp. ......................................      1,550         50,189



                       Health Services -- 0.6%
                       McKesson HBOC, Inc. ........................................      1,100         42,350



                       Medical Products -- 2.2%
                       Baxter International, Inc. .................................      1,750         97,702
                       Johnson & Johnson Co. ......................................      1,400         80,514
                                                                                                   -----------
                                                                                                      786,389
                                                                                                   -----------
                       INDUSTRIAL & COMMERCIAL -- 14.4%
                       Aerospace & Military Technology -- 1.2%
                       United Technologies Corp. ..................................      1,400         96,222



                       Business Services -- 3.6%
                       Ecolab, Inc. ...............................................      4,380        187,420
                       United Parcel Service, Inc., Class B........................      1,750        100,590



                       Machinery -- 3.0%
                       Caterpillar, Inc. ..........................................      1,250         62,850
                       Deere & Co..................................................      1,950         85,742
                       Parker-Hannifin Corp. ......................................      1,900         93,176



                       Multi-Industry -- 5.8%
                       General Electric Co. .......................................      2,800        104,020
                       Honeywell International, Inc. ..............................      3,650        122,676
                       Minnesota Mining & Manufacturing Co.........................      1,300        144,040
                       Sara Lee Corp...............................................      4,550         96,233



                       Transportation -- 0.8%
                       Knightsbridge Tankers, Ltd..................................      4,150         64,740
                                                                                                   -----------
                                                                                                    1,157,709
                                                                                                   -----------
                       INFORMATION & ENTERTAINMENT -- 2.5%
                       Broadcasting & Media -- 2.5%
                       McGraw-Hill Cos., Inc. .....................................      2,020        129,442
                       Omnicom Group, Inc. ........................................        860         75,138
                                                                                                   -----------
                                                                                                      204,580
                                                                                                   -----------
                       INFORMATION TECHNOLOGY -- 7.4%
                       Computers & Business Equipment -- 3.0%
                       Hewlett-Packard Co. ........................................      4,550        100,600
                       International Business Machines Corp........................      1,300        140,257



                       Computer Services -- 1.5%
                       Electronic Data Systems Corp. ..............................      1,950        122,090

---------------------
    68


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 2.9%
                       Qwest Communications International, Inc. ...................      5,000     $   52,500
                       Verizon Communications, Inc. ...............................      3,950        183,083
                                                                                                   -----------
                                                                                                      598,530
                                                                                                   -----------
                       MATERIALS -- 3.7%
                       Chemicals -- 2.4%
                       Dow Chemical Co.............................................      1,700         50,218
                       du Pont (E.I.) de Nemours & Co. ............................      1,950         86,131
                       Lyondell Chemical Co........................................      3,950         53,207



                       Forest Products -- 1.3%
                       Weyerhaeuser Co. ...........................................      1,850        107,892
                                                                                                   -----------
                                                                                                      297,448
                                                                                                   -----------
                       REAL ESTATE -- 8.0%
                       Real Estate Investment Trusts -- 8.0%
                       Archstone Smith Trust.......................................      3,350         83,348
                       Camden Property Trust.......................................      1,100         38,346
                       Crescent Real Estate Equities Co. ..........................      2,350         40,585
                       Duke Realty Corp. ..........................................      5,022        116,761
                       Equity Residential Properties Trust.........................      1,750         46,865
                       Healthcare Realty Trust, Inc. ..............................      2,850         81,966
                       Kimco Realty Corp. .........................................      1,050         32,046
                       Manufactured Home Communities, Inc. ........................      3,340        107,882
                       Simon Property Group, Inc. .................................      3,350        101,472
                                                                                                   -----------
                                                                                                      649,271
                                                                                                   -----------
                       U.S. GOVERNMENT & AGENCIES -- 1.0%
                       U.S. Government & Agencies
                       Fannie Mae..................................................      1,050         84,998
                                                                                                   -----------
                       UTILITIES -- 4.0%
                       Electric Utilities -- 1.4%
                       Consolidated Edison, Inc....................................      2,650        108,624



                       Telephone -- 2.6%
                       SBC Communications, Inc. ...................................      4,250        159,162
                       Sprint Corp. ...............................................      2,950         52,215
                                                                                                   -----------
                                                                                                      320,001
                                                                                                   -----------
                       TOTAL COMMON STOCK (cost $7,050,241)........................                 7,626,707
                                                                                                   -----------
                                         PREFERRED STOCK -- 0.5%
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT
                       Broadcasting & Media -- 0.5%
                       Tribune Co. 2.00% (cost $54,362)............................        500         39,000
                                                                                                   -----------
                                                                                      PRINCIPAL
                                          BONDS & NOTES -- 1.8%                        AMOUNT
                       ---------------------------------------------------------------------------------------
                       HEALTHCARE -- 0.6%
                       Drugs
                       Protein Design Labs, Inc. 5.50% 2007........................   $ 53,000         48,959
                                                                                                   -----------

                                                           ---------------------


                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT         VALUE
                       ---------------------------------------------------------------------------------------
                       UTILITIES -- 1.2%
                       Telephone
                       Nextel Communications, Inc. 6.00% 2011......................   $150,000     $   97,860
                                                                                                   -----------
                       TOTAL BONDS & NOTES (cost $142,952).........................                   146,819
                                                                                                   -----------
                       TOTAL INVESTMENT SECURITIES (cost $7,247,555)...............                 7,812,526
                                                                                                   -----------

                                       REPURCHASE AGREEMENT -- 3.2%
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.85%, dated 01/31/02, to be repurchased
                         02/01/02 in the amount of $258,006 and collateralized by
                         $175,000 of U.S. Treasury Bonds, bearing interest at
                         10.625%, due 08/15/15 and having an approximate value of
                         $269,426 (cost $258,000)..................................    258,000        258,000
                                                                                                   -----------

                       TOTAL INVESTMENTS --
                         (cost $7,505,555)                               100.1%                                    8,070,526
                       Liabilities in excess of other assets --           (0.1)                                      (10,524)
                                                                         ------                                  -----------
                       NET ASSETS --                                     100.0%                                  $ 8,060,002
                                                                         ======                                  ===========

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------
    70

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INDEX PORTFOLIO              INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 98.3%                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.2%
                       Apparel & Textiles -- 0.3%
                       Cintas Corp.................................................           880   $     44,018
                       Liz Claiborne, Inc. ........................................           438         11,988
                       Nike, Inc., Class B.........................................         1,358         81,358
                       Reebok International, Ltd.+.................................           327          9,686
                       V.F. Corp. .................................................           536         21,772

                       Automotive -- 1.1%
                       AutoZone, Inc.+.............................................           496         33,554
                       Cooper Tire & Rubber Co.....................................           279          4,305
                       Cummins, Inc. ..............................................           220          8,292
                       Dana Corp...................................................           779         11,381
                       Delphi Automotive Systems Corp. ............................         2,768         39,555
                       Ford Motor Co. .............................................         8,870        135,711
                       General Motors Corp.........................................         2,696        137,873
                       Genuine Parts Co. ..........................................           885         31,435
                       Goodyear Tire & Rubber Co...................................           874         20,871
                       Harley-Davidson, Inc. ......................................         1,500         85,500
                       Navistar International Corp.+...............................           331         12,912
                       PACCAR, Inc. ...............................................           342         22,658
                       TRW, Inc. ..................................................           658         27,880
                       Visteon Corp................................................           647          8,605

                       Housing -- 0.5%
                       Cooper Industries, Inc. ....................................           440         16,016
                       KB Home Corp. ..............................................           223          9,602
                       Leggett & Platt, Inc. ......................................           994         24,085
                       Masco Corp. ................................................         2,302         61,601
                       Maytag Corp. ...............................................           342         10,903
                       Newell Rubbermaid, Inc. ....................................         1,319         36,418
                       Pulte Homes, Inc. ..........................................           321         15,135
                       Snap-On, Inc................................................           331         10,787
                       Stanley Works...............................................           442         19,581
                       The Black & Decker Corp. ...................................           366         15,065
                       Whirlpool Corp. ............................................           316         22,973

                       Retail -- 7.3%
                       Albertson's, Inc. ..........................................         2,017         57,989
                       American Greetings Corp., Class A...........................           332          4,137
                       Bed Bath & Beyond, Inc.+....................................         1,432         49,518
                       Best Buy Co., Inc.+.........................................         1,056         78,144
                       Big Lots, Inc.+.............................................           552          5,917
                       Circuit City Stores, Inc. ..................................         1,037         30,944
                       Costco Wholesale Corp.+.....................................         2,213        101,798
                       CVS Corp. ..................................................         1,938         52,714
                       Dillard's, Inc., Class A....................................           424          6,097
                       Dollar General Corp. .......................................         1,658         26,196
                       Family Dollar Stores, Inc. .................................           870         29,345
                       Federated Department Stores, Inc.+..........................           987         41,079
                       Gap, Inc. ..................................................         4,194         60,394
                       Home Depot, Inc. ...........................................        11,455        573,781
                       International Flavors & Fragrances, Inc. ...................           450         13,540
                       J.C. Penney, Inc. ..........................................         1,334         33,177

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       Jones Apparel Group, Inc.+..................................           600   $     19,902
                       Kohl's Corp.+...............................................         1,615        107,058
                       Kroger Co.+.................................................         3,925         80,855
                       Limited, Inc. ..............................................         2,126         39,437
                       Lowe's Cos., Inc. ..........................................         3,790        174,605
                       May Department Stores Co....................................         1,470         54,096
                       Nordstrom, Inc. ............................................           667         16,875
                       Office Depot, Inc.+.........................................         1,477         24,297
                       RadioShack Corp. ...........................................           892         28,116
                       Safeway, Inc.+..............................................         2,509        101,489
                       Sears, Roebuck & Co. .......................................         1,592         84,121
                       Staples, Inc.+..............................................         2,245         40,904
                       SUPERVALU, Inc. ............................................           666         16,437
                       Target Corp. ...............................................         4,383        194,649
                       Tiffany & Co. ..............................................           678         24,205
                       TJX Cos., Inc. .............................................         1,347         55,685
                       Toys 'R' Us, Inc.+..........................................           989         19,345
                       Wal-Mart Stores, Inc.@......................................        21,764      1,305,405
                       Walgreen Co.................................................         4,967        180,203
                       Winn-Dixie Stores, Inc. ....................................           566          7,556
                                                                                                    -------------
                                                                                                       4,731,530
                                                                                                    -------------
                       CONSUMER STAPLES -- 7.3%
                       Food, Beverage & Tobacco -- 4.7%
                       Adolph Coors Co., Class B...................................           160          8,427
                       Anheuser-Busch Cos., Inc. ..................................         4,344        205,341
                       Archer-Daniels-Midland Co. .................................         3,295         45,932
                       Brown-Forman Corp., Class B.................................           293         19,191
                       Campbell Soup Co. ..........................................         1,966         55,933
                       Coca-Cola Co. ..............................................        12,119        530,206
                       Coca-Cola Enterprises, Inc. ................................         2,165         35,181
                       ConAgra, Inc. ..............................................         2,676         66,365
                       General Mills, Inc. ........................................         1,775         87,951
                       H.J. Heinz Co. .............................................         1,743         72,160
                       Hershey Foods Corp. ........................................           691         48,626
                       Kellogg Co. ................................................         1,993         61,504
                       Pepsi Bottling Group, Inc. .................................         1,440         33,192
                       PepsiCo, Inc. ..............................................         8,588        430,173
                       Philip Morris Co., Inc. ....................................        10,629        532,619
                       SYSCO Corp..................................................         3,314         98,161
                       UST, Inc....................................................           883         30,861
                       W.M. Wrigley Jr. Co. .......................................           943         51,526



                       Household Products -- 2.6%
                       Alberto-Culver Co., Class B.................................           327         15,242
                       Avon Products, Inc. ........................................         1,117         54,956
                       Clorox Co. .................................................         1,094         44,613
                       Colgate-Palmolive Co........................................         2,713        155,048
                       Fortune Brands, Inc. .......................................           779         31,729
                       Gillette Co. ...............................................         5,224        173,959
                       Kimberly-Clark Corp. .......................................         2,540        153,162
                       Pactiv Corp.+...............................................           781         14,058
                       Procter & Gamble Co. .......................................         6,311        515,483
                       Sherwin Williams Co. .......................................           781         21,649
                       Tupperware Corp. ...........................................           327          6,213
                       Unilever NV.................................................         2,804        157,977
                                                                                                    -------------
                                                                                                       3,757,438
                                                                                                    -------------

---------------------
    72


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 6.5%
                       Energy Services -- 0.9%
                       Baker Hughes, Inc...........................................         1,656   $     58,291
                       Halliburton Co. ............................................         2,288         31,460
                       Marathon Oil Corp. .........................................         1,547         43,394
                       Noble Drilling Corp.+.......................................           700         22,379
                       Reliant Energy, Inc. .......................................         1,441         36,140
                       Rowan Cos., Inc.+...........................................           440          7,933
                       Schlumberger, Ltd. .........................................         2,804        158,118
                       Transocean Sedco Forex, Inc. ...............................         1,559         47,768
                       TXU Corp. ..................................................         1,228         59,828

                       Energy Sources -- 5.6%
                       Amerada Hess Corp. .........................................           451         27,673
                       Anadarko Petroleum Corp. ...................................         1,175         57,728
                       Apache Corp. ...............................................           719         34,864
                       Burlington Resources, Inc. .................................           988         33,829
                       ChevronTexaco Corp. ........................................         5,269        441,542
                       Conoco, Inc. ...............................................         3,064         86,282
                       Devon Energy Corp. .........................................           733         27,282
                       EOG Resources, Inc. ........................................           620         21,074
                       Exxon Mobil Corp............................................        33,598      1,312,002
                       Kerr-McGee Corp.............................................           476         25,204
                       Nabors Industries, Inc.+....................................           736         23,044
                       Occidental Petroleum Corp. .................................         1,866         48,423
                       Phillips Petroleum Co. .....................................         1,769        103,434
                       Royal Dutch Petroleum Co. -- ADR............................        10,403        519,838
                       Sunoco, Inc. ...............................................           320         12,339
                       Unocal Corp. ...............................................         1,215         42,464
                       Xcel Energy, Inc. ..........................................         1,688         45,070
                                                                                                    -------------
                                                                                                       3,327,403
                                                                                                    -------------
                       FINANCE -- 16.3%
                       Banks -- 4.9%
                       Ambac Financial Group, Inc..................................           550         32,807
                       Bank of America Corp. ......................................         7,753        488,672
                       Bank of New York Co., Inc. .................................         3,567        146,176
                       Bank One Corp. .............................................         5,761        216,037
                       BB&T Corp. .................................................         2,112         74,427
                       Charter One Financial, Inc. ................................         1,137         33,860
                       Comerica, Inc. .............................................           874         49,197
                       Fifth Third Bancorp.........................................         2,800        177,100
                       FleetBoston Financial Corp. ................................         5,092        171,193
                       Huntington Bancshares, Inc..................................         1,331         23,306
                       Key Corp....................................................         2,113         52,001
                       Mellon Financial Corp. .....................................         2,271         87,206
                       National City Corp. ........................................         2,919         82,082
                       Northern Trust Corp. .......................................         1,068         62,361
                       Regions Financial Corp. ....................................         1,152         36,023
                       SouthTrust Corp.............................................         1,660         40,902
                       SunTrust Banks, Inc.+.......................................         1,428         87,965
                       Synovus Financial Corp. ....................................         1,429         39,498
                       U.S. Bancorp................................................         9,588        199,622
                       Union Planters Corp.........................................           668         29,900
                       Wells Fargo & Co. ..........................................         8,344        387,078
                       Zions Bancorp...............................................           470         23,660

                       Financial Services -- 7.5%
                       American Express Co. .......................................         6,520        233,742
                       AmSouth Bancorp.............................................         1,787         37,259

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Bear Stearns Cos., Inc. ....................................           431   $     25,063
                       Capital One Financial Corp..................................         1,097         55,036
                       Charles Schwab Corp.........................................         6,664         95,762
                       Citigroup, Inc. ............................................        25,032      1,186,517
                       Countrywide Credit Industries, Inc. ........................           654         25,996
                       Dow Jones & Co., Inc. ......................................           376         19,458
                       Franklin Resources, Inc. ...................................         1,320         49,434
                       Golden West Financial Corp. ................................           752         47,872
                       Household International, Inc. ..............................         2,247        115,136
                       J.P. Morgan Chase & Co......................................         9,717        330,864
                       John Hancock Financial Services, Inc. ......................         1,460         56,035
                       Lehman Brothers Holdings, Inc. .............................         1,195         77,400
                       MBIA, Inc. .................................................           730         39,332
                       MBNA Corp. .................................................         4,179        146,265
                       Merrill Lynch & Co., Inc....................................         4,119        209,987
                       MGIC Investment Corp. ......................................           552         36,984
                       Moody's Corp. ..............................................           777         29,153
                       Morgan Stanley, Dean Witter & Co. ..........................         5,408        297,440
                       PNC Financial Services Group................................         1,368         79,002
                       Providian Financial Corp....................................         1,440          5,544
                       State Street Corp...........................................         1,606         86,371
                       Stilwell Financial, Inc.....................................         1,042         26,519
                       T. Rowe Price Group, Inc. ..................................           558         20,970
                       The Hartford Financial Services Group, Inc. ................         1,216         80,487
                       USA Education, Inc. ........................................           733         65,970
                       Wachovia Corp. .............................................         6,728        223,706
                       Washington Mutual, Inc. ....................................         4,634        159,039

                       Insurance -- 3.9%
                       ACE, Ltd. ..................................................         1,300         50,505
                       AFLAC, Inc. ................................................         2,552         66,658
                       Allstate Corp. .............................................         3,506        113,104
                       American International Group, Inc.#.........................        12,853        953,050
                       Aon Corp. ..................................................         1,322         44,023
                       Chubb Corp. ................................................           855         57,157
                       CIGNA Corp. ................................................           744         68,448
                       Cincinnati Financial Corp. .................................           879         33,841
                       Conseco, Inc.+..............................................         1,756          6,936
                       Jefferson-Pilot Corp........................................           730         34,967
                       Lincoln National Corp. .....................................           880         45,320
                       Loews Corp. ................................................           938         56,702
                       Marsh & McLennan Cos., Inc. ................................         1,310        133,423
                       MetLife, Inc. ..............................................         3,520        106,938
                       Progressive Corp............................................           342         50,565
                       SAFECO Corp. ...............................................           663         20,281
                       St. Paul Cos., Inc..........................................         1,008         45,058
                       Torchmark Corp. ............................................           563         21,388
                       UnumProvident Corp..........................................         1,214         34,356
                       XL Capital Ltd., Class A....................................           609         53,665
                                                                                                    -------------
                                                                                                       8,399,801
                                                                                                    -------------
                       HEALTHCARE -- 14.1%
                       Drugs -- 7.7%
                       Allergan, Inc. .............................................           615         41,051
                       American Home Products Corp. ...............................         6,378        412,401
                       AmerisourceBergen Corp. ....................................           520         33,660
                       Biogen, Inc.+...............................................           689         37,358
                       Bristol-Myers Squibb Co. ...................................         9,506        431,287

---------------------
    74


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Chiron Corp.+...............................................           963   $     40,802
                       Eli Lilly & Co. ............................................         5,523        414,777
                       Forest Labs, Inc.+..........................................           829         68,724
                       King Pharmaceuticals, Inc.+.................................         1,230         44,772
                       Merck & Co., Inc. ..........................................        11,185        661,928
                       Pfizer, Inc.................................................        30,904      1,287,770
                       Pharmacia Corp. ............................................         6,287        254,624
                       Schering-Plough Corp. ......................................         7,155        231,679
                       Watson Pharmaceuticals, Inc.+...............................           546         15,998

                       Health Services -- 1.3%
                       Aetna, Inc. ................................................           767         26,369
                       Cardinal Health, Inc. ......................................         2,259        148,891
                       HCA, Inc. ..................................................         2,576        109,480
                       Health Management Associates, Inc., Class A+................         1,200         23,316
                       Healthsouth Corp.+..........................................         1,897         22,195
                       Humana, Inc.+...............................................           780          9,711
                       IMS Health, Inc. ...........................................         1,449         28,908
                       Manor Care, Inc.+...........................................           551         10,965
                       McKesson HBOC, Inc. ........................................         1,434         55,209
                       Tenet Healthcare Corp.+.....................................         1,548         98,747
                       UnitedHealth Group, Inc. ...................................         1,542        114,648
                       Wellpoint Health Networks, Inc.+............................           314         39,843

                       Medical Products -- 5.1%
                       Abbott Laboratories, Inc. ..................................         7,603        438,693
                       Amgen, Inc.+................................................         5,164        286,602
                       Applied Biasystems Group -- Applera Corp. ..................         1,037         23,156
                       Bausch & Lomb, Inc..........................................           286         10,796
                       Baxter International, Inc. .................................         2,942        164,252
                       Becton, Dickinson & Co. ....................................         1,319         47,774
                       Biomet, Inc. ...............................................         1,279         41,299
                       Boston Scientific Corp.+....................................         1,997         44,872
                       C.R. Bard, Inc. ............................................           235         11,527
                       Genzyme Corp.+..............................................         1,020         46,522
                       Guidant Corp.+..............................................         1,454         69,865
                       Immunex Corp.+..............................................         2,700         75,465
                       Johnson & Johnson Co. ......................................        15,086        867,596
                       MedImmune, Inc.+............................................         1,167         49,446
                       Medtronic, Inc. ............................................         5,936        292,467
                       St. Jude Medical, Inc.+.....................................           379         30,055
                       Stryker Corp.+..............................................         1,030         60,502
                       Zimmer Holdings, Inc.+......................................         1,002         32,595
                                                                                                    -------------
                                                                                                       7,258,597
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 9.8%
                       Aerospace & Military Technology -- 1.4%
                       Boeing Co. .................................................         4,078        166,994
                       General Dynamics Corp. .....................................           984         88,127
                       Lockheed Martin Corp. ......................................         2,188        115,898
                       Northrop Grumman Corp. .....................................           499         55,694
                       Raytheon Co. ...............................................         1,961         75,048
                       Rockwell Collins, Inc.......................................           921         20,584
                       Rockwell International Corp.+...............................           991         19,077
                       United Technologies Corp. ..................................         2,266        155,742

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 2.0%
                       Agilent Technologies, Inc.+.................................         2,252   $     68,348
                       Allied Waste Industries, Inc.+..............................           990         10,870
                       Cendant Corp.+..............................................         4,817         84,201
                       Centex Corp. ...............................................           328         19,509
                       Concord EFS, Inc.+..........................................         2,440         71,126
                       Convergys Corp.+............................................           816         25,859
                       Deluxe Corp. ...............................................           336         15,459
                       Ecolab, Inc. ...............................................           662         28,327
                       Equifax, Inc................................................           668         16,820
                       FedEx Corp.+................................................         1,416         75,827
                       First Data Corp. ...........................................         1,867        154,457
                       Fiserv, Inc.+...............................................           967         41,040
                       Fluor Corp..................................................           436         13,974
                       H&R Block, Inc. ............................................           978         45,242
                       Johnson Controls, Inc. .....................................           429         36,062
                       Maxim Integrated Products, Inc.+............................         1,591         88,285
                       Paychex, Inc. ..............................................         1,875         68,813
                       Quintiles Transnational Corp.+..............................           600          9,612
                       R.R. Donnelley & Sons Co. ..................................           561         16,297
                       Robert Half International, Inc.+............................           870         22,811
                       W.W. Grainger, Inc. ........................................           444         24,109
                       Waste Management, Inc. .....................................         3,095         89,198

                       Electrical Equipment -- 0.1%
                       Danaher Corp................................................           680         43,343
                       Power One, Inc.+............................................           392          3,893

                       Machinery -- 0.7%
                       Caterpillar, Inc. ..........................................         1,663         83,616
                       Deere & Co..................................................         1,111         48,851
                       Dover Corp. ................................................           999         38,152
                       Illinois Tool Works, Inc. ..................................         1,299         92,722
                       Ingersoll Rand Co., Ltd. ...................................           779         34,455
                       ITT Industries, Inc. .......................................           442         23,466
                       Pall Corp. .................................................           559         12,890
                       Parker-Hannifin Corp. ......................................           552         27,070
                       Thermo Electron Corp.+......................................           875         19,215

                       Multi-Industry -- 5.2%
                       Crane Co....................................................           332          7,842
                       Eaton Corp. ................................................           322         23,693
                       General Electric Co. .......................................        48,690      1,808,833
                       Goodrich Corp. .............................................           552         15,357
                       Honeywell International, Inc. ..............................         4,028        135,381
                       McDermott International, Inc.+..............................           328          4,057
                       Minnesota Mining & Manufacturing Co.........................         1,904        210,963
                       Sara Lee Corp...............................................         3,831         81,026
                       Textron, Inc. ..............................................           679         31,119
                       Tyco International, Ltd. ...................................         9,755        342,888

                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................         1,867         52,724
                       CSX Corp. ..................................................         1,051         42,040
                       Norfolk Southern Corp. .....................................         1,881         42,417
                       Ryder System, Inc. .........................................           239          5,970
                       Union Pacific Corp..........................................         1,224         75,949
                                                                                                    -------------
                                                                                                       5,031,342
                                                                                                    -------------

---------------------
    76


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 5.1%
                       Broadcasting & Media -- 3.2%
                       AOL Time Warner, Inc.+......................................        21,638   $    569,296
                       Clear Channel Communications, Inc.+.........................         2,906        133,792
                       Comcast Corp., Class A+.....................................         4,607        163,687
                       Gannett Co., Inc. ..........................................         1,283         86,538
                       Interpublic Group of Cos., Inc..............................         1,804         52,081
                       Knight-Ridder, Inc. ........................................           370         23,033
                       McGraw-Hill Cos., Inc. .....................................           983         62,991
                       Meredith Corp. .............................................           194          6,798
                       New York Times Co., Class A.................................           783         32,988
                       Omnicom Group, Inc. ........................................           896         78,284
                       TMP Worldwide, Inc.+........................................           540         22,988
                       Tribune Co. ................................................         1,497         55,643
                       Univision Communications, Inc., Class A+....................         1,080         37,778
                       Viacom, Inc., Class B+......................................         8,703        348,033

                       Entertainment Products -- 0.2%
                       Eastman Kodak Co. ..........................................         1,362         38,681
                       Hasbro, Inc. ...............................................           893         14,734
                       Mattel, Inc. ...............................................         2,100         39,900

                       Leisure & Tourism -- 1.7%
                       AMR Corp.+..................................................           772         19,254
                       Brunswick Corp. ............................................           444         10,922
                       Carnival Corp. .............................................         2,861         77,361
                       Darden Restaurants, Inc. ...................................           563         23,196
                       Delta Air Lines, Inc. ......................................           609         19,250
                       Harrah's Entertainment, Inc.+...............................           561         21,413
                       Hilton Hotels Corp. ........................................         1,821         21,852
                       International Game Technology, Inc.+........................           370         24,346
                       Marriott International, Inc., Class A.......................         1,209         49,303
                       McDonald's Corp. ...........................................         6,273        170,500
                       Sabre Holdings Corp.+.......................................           638         28,506
                       Southwest Airlines Co. .....................................         3,768         71,366
                       Starbucks Corp.+............................................         1,862         44,260
                       Starwood Hotels & Resorts Worldwide, Inc. ..................         1,000         34,250
                       Tricon Global Restaurants, Inc.+............................           710         39,618
                       US Airways Group, Inc.+.....................................           115            596
                       Walt Disney Co. ............................................        10,012        210,853
                       Wendy's International, Inc. ................................           551         17,191
                                                                                                    -------------
                                                                                                       2,651,282
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 21.1%
                       Communication Equipment -- 0.9%
                       Andrew Corp.+...............................................           281          5,055
                       Comverse Technology, Inc.+..................................           930         19,874
                       JDS Uniphase Corp.+.........................................         6,535         45,745
                       Motorola, Inc. .............................................        10,919        145,332
                       Network Appliance, Inc.+....................................         1,640         29,438
                       QUALCOMM, Inc.+.............................................         3,759        165,885
                       Scientific-Atlanta, Inc. ...................................           787         20,840
                       Symbol Technologies, Inc....................................         1,017         15,763
                       Tellabs, Inc.+..............................................         2,016         31,167

                       Computers & Business Equipment -- 5.6%
                       Apple Computer, Inc.+.......................................         1,754         43,359
                       Avery Dennison Corp. .......................................           548         32,606
                       Cisco Systems, Inc.+........................................        36,016        713,117
                       Compaq Computer Corp. ......................................         8,342        103,024

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment (continued)
                       Dell Computer Corp.+........................................        12,767   $    350,965
                       EMC Corp.+..................................................        10,919        179,071
                       Gateway, Inc.+..............................................         1,549          8,070
                       Hewlett-Packard Co. ........................................         9,548        211,106
                       International Business Machines Corp........................         8,489        915,878
                       Lexmark International, Inc., Class A+.......................           558         30,997
                       Palm, Inc.+.................................................         2,820         10,547
                       Pitney Bowes, Inc. .........................................         1,184         49,515
                       Sun Microsystems, Inc.+.....................................        15,932        171,428
                       Unisys Corp.+...............................................         1,546         19,325
                       Xerox Corp..................................................         3,400         38,522

                       Computer Services -- 0.4%
                       Computer Sciences Corp.+....................................           796         35,422
                       Electronic Data Systems Corp. ..............................         2,296        143,753

                       Computer Software -- 5.7%
                       Adobe Systems, Inc. ........................................         1,126         37,946
                       Autodesk, Inc. .............................................           228          9,348
                       Automatic Data Processing, Inc..............................         3,017        162,918
                       BMC Software, Inc.+.........................................         1,214         21,451
                       Citrix Systems, Inc.+.......................................           908         15,645
                       Computer Associates International, Inc. ....................         2,859         98,521
                       Compuware Corp.+............................................         1,870         25,432
                       Intuit, Inc.+...............................................         1,090         42,783
                       Mercury Interactive Corp.+..................................           363         13,830
                       Microsoft Corp.+............................................        26,461      1,685,830
                       NCR Corp.+..................................................           500         21,270
                       Novell, Inc.+...............................................         1,729          9,043
                       Oracle Corp.+...............................................        27,315        471,457
                       Parametric Technology Corp.+................................         1,328          9,137
                       Peoplesoft, Inc.+...........................................         1,416         46,006
                       Rational Software Corp.+....................................           970         22,776
                       Siebel Systems, Inc.+.......................................         2,270         80,335
                       VERITAS Software Corp.+.....................................         1,919         81,653
                       Xilinx, Inc.+...............................................         1,559         67,583

                       Electronics -- 5.0%
                       Advanced Micro Devices, Inc.+...............................         1,658         26,611
                       Altera Corp. ...............................................         1,938         48,683
                       Analog Devices, Inc.+.......................................         1,792         78,490
                       Applied Materials, Inc.+....................................         3,961        172,898
                       Applied Micro Circuits Corp.+...............................         1,540         15,662
                       Broadcom Corp., Class A+....................................         1,279         54,319
                       Conexant Systems, Inc.+.....................................         1,272         16,587
                       Emerson Electric Co.........................................         2,125        123,122
                       Intel Corp. ................................................        32,974      1,155,409
                       Jabil Circuit, Inc.+........................................           995         23,084
                       KLA-Tencor Corp.+...........................................           877         50,235
                       Linear Technology Corp. ....................................         1,585         65,571
                       LSI Logic Corp.+............................................         1,825         30,258
                       Micron Technology, Inc.+....................................         2,972        100,305
                       Millipore Corp. ............................................           221         11,868
                       Molex, Inc..................................................           925         28,259
                       National Semiconductor Corp.+...............................           848         23,922
                       Novellus Systems, Inc.+.....................................           701         29,940
                       Nvidia Corp.+...............................................           680         44,703
                       PerkinElmer, Inc............................................           564         16,638

---------------------
    78


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       PMC-Sierra, Inc.+...........................................           840   $     20,051
                       QLogic Corp.+...............................................           470         22,997
                       Sanmina Corp.+..............................................         2,482         36,436
                       Solectron Corp.+............................................         4,056         47,536
                       Tektronix, Inc.+............................................           482         11,799
                       Teradyne, Inc.+.............................................           935         27,919
                       Texas Instruments, Inc. ....................................         8,478        264,598
                       Thomas & Betts Corp. .......................................           149          2,906
                       Vitesse Semiconductor Corp.+................................           882         11,157
                       Waters Corp.+...............................................           640         22,144

                       Internet Content -- 0.1%
                       Yahoo!, Inc.+...............................................         2,839         48,944

                       Internet Software -- 0.0%
                       Sapient Corp.+..............................................           628          3,454

                       Telecommunications -- 3.4%
                       ADC Telecommunications, Inc.+...............................         3,864         18,856
                       AT&T Corp. .................................................        17,332        306,777
                       AT&T Wireless Services, Inc.+...............................        12,487        143,601
                       Avaya, Inc.+................................................         1,362         11,713
                       CIENA Corp.+................................................         1,650         20,955
                       Citizens Communications Co.+................................         1,400         14,014
                       Corning, Inc. ..............................................         4,660         37,140
                       Lucent Technologies, Inc. ..................................        16,734        109,440
                       Nextel Communications, Inc., Class A+.......................         3,959         31,870
                       Nortel Networks Corp. ......................................        15,755        114,066
                       Qwest Communications International, Inc. ...................         8,429         88,505
                       Sprint Corp. -- PCS Group+..................................         4,763         78,018
                       Verizon Communications, Inc. ...............................        13,349        618,726
                       WorldCom, Inc.+.............................................        14,518        145,906
                                                                                                    -------------
                                                                                                      10,834,860
                                                                                                    -------------
                       MATERIALS -- 2.6%
                       Chemicals -- 1.2%
                       Air Products and Chemicals, Inc. ...........................         1,109         51,291
                       Ashland, Inc................................................           301         14,075
                       Dow Chemical Co.............................................         4,387        129,592
                       du Pont (E.I.) de Nemours & Co. ............................         5,068        223,853
                       Eastman Chemical Co.........................................           341         13,695
                       Engelhard Corp. ............................................           660         18,388
                       Great Lakes Chemical Corp. .................................           292          6,733
                       Hercules, Inc.+.............................................           550          5,170
                       PPG Industries, Inc. .......................................           783         38,046
                       Praxair, Inc. ..............................................           776         45,047
                       Rohm and Haas Co. ..........................................         1,104         40,605
                       Sigma-Aldrich Corp. ........................................           406         16,979

                       Forest Products -- 0.7%
                       Ball Corp. .................................................           114          8,972
                       Bemis Co., Inc. ............................................           225         11,349
                       Boise Cascade Corp. ........................................           327         11,641
                       Georgia-Pacific Group.......................................         1,100         27,500
                       International Paper Co. ....................................         2,348         98,099
                       Louisiana-Pacific Corp. ....................................           551          4,761
                       MeadWestvaco Corp. .........................................         1,081         34,880
                       Plum Creek Timber Co., Inc. ................................           900         27,180
                       Sealed Air Corp.+...........................................           440         18,269

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products (continued)
                       Temple-Inland, Inc. ........................................           212   $     11,736
                       Weyerhaeuser Co. ...........................................         1,015         59,195
                       Willamette Industries, Inc. ................................           553         30,664

                       Metals & Minerals -- 0.7%
                       Alcan, Inc. ................................................         1,582         61,477
                       Alcoa, Inc. ................................................         4,182        149,925
                       Allegheny Technologies, Inc. ...............................           448          7,231
                       Barrick Gold Corp. .........................................         2,590         44,522
                       Freeport-McMoRan Copper & Gold, Inc., Class B+..............           327          5,085
                       Inco Ltd.+..................................................           891         16,198
                       Newmont Mining Corp. .......................................         1,005         21,949
                       Nucor Corp. ................................................           342         20,452
                       Phelps Dodge Corp. .........................................           353         12,309
                       Placer Dome, Inc............................................         1,636         20,188
                       United States Steel Corp....................................           442          8,831
                       Vulcan Materials Co. .......................................           450         20,880
                       Worthington Industries, Inc. ...............................           444          6,562
                                                                                                    -------------
                                                                                                       1,343,329
                                                                                                    -------------
                       REAL ESTATE -- 0.2%
                       Real Estate Investment Trusts
                       Equity Office Properties Trust..............................         1,980         57,004
                       Equity Residential Properties Trust.........................         1,273         34,091
                                                                                                    -------------
                                                                                                          91,095
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 1.2%
                       U.S. Government & Agencies
                       Freddie Mac ................................................         3,395        227,873
                       Fannie Mae..................................................         4,933        399,326
                                                                                                    -------------
                                                                                                         627,199
                                                                                                    -------------
                       UTILITIES -- 4.9%
                       Electric Utilities -- 2.0%
                       AES Corp.+..................................................         2,617         35,460
                       Allegheny Energy, Inc. .....................................           581         19,121
                       Ameren Corp. ...............................................           664         28,466
                       American Electric Power Co., Inc. ..........................         1,552         64,780
                       American Power Conversion Corp.+............................           937         14,233
                       Calpine Corp.+..............................................         1,500         16,800
                       Cinergy Corp. ..............................................           776         25,065
                       CMS Energy Corp. ...........................................           656         14,976
                       Consolidated Edison, Inc....................................         1,081         44,310
                       Dominion Resources, Inc. ...................................         1,252         73,705
                       DTE Energy Co. .............................................           769         31,529
                       Duke Energy Corp. ..........................................         3,738        130,344
                       Edison International+.......................................         1,569         24,241
                       Entergy Corp................................................         1,103         45,422
                       Exelon Corp. ...............................................         1,623         79,917
                       FirstEnergy Corp. ..........................................         1,448         53,866
                       FPL Group, Inc. ............................................           856         45,890
                       Mirant Corp.+...............................................         1,886         18,879
                       Niagara Mohawk Holdings, Inc. ..............................           788         14,617
                       NiSource, Inc. .............................................           983         20,446
                       Pinnacle West Capital Corp. ................................           440         17,538
                       PPL Corp. ..................................................           675         22,748
                       Progress Energy, Inc. ......................................         1,105         48,289
                       Public Service Enterprise Group, Inc. ......................         1,008         42,417

---------------------
    80


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Southern Co. ...............................................         3,425   $     84,426
                       TECO Energy, Inc............................................           660         15,952

                       Gas & Pipeline Utilities -- 0.6%
                       Constellation Energy Group, Inc. ...........................           771         21,742
                       Dynegy, Inc., Class A.......................................         1,608         38,351
                       El Paso Corp. ..............................................         2,506         95,103
                       KeySpan Corp. ..............................................           723         23,396
                       Kinder Morgan, Inc. ........................................           500         25,850
                       NICOR, Inc. ................................................           222          9,022
                       Peoples Energy Corp. .......................................           118          4,330
                       PG&E Corp.+.................................................         1,944         41,796
                       Sempra Energy...............................................         1,014         24,285
                       The Williams Co., Inc.......................................         2,522         44,589

                       Telephone -- 2.3%
                       ALLTEL Corp. ...............................................         1,534         85,106
                       BellSouth Corp. ............................................         9,154        366,160
                       CenturyTel, Inc. ...........................................           666         20,499
                       SBC Communications, Inc. ...................................        16,375        613,244
                       Sprint Corp. ...............................................         4,340         76,818
                                                                                                    -------------
                                                                                                       2,523,728
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $59,773,835).......................                   50,577,604
                                                                                                    -------------

                       PREFERRED STOCK -- 0.0%
                       ------------------------------------------------------------------------------------------
                       FINANCE
                       Banks
                       Wachovia Corp.
                         (cost $0).................................................         1,668              0
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $59,773,835)..............                   50,577,604
                                                                                                    -------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.2%                                    AMOUNT
                       ------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS
                       United States Treasury Bills 1.65% due 3/7/02 @
                         (cost $74,883)............................................   $    75,000         74,883
                                                                                                    -------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.4%                                     AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at .85%, dated 01/31/02, to be repurchased
                         02/01/02 in the amount of $716,017 and collateralized by
                         $765,000 of U.S. Treasury Bonds, bearing interest at
                         5.25%, due 11/15/28 and having an approximate value of
                         $732,424 (cost $716,000)                                     $   716,000   $    716,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $60,564,718)                           99.9%                                       51,368,487
                       Other assets less liabilities --                0.1                                            65,425
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 51,433,912
                                                                     ======                                     ============

              -----------------------------
              +  Non-income producing securities

              #  Security represents an investment in an affiliated company
              ADR -- American Depository Receipt
              @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                       NUMBER OF                 EXPIRATION   VALUE AT      VALUE AS OF       UNREALIZED
                       CONTRACTS   DESCRIPTION      DATE     TRADE DATE   JANUARY 31, 2002   DEPRECIATION
                       ----------------------------------------------------------------------------------
                       12 Long    S&P 500 Index  March 2002   $683,420        $678,240         $(5,180)
                                                                                               =======

              See Notes to Financial Statements

---------------------
    82

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 93.3%                                            SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.5%
                       Automotive -- 0.7%
                       Harley-Davidson, Inc........................................       180,000   $    10,260,000

                       Housing -- 0.9%
                       Masco Corp..................................................       500,000        13,380,000

                       Retail -- 5.9%
                       Bed Bath & Beyond, Inc. +...................................       140,000         4,841,200
                       Home Depot, Inc.............................................       810,000        40,572,900
                       Kohl's Corp.+...............................................       290,000        19,224,100
                       Too, Inc.+..................................................             1                27
                       Walgreen's Co...............................................       600,000        21,768,000
                                                                                                    ---------------
                                                                                                        110,046,227
                                                                                                    ---------------
                       CONSUMER STAPLES -- 6.4%
                       Food, Beverage & Tobacco -- 4.4%
                       Anheuser-Busch Cos., Inc....................................       650,000        30,725,500
                       Philip Morris Co., Inc......................................       685,000        34,325,350

                       Household Products -- 2.0%
                       Avon Products, Inc..........................................       420,000        20,664,000
                       Estee Lauder Cos., Inc., Class A............................       250,000         8,075,000
                                                                                                    ---------------
                                                                                                         93,789,850
                                                                                                    ---------------
                       ENERGY -- 4.3%
                       Energy Services -- 0.3%
                       Transocean Sedco Forex, Inc.................................       125,000         3,830,000

                       Energy Sources -- 4.0%
                       Apache Corp.................................................       264,000        12,801,360
                       BP, PLC-ADR.................................................       625,400        29,218,688
                       Kerr-McGee Corp.............................................       320,000        16,944,000
                                                                                                    ---------------
                                                                                                         62,794,048
                                                                                                    ---------------
                       FINANCE -- 17.1%
                       Banks -- 5.7%
                       Bank of America Corp........................................       800,030        50,425,891
                       Bank One Corp...............................................       525,000        19,687,500
                       Key Corp....................................................       525,000        12,920,250

                       Financial Services -- 10.8%
                       Capital One Financial Corp..................................       190,000         9,532,300
                       Citigroup, Inc..............................................     1,591,578        75,440,797
                       Federal Home Loan Mortgage Corp.............................        90,000         6,040,800
                       Federal National Mortgage Association.......................       145,000        11,737,750
                       J.P. Morgan Chase & Co......................................       947,600        32,265,780
                       MBNA Corp...................................................       430,000        15,050,000
                       Merrill Lynch & Co., Inc....................................       150,000         7,647,000

                       Insurance -- 0.6%
                       PMI Group, Inc..............................................       130,000         9,171,500
                                                                                                    ---------------
                                                                                                        249,919,568
                                                                                                    ---------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       HEALTHCARE -- 16.1%
                       Drugs -- 7.4%
                       American Home Products Corp.................................       399,000   $    25,799,340
                       Pfizer, Inc.................................................     1,600,000        66,672,000
                       Schering-Plough Corp........................................       490,000        15,866,200

                       Health Services -- 4.6%
                       Cardinal Health, Inc........................................       150,000         9,886,500
                       Health Management Associates, Inc., Class A+................     1,000,000        19,430,000
                       Tenet Healthcare Corp.+.....................................       415,000        26,472,850
                       Wellpoint Health Networks, Inc.+............................        95,000        12,054,550

                       Medical Products -- 4.1%
                       Affymetrix, Inc.+...........................................       130,000         3,659,500
                       Applied Biasystems Group -- Applera Corp....................       150,000         3,349,500
                       Human Genome Sciences, Inc.+................................       310,000         8,720,300
                       Johnson & Johnson Co........................................       640,000        36,806,400
                       Medtronic, Inc..............................................       160,000         7,883,200
                                                                                                    ---------------
                                                                                                        236,600,340
                                                                                                    ---------------
                       INDUSTRIAL & COMMERCIAL -- 13.0%
                       Aerospace & Military Technology -- 1.7%
                       United Technologies Corp....................................       369,300        25,381,989

                       Business Services -- 3.3%
                       Cendant Corp.+..............................................       600,000        10,488,000
                       Concord EFS, Inc.+..........................................       680,000        19,822,000
                       Fiserv, Inc.+...............................................        90,000         3,819,600
                       Maxim Integrated Products, Inc.+............................       250,000        13,872,500

                       Electrical Equipment -- 1.4%
                       Danaher Corp................................................       320,000        20,396,800

                       Multi-Industry -- 4.8%
                       General Electric Co.........................................     1,900,000        70,585,000

                       Transportation -- 1.8%
                       Union Pacific Corp..........................................       425,001        26,371,312
                                                                                                    ---------------
                                                                                                        190,737,201
                                                                                                    ---------------
                       INFORMATION & ENTERTAINMENT -- 5.3%
                       Broadcasting & Media -- 2.4%
                       Comcast Corp., Class A+.....................................       470,000        16,699,100
                       Viacom, Inc., Class B+......................................       470,000        18,795,300

                       Leisure & Tourism -- 2.9%
                       Carnival Corp...............................................       420,000        11,356,800
                       Royal Caribbean Cruises, Ltd................................       540,000         9,752,400
                       Southwest Airlines Co.......................................       790,000        14,962,600
                       Viad Corp...................................................       270,000         6,652,800
                                                                                                    ---------------
                                                                                                         78,219,000
                                                                                                    ---------------
                       INFORMATION TECHNOLOGY -- 17.0%
                       Communication Equipment -- 1.0%
                       Intersil Holding Corp.+.....................................       280,000         8,321,600
                       Juniper Networks, Inc.+.....................................       440,000         6,740,800

                       Computers & Business Equipment -- 1.6%
                       Cisco Systems, Inc.+........................................     1,140,000        22,572,000

                       Computer Services -- 1.1%
                       Electronic Data Systems Corp................................       265,000        16,591,650

---------------------
    84


                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software -- 7.0%
                       BEA Systems, Inc.+..........................................       190,000   $     3,444,700
                       Mercury Interactive Corp. +.................................       241,200         9,189,720
                       Microsoft Corp.+............................................     1,150,000        73,266,500
                       Peoplesoft, Inc.+...........................................       310,000        10,071,900
                       VERITAS Software Corp.+.....................................       150,000         6,382,500

                       Electronics -- 5.0%
                       Altera Corp.................................................       522,800        13,132,736
                       Applied Materials, Inc. +...................................       110,000         4,801,500
                       Flextronics International, Ltd..+...........................       490,000        10,878,000
                       Micron Technology, Inc.+....................................       550,300        18,572,625
                       Sanmina Corp.+..............................................       440,000         6,459,200
                       Texas Instruments, Inc......................................       635,000        19,818,350

                       Telecommunications -- 1.3%
                       Lucent Technologies, Inc....................................     1,575,000        10,300,500
                       Sprint PCS Corp.+...........................................       490,000         8,026,200
                                                                                                    ---------------
                                                                                                        248,570,481
                                                                                                    ---------------
                       MATERIALS -- 3.7%
                       Chemicals -- 1.1%
                       du Pont (E.I.) de Nemours & Co..............................       350,000        15,459,500

                       Forest Products -- 0.5%
                       Smurfit Stone Container Corp.+..............................       500,000         7,905,000

                       Metals & Minerals -- 2.1%
                       American Standard Companies, Inc.+..........................       480,000        31,056,000
                                                                                                    ---------------
                                                                                                         54,420,500
                                                                                                    ---------------
                       UTILITIES -- 2.9%

                       Electric Utilities -- 2.1%
                       AES Corp.+..................................................       253,000         3,428,150
                       FPL Group, Inc..............................................       385,000        20,639,850
                       Pinnacle West Capital Corp..................................       170,500         6,796,130

                       Gas & Pipeline Utilities -- 0.8%
                       Dynegy, Inc., Class A.......................................       460,000        10,971,000
                                                                                                    ---------------
                                                                                                         41,835,130
                                                                                                    ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,235,828,186)...........                   1,366,932,345
                                                                                                    ---------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 6.3%                                    AMOUNT           VALUE
                       --------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 6.0%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         1.25% due 2/01/02@
                         (cost $87,575,000)........................................   $87,575,000   $    87,575,000

                       U.S. GOVERNMENT -- 0.3%
                       United States Treasury Bills
                         1.65% due 3/21/02@
                         (cost $4,390,320).........................................     4,400,000         4,390,320
                                                                                                    ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $91,965,320)..............                      91,965,320
                                                                                                    ---------------

                       TOTAL INVESTMENTS --
                         (cost $1,327,793,506)                       99.6%                                     $1,458,897,665
                       Other assets less liabilities --               0.4                                           6,279,732
                                                                    ------                                     --------------
                       NET ASSETS --                                100.0%                                     $1,465,177,397
                                                                    ======                                     ==============

              -----------------------------

                        +   Non-income producing securities
                       ADR -- American Depository Receipt
                        @   The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS

                       ----------------------------------------------------------------------------------------
                       NUMBER OF                    EXPIRATION     VALUE AT       VALUE AS OF       UNREALIZED
                       CONTRACTS    DESCRIPTION        DATE       TRADE DATE    JANUARY 31, 2002   DEPRECIATION
                       ----------------------------------------------------------------------------------------
                       265 Long    S&P 500 Index    March 2002    $76,283,125     $74,589,000       $(404,125)

              See Notes to Financial Statements

---------------------
    86

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 94.9%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.7%
                       Apparel & Textiles -- 1.2%
                       Liz Claiborne, Inc. ........................................    119,900    $   3,281,663

                       Automotive -- 2.7%
                       Ford Motor Co. .............................................    111,389        1,704,252
                       General Motors Corp.........................................     56,836        2,906,593
                       TRW, Inc. ..................................................     67,600        2,864,212

                       Retail -- 2.8%
                       Federated Department Stores, Inc.+..........................     72,500        3,017,450
                       Lowe's Cos., Inc. ..........................................     32,500        1,497,275
                       Toys 'R' Us, Inc.+..........................................    171,500        3,354,540
                                                                                                  -------------
                                                                                                     18,625,985
                                                                                                  -------------
                       CONSUMER STAPLES -- 6.1%
                       Food, Beverage & Tobacco -- 5.0%
                       Anheuser-Busch Cos., Inc. ..................................     65,000        3,072,550
                       Philip Morris Co., Inc. ....................................    123,400        6,183,574
                       UST, Inc....................................................    132,300        4,623,885

                       Household Products -- 1.1%
                       Kimberly-Clark Corp. .......................................     50,600        3,051,180
                                                                                                  -------------
                                                                                                     16,931,189
                                                                                                  -------------
                       ENERGY -- 10.8%
                       Energy Services -- 3.1%
                       Diamond Offshore Drilling, Inc..............................     80,000        2,302,400
                       Marathon Oil Corp. .........................................    149,200        4,185,060
                       Reliant Energy, Inc. .......................................     87,500        2,194,500

                       Energy Sources -- 7.7%
                       BP, PLC -- ADR..............................................     81,100        3,788,992
                       ChevronTexaco Corp. ........................................     50,200        4,206,760
                       Exxon Mobil Corp. ..........................................    103,300        4,033,865
                       Phillips Petroleum Co. .....................................     46,000        2,689,620
                       Sunoco, Inc. ...............................................     80,200        3,092,512
                       Unocal Corp. ...............................................     99,700        3,484,515
                                                                                                  -------------
                                                                                                     29,978,224
                                                                                                  -------------
                       FINANCE -- 20.9%
                       Banks -- 1.9%
                       Bank of America Corp. ......................................     84,100        5,300,823

                       Financial Services -- 11.5%
                       Bear Stearns Cos., Inc. ....................................     72,500        4,215,875
                       Citigroup, Inc. ............................................     84,800        4,019,520
                       Countrywide Credit Industries, Inc. ........................     45,500        1,808,625
                       MBIA, Inc. .................................................     80,000        4,310,400
                       Morgan Stanley, Dean Witter & Co. ..........................     77,000        4,235,000
                       PNC Financial Services Group................................     74,000        4,273,500
                       Wachovia Corp. .............................................    114,300        3,800,475
                       Washington Mutual, Inc. ....................................    151,500        5,199,480

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 7.5%
                       Allstate Corp. .............................................    126,000    $   4,064,760
                       CIGNA Corp. ................................................     38,100        3,505,200
                       Lincoln National Corp. .....................................     85,700        4,413,550
                       Loews Corp. ................................................     87,500        5,289,375
                       Marsh & McLennan Cos., Inc. ................................     33,100        3,371,235
                       Principal Financial Group+..................................     13,300          338,485
                                                                                                  -------------
                                                                                                     58,146,303
                                                                                                  -------------
                       HEALTHCARE -- 9.7%
                       Drugs -- 4.5%
                       Bristol-Myers Squibb Co. ...................................     80,300        3,643,211
                       Pfizer, Inc.................................................     98,400        4,100,328
                       Pharmacia Corp. ............................................     75,896        3,073,788
                       Schering-Plough Corp. ......................................     52,600        1,703,188

                       Health Services -- 3.1%
                       Healthsouth Corp.+..........................................    382,100        4,470,570
                       UnitedHealth Group, Inc. ...................................     56,300        4,185,905

                       Medical Products -- 2.1%
                       Abbott Laboratories, Inc. ..................................     45,600        2,631,120
                       Baxter International, Inc. .................................     53,700        2,998,071
                                                                                                  -------------
                                                                                                     26,806,181
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 16.7%
                       Aerospace & Military Technology -- 1.7%
                       General Dynamics Corp. .....................................     34,000        3,045,040
                       Northrop Grumman Corp. .....................................     15,500        1,729,955

                       Business Services -- 10.0%
                       Cendant Corp.+..............................................    403,870        7,059,647
                       First Data Corp. ...........................................     87,400        7,230,602
                       H&R Block, Inc. ............................................    145,100        6,712,326
                       Johnson Controls, Inc. .....................................     37,000        3,110,220
                       Waste Management, Inc. .....................................    124,800        3,596,736

                       Machinery -- 1.1%
                       Ingersoll Rand Co., Ltd. ...................................     66,000        2,919,180

                       Multi-Industry -- 3.9%
                       Sara Lee Corp...............................................    164,000        3,468,600
                       Textron, Inc. ..............................................     51,600        2,364,828
                       Tyco International, Ltd. ...................................    144,000        5,061,600
                                                                                                  -------------
                                                                                                     46,298,734
                                                                                                  -------------
                       INFORMATION & ENTERTAINMENT -- 1.6%
                       Broadcasting & Media
                       Charter Communications, Inc., Class A+......................    163,600        2,015,552
                       Viacom, Inc., Class B+......................................     62,933        2,516,691
                                                                                                  -------------
                                                                                                      4,532,243
                                                                                                  -------------
                       INFORMATION TECHNOLOGY -- 13.4%
                       Communication Equipment -- 0.6%
                       Motorola, Inc. .............................................    137,200        1,826,132

                       Computers & Business Equipment -- 5.8%
                       Compaq Computer Corp. ......................................    186,400        2,302,040
                       Hewlett-Packard Co. ........................................    126,400        2,794,704
                       International Business Machines Corp........................     42,600        4,596,114

---------------------
    88


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment (continued)
                       Lexmark International, Inc., Class A+.......................     51,500    $   2,860,825
                       Storage Technology Corp.+...................................    145,200        3,553,044

                       Computer Services -- 2.5%
                       Computer Sciences Corp.+....................................     48,100        2,140,450
                       Electronic Data Systems Corp. ..............................     76,500        4,789,665

                       Computer Software -- 1.5%
                       Computer Associates International, Inc. ....................    101,000        3,480,460
                       Novell, Inc.+...............................................    116,800          610,864

                       Telecommunications -- 3.0%
                       AT&T Corp. .................................................     64,750        1,146,075
                       Lucent Technologies, Inc. ..................................    232,600        1,521,204
                       Verizon Communications, Inc. ...............................    122,256        5,666,565
                                                                                                  -------------
                                                                                                     37,288,142
                                                                                                  -------------
                       MATERIALS -- 2.2%
                       Chemicals -- 1.7%
                       Air Products and Chemicals, Inc. ...........................     31,800        1,470,750
                       du Pont (E.I.) de Nemours & Co. ............................     73,000        3,224,410

                       Metals & Minerals -- 0.5%
                       Alcoa, Inc. ................................................     37,600        1,347,960
                                                                                                  -------------
                                                                                                      6,043,120
                                                                                                  -------------
                       UTILITIES -- 6.8%
                       Electric Utilities -- 3.6%
                       Cinergy Corp. ..............................................     62,000        2,002,600
                       Entergy Corp................................................    111,200        4,579,216
                       FPL Group, Inc. ............................................     62,300        3,339,903

                       Telephone -- 3.2%
                       BellSouth Corp. ............................................     75,000        3,000,000
                       SBC Communications, Inc. ...................................     97,500        3,651,375
                       Sprint Corp. ...............................................    123,700        2,189,490
                                                                                                  -------------
                                                                                                     18,762,584
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $258,418,101)......................                 263,412,705
                                                                                                  -------------

                       PREFERRED STOCK -- 4.1%
                       ----------------------------------------------------------------------------------------
                       FINANCE -- 1.0%
                       Insurance
                       Metlife Capital Trust I 8.00%...............................     29,300        2,793,755
                                                                                                  -------------

                       INDUSTRIAL & COMMERCIAL -- 1.9%
                       Aerospace & Military Technology -- 0.8%
                       Northrop Grumman Corp. 7.25% ...............................     18,600        2,239,440

                       Transportation -- 1.1%
                       Union Pacific Capital Trust 6.25%...........................     58,500        2,932,313
                                                                                                  -------------
                                                                                                      5,171,753
                                                                                                  -------------

                                                           ---------------------


                                       PREFERRED STOCK (CONTINUED)                     SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.2%
                       Broadcasting & Media
                       News Corp., Ltd. -- ADR.....................................    140,800    $   3,313,024
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $9,944,074).....................                  11,278,532
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $268,362,175).............                 274,691,237
                                                                                                  -------------

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 0.0%                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co.
                         0.85% due 2/01/02 (cost $87,000)..........................    $87,000    $      87,000
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $268,449,175)                          99.0%                                       274,778,237
                       Other assets less liabilities --                1.0                                          2,777,813
                                                                     ------                                     -------------
                       NET ASSETS --                                 100.0%                                     $ 277,556,050
                                                                     ======                                     =============


---------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------
    90

---------------------

    SUNAMERICA SERIES TRUST
    DAVIS VENTURE VALUE
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 92.4%                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.5%
                       Housing -- 2.8%
                       Masco Corp. ................................................     2,486,900    $   66,549,444
                       Retail -- 5.7%
                       Costco Wholesale Corp.+.....................................     1,838,600        84,575,600
                       J.C. Penney, Inc. ..........................................       213,300         5,304,771
                       RadioShack Corp. ...........................................       624,100        19,671,632
                       Safeway, Inc.+..............................................       605,800        24,504,610
                                                                                                     ---------------
                                                                                                        200,606,057
                                                                                                     ---------------
                       CONSUMER STAPLES -- 6.1%
                       Food, Beverage & Tobacco
                       Hershey Foods Corp. ........................................       141,800         9,978,466
                       Kraft Foods Inc., Class A...................................       508,300        18,837,598
                       Philip Morris Co., Inc. ....................................     2,275,200       114,010,272
                                                                                                     ---------------
                                                                                                        142,826,336
                                                                                                     ---------------
                       ENERGY -- 4.5%
                       Energy Sources
                       Conoco, Inc. ...............................................       175,000         4,928,000
                       Devon Energy Corp. .........................................       829,826        30,886,124
                       EOG Resources, Inc. ........................................       623,600        21,196,164
                       Phillips Petroleum Co. .....................................       832,900        48,699,663
                                                                                                     ---------------
                                                                                                        105,709,951
                                                                                                     ---------------
                       FINANCE -- 36.3%
                       Banks -- 6.3%
                       Bank One Corp. .............................................       879,800        32,992,500
                       Lloyds TSB Group PLC........................................       644,500        28,003,525
                       Wells Fargo & Co. ..........................................     1,881,800        87,296,702

                       Financial Services -- 21.6%
                       American Express Co. .......................................     4,216,400       151,157,940
                       Citigroup, Inc. ............................................     1,956,961        92,759,951
                       Dun & Bradstreet Corp.+.....................................       612,000        21,052,800
                       Golden West Financial Corp. ................................       834,700        53,137,002
                       Household International, Inc. ..............................     1,963,000       100,584,120
                       Moody's Corp. ..............................................       616,700        23,138,584
                       Morgan Stanley, Dean Witter & Co. ..........................       696,450        38,304,750
                       Providian Financial Corp....................................       813,000         3,130,050
                       State Street Corp...........................................       181,500         9,761,070
                       Stilwell Financial, Inc.....................................       639,700        16,280,365

                       Insurance -- 8.4%
                       American International Group, Inc.#.........................       137,437        10,190,954
                       Aon Corp. ..................................................       890,300        29,646,990
                       Chubb Corp. ................................................       183,100        12,240,235
                       Everest Re Group, Ltd. .....................................        71,300         4,898,310
                       Loews Corp. ................................................       548,900        33,181,005
                       Markel Corp.+...............................................         9,500         1,832,550
                       Principal Financial Group+..................................        44,200         1,124,890

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Progressive Corp............................................       244,200    $   36,104,970
                       Sun Life Financial Services of Canada, Inc. ................       170,400         3,317,688
                       TransAtlantic Holdings, Inc.#...............................       643,800        57,620,100
                       UnumProvident Corp..........................................       296,870         8,401,421
                                                                                                     ---------------
                                                                                                        856,158,472
                                                                                                     ---------------
                       HEALTHCARE -- 6.6%
                       Drugs
                       Bristol-Myers Squibb Co. ...................................       251,200        11,396,944
                       Eli Lilly & Co. ............................................       596,400        44,789,640
                       Merck & Co., Inc. ..........................................     1,489,400        88,142,692
                       Pharmacia Corp. ............................................       266,500        10,793,250
                                                                                                     ---------------
                                                                                                        155,122,526
                                                                                                     ---------------
                       INDUSTRIAL & COMMERCIAL -- 14.1%
                       Business Services -- 4.3%
                       Agilent Technologies, Inc.+.................................       445,299        13,514,825
                       First Data Corp. ...........................................        61,900         5,120,987
                       United Parcel Service, Inc., Class B........................     1,268,200        72,896,136
                       WPP Group PLC -- ADR........................................       194,400         9,700,560

                       Machinery -- 1.1%
                       Dover Corp. ................................................       666,200        25,442,178

                       Multi-Industry -- 8.7%
                       Berkshire Hathaway, Inc., Class A+..........................           977        72,200,300
                       Berkshire Hathaway, Inc., Class B+..........................            30            73,590
                       Minnesota Mining & Manufacturing Co.........................       369,200        40,907,360
                       Tyco International, Ltd. ...................................     2,630,942        92,477,611
                                                                                                     ---------------
                                                                                                        332,333,547
                                                                                                     ---------------
                       INFORMATION & ENTERTAINMENT -- 3.4%
                       Broadcasting & Media -- 0.6%
                       Gannett Co., Inc. ..........................................       196,200        13,233,690
                       Entertainment Products -- 0.4%
                       Eastman Kodak Co. ..........................................       369,300        10,488,120
                       Leisure & Tourism -- 2.4%
                       Marriott International, Inc., Class A.......................       491,500        20,043,370
                       McDonald's Corp. ...........................................     1,375,200        37,377,936
                                                                                                     ---------------
                                                                                                         81,143,116
                                                                                                     ---------------
                       INFORMATION TECHNOLOGY -- 7.0%
                       Communication Equipment -- 1.8%
                       Tellabs, Inc.+..............................................     2,768,500        42,801,010

                       Computers & Business Equipment -- 3.3%
                       Hewlett-Packard Co. ........................................     1,328,100        29,364,291
                       Lexmark International, Inc., Class A+.......................       890,400        49,461,720

                       Computer Software -- 0.6%
                       BMC Software, Inc.+.........................................       644,300        11,384,781
                       Novell, Inc.+...............................................       373,000         1,950,790

                       Electronics -- 1.0%
                       Agere Systems, Inc., Class A+...............................     4,813,600        24,645,632

---------------------
    92


                       COMMON STOCK (CONTINUED)                                         SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 0.3%
                       Loral Space & Communications+...............................       402,400    $      941,616
                       Lucent Technologies, Inc. ..................................       812,700         5,315,058
                                                                                                     ---------------
                                                                                                        165,864,898
                                                                                                     ---------------
                       MATERIALS -- 4.0%
                       Forest Products -- 2.1%
                       Sealed Air Corp.+...........................................     1,208,500        50,176,920

                       Metals & Minerals -- 1.9%
                       Martin Marietta Materials, Inc. ............................       504,800        20,580,696
                       Vulcan Materials Co. .......................................       505,500        23,455,200
                                                                                                     ---------------
                                                                                                         94,212,816
                                                                                                     ---------------
                       REAL ESTATE -- 0.6%
                       Real Estate Investment Trusts
                       CenterPoint Properties Corp. ...............................        46,100         2,282,872
                       General Growth Properties, Inc. ............................       263,000        10,651,500
                                                                                                     ---------------
                                                                                                         12,934,372
                                                                                                     ---------------
                       UTILITIES -- 1.3%
                       Gas & Pipeline Utilities
                       Kinder Morgan, Inc. ........................................       574,700        29,711,990
                                                                                                     ---------------
                       TOTAL COMMON STOCK (cost $2,081,122,317)....................                   2,176,624,081
                                                                                                     ---------------

                                         PREFERRED STOCK -- 0.3%
                       ---------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts
                       General Growth Properties, Inc. 7.25% (cost $6,651,303).....       280,400         7,472,660
                                                                                                     ---------------
                       TOTAL INVESTMENT SECURITIES (cost $2,087,773,620)...........                   2,184,096,741
                                                                                                     ---------------


                                                           ---------------------

                                                                                       PRINCIPAL
                                       REPURCHASE AGREEMENT -- 7.6%                     AMOUNT            VALUE
                       ---------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.86%, dated 01/31/02, to be repurchased
                         02/01/02 in the amount of $179,071,252(1) (cost
                         $179,062,000).............................................   $179,062,000   $  179,062,000
                                                                                                     ---------------

                       TOTAL INVESTMENTS --
                         (cost $2,266,835,620)                       100.3%                                    2,363,158,741
                       Liabilities in excess of other assets --       (0.3)                                       (6,282,686)
                                                                     ------                                  ---------------
                       NET ASSETS --                                 100.0%                                  $ 2,356,876,055
                                                                     ======                                  ===============

              (1) Collateral for State Street Bank & Trust Co. Repurchase Agreement

                                            NAME                            PAR      INTEREST   MATURITY DATE   APPROXIMATE VALUE
                       ----------------------------------------------------------------------------------------------------------
                       Federal National Mortgage Association Notes....  $50,450,000  6.50%       03/01/2031       $ 49,441,000
                       Federal Home Loan Mortgage Corp. Notes.........   50,450,000   7.00       09/01/2031         49,441,000
                       Federal National Mortgage Association Notes....   25,225,000   7.00       10/01/2014         24,720,500
                       Federal National Mortgage Association Notes....   50,450,000   5.50       01/01/2012         49,441,000
                       Federal Home Loan Mortgage Corp. Notes.........   11,630,000   4.98       12/01/2034         11,397,400
                                                                                                                  ------------
                                                                                                                   184,440,900
                                                                                                                  ------------

              -----------------------------

               + Non-income producing securities
              # Security represents an investment in an affiliated company ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------
    94

---------------------

    SUNAMERICA SERIES TRUST
    "DOGS" OF WALL STREET
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 98.3%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 12.8%
                       Automotive -- 6.6%
                       General Motors Corp.........................................     77,781    $  3,977,721
                       Genuine Parts Co. ..........................................    103,737       3,684,738

                       Retail -- 6.2%
                       Albertson's, Inc. ..........................................    118,464       3,405,840
                       May Department Stores Co....................................    101,875       3,749,000
                                                                                                  -------------
                                                                                                    14,817,299
                                                                                                  -------------
                       CONSUMER STAPLES -- 27.0%
                       Food, Beverage & Tobacco -- 13.7%
                       Brown-Forman Corp., Class B.................................     60,832       3,984,496
                       ConAgra, Inc. ..............................................    159,209       3,948,383
                       Philip Morris Co., Inc. ....................................     82,700       4,144,097
                       UST, Inc....................................................    108,996       3,809,410

                       Household Products -- 13.3%
                       Clorox Co. .................................................     96,088       3,918,469
                       Newell Rubbermaid, Inc. ....................................    136,775       3,776,358
                       Sherwin Williams Co. .......................................    136,091       3,772,442
                       Procter & Gamble Co. .......................................     47,856       3,908,878
                                                                                                  -------------
                                                                                                    31,262,533
                                                                                                  -------------
                       ENERGY -- 3.2%
                       Energy Sources
                       Exxon Mobil Corp. ..........................................     95,652       3,735,211
                                                                                                  -------------

                       FINANCE -- 3.1%
                       Financial Services
                       J.P. Morgan Chase & Co......................................    104,106       3,544,809
                                                                                                  -------------

                       HEALTHCARE -- 6.1%
                       Drugs
                       Bristol-Myers Squibb Co. ...................................     73,456       3,332,699
                       Merck & Co., Inc. ..........................................     63,929       3,783,318
                                                                                                  -------------
                                                                                                     7,116,017
                                                                                                  -------------
                       INDUSTRIAL & COMMERCIAL -- 9.7%
                       Machinery -- 3.1%
                       Caterpillar, Inc. ..........................................     71,536       3,596,830

                       Multi-Industry -- 6.6%
                       Minnesota Mining & Manufacturing Co.........................     31,728       3,515,462
                       Textron, Inc. ..............................................     89,742       4,112,876
                                                                                                  -------------
                                                                                                    11,225,168
                                                                                                  -------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                      SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.1%
                       Entertainment Products
                       Eastman Kodak Co. ..........................................    124,838    $  3,545,399
                                                                                                  -------------

                       INFORMATION TECHNOLOGY -- 10.4%
                       Computers & Business Equipment -- 7.1%
                       Avery Dennison Corp. .......................................     67,706       4,028,507
                       Pitney Bowes, Inc. .........................................    100,930       4,220,893

                       Electronics -- 3.3%
                       Emerson Electric Co.........................................     66,174       3,834,121
                                                                                                  -------------
                                                                                                    12,083,521
                                                                                                  -------------
                       MATERIALS -- 16.8%
                       Chemicals -- 10.0%
                       du Pont (E.I.) de Nemours & Co. ............................     89,238       3,941,642
                       PPG Industries, Inc. .......................................     74,419       3,616,019
                       Rohm and Haas Co. ..........................................    109,593       4,030,831

                       Forest Products -- 6.8%
                       Bemis Co., Inc. ............................................     76,900       3,878,836
                       International Paper Co. ....................................     93,559       3,908,895
                                                                                                  -------------
                                                                                                    19,376,223
                                                                                                  -------------
                       UTILITIES -- 6.1%
                       Telephone
                       ALLTEL Corp. ...............................................     61,242       3,397,706
                       SBC Communications, Inc. ...................................     96,356       3,608,533
                                                                                                  -------------
                                                                                                     7,006,239
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $114,295,989).............                113,712,419
                                                                                                  -------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.9%                                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $970,000)..........................   $970,000          970,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $115,265,989)                            99.2%                                    114,682,419
                       Other assets less liabilities --                  0.8                                         954,853
                                                                       ------                                  -------------
                       NET ASSETS --                                   100.0%                                  $ 115,637,272
                                                                       ======                                  =============

              -----------------------------
              See Notes to Financial Statements

---------------------
    96

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 99.4%                                            SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 15.6%
                       Automotive -- 1.5%
                       Harley-Davidson, Inc. ......................................      520,300   $    29,657,100

                       Retail -- 14.1%
                       Home Depot, Inc. ...........................................    1,452,000        72,730,680
                       Kohl's Corp.+...............................................    1,535,800       101,808,182
                       Target Corp. ...............................................      672,300        29,856,843
                       Wal-Mart Stores, Inc. ......................................      469,700        28,172,606
                       Walgreen Co.................................................    1,151,400        41,772,792
                                                                                                   ---------------
                                                                                                       303,998,203
                                                                                                   ---------------
                       CONSUMER STAPLES -- 1.1%
                       Household Products
                       Colgate-Palmolive Co........................................      394,000        22,517,100
                                                                                                   ---------------
                       FINANCE -- 17.0%
                       Financial Services
                       Citigroup, Inc. ............................................    2,190,909       103,849,087
                       Goldman Sachs Group, Inc. ..................................      257,000        22,353,860
                       Household International, Inc. ..............................      874,700        44,819,628
                       MBNA Corp. .................................................    3,305,700       115,699,500
                       Merrill Lynch & Co., Inc....................................      621,800        31,699,364
                       Morgan Stanley, Dean Witter & Co. ..........................      246,100        13,535,500
                                                                                                   ---------------
                                                                                                       331,956,939
                                                                                                   ---------------
                       HEALTHCARE -- 19.6%
                       Drugs -- 6.3%
                       American Home Products Corp. ...............................      197,300        12,757,418
                       Pfizer, Inc.................................................    2,589,216       107,892,631
                       Schering-Plough Corp. ......................................       78,700         2,548,306

                       Health Services -- 8.1%
                       Cardinal Health, Inc. ......................................      741,100        48,845,901
                       Tenet Healthcare Corp.+.....................................      624,400        39,830,476
                       UnitedHealth Group, Inc. ...................................      841,200        62,543,220
                       Wellpoint Health Networks, Inc.+............................       50,800         6,446,012

                       Medical Products -- 5.2%
                       Baxter International, Inc. .................................      599,600        33,475,668
                       Johnson & Johnson Co. ......................................      823,500        47,359,485
                       Medtronic, Inc. ............................................      397,600        19,589,752
                                                                                                   ---------------
                                                                                                       381,288,869
                                                                                                   ---------------
                       INDUSTRIAL & COMMERCIAL -- 9.8%
                       Business Services -- 1.9%
                       Concord EFS, Inc.+..........................................      100,400         2,926,660
                       First Data Corp. ...........................................      295,300        24,430,169
                       Maxim Integrated Products, Inc.+............................      157,500         8,739,675

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry -- 7.9%
                       General Electric Co. .......................................    2,284,800   $    84,880,320
                       Tyco International, Ltd. ...................................    1,971,207        69,287,926
                                                                                                   ---------------
                                                                                                       190,264,750
                                                                                                   ---------------
                       INFORMATION & ENTERTAINMENT -- 5.9%
                       Broadcasting & Media
                       AOL Time Warner, Inc.+......................................    1,903,700        50,086,347
                       Clear Channel Communications, Inc.+.........................      276,700        12,739,268
                       Liberty Media Corp.+........................................    1,093,800        14,219,400
                       Viacom, Inc., Class B+......................................      973,958        38,948,580
                                                                                                   ---------------
                                                                                                       115,993,595
                                                                                                   ---------------
                       INFORMATION TECHNOLOGY -- 25.4%
                       Communication Equipment -- 4.5%
                       Nokia Corp. -- ADR..........................................    3,727,660        87,413,627

                       Computers & Business Equipment -- 5.6%
                       Cisco Systems, Inc.+........................................    2,615,700        51,790,860
                       Dell Computer Corp.+........................................      890,200        24,471,598
                       International Business Machines Corp........................      290,800        31,374,412
                       Sun Microsystems, Inc.+.....................................      129,500         1,393,420

                       Computer Services -- 4.3%
                       Electronic Data Systems Corp. ..............................    1,352,900        84,705,069

                       Computer Software -- 5.4%
                       Microsoft Corp.+............................................    1,446,100        92,131,031
                       Peoplesoft, Inc.+...........................................       99,220         3,223,658
                       VERITAS Software Corp.+.....................................      230,500         9,807,775

                       Electronics -- 3.0%
                       Intel Corp. ................................................    1,383,900        48,491,856
                       Texas Instruments, Inc. ....................................      295,300         9,216,313

                       Telecommunications -- 2.6%
                       AT&T Wireless Services, Inc.+...............................    2,628,500        30,227,750
                       Sprint Corp. -- PCS Group+..................................    1,220,600        19,993,428
                                                                                                   ---------------
                                                                                                       494,240,797
                                                                                                   ---------------
                       U.S. GOVERNMENT & AGENCIES -- 5.0%
                       U.S. Government & Agencies
                       Federal Home Loan Mortgage Corp. ...........................    1,013,200        68,005,984
                       Fannie Mae..................................................      361,300        29,247,235
                                                                                                   ---------------
                                                                                                        97,253,219
                                                                                                   ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,959,661,113)...........                  1,937,513,472
                                                                                                   ---------------

                       TOTAL INVESTMENTS --
                         (cost $1,959,661,113)                      99.4%                                       1,937,513,472
                       Other assets less liabilities --              0.6                                           11,519,706
                                                                   ------                                     ---------------
                       NET ASSETS --                               100.0%                                     $ 1,949,033,178
                                                                   ======                                     ===============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------
    98

---------------------

    SUNAMERICA SERIES TRUST
    GOLDMAN SACHS RESEARCH
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 99.5%                        SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 7.6%
                       Retail
                       Kohl's Corp.+...............................................     17,300   $ 1,146,817
                       Wal-Mart Stores, Inc........................................     19,200     1,151,616
                                                                                                 ------------
                                                                                                   2,298,433
                                                                                                 ------------

                       CONSUMER STAPLES -- 3.8%
                       Food, Beverage & Tobacco
                       Coca-Cola Co................................................     26,200     1,146,250
                                                                                                 ------------

                       ENERGY -- 3.8%
                       Energy Sources
                       ChevronTexaco Corp..........................................     13,800     1,156,440
                                                                                                 ------------

                       FINANCE -- 15.5%
                       Banks -- 3.9%
                       U.S. Bancorp................................................     56,419     1,174,643

                       Financial Services -- 11.6%
                       Citigroup, Inc..............................................     24,146     1,144,520
                       Household International, Inc................................     23,154     1,186,411
                       MBNA Corp...................................................     34,238     1,198,330
                                                                                                 ------------
                                                                                                   4,703,904
                                                                                                 ------------
                       HEALTHCARE -- 11.4%
                       Drugs -- 3.8%
                       Merck & Co., Inc............................................     19,527     1,155,608

                       Health Services -- 3.8%
                       Cardinal Health, Inc........................................     17,500     1,153,425

                       Medical Products -- 3.8%
                       Amgen, Inc.+................................................     20,800     1,154,400
                                                                                                 ------------
                                                                                                   3,463,433
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 7.5%
                       Multi-Industry
                       General Electric Co. .......................................     31,117     1,155,997
                       Tyco International, Ltd.....................................     32,055     1,126,733
                                                                                                 ------------
                                                                                                   2,282,730
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 7.6%
                       Broadcasting & Media
                       AOL Time Warner, Inc.+......................................     43,458     1,143,380
                       Viacom, Inc., Class B+......................................     29,071     1,162,549
                                                                                                 ------------
                                                                                                   2,305,929
                                                                                                 ------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                      SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 27.0%
                       Computers & Business Equipment -- 11.3%
                       Dell Computer Corp.+........................................     41,600   $ 1,143,584
                       International Business Machines Corp. ......................     10,900     1,176,001
                       Sun Microsystems, Inc.+.....................................    105,600     1,136,256

                       Computer Services -- 3.9%
                       Electronic Data Systems Corp. ..............................     19,200     1,202,112

                       Computer Software -- 8.0%
                       Automatic Data Processing, Inc. ............................     21,227     1,146,258
                       Check Point Software Technologies, Ltd.+....................     34,900     1,273,850

                       Telecommunications -- 3.8%
                       Amdocs, Ltd.+...............................................     31,611     1,145,899
                                                                                                 ------------
                                                                                                   8,223,960
                                                                                                 ------------
                       MATERIALS -- 3.9%
                       Metals & Minerals
                       Alcoa, Inc. ................................................     33,500     1,200,975
                                                                                                 ------------
                       U.S. GOVERNMENT & AGENCIES 3.7%
                       U.S. Government & Agencies
                       Freddie Mac.................................................     16,987     1,140,168
                                                                                                 ------------
                       UTILITIES -- 7.7%
                       Electric Utilities -- 3.8%
                       Calpine Corp.+..............................................    103,784     1,162,381

                       Gas & Pipeline Utilities -- 3.9%
                       Kinder Morgan, Inc. ........................................     22,843     1,180,983
                                                                                                 ------------
                                                                                                   2,343,364
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $32,496,625)..............               30,265,586
                                                                                                 ------------

                       TOTAL INVESTMENTS -- (cost $32,496,625)        99.5%                                       30,265,586
                       Other assets less liabilities --                0.5                                           164,675
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 30,430,261
                                                                     ======                                     ============

              -----------------------------

               + Non-income producing securities

                                                          OPEN FUTURES CONTRACTS
                       --------------------------------------------------------------------------------------------
                       NUMBER OF                                        VALUE AT     VALUE AS OF      UNREALIZED
                       CONTRACTS   DESCRIPTION                        TRADE DATE   JANUARY 31, 2002   DEPRECIATION
                                                         EXPIRATION
                                                            DATE
                       --------------------------------------------------------------------------------------------
                       12 Long     S&P Emini 500 Index   March 2002   $  678,750      $  678,047          $(703)
                                                                                                          =====

              See Notes to Financial Statements

---------------------
    100

---------------------

    SUNAMERICA SERIES TRUST
    MFS GROWTH AND INCOME
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 95.1%                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.9%
                       Apparel & Textiles -- 0.2%
                       Nike, Inc., Class B.........................................        11,500    $     688,965

                       Automotive -- 0.1%
                       Ford Motor Co. .............................................        25,300          387,090

                       Retail -- 6.6%
                       Costco Wholesale Corp.+.....................................        29,000        1,334,000
                       Family Dollar Stores, Inc. .................................        12,100          408,133
                       Home Depot, Inc. ...........................................        12,430          622,618
                       Kroger Co.+.................................................       104,040        2,143,224
                       Lowe's Cos., Inc. ..........................................        32,400        1,492,668
                       Safeway, Inc.+..............................................        75,960        3,072,582
                       Sears, Roebuck & Co. .......................................        53,100        2,805,804
                       Target Corp. ...............................................        57,800        2,566,898
                       Wal-Mart Stores, Inc. ......................................       107,460        6,445,451
                       Walgreen Co.................................................        18,500          671,180
                                                                                                     -------------
                                                                                                        22,638,613
                                                                                                     -------------
                       CONSUMER STAPLES -- 7.5%
                       Food, Beverage & Tobacco -- 5.2%
                       Anheuser-Busch Cos., Inc. ..................................        65,920        3,116,038
                       Coca-Cola Co. ..............................................         9,280          406,000
                       Diageo, PLC.................................................       155,726        1,811,982
                       Kellogg Co. ................................................         4,500          138,870
                       Kraft Foods Inc., Class A...................................        10,500          389,130
                       Nestle SA+..................................................         5,399        1,165,297
                       PepsiCo, Inc. ..............................................        76,412        3,827,477
                       Philip Morris Co., Inc. ....................................       113,590        5,691,995
                       SYSCO Corp..................................................        19,230          569,593

                       Household Products -- 2.3%
                       Estee Lauder Cos., Inc., Class A............................        12,400          400,520
                       Gillette Co. ...............................................        73,440        2,445,552
                       Kimberly-Clark Corp. .......................................        16,600        1,000,980
                       Newell Rubbermaid, Inc. ....................................         4,200          115,962
                       Procter & Gamble Co. .......................................        44,000        3,593,920
                                                                                                     -------------
                                                                                                        24,673,316
                                                                                                     -------------
                       ENERGY -- 5.8%
                       Energy Services -- 0.8%
                       Baker Hughes, Inc...........................................        38,650        1,360,480
                       Schlumberger, Ltd. .........................................        24,900        1,404,111

                       Energy Sources -- 5.0%
                       Anadarko Petroleum Corp. ...................................        29,500        1,449,335
                       Apache Corp. ...............................................        11,002          533,487
                       BP, PLC -- ADR..............................................        54,200        2,532,224
                       ChevronTexaco Corp. ........................................         8,850          741,630
                       Conoco, Inc. ...............................................        16,700          470,272
                       Devon Energy Corp. .........................................         3,200          119,104

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Exxon Mobil Corp. ..........................................       198,744    $   7,760,953
                       Globalsantafe Corp. ........................................        29,000          823,600
                       Occidental Petroleum Corp. .................................        12,060          312,957
                       Total Fina SA, Class B......................................         7,800        1,091,844
                       Unocal Corp. ...............................................        14,600          510,270
                                                                                                     -------------
                                                                                                        19,110,267
                                                                                                     -------------
                       FINANCE -- 15.1%
                       Banks -- 4.0%
                       Bank of America Corp. ......................................        70,040        4,414,621
                       Comerica, Inc. .............................................        26,040        1,465,792
                       FleetBoston Financial Corp. ................................        55,140        1,853,807
                       Mellon Financial Corp. .....................................        42,040        1,614,336
                       SouthTrust Corp.............................................        17,700          436,128
                       U.S. Bancorp................................................        19,890          414,110
                       Wells Fargo & Co. ..........................................        65,680        3,046,895

                       Financial Services -- 7.3%
                       American Express Co. .......................................        34,200        1,226,070
                       Capital One Financial Corp.+................................        31,740        1,592,396
                       Citigroup, Inc. ............................................       185,323        8,784,310
                       Goldman Sachs Group, Inc. ..................................        17,300        1,504,754
                       Merrill Lynch & Co., Inc....................................        46,500        2,370,570
                       Morgan Stanley, Dean Witter & Co. ..........................        38,200        2,101,000
                       PNC Financial Services Group................................        17,920        1,034,880
                       State Street Corp...........................................        34,600        1,860,788
                       The Hartford Financial Services Group, Inc. ................        52,800        3,494,832

                       Insurance -- 3.8%
                       AFLAC, Inc. ................................................        17,720          462,846
                       Chubb Corp. ................................................        24,800        1,657,880
                       CIGNA Corp. ................................................        14,620        1,345,040
                       Lincoln National Corp. .....................................        11,100          571,650
                       Marsh & McLennan Cos., Inc. ................................         6,570          669,155
                       MetLife, Inc. ..............................................        58,540        1,778,445
                       Muenchener Rueckversicherungs-Gesellschaft AG...............           900          213,450
                       St. Paul Cos., Inc..........................................        92,450        4,132,515
                       UnumProvident Corp..........................................        21,880          619,204
                       XL Capital Ltd., Class A....................................        13,300        1,171,996
                                                                                                     -------------
                                                                                                        49,837,470
                                                                                                     -------------
                       HEALTHCARE -- 15.0%
                       Drugs -- 10.1%
                       Allergan, Inc. .............................................        14,880          993,240
                       American Home Products Corp. ...............................       120,750        7,807,695
                       Bristol-Myers Squibb Co. ...................................        72,600        3,293,862
                       Eli Lilly & Co. ............................................        74,800        5,617,480
                       Merck & Co., Inc. ..........................................        28,430        1,682,487
                       Pfizer, Inc.................................................       260,455       10,853,160
                       Pharmacia Corp. ............................................        24,900        1,008,450
                       Schering-Plough Corp. ......................................        59,410        1,923,696

                       Health Services -- 1.7%
                       Cardinal Health, Inc. ......................................        23,405        1,542,623
                       HCA, Inc. ..................................................        45,860        1,949,050
                       Healthsouth Corp.+..........................................        15,500          181,350
                       IMS Health, Inc. ...........................................        27,020          539,049

---------------------
    102


                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services (continued)
                       McKesson HBOC, Inc. ........................................        12,400    $     477,400
                       UnitedHealth Group, Inc. ...................................        13,380          994,803

                       Medical Products -- 3.2%
                       Abbott Laboratories, Inc. ..................................        45,420        2,620,734
                       Applied Biasystems Group -- Applera Corp. ..................        22,440          501,085
                       Genzyme Corp.+..............................................        19,000          866,590
                       Guidant Corp.+..............................................        16,980          815,889
                       Johnson & Johnson Co. ......................................        73,560        4,230,436
                       Sanofi-Synthelabo SA........................................        22,600        1,510,890
                                                                                                     -------------
                                                                                                        49,409,969
                                                                                                     -------------
                       INDUSTRIAL & COMMERCIAL -- 9.8%
                       Aerospace & Military Technology -- 0.7%
                       Boeing Co. .................................................         6,010          246,110
                       General Dynamics Corp. .....................................         9,530          853,507
                       Northrop Grumman Corp. .....................................        11,430        1,275,702

                       Business Services -- 2.7%
                       Agilent Technologies, Inc.+.................................         7,400          224,590
                       Cendant Corp.+..............................................        11,400          199,272
                       Concord EFS, Inc.+..........................................        23,600          687,940
                       FedEx Corp.+................................................        14,800          792,540
                       First Data Corp. ...........................................        53,950        4,463,283
                       Maxim Integrated Products, Inc.+............................         8,000          443,920
                       United Parcel Service, Inc., Class B........................        23,200        1,333,536
                       Waste Management, Inc. .....................................        23,400          674,388

                       Electrical Equipment -- 0.3%
                       Danaher Corp................................................        14,300          911,482

                       Machinery -- 0.9%
                       Caterpillar, Inc. ..........................................        12,300          618,444
                       Deere & Co..................................................        36,760        1,616,337
                       Ingersoll Rand Co., Ltd. ...................................        13,900          614,797
                       Parker-Hannifin Corp. ......................................         3,800          186,352

                       Multi-Industry -- 4.5%
                       General Electric Co. .......................................       253,550        9,419,382
                       Jefferson Smurfit Group, PLC................................        60,100          127,301
                       Minnesota Mining & Manufacturing Co.........................        27,640        3,062,512
                       Tyco International, Ltd. ...................................        59,590        2,094,589

                       Transportation -- 0.7%
                       Burlington Northern Santa Fe Corp. .........................         8,500          240,040
                       Canadian National Railway Co. ..............................        41,253        2,015,622
                                                                                                     -------------
                                                                                                        32,101,646
                                                                                                     -------------
                       INFORMATION & ENTERTAINMENT -- 6.0%
                       Broadcasting & Media -- 5.8%
                       AOL Time Warner, Inc.+......................................       124,100        3,265,071
                       Clear Channel Communications, Inc.+.........................        59,440        2,736,618
                       Comcast Corp., Class A+.....................................        10,460          371,644
                       EchoStar Communications Corp., Class A+.....................         7,600          207,480
                       Gannett Co., Inc. ..........................................        42,180        2,845,041
                       Liberty Media Corp.+........................................        15,700          204,100
                       McGraw-Hill Cos., Inc. .....................................        13,700          877,896
                       New York Times Co., Class A.................................        50,680        2,135,148

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Reuters Group, PLC -- ADR...................................         9,900    $     507,870
                       Viacom, Inc., Class B+......................................       150,630        6,023,694

                       Leisure & Tourism -- 0.2%
                       Walt Disney Co. ............................................        27,800          585,468
                                                                                                     -------------
                                                                                                        19,760,030
                                                                                                     -------------
                       INFORMATION TECHNOLOGY -- 17.4%
                       Communication Equipment -- 1.3%
                       JDS Uniphase Corp.+.........................................        19,700          137,900
                       Motorola, Inc. .............................................        99,000        1,317,690
                       Nokia Corp. -- ADR..........................................        74,300        1,742,335
                       QUALCOMM, Inc.+.............................................        24,800        1,094,424

                       Computers & Business Equipment -- 4.8%
                       Avery Dennison Corp. .......................................         8,000          476,000
                       Cisco Systems, Inc.+........................................       169,130        3,348,774
                       Compaq Computer Corp. ......................................        38,040          469,794
                       Dell Computer Corp.+........................................        55,040        1,513,050
                       EMC Corp.+..................................................        17,440          286,016
                       International Business Machines Corp........................        73,050        7,881,364
                       Lexmark International, Inc., Class A+.......................         8,850          491,618
                       Sun Microsystems, Inc.+.....................................       108,670        1,169,289

                       Computer Software -- 5.4%
                       Adobe Systems, Inc. ........................................        19,900          670,630
                       Automatic Data Processing, Inc.+............................        33,560        1,812,240
                       BMC Software, Inc.+.........................................        15,330          270,881
                       Microsoft Corp.+............................................       151,170        9,631,041
                       Oracle Corp.+...............................................       222,140        3,834,136
                       VERITAS Software Corp.+.....................................        35,860        1,525,843

                       Electronics -- 3.4%
                       Analog Devices, Inc.+.......................................        73,880        3,235,944
                       Intel Corp. ................................................        45,550        1,596,072
                       Lam Research Corp.+.........................................         8,600          200,036
                       Linear Technology Corp. ....................................        20,830          861,737
                       LSI Logic Corp.+............................................         6,900          114,402
                       Micron Technology, Inc.+....................................         8,000          270,000
                       Molex, Inc..................................................         2,300           70,265
                       Novellus Systems, Inc.+.....................................        28,700        1,225,777
                       STMicroelectronics N.V......................................        28,400          889,204
                       Texas Instruments, Inc. ....................................        86,950        2,713,710

                       Internet Content -- 0.0%
                       Check Point Software Technologies, Ltd.+....................         4,160          151,840

                       Internet Software -- 0.1%
                       VeriSign, Inc.+.............................................         9,690          299,033

                       Telecommunications -- 2.4%
                       Amdocs, Ltd.+...............................................        21,440          777,200
                       AT&T Corp. .................................................        78,980        1,397,946
                       AT&T Wireless Services, Inc.+...............................        65,836          757,114
                       CIENA Corp.+................................................        12,630          160,401
                       Nortel Networks Corp. ......................................        44,500          322,180
                       Sprint Corp.+...............................................        18,910          309,746
                       Verizon Communications, Inc. ...............................        89,180        4,133,493
                                                                                                     -------------
                                                                                                        57,159,125
                                                                                                     -------------

---------------------
    104


                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       MATERIALS -- 3.2%
                       Chemicals -- 1.8%
                       Air Products and Chemicals, Inc. ...........................        23,800    $   1,100,750
                       Akzo Nobel NV...............................................        17,760          760,464
                       du Pont (E.I.) de Nemours & Co. ............................         8,850          390,905
                       Praxair, Inc. ..............................................        32,910        1,910,425
                       Rohm and Haas Co. ..........................................        11,940          439,153
                       Syngenta AG+................................................        22,332        1,199,164

                       Forest Products -- 0.6%
                       International Paper Co. ....................................        45,670        1,908,093

                       Metals & Minerals -- 0.8%
                       Alcoa, Inc. ................................................        78,840        2,826,414
                                                                                                     -------------
                                                                                                        10,535,368
                                                                                                     -------------
                       U.S. GOVERNMENT & AGENCIES -- 3.8%
                       U.S. Government & Agencies
                       Freddie Mac.................................................       131,070        8,797,418
                       Fannie Mae..................................................        45,020        3,644,369
                                                                                                     -------------
                                                                                                        12,441,787
                                                                                                     -------------
                       UTILITIES -- 4.6%
                       Electric Utilities -- 1.4%
                       Calpine Corp.+..............................................        19,890          222,768
                       Dominion Resources, Inc. ...................................        17,640        1,038,467
                       Duke Energy Corp. ..........................................        29,000        1,011,230
                       Exelon Corp. ...............................................        26,437        1,301,758
                       FirstEnergy Corp. ..........................................        10,700          398,040
                       NiSource, Inc. .............................................        29,840          620,672

                       Gas & Pipeline Utilities -- 0.7%
                       Dynegy, Inc., Class A.......................................        14,060          335,331
                       El Paso Corp. ..............................................        37,330        1,416,673
                       KeySpan Corp. ..............................................        12,500          404,500
                       The Williams Co., Inc.......................................        19,020          336,274

                       Telephone -- 2.5%
                       ALLTEL Corp. ...............................................         6,650          368,942
                       BellSouth Corp. ............................................        93,400        3,736,000
                       SBC Communications, Inc. ...................................        78,047        2,922,860
                       Sprint Corp. ...............................................        66,290        1,173,333
                                                                                                     -------------
                                                                                                        15,286,848
                                                                                                     -------------
                       TOTAL COMMON STOCK (cost $314,181,540)......................                    312,954,439
                                                                                                     -------------

                       PREFERRED STOCK -- 0.1%
                       -------------------------------------------------------------------------------------------
                       ENERGY --
                       Energy Services
                       TXU Corp. 3.25%.............................................         3,800           96,425
                                                                                                     -------------
                       FINANCE --
                       Financial Services
                       Ford Motor Co. Capital Trust II 6.50%.......................         4,190          224,375
                                                                                                     -------------
                       TOTAL PREFERRED STOCK (cost $300,990).......................                        320,800
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $314,482,530).............                    313,275,239
                                                                                                     -------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 5.6%                                    AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS
                       Federal National Mortgage Association Discount Notes 1.83%
                         due 02/01/02
                         (cost $18,501,000)........................................   $18,501,000    $  18,501,000
                                                                                                     -------------

                       TOTAL INVESTMENTS --
                         (cost $332,983,530)                        100.8%                                       331,776,239
                       Liabilities in excess of other assets --      (0.8)                                        (2,698,947)
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 329,077,292
                                                                    ======                                     =============

              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------
    106

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO             INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 99.2%                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.8%
                       Automotive -- 1.6%
                       AutoZone, Inc.+.............................................       33,200   $  2,245,980
                       Harley-Davidson, Inc. ......................................      100,500      5,728,500
                       Retail -- 7.2%
                       Kohl's Corp.+...............................................      133,700      8,862,973
                       Lowe's Cos., Inc. ..........................................      224,400     10,338,108
                       Staples, Inc.+..............................................      119,400      2,175,468
                       Target Corp. ...............................................       32,300      1,434,443
                       TJX Cos., Inc. .............................................       90,900      3,757,806
                       Wal-Mart Stores, Inc. ......................................      144,300      8,655,114
                                                                                                   -------------
                                                                                                     43,198,392
                                                                                                   -------------
                       CONSUMER STAPLES -- 7.3%
                       Food, Beverage & Tobacco -- 5.5%
                       Kraft Foods Inc., Class A...................................      177,750      6,587,415
                       Pepsi Bottling Group, Inc. .................................      191,000      4,402,550
                       PepsiCo, Inc. ..............................................       86,000      4,307,740
                       Philip Morris Co., Inc. ....................................      194,200      9,731,362
                       SYSCO Corp..................................................       70,800      2,097,096

                       Household Products -- 1.8%
                       Avon Products, Inc. ........................................      118,600      5,835,120
                       Colgate-Palmolive Co........................................       55,100      3,148,965
                                                                                                   -------------
                                                                                                     36,110,248
                                                                                                   -------------
                       ENERGY -- 1.3%
                       Energy Sources
                       Apache Corp. ...............................................       35,310      1,712,182
                       Royal Dutch Petroleum Co. -- ADR............................       95,700      4,782,129
                                                                                                   -------------
                                                                                                      6,494,311
                                                                                                   -------------
                       FINANCE -- 17.0%
                       Banks -- 2.8%
                       Bank of New York Co., Inc. .................................       87,000      3,565,260
                       Fifth Third Bancorp.........................................      106,800      6,755,100
                       SunTrust Banks, Inc.........................................       27,600      1,700,160
                       Wells Fargo & Co. ..........................................       32,900      1,526,231

                       Financial Services -- 12.1%
                       Capital One Financial Corp..................................      120,100      6,025,417
                       Citigroup, Inc. ............................................      484,433     22,962,124
                       Countrywide Credit Industries, Inc. ........................       89,100      3,541,725
                       Household International, Inc. ..............................      140,900      7,219,716
                       Lehman Brothers Holdings, Inc. .............................       69,400      4,495,038
                       MBNA Corp. .................................................      196,100      6,863,500
                       Merrill Lynch & Co., Inc....................................       54,400      2,773,312
                       Morgan Stanley, Dean Witter & Co. ..........................       96,100      5,285,500

                       Insurance -- 2.1%
                       ACE, Ltd. ..................................................      113,400      4,405,590
                       American International Group, Inc.#.........................       82,177      6,093,425
                                                                                                   -------------
                                                                                                     83,212,098
                                                                                                   -------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE -- 18.5%
                       Drugs -- 11.2%
                       Allergan, Inc. .............................................       95,800   $  6,394,650
                       American Home Products Corp. ...............................       66,700      4,312,822
                       Eli Lilly & Co. ............................................       50,400      3,785,040
                       Gilead Sciences, Inc.+......................................       25,200      1,654,632
                       King Pharmaceuticals, Inc.+.................................       79,600      2,897,440
                       Pfizer, Inc.................................................      566,675     23,613,347
                       Pharmacia Corp. ............................................      116,600      4,722,300
                       Schering-Plough Corp. ......................................      231,800      7,505,684

                       Health Services -- 3.7%
                       Cardinal Health, Inc. ......................................       20,600      1,357,746
                       HCA, Inc. ..................................................      143,800      6,111,500
                       Healthsouth Corp.+..........................................      136,000      1,591,200
                       UnitedHealth Group, Inc. ...................................      101,900      7,576,265
                       Wellpoint Health Networks, Inc.+............................       13,700      1,738,393

                       Medical Products -- 3.6%
                       Applied Biosystems Group -- Applera Corp. ..................       50,000      1,116,500
                       Baxter International, Inc. .................................       63,500      3,545,205
                       Genzyme Corp.+..............................................       26,600      1,213,226
                       Johnson & Johnson Co. ......................................       53,600      3,082,536
                       Medtronic, Inc. ............................................      154,300      7,602,361
                       Zimmer Holdings, Inc.+......................................       34,900      1,135,297
                                                                                                   -------------
                                                                                                     90,956,144
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 10.3%
                       Aerospace & Military Technology -- 2.5%
                       General Dynamics Corp. .....................................       21,100      1,889,716
                       Lockheed Martin Corp. ......................................      148,600      7,871,342
                       Northrop Grumman Corp. .....................................       23,100      2,578,191

                       Business Services -- 2.9%
                       Cendant Corp.+..............................................      265,600      4,642,688
                       Maxim Integrated Products, Inc.+............................      111,600      6,192,684
                       Waste Management, Inc. .....................................      122,500      3,530,450

                       Machinery -- 0.6%
                       Ingersoll Rand Co., Ltd. ...................................       60,200      2,662,646

                       Multi-Industry -- 4.3%
                       General Electric Co. .......................................      260,200      9,666,430
                       Tyco International, Ltd. ...................................      320,500     11,265,575
                                                                                                   -------------
                                                                                                     50,299,722
                                                                                                   -------------

                       INFORMATION & ENTERTAINMENT -- 7.2%
                       Broadcasting & Media -- 3.4%
                       AOL Time Warner, Inc.+......................................      100,900      2,654,679
                       Clear Channel Communications, Inc.+.........................        7,200        331,488
                       EchoStar Communications Corp., Class A+.....................      208,100      5,681,130
                       TMP Worldwide, Inc.+........................................       15,000        638,550
                       Viacom, Inc., Class B+......................................      183,900      7,354,161

                       Entertainment Products -- 0.3%
                       Mattel, Inc. ...............................................       73,300      1,392,700

---------------------
    108


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism -- 3.5%
                       Marriott International, Inc., Class A.......................       54,900   $  2,238,822
                       Starbucks Corp.+............................................      243,600      5,790,372
                       Walt Disney Co. ............................................      435,900      9,180,054
                                                                                                   -------------
                                                                                                     35,261,956
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 24.9%
                       Communication Equipment -- 0.9%
                       Network Appliance, Inc.+....................................       63,700      1,143,415
                       QUALCOMM, Inc.+.............................................       68,800      3,036,144

                       Computers & Business Equipment -- 7.1%
                       Cisco Systems, Inc.+........................................      736,900     14,590,620
                       Dell Computer Corp.+........................................      183,200      5,036,168
                       EMC Corp.+..................................................      145,900      2,392,760
                       Hewlett-Packard Co. ........................................      220,900      4,884,099
                       International Business Machines Corp........................       74,700      8,059,383

                       Computer Services -- 1.2%
                       Brocade Communications Systems, Inc.+.......................       24,700        889,365
                       Electronic Data Systems Corp. ..............................       76,200      4,770,882

                       Computer Software -- 6.1%
                       Automatic Data Processing, Inc..............................       26,000      1,404,000
                       Electronic Arts, Inc.+......................................       61,400      3,258,498
                       Microsoft Corp.+............................................      294,000     18,730,740
                       Oracle Corp.+...............................................      204,000      3,521,040
                       Peoplesoft, Inc.+...........................................       51,700      1,679,733
                       VERITAS Software Corp.+.....................................       33,200      1,412,660

                       Electronics -- 6.7%
                       Broadcom Corp., Class A+....................................       48,600      2,064,042
                       Intel Corp. ................................................      465,600     16,314,624
                       Jabil Circuit, Inc.+........................................       39,900        925,680
                       Linear Technology Corp. ....................................      140,600      5,816,622
                       LSI Logic Corp.+............................................      123,200      2,042,656
                       PMC-Sierra, Inc.+...........................................      159,800      3,814,426
                       Sanmina Corp.+..............................................      144,500      2,121,260

                       Internet Software -- 0.2%
                       VeriSign, Inc.+.............................................       23,800        734,468

                       Telecommunications -- 2.7%
                       Qwest Communications International, Inc. ...................      160,900      1,689,450
                       Sprint Corp. ...............................................      199,700      3,534,690
                       Sprint Corp.+...............................................      230,800      3,780,504
                       Verizon Communications, Inc. ...............................       91,500      4,241,025
                                                                                                   -------------
                                                                                                    121,888,954
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 2.2%
                       U.S. Government & Agencies
                       Fannie Mae..................................................       73,300      5,933,635
                       Freddie Mac.................................................       71,000      4,765,520
                                                                                                   -------------
                                                                                                     10,699,155
                                                                                                   -------------
                       UTILITIES -- 1.7%
                       Electric Utilities -- 0.3%
                       FPL Group, Inc..............................................       30,300      1,624,383

                       Gas & Pipeline Utilities -- 0.5%
                       Dynegy, Inc., Class A.......................................       97,700      2,330,145

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       <->UTILITIES (CONTINUED)
                       Telephone -- 0.9%
                       SBC Communications, Inc. ...................................      117,300   $  4,392,885
                                                                                                   -------------
                                                                                                      8,347,413
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $487,093,031).............                 486,468,393
                                                                                                   -------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.9%                                     AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         1.92%, dated 1/31/02, to be repurchased 2/01/02 in the
                         amount of $4,519,241 and collateralized by $4,660,000 of
                         Federal Home Loan Mortgage Corp. Discount Notes, bearing
                         interest at 4.38%, due 10/15/06 and having an approximate
                         value of $4,586,461 (cost $4,519,000).....................   $4,519,000      4,519,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $491,612,031)                        100.1%                                       490,987,393
                       Liabilities in excess of other assets --      (0.1)                                          (280,262)
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 490,707,131
                                                                    ======                                     =============

              -----------------------------
               +  Non-income producing securities

              # Security represents an investment in an affiliated company ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------
    110

---------------------

    SUNAMERICA SERIES TRUST
    BLUE CHIP GROWTH PORTFOLIO          INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 77.9%                         SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.3%
                       Apparel & Textiles -- 0.9%
                       Nike, Inc., Class B.........................................        5,000   $   299,550
                       Retail -- 10.4%
                       American Eagle Outfitters, Inc.+............................       12,800       325,632
                       Best Buy Co., Inc.+.........................................        1,600       118,400
                       Gap, Inc. ..................................................       10,000       144,000
                       Home Depot, Inc. ...........................................       16,000       801,440
                       Kohl's Corp.+...............................................        5,000       331,450
                       Limited, Inc. ..............................................        9,000       166,950
                       Linens 'N Things, Inc.+.....................................        6,000       173,100
                       Target Corp. ...............................................        6,400       284,224
                       Wal-Mart Stores, Inc. ......................................       16,300       977,674
                                                                                                   ------------
                                                                                                     3,622,420
                                                                                                   ------------
                       CONSUMER STAPLES -- 1.0%
                       Food, Beverage & Tobacco
                       PepsiCo, Inc. ..............................................        3,200       160,288
                       Philip Morris Co., Inc. ....................................        3,200       160,352
                                                                                                   ------------
                                                                                                       320,640
                                                                                                   ------------
                       ENERGY -- 3.9%
                       Energy Services -- 1.2%
                       BJ Services Co.+............................................        6,400       198,400
                       ENSCO International, Inc. ..................................        8,000       190,400
                       Energy Sources -- 2.7%
                       ChevronTexaco Corp. ........................................        3,200       268,160
                       Exxon Mobil Corp. ..........................................        7,600       296,780
                       Nabors Industries, Inc.+....................................        9,000       281,790
                                                                                                   ------------
                                                                                                     1,235,530
                                                                                                   ------------
                       FINANCE -- 14.5%
                       Banks -- 3.3%
                       Bank of America Corp. ......................................        6,200       390,786
                       FleetBoston Financial Corp. ................................       11,500       386,630
                       Mellon Financial Corp. .....................................        5,200       199,680
                       Northern Trust Corp. .......................................        1,100        64,229
                       Financial Services -- 11.2%
                       American Express Co. .......................................       10,200       365,670
                       Citigroup, Inc. ............................................       22,566     1,069,628
                       Franklin Resources, Inc. ...................................        6,700       250,915
                       Goldman Sachs Group, Inc. ..................................          500        43,490
                       Household International, Inc. ..............................        2,600       132,691
                       J.P. Morgan Chase & Co......................................       10,500       357,525
                       Lehman Brothers Holdings, Inc. .............................        6,600       427,482
                       Merrill Lynch & Co., Inc....................................        2,700       137,646
                       Morgan Stanley, Dean Witter & Co. ..........................        5,800       319,000
                       Nasdaq Gold Trust+..........................................        9,100       350,441
                       PNC Financial Services Group................................        2,400       138,600
                                                                                                   ------------
                                                                                                     4,634,413
                                                                                                   ------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE -- 13.4%
                       Drugs -- 8.5%
                       Bristol-Myers Squibb Co. ...................................        4,200   $   190,554
                       Celgene Corp.+..............................................        3,200        87,744
                       Genentech, Inc.+............................................        5,400       267,030
                       IDEC Pharmaceuticals Corp.+.................................        6,400       380,544
                       Merck & Co., Inc. ..........................................        7,000       414,260
                       Pfizer, Inc.................................................       19,200       800,064
                       Pharmacia Corp. ............................................        5,700       230,850
                       Schering-Plough Corp. ......................................        5,400       174,852
                       Teva Pharmaceutical Industries, Ltd. -- ADR.................        2,800       173,600
                       Medical Products -- 4.9%
                       Abbott Laboratories, Inc. ..................................        7,500       432,750
                       Amgen, Inc.+................................................        9,600       532,800
                       Baxter International, Inc. .................................        4,000       223,320
                       Johnson & Johnson Co. ......................................        6,700       385,317
                                                                                                   ------------
                                                                                                     4,293,685
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 6.7%
                       Aerospace & Military Technology -- 0.8%
                       Lockheed Martin Corp. ......................................        4,000       209,776
                       Rockwell Collins, Inc.......................................        1,800        39,835
                       Business Services -- 1.9%
                       Cendant Corp.+..............................................       12,800       223,744
                       Concord EFS, Inc.+..........................................        2,000        58,300
                       First Data Corp. ...........................................        1,600       132,368
                       Waste Management, Inc. .....................................        6,400       184,448
                       Machinery -- 0.8%
                       Deere & Co..................................................        4,200       184,674
                       SPX Corp.+..................................................          700        79,912
                       Multi-Industry -- 3.2%
                       Berkshire Hathaway, Inc., Class B+..........................          100       245,300
                       General Electric Co. .......................................       21,000       780,150
                                                                                                   ------------
                                                                                                     2,138,507
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 4.4%
                       Broadcasting & Media
                       AOL Time Warner, Inc.+......................................        9,000       236,790
                       Clear Channel Communications, Inc.+.........................        8,100       372,924
                       Comcast Corp., Class A+.....................................        4,900       174,097
                       Liberty Media Corp. Class A+................................       16,600       215,800
                       Omnicom Group, Inc. ........................................          300        26,211
                       Viacom, Inc., Class B+......................................        9,000       359,910
                                                                                                   ------------
                                                                                                     1,385,732
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 22.2%
                       Communication Equipment -- 0.6%
                       Nokia Corp. -- ADR..........................................        7,800       182,910
                       Computers & Business Equipment -- 6.5%
                       Cisco Systems, Inc.+........................................       37,900       750,420
                       Dell Computer Corp.+........................................       17,600       483,824
                       EMC Corp.+..................................................       20,700       339,480
                       International Business Machines Corp........................        4,700       507,083
                       Computer Services -- 1.0%
                       Brocade Communications Systems, Inc.+.......................        8,400       305,760

---------------------
    112


                                         COMMON STOCK (CONTINUED)                       SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software -- 7.2%
                       Mercury Interactive Corp.+..................................        1,400   $    53,340
                       Microsoft Corp.+............................................       22,000     1,401,620
                       Oracle Corp.+...............................................        7,700       132,902
                       Siebel Systems, Inc.+.......................................        9,100       322,049
                       VERITAS Software Corp.+.....................................        9,300       395,715
                       Electronics -- 6.1%
                       Conexant Systems, Inc.+.....................................        9,600       125,184
                       Intel Corp. ................................................       27,600       967,104
                       Micron Technology, Inc.+....................................       11,000       371,250
                       Texas Instruments, Inc. ....................................       15,900       496,239
                       Telecommunications -- 0.8%
                       AT&T Corp. .................................................       14,400       254,880
                                                                                                   ------------
                                                                                                     7,089,760
                                                                                                   ------------
                       UTILITIES -- 0.5%
                       Gas & Pipeline Utilities
                       El Paso Corp. ..............................................        4,500       170,775
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $25,883,566)..............                 24,891,462
                                                                                                   ------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENTS -- 22.2%                                   AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)..........................................   $5,111,000     5,111,000
                       UBS Warburg, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................    2,000,000     2,000,000
                                                                                                   ------------
                       TOTAL REPURCHASE AGREEMENT (cost $7,111,000)................                  7,111,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $32,994,566)                          100.1%                                       32,002,462
                       Liabilities in excess of other assets --       (0.1)                                          (36,161)
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 31,966,301
                                                                     ======                                     ============

              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO               INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 80.3%                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 8.3%
                       Leisure & Tourism
                       Marriott International, Inc., Class A.......................      84,800   $  3,458,144
                       Starwood Hotels & Resorts Worldwide, Inc. ..................     111,300      3,812,025
                                                                                                  ------------
                                                                                                     7,270,169
                                                                                                  ------------
                       REAL ESTATE -- 72.0%
                       Real Estate Companies -- 4.7%
                       Catellus Development Corp.+.................................     165,700      3,090,305
                       TrizecHahn Corp. ...........................................      59,900        987,751

                       Real Estate Investment Trusts -- 67.3%
                       Alexandria Real Estate Equities, Inc. ......................      59,200      2,394,640
                       Archstone Smith Trust.......................................     126,600      3,149,808
                       Arden Realty Group, Inc. ...................................      32,800        880,024
                       AvalonBay Communities, Inc. ................................      94,967      4,268,767
                       Boston Properties, Inc. ....................................      61,300      2,246,032
                       CarrAmerica Realty Corp. ...................................      42,400      1,247,408
                       CenterPoint Properties Corp. ...............................     121,300      6,006,776
                       Duke Realty Corp. ..........................................      92,000      2,139,000
                       Equity Office Properties Trust..............................     242,833      6,991,162
                       Equity Residential Properties Trust.........................     125,400      3,358,212
                       Essex Property Trust, Inc...................................      17,500        810,950
                       First Industrial Realty Trust, Inc..........................     131,100      4,014,282
                       General Growth Properties, Inc. ............................      33,200      1,344,600
                       Highwoods Properties, Inc. .................................      33,500        889,425
                       Home Properties of New York, Inc. ..........................      26,600        880,726
                       Kilroy Realty Corp. ........................................      47,300      1,201,420
                       Kimco Realty Corp. .........................................      61,350      1,872,402
                       Liberty Property Trust......................................      72,900      2,139,615
                       Parkway Properties, Inc. ...................................      33,200      1,082,320
                       ProLogis Trust..............................................      78,000      1,685,580
                       Taubman Centers, Inc. ......................................     228,300      3,522,669
                       United Dominion Realty Trust, Inc. .........................     130,200      1,867,068
                       Vornado Realty Trust........................................     115,900      4,944,294
                                                                                                  ------------
                                                                                                    63,015,236
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $64,502,859).......................                 70,285,405
                                                                                                  ------------

                       PREFERRED STOCK -- 9.5%
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.1%
                       Leisure & Tourism
                       Six Flags, Inc. 7.25%.......................................      42,900      1,008,150
                       REAL ESTATE -- 8.4%
                       Real Estate Investment Trusts -- 8.4%
                       Apartment Investment & Management Co. Series G 9.38%........       6,500        167,050
                       Apartment Investment & Management Co. convertible Class P
                         9.00%.....................................................       1,100         27,500
                       Centerpoint Properties Trust Series A 8.48%.................       7,700        196,350
                       Equity Residential Properties Trust 8.60%...................       8,300        222,938

---------------------
    114


                                       PREFERRED STOCK (CONTINUED)                     SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       Equity Residential Properties Trust convertible Series E
                         7.00%.....................................................      11,600   $    342,896
                       General Growth Properties, Inc. convertible 7.25%...........     133,000      3,544,450
                       Kimco Realty Corp. 8.38%....................................       4,500        111,150
                       SL Green Realty Corp. convertible 8.00%.....................      74,400      2,455,200
                       Vornado Realty Trust convertible Series A 6.50%.............       4,400        260,150
                                                                                                  ------------
                                                                                                     7,327,684
                                                                                                  ------------
                       TOTAL PREFERRED STOCK (cost $7,109,248).....................                  8,335,834
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $71,612,107)..............                 78,621,239
                                                                                                  ------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 10.5%                                   AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.86%, dated 01/31/02, to be repurchased
                         02/01/02 in the amount of $9,131,472 and collateralized by
                         $9,600,000 of Federal Home Loan Mortgage Corp. Notes,
                         bearing interest at 7.00%, due 09/01/2031 and having an
                         approximate value of $9,408,000 (cost $9,131,000).........  $9,131,000      9,131,000
                                                                                                  ------------

                       TOTAL INVESTMENTS --
                         (cost $80,743,107)                          100.3%                                      87,752,239
                       Liabilities in excess of other assets --       (0.3)                                        (232,168)
                                                                     ------                                    ------------
                       NET ASSETS --                                 100.0%                                     $87,520,071
                                                                     ======                                    ============

              -----------------------------
              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SMALL COMPANY VALUE
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 87.4%                                           SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.3%
                       Apparel & Textiles -- 1.6%
                       Ashworth, Inc.+.............................................      5,250    $   39,113
                       Timberland Co., Class A+....................................      1,500        57,555

                       Automotive -- 1.9%
                       Dollar Thrifty Automotive Group+............................      3,700        55,759
                       Tower Automotive, Inc.+.....................................      6,200        57,660

                       Housing -- 3.2%
                       D.R. Horton, Inc. ..........................................      2,819       105,543
                       Stanley Furniture Co., Inc.+................................      3,300        87,450

                       Retail -- 4.6%
                       Mathews International Corp., Class A........................      1,500        37,260
                       Regis Corp. ................................................      2,050        54,407
                       School Specialty, Inc.+.....................................      4,100        99,917
                       The Topps Co., Inc+.........................................      9,400        90,992
                                                                                                  -----------
                                                                                                     685,656
                                                                                                  -----------
                       CONSUMER STAPLES -- 3.3%
                       Food, Beverage & Tobacco -- 2.1%
                       Cadiz, Inc.+................................................      7,300        59,860
                       Dean Foods Co. .............................................      1,000        65,400

                       Household Products -- 1.2%
                       Steiner Leisure, Ltd.+......................................      3,800        75,886
                                                                                                  -----------
                                                                                                     201,146
                                                                                                  -----------
                       ENERGY -- 4.7%
                       Energy Services -- 0.4%
                       Newpark Resources, Inc.+....................................      3,950        27,689

                       Energy Sources -- 4.3%
                       Core Laboratories NV+#......................................      4,500        54,450
                       Evergreen Resources, Inc.+..................................      1,200        43,164
                       Forest Oil Corp.+...........................................      1,800        44,370
                       Newfield Exploration Co.+...................................      2,300        73,807
                       Stone Energy Corp.+.........................................      1,249        43,041
                                                                                                  -----------
                                                                                                     286,521
                                                                                                  -----------
                       FINANCE -- 27.5%
                       Banks -- 11.7%
                       Astoria Financial Corp......................................      3,400        98,634
                       City National Corp. ........................................      1,100        54,252
                       Community First Bankshares, Inc. ...........................      2,900        72,036
                       Cullen/Frost Bankers, Inc. .................................      3,600       113,220
                       Downey Financial Corp. .....................................        500        23,000
                       First Republic Bank+........................................      3,700        97,791
                       Greater Bay Bancorp.........................................      1,450        40,252
                       Local Financial Corp.+......................................      2,200        30,250
                       Roslyn Bancorp, Inc. .......................................      3,750        74,662

---------------------
    116


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Sterling Bancshares, Inc....................................      2,600    $   34,320
                       TCF Financial Corp. ........................................      1,400        68,978

                       Financial Services -- 7.3%
                       American Capital Strategies, Ltd.+..........................      1,500        40,695
                       Medallion Financial Corp....................................      3,500        29,995
                       Metris Companies, Inc. .....................................      1,750        24,938
                       National Commerce Financial Corp. ..........................      4,700       119,192
                       NCO Group, Inc.+............................................      8,300       187,414
                       Phoenix Co., Inc.+..........................................      2,200        37,906

                       Insurance -- 8.5%
                       Horace Mann Educators Corp. ................................      2,100        42,021
                       Markel Corp.+...............................................        300        57,870
                       Philadelphia Consolidated Holding Corp.+....................      1,200        50,004
                       Protective Life Corp. ......................................      3,400        97,920
                       Radian Group, Inc. .........................................      5,120       229,888
                       W.R. Berkley Corp. .........................................        800        40,320
                                                                                                  -----------
                                                                                                   1,665,558
                                                                                                  -----------
                       HEALTHCARE -- 6.5%
                       Health Services -- 3.1%
                       Hooper Holmes, Inc. ........................................      3,100        26,288
                       On Assignment, Inc.+........................................      3,000        59,580
                       Renal Care Group, Inc.+.....................................      2,200        68,046
                       Res-Care, Inc.+.............................................      3,700        34,965

                       Medical Products -- 3.4%
                       ATS Medical, Inc.+..........................................      7,100        18,460
                       Mentor Corp.................................................      2,200        72,028
                       Natus Medical, Inc.+........................................      1,800         9,000
                       Regeneration Technologies, Inc.+............................      2,050        20,807
                       The Cooper Companies, Inc...................................      1,800        84,330
                                                                                                  -----------
                                                                                                     393,504
                                                                                                  -----------
                       INDUSTRIAL & COMMERCIAL -- 13.5%
                       Aerospace & Military Technology -- 1.7%
                       Alliant Techsystems, Inc.+..................................        950        84,550
                       REMEC, Inc.+................................................      1,550        15,577

                       Business Services -- 4.8%
                       Astec Industries, Inc.+.....................................      4,400        55,924
                       ITT Educational Services, Inc.+.............................      1,000        41,690
                       Learning Tree International, Inc.+..........................      1,900        47,690
                       Pentair, Inc.#..............................................      1,600        56,480
                       Simpson Manufacturing Co., Inc.+............................        400        21,072
                       TeleTech Holdings, Inc.+....................................      4,300        66,693

                       Electrical Equipment -- 0.5%
                       C&D Technologies, Inc.......................................      1,400        29,260

                       Machinery -- 5.4%
                       Dura Automotive Systems, Inc.+..............................      7,000        82,950
                       FSI International, Inc. ....................................      2,600        23,920
                       MagneTek, Inc.+.............................................      6,300        69,615
                       Park-Ohio Holdings Corp.+...................................        600         1,752
                       Rayovac Corp.+..............................................      6,850       106,175
                       SPX Corp.+..................................................        400        45,664

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Multi-Industry -- 0.4%
                       Tredegar Corp. .............................................      1,300    $   23,127

                       Transportation -- 0.7%
                       Landstar Systems, Inc.+.....................................        500        43,405
                                                                                                  -----------
                                                                                                     815,544
                                                                                                  -----------
                       INFORMATION & ENTERTAINMENT -- 6.4%
                       Broadcasting & Media -- 4.6%
                       LodgeNet Entertainment Corp.+...............................      5,000        90,000
                       ProQuest Co.+...............................................      3,100       117,800
                       Valassis Communications, Inc.+..............................      1,900        70,224

                       Leisure & Tourism -- 1.8%
                       Buca, Inc.+.................................................      2,000        39,000
                       O'Charley's, Inc.+..........................................      3,250        71,728
                                                                                                  -----------
                                                                                                     388,752
                                                                                                  -----------
                       INFORMATION TECHNOLOGY -- 6.2%
                       Communication Equipment -- 0.3%
                       DMC Stratex Networks, Inc.+.................................      2,600        19,552

                       Computers & Business Equipment -- 1.4%
                       Pomeroy Computer Resources, Inc.+#..........................      2,000        26,980
                       RadiSys Corp.+..............................................      2,400        48,000
                       SONICblue, Inc.+............................................      1,800         8,462

                       Computer Services -- 0.1%
                       Carreker Corp.+.............................................      1,600         8,400

                       Computer Software -- 1.5%
                       Ascential Software Corp.+...................................        400         1,812
                       Braun Consulting, Inc.+.....................................      2,600         7,878
                       JDA Software Group, Inc.+...................................      1,450        40,658
                       Rainbow Technologies, Inc.+.................................      3,400        39,202

                       Electronics -- 2.9%
                       Actel Corp.+................................................      2,700        57,105
                       APW, Ltd.+..................................................        750           278
                       Innovex, Inc.+..............................................      4,800        23,616
                       Moog, Inc., Class A+........................................      3,550        92,690
                                                                                                  -----------
                                                                                                     374,633
                                                                                                  -----------
                       MATERIALS -- 0.3%
                       Metals & Minerals
                       L.B. Foster Co., Class A+...................................      3,100        15,996
                                                                                                  -----------
                       REAL ESTATE -- 4.2%
                       Real Estate Investment Trusts
                       Camden Property Trust+......................................      1,300        45,318
                       Chelsea Property Group, Inc.................................      1,500        76,095
                       Highwoods Properties, Inc. .................................      2,300        61,065
                       Lexington Corporate Properties Trust........................      2,200        32,230
                       Pan Pacific Retail Properties, Inc. ........................        500        14,340
                       PS Business Parks, Inc. ....................................        950        29,165
                                                                                                  -----------
                                                                                                     258,213
                                                                                                  -----------

---------------------
    118


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       UTILITIES -- 3.5%
                       Electric Utilities -- 3.0%
                       NSTAR.......................................................      2,100    $   92,085
                       Sierra Pacific Resources....................................        150         2,399
                       UniSource Energy Corp.......................................      4,700        86,386

                       Gas & Pipeline Utilities -- 0.5%
                       Mykrolis Corp.+.............................................      2,300        30,084
                                                                                                  -----------
                                                                                                     210,954
                                                                                                  -----------
                       TOTAL COMMON STOCK (cost $5,015,297)........................                5,296,477
                                                                                                  -----------
                                                          WARRANTS -- 0.0%            WARRANTS
                       --------------------------------------------------------------------------------------
                       FINANCE
                       Banks
                       Dime Bancorp, Inc.+ (cost $566).............................      2,500           275
                                                                                                  -----------
                       TOTAL INVESTMENT SECURITIES (cost $5,015,863)...............                5,296,752
                                                                                                  -----------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 13.5%                                   AMOUNT
                       --------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.85%, dated 1/31/02 to be repurchased 2/01/02 in the amount of $817,019 and collateralized by $840,000
                         of U.S. Treasury Bills, bearing interest at 1.75% due
                         6/6/02 and having an approximate value of $834,750 (cost
                         $817,000).................................................   $817,000       817,000
                                                                                                  -----------

                       TOTAL INVESTMENTS --
                         (cost $5,832,863)                              100.9%                                    6,113,752
                       Liabilities in excess of other assets --          (0.9)                                      (57,289)
                                                                        ------                                  -----------
                       NET ASSETS --                                    100.0%                                   $6,056,463
                                                                        ======                                  ===========

              -----------------------------
              +  Non-income producing securities

              # Security represents an investment in an affiliated company

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS MID-CAP GROWTH
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 98.3%                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.8%
                       Apparel & Textiles -- 0.1%
                       Nike, Inc., Class B.........................................        5,800   $     347,478

                       Automotive -- 0.1%
                       Harley-Davidson, Inc. ......................................        4,700         267,900

                       Retail -- 3.6%
                       Brinker International, Inc.+................................       11,200         378,112
                       CEC Entertainment, Inc.+....................................        1,200          53,940
                       CVS Corp. ..................................................      196,400       5,342,080
                       Dollar Tree Stores, Inc.+...................................        3,800         125,438
                       Kroger Co. .................................................      201,900       4,159,140
                       Panera Bread Co.+...........................................        1,000          62,500
                       Tiffany & Co. ..............................................        4,800         171,360
                       Weight Watchers International, Inc.+........................        3,500         135,625
                                                                                                   -------------
                                                                                                      11,043,573
                                                                                                   -------------
                       CONSUMER STAPLES -- 0.1%
                       Food, Beverage & Tobacco -- 0.1%
                       Del Monte Foods Co.+........................................       18,450         169,740
                                                                                                   -------------
                       EDUCATION -- 0.0%
                       Education -- 0.0%
                       DeVry, Inc.+................................................        3,900         118,989
                                                                                                   -------------
                       ENERGY -- 19.3%
                       Energy Services -- 2.5%
                       BJ Services Co.+............................................        2,100          65,100
                       Noble Drilling Corp.+.......................................      230,890       7,381,554

                       Energy Sources -- 16.8%
                       Anadarko Petroleum Corp. ...................................       84,700       4,161,311
                       Apache Corp. ...............................................      249,855      12,115,469
                       Devon Energy Corp. .........................................      291,820      10,861,540
                       EOG Resources, Inc. ........................................      315,300      10,717,047
                       Houston Exploration Co.+....................................       87,980       2,562,857
                       Newfield Exploration Co.+...................................      264,350       8,482,992
                                                                                                   -------------
                                                                                                      56,347,870
                                                                                                   -------------
                       FINANCE -- 5.0%
                       Banks -- 0.1%
                       First Tennessee National Corp. .............................        1,600          54,592
                       SouthTrust Corp.+...........................................        5,700         140,448

                       Financial Services -- 0.1%
                       Instinet Group, Inc.+.......................................       26,850         229,836
                       The Hartford Financial Services Group, Inc. ................        2,500         165,475

                       Insurance -- 4.8%
                       ACE, Ltd. ..................................................       77,300       3,003,105
                       Gallagher (Arthur J.) & Co. ................................       38,700       1,277,100

---------------------
    120


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Principal Financial Group+..................................       31,390   $     798,875
                       Prudential Financial, Inc.+.................................        1,550          48,128
                       SAFECO Corp. ...............................................        4,400         134,596
                       St. Paul Cos., Inc. ........................................        3,800         169,860
                       Willis Group Holdings, Ltd.+................................      164,700       4,410,666
                       XL Capital Ltd., Class A....................................       46,500       4,097,580
                                                                                                   -------------
                                                                                                      14,530,261
                                                                                                   -------------
                       HEALTHCARE -- 16.1%
                       Drugs -- 0.6%
                       Alkermes, Inc.+.............................................        3,300          88,473
                       Allergan, Inc. .............................................        3,000         200,250
                       Alpharma, Inc., Class A.....................................        1,300          33,475
                       Barr Labs, Inc. ............................................        3,300         240,900
                       Biovail Corp.+..............................................        2,600         122,148
                       Elan Corp. PLC-ADR+.........................................        1,400          39,326
                       Forest Labs, Inc.+..........................................        1,500         124,350
                       ICN Pharmaceuticals, Inc. ..................................        1,600          51,232
                       IVAX Corp.+.................................................       18,700         364,650
                       Mylan Laboratories, Inc. ...................................        7,200         242,568
                       Sepracor, Inc.+.............................................        3,000         148,080
                       Shire Pharmaceuticals Group PLC -- ADR+.....................        3,000         104,700
                       Watson Pharmaceuticals, Inc.+...............................        2,600          76,180

                       Health Services -- 5.2%
                       Caremark Rx, Inc.+..........................................       20,500         338,250
                       DaVita, Inc.+...............................................       69,540       1,696,776
                       Healthsouth Corp.+..........................................      398,200       4,658,940
                       Impath, Inc.+...............................................       36,200       1,366,550
                       IMS Health, Inc. ...........................................      308,800       6,160,560
                       Lincare Holdings, Inc.+.....................................       35,400         940,932
                       Unilab Corp.+...............................................        3,950          86,307

                       Medical Products -- 10.3%
                       Affymetrix, Inc.+...........................................        1,100          30,965
                       Applied Biasystems Group -- Applera Corp. ..................      129,100       2,882,803
                       ArthroCare Corp. ...........................................       15,800         220,568
                       CYTYC Corp.+................................................      533,300      12,111,243
                       Enzon, Inc. ................................................        2,400         126,432
                       Genzyme Corp.+..............................................      238,900      10,896,229
                       Guidant Corp.+..............................................        5,400         259,470
                       MedImmune, Inc.+............................................        3,100         131,347
                       St. Jude Medical, Inc.+.....................................          600          47,580
                       VISX, Inc.+.................................................      220,800       3,210,432
                                                                                                   -------------
                                                                                                      47,001,716
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 3.5%
                       Aerospace & Military Technology -- 0.3%
                       Edo Corp. ..................................................       21,400         557,256
                       L-3 Communications Holding, Inc.+...........................        1,200         123,024
                       Northrop Grumman Corp. .....................................        1,600         178,576
                       Teledyne Technologies, Inc.+................................        2,700          41,850

                       Business Services -- 1.4%
                       Affiliated Computer Services, Inc., Class A+................          200          19,130
                       Aramark Corp.+..............................................        8,970         228,735
                       Concord EFS, Inc.+..........................................       95,000       2,769,250
                       Fiserv, Inc.+...............................................        8,800         373,472

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services (continued)
                       Global Payments, Inc........................................       17,440   $     626,445
                       Manpower, Inc. .............................................          600          20,946
                       SonicWALL, Inc.+............................................        3,200          62,464
                       The BISYS Group, Inc.+......................................          700          43,099

                       Electrical Equipment -- 0.1%
                       Danaher Corp................................................        4,300         274,082

                       Machinery -- 1.7%
                       AGCO Corp. .................................................      223,410       3,353,384
                       Cooper Cameron Corp.+.......................................       29,500       1,254,635
                       SPX Corp.+..................................................        1,600         182,656
                                                                                                   -------------
                                                                                                      10,109,004
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 8.6%
                       Broadcasting & Media -- 8.3%
                       E.W. Scripps Co., Class A...................................        2,700         191,430
                       EchoStar Communications Corp., Class A+.....................      451,030      12,313,119
                       Emmis Broadcasting Corp., Class A+..........................        4,500          98,100
                       Entercom Communications Corp.+..............................        5,000         239,250
                       Gemstar-TV Guide International, Inc.+.......................        3,400          61,880
                       Hearst-Argyle Television, Inc. .............................        3,300          64,317
                       Hispanic Broadcasting Corp.+................................        8,500         200,090
                       Lee Enterprises, Inc. ......................................          900          30,699
                       Macrovision Corp.+..........................................      157,400       4,784,960
                       McClatchy Co................................................        1,900          96,140
                       McGraw-Hill Cos., Inc. .....................................        6,900         442,152
                       Meredith Corp. .............................................        4,600         161,184
                       New York Times Co., Class A.................................        4,800         202,224
                       Reed International, PLC.....................................       17,900         146,983
                       Scholastic Corp.+...........................................       90,620       4,493,846
                       Tribune Co. ................................................        8,700         323,379
                       Univision Communications, Inc., Class A+....................        3,400         118,932
                       USA Networks, Inc.+.........................................          100           2,859
                       Westwood One, Inc.+.........................................        7,000         216,300

                       Leisure & Tourism -- 0.3%
                       Darden Restaurants, Inc. ...................................        4,600         189,520
                       Jack In The Box, Inc.+......................................        1,800          50,400
                       P.F. Changs China Bistro, Inc.+.............................          800          46,424
                       Sabre Holdings Corp.+.......................................        5,200         232,336
                       Sonic Corp.+................................................        1,500          57,000
                       Starbucks Corp.+............................................        9,800         232,946
                       Starwood Hotels & Resorts Worldwide, Inc....................        1,900          65,075
                                                                                                   -------------
                                                                                                      25,061,545
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 39.9%
                       Communication Equipment -- 4.4%
                       Advanced Fibre Communications, Inc.+........................      219,770       3,813,009
                       Computer Network Technology Corp.+..........................       42,410         907,998
                       Comverse Technology, Inc.+..................................      160,170       3,422,833
                       Emulex Corp.+...............................................       12,900         593,529
                       Enterasys Networks, Inc.+...................................       13,600         149,872
                       Globespan Virata, Inc.+.....................................       10,000         162,400
                       Intersil Holding Corp.......................................        5,200         154,544
                       Juniper Networks, Inc.+.....................................       12,100         185,372
                       Network Appliance, Inc.+....................................        5,400          96,930
                       ONI Systems Corp.+..........................................      507,200       2,875,824

---------------------
    122


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Communication Equipment (continued)
                       Openwave Systems, Inc.+.....................................        4,600   $      29,762
                       RF Micro Devices, Inc.+.....................................          900          16,479
                       SBA Communications Corp.+...................................       40,650         282,518
                       Symbol Technologies, Inc....................................        6,800         105,400

                       Computers & Business Equipment -- 0.0%
                       Palm, Inc.+.................................................        4,800          17,952
                       StorageNetworks, Inc.+......................................       19,300          99,202

                       Computer Services -- 0.8%
                       DST Systems, Inc.+..........................................       50,500       2,205,840
                       Netscreen Technologies Insurance+...........................          250           5,112

                       Computer Software -- 5.2%
                       Adobe Systems, Inc..........................................        8,400         283,080
                       BEA Systems, Inc.+..........................................       91,400       1,657,082
                       Citrix Systems, Inc.+.......................................      484,060       8,340,354
                       Legato Systems, Inc.+.......................................       19,000         266,000
                       McDATA Corp., Class A+......................................        9,800         243,040
                       Mercury Interactive Corp.+..................................        2,200          83,820
                       Peoplesoft, Inc.+...........................................        4,000         129,960
                       Rational Software Corp.+....................................      160,600       3,770,888
                       TIBCO Software, Inc.+.......................................        1,500          24,015
                       VERITAS Software Corp.+.....................................        6,000         255,300

                       Electronics -- 0.4%
                       Alpha Industries, Inc.+.....................................        8,600         181,116
                       ASM International NV+.......................................        2,000          37,760
                       Micrel, Inc.+...............................................        3,200          75,520
                       Microchip Technology, Inc.+.................................        4,000         150,760
                       PerkinElmer, Inc............................................        2,500          73,750
                       QLogic Corp.+...............................................        4,100         200,613
                       Tandberg ASA+...............................................        6,000          70,184
                       Waters Corp.+...............................................        3,700         128,020
                       Zarlink Semiconductor, Inc.+................................       13,600         140,488

                       Internet Content -- 1.1%
                       CNET Networks, Inc.+........................................      452,435       2,737,232
                       Switchboard, Inc.+..........................................      111,880         537,024

                       Internet Software -- 13.7%
                       Akamai Technologies, Inc.+..................................      393,900       1,815,879
                       ePresence, Inc.+............................................       47,700         193,185
                       Internap Network Services Corp.+............................      667,580         741,014
                       Internet Security Systems, Inc.+............................       60,404       2,471,732
                       Netegrity, Inc.+............................................       14,500         226,925
                       Networks Associates, Inc.+..................................        3,000          89,970
                       RSA Security, Inc.+.........................................       73,717         826,367
                       S1 Corp.+...................................................      335,312       5,301,283
                       VeriSign, Inc.+.............................................      907,701      28,011,653
                       WebMethods, Inc.+...........................................        9,370         221,132

                       Software -- 6.9%
                       Cadence Design Systems, Inc.+...............................        3,400          80,580
                       Checkfree Corp.+............................................      559,125       8,101,721
                       CSG Systems International, Inc.+............................      316,330      11,739,006
                       SunGard Data Systems, Inc.+.................................       10,200         305,898

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 7.4%
                       Amdocs, Ltd.+...............................................       34,100   $   1,236,125
                       American Tower Corp., Class A+..............................      676,010       3,488,212
                       Aware, Inc.+................................................       17,400         127,368
                       Cable Design Technologies Corp.+............................      183,020       2,342,656
                       CIENA Corp.+................................................      437,200       5,552,440
                       General Motors Corp., Class H...............................      512,400       8,044,680
                       Tekelec, Inc.+..............................................       50,200         711,836
                       Time Warner Telecom, Inc., Class A+.........................       14,700         192,864
                                                                                                   -------------
                                                                                                     116,333,108
                                                                                                   -------------
                       MATERIALS -- 1.9%
                       Forest Products
                       Willamette Industries, Inc. ................................      101,400       5,622,630
                                                                                                   -------------
                       UTILITIES -- 0.1%
                       Electric Utilities
                       Reliant Resources, Inc.+....................................       10,220         143,591
                       UtiliCorp United, Inc. .....................................        3,241          75,224
                                                                                                   -------------
                                                                                                         218,815
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $379,820,434)......................                  286,557,251
                                                                                                   -------------

                                         PREFERRED STOCK -- 0.1%
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE -- 0.1%
                       Health Services
                       Fresenius Medical Care (cost $122,123)......................        2,700         112,643
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $379,942,557).............                  286,669,894
                                                                                                   -------------

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 2.4%                     AMOUNT
                       -----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS
                       Federal National Mortgage Association Discount Notes 1.83%
                         due 02/01/02 (cost $7,000,000)............................   $7,000,000       7,000,000
                                                                                                   -------------

                       TOTAL INVESTMENTS -- (cost $386,942,557)     100.8%                                       293,669,894
                       Liabilities in excess of other assets --      (0.8)                                       (2,227,914)
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 291,441,980
                                                                    ======                                     =============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------
    124

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 84.7%                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.1%
                       Apparel & Textiles -- 2.1%
                       Coach, Inc.+................................................       106,400    $  4,910,360
                       Talbots, Inc. ..............................................        37,700       1,353,430

                       Automotive -- 1.6%
                       American Axle & Manufacturing Holdings, Inc.+...............       167,300       4,517,100

                       Retail -- 4.4%
                       American Eagle Outfitters, Inc.+............................        50,450       1,283,448
                       Barnes & Noble, Inc.+.......................................        64,700       2,252,207
                       Stage Stores, Inc.+.........................................       122,100       3,272,280
                       The Yankee Candle, Inc.+....................................       128,700       2,644,785
                       Too, Inc.+..................................................        55,100       1,499,822
                       Williams-Sonoma, Inc.+......................................        46,200       2,125,200
                                                                                                     -------------
                                                                                                       23,858,632
                                                                                                     -------------
                       CONSUMER STAPLES -- 0.5%
                       Food, Beverage & Tobacco -- 0.4%
                       Constellation Brands, Inc., Class A+........................        23,000       1,101,010

                       Household Products -- 0.1%
                       Elizabeth Arden, Inc.+......................................        44,000         442,640
                                                                                                     -------------
                                                                                                        1,543,650
                                                                                                     -------------
                       EDUCATION -- 2.1%
                       Education
                       Apollo Group, Inc., Class A+................................        32,800       1,530,120
                       Career Education Corp.+.....................................        76,000       2,508,000
                       Princeton Review, Inc.+.....................................       276,400       2,211,200
                                                                                                     -------------
                                                                                                        6,249,320
                                                                                                     -------------
                       ENERGY -- 2.4%
                       Energy Services -- 1.4%
                       Diamond Offshore Drilling, Inc..............................        73,200       2,106,696
                       Grant Prideco, Inc.+........................................        75,000         708,750
                       Weatherford International, Inc.+............................        34,700       1,335,603

                       Energy Sources -- 1.0%
                       Globalsantafe Corp. ........................................        53,200       1,510,880
                       Nabors Industries, Inc.+....................................        50,900       1,593,679
                                                                                                     -------------
                                                                                                        7,255,608
                                                                                                     -------------
                       FINANCE -- 8.1%
                       Banks -- 3.5%
                       Hibernia Corp., Class A.....................................       274,300       4,920,942
                       National City Corp. ........................................        98,800       2,778,256
                       Northern Trust Corp. .......................................        46,500       2,715,135

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 4.6%
                       Charles Schwab Corp.+.......................................       353,400    $  5,078,358
                       Instinet Group, Inc.+.......................................       135,500       1,159,880
                       Morgan Stanley, Dean Witter & Co. ..........................        43,200       2,376,000
                       USA Education, Inc. ........................................        56,100       5,049,000
                                                                                                     -------------
                                                                                                       24,077,571
                                                                                                     -------------
                       HEALTHCARE -- 12.3%
                       Drugs -- 4.1%
                       Biovail Corp.+..............................................        68,400       3,213,432
                       Cephalon, Inc.+.............................................        48,400       3,174,072
                       IDEC Pharmaceuticals Corp.+.................................        71,300       4,239,498
                       InterMune, Inc.+............................................        34,600       1,470,500

                       Health Services -- 3.6%
                       Caremark Rx, Inc.+..........................................       156,700       2,585,550
                       Dentsply International, Inc.................................        91,000       4,499,950
                       Transkaryotic Therapies, Inc.+..............................        48,600       1,888,110
                       Trigon Healthcare, Inc.+....................................        21,800       1,602,954

                       Medical Products -- 4.6%
                       Abbott Laboratories, Inc. ..................................        65,800       3,796,660
                       Johnson & Johnson Co. ......................................        51,240       2,946,813
                       Myriad Genetics, Inc.+......................................        42,200       1,789,280
                       St. Jude Medical, Inc.+.....................................        65,400       5,186,220
                                                                                                     -------------
                                                                                                       36,393,039
                                                                                                     -------------
                       INDUSTRIAL & COMMERCIAL -- 14.1%
                       Aerospace & Military Technology -- 1.9%
                       L-3 Communications Holding, Inc.+...........................        33,800       3,465,176
                       Northrop Grumman Corp. .....................................        19,700       2,198,717

                       Business Services -- 7.2%
                       Affiliated Computer Services, Inc., Class A+................        37,000       3,539,050
                       Mobile Mini, Inc.+..........................................        12,300         458,667
                       Paychex, Inc. ..............................................        85,150       3,125,005
                       Republic Services, Inc., Class A+...........................       105,900       1,842,660
                       SonicWALL, Inc.+............................................        96,300       1,879,776
                       Waste Connections, Inc.+....................................       194,600       5,254,200
                       Waste Management, Inc. .....................................       181,700       5,236,594

                       Multi-Industry -- 0.9%
                       Donaldson Co., Inc. ........................................        72,500       2,683,225

                       Transportation -- 4.1%
                       Arkansas Best Corp.+........................................       111,500       3,366,185
                       Heartland Express, Inc.+....................................        77,300       2,709,365
                       Landstar Systems, Inc.+.....................................        39,600       3,437,676
                       Offshore Logistics, Inc.+...................................        65,200       1,083,624
                       RailWorks Corp.+............................................       336,500          40,380
                       Werner Enterprises, Inc. ...................................        52,400       1,525,364
                                                                                                     -------------
                                                                                                       41,845,664
                                                                                                     -------------
                       INFORMATION & ENTERTAINMENT -- 11.7%
                       Broadcasting & Media -- 5.3%
                       Clear Channel Communications, Inc.+.........................        77,510       3,568,560
                       EchoStar Communications Corp., Class A+.....................       114,700       3,131,310
                       Fox Entertainment Group, Inc., Class A+.....................       131,300       2,763,865
                       Martha Stewart Living Omnimedia, Inc., Class A+.............        80,300       1,264,725

---------------------
    126


                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Mesa Air Group, Inc.+.......................................       138,600    $  1,265,418
                       Westwood One, Inc.+.........................................       122,000       3,769,800

                       Leisure & Tourism -- 6.4%
                       Atlantic Coast Airlines Holdings, Inc.+.....................       101,200       2,767,820
                       International Game Technology, Inc.+........................        73,500       4,836,300
                       McDonald's Corp. ...........................................       122,400       3,326,832
                       Royal Caribbean Cruises, Ltd. ..............................        74,800       1,350,888
                       Skywest, Inc. ..............................................       100,900       2,764,660
                       Southwest Airlines Co. .....................................       200,000       3,788,000
                                                                                                     -------------
                                                                                                       34,598,178
                                                                                                     -------------
                       INFORMATION TECHNOLOGY -- 23.2%
                       Communication Equipment -- 2.3%
                       Openwave Systems, Inc.+.....................................        68,000         439,960
                       QUALCOMM, Inc.+.............................................        68,600       3,027,318
                       SeaChange International, Inc.+..............................        41,000       1,166,450
                       Symbol Technologies, Inc.+..................................       144,800       2,244,400

                       Computers & Business Equipment -- 1.4%
                       Concurrent Computer Corp.+..................................       300,000       4,248,000

                       Computer Services -- 2.8%
                       Brocade Communications Systems, Inc.+.......................       171,000       6,224,400
                       Netscreen Technologies Insurance+...........................        96,300       1,969,335

                       Computer Software -- 6.3%
                       i2 Technologies, Inc.+......................................       120,600         896,058
                       Intuit, Inc.+...............................................       114,600       4,498,050
                       J.D. Edwards & Co.+.........................................       224,600       3,490,284
                       McDATA Corp., Class A+......................................       105,800       2,623,840
                       Omnicell, Inc.+.............................................       225,400       1,773,898
                       Siebel Systems, Inc.+.......................................        87,500       3,096,625
                       VERITAS Software Corp.+.....................................        49,100       2,089,205

                       Electronics -- 4.5%
                       ATMI, Inc.+.................................................       146,800       4,335,004
                       Microtune, Inc.+............................................       174,800       3,770,436
                       QLogic Corp.+...............................................        72,700       3,557,211
                       TriQuint Semiconductor, Inc.+...............................       158,400       1,743,984

                       Internet Content -- 0.8%
                       Check Point Software Technologies, Ltd.+....................        66,800       2,438,200

                       Internet Software -- 2.5%
                       Entrade, Inc.+(1)(2)........................................        46,000          28,980
                       Interwoven, Inc.+...........................................       143,200       1,025,312
                       MatrixOne, Inc.+............................................       113,700       1,674,801
                       Networks Associates, Inc.+..................................       150,000       4,498,500

                       Telecommunications -- 2.6%
                       Amdocs, Ltd.+...............................................        95,100       3,447,375
                       General Motors Corp., Class H...............................       136,900       2,149,330
                       WorldCom, Inc.+.............................................       217,800       2,188,890
                                                                                                     -------------
                                                                                                       68,645,846
                                                                                                     -------------
                       MATERIALS -- 1.4%
                       Chemicals -- 1.3%
                       Georgia Gulf Corp...........................................       195,800       3,896,420

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 0.1%
                       Global Industries., Inc.+...................................        20,200    $    170,084
                                                                                                     -------------
                                                                                                        4,066,504
                                                                                                     -------------
                       UTILITIES -- 0.8%
                       Gas & Pipeline Utilities
                       American Water Works, Inc...................................        52,100       2,242,905
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $253,350,059).............                   250,776,917
                                                                                                     -------------

                                                                                                  PRINCIPAL
                                       REPURCHASE AGREEMENT -- 12.1%                               AMOUNT
                       ------------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       State Street Bank & Trust Co. Joint Repurchase Agreement (Note 3) (cost
                         $35,847,000).........................................................   $35,847,000       35,847,000
                                                                                                                -------------
                       TOTAL INVESTMENTS --
                         (cost $289,197,059)                                    96.8%                             286,623,917
                       Other assets less liabilities --                          3.2                                9,365,126
                                                                               ---                               ------------
                       NET ASSETS --                                           100.0%                           $ 295,989,043
                                                                               ---                               ------------
                                                                               ---                               ------------

              -----------------------------

                        +   Non-income producing securities
                       ADR -- American Depository Receipt
                       (1)  Fair valued security; See Note 2
                       (2)  At January 31, 2002, the Portfolio held restricted
                            securities amounting to 0.01% of net assets. The Portfolio will not bear any cost including those involved in
                            registration under the Securities Act of 1933, in connection with the disposition of the security.

                                        DATE OF               VALUATION AS OF
                        DESCRIPTION   ACQUISITION  UNIT COST  JANUARY 31, 2002
                       -------------  -----------  ---------  ----------------
                       Entrade, Inc.   12/21/99     $32.00         $.630

              See Notes to Financial Statements

---------------------
    128

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH OPPORTUNITIES
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 86.3%                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 10.8%
                       Apparel & Textiles -- 0.9%
                       Foot Locker, Inc.+..........................................       20,500    $    317,750

                       Retail -- 9.9%
                       Bed Bath & Beyond, Inc.+....................................       15,000         518,700
                       BJ's Wholesale Club, Inc.+..................................       20,000         951,000
                       Brinker International, Inc.+................................       15,000         506,400
                       Family Dollar Stores, Inc. .................................        7,500         252,975
                       Gap, Inc. ..................................................       50,000         720,000
                       Ross Stores, Inc............................................       15,100         548,583
                                                                                                    ------------
                                                                                                       3,815,408
                                                                                                    ------------
                       ENERGY -- 4.5%
                       Energy Services -- 3.2%
                       ENSCO International, Inc. ..................................       30,000         714,000
                       Patterson-UTI Energy, Inc. .................................       18,800         407,584

                       Energy Sources -- 1.3%
                       Nabors Industries, Inc.+....................................       15,000         469,650
                                                                                                    ------------
                                                                                                       1,591,234
                                                                                                    ------------
                       FINANCE -- 4.5%
                       Banks -- 2.9%
                       First Tennessee National Corp. .............................       30,100       1,027,012

                       Financial Services -- 1.6%
                       Gladstone Capital Corp. ....................................       11,000         197,890
                       Lehman Brothers Holdings, Inc. .............................        5,400         349,758
                                                                                                    ------------
                                                                                                       1,574,660
                                                                                                    ------------
                       HEALTHCARE -- 17.7%
                       Drugs -- 7.6%
                       Cephalon, Inc.+.............................................        2,300         150,834
                       CuraGen Corp. ..............................................       30,100         490,630
                       Forest Labs, Inc.+..........................................        6,300         522,270
                       IDEC Pharmaceuticals Corp.+.................................       15,100         897,846
                       Teva Pharmaceutical Industries, Ltd. -- ADR.................       10,000         620,000

                       Health Services -- 2.5%
                       Cerner Corp.+...............................................        5,000         242,000
                       Charles River Laboratories International, Inc.+.............       10,200         311,610
                       Patterson Dental Co.+.......................................        8,200         329,558

                       Medical Products -- 7.6%
                       Abbott Laboratories, Inc. ..................................        9,000         519,300
                       Genvec, Inc.+...............................................        5,700          19,095
                       Genzyme Corp.-Genzyme Biosurgery Division...................          221           1,328
                       Immunex Corp.+..............................................       25,000         698,750
                       Integra Lifesciences Corp. .................................       20,100         623,301
                       MedImmune, Inc.+............................................       13,800         584,706
                       Serono SA ADR+..............................................       12,300         247,230
                                                                                                    ------------
                                                                                                       6,258,458
                                                                                                    ------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 6.8%
                       Business Services -- 3.0%
                       Retek, Inc.+................................................       43,900    $  1,060,185

                       Machinery -- 1.6%
                       Kulicke & Soffa Industries, Inc.+...........................       35,100         577,395

                       Transportation -- 2.2%
                       Hunt (JB) Transport Services., Inc. ........................       15,000         416,850
                       Knight Transportation, Inc.+................................       15,000         352,500
                                                                                                    ------------
                                                                                                       2,406,930
                                                                                                    ------------
                       INFORMATION & ENTERTAINMENT -- 3.0%
                       Broadcasting & Media -- 1.2%
                       EchoStar Communications Corp., Class A+.....................       15,000         409,500
                       Leisure & Tourism -- 1.8%
                       Darden Restaurants, Inc. ...................................        7,500         309,000
                       Tricon Global Restaurants, Inc.+............................        6,000         334,800
                                                                                                    ------------
                                                                                                       1,053,300
                                                                                                    ------------
                       INFORMATION TECHNOLOGY -- 38.1%
                       Communication Equipment -- 6.5%
                       Cypress Semiconductor Corp. ................................       15,000         330,363
                       Emulex Corp.+...............................................       10,000         460,100
                       Extreme Networks, Inc. .....................................       30,200         420,988
                       Inrange Technologies Corp., Class B+........................       15,000         198,150
                       Network Appliance, Inc.+....................................       37,700         676,715
                       Photon Dynamics, Inc.+......................................        5,000         200,700

                       Computers & Business Equipment -- 2.1%
                       EMC Corp.+..................................................       15,100         247,640
                       FutureLink Corp.+...........................................        1,057               8
                       XM Satellite Radio Holdings, Inc.+..........................       45,200         513,472

                       Computer Services -- 2.1%
                       Brocade Communications Systems, Inc.+.......................       20,000         728,000

                       Computer Software -- 9.3%
                       J.D. Edwards & Co.+.........................................       30,000         466,200
                       Legato Systems, Inc.+.......................................       30,000         420,000
                       Siebel Systems, Inc.+.......................................       35,500       1,256,345
                       VERITAS Software Corp.+.....................................       14,100         599,955
                       Xilinx, Inc.+...............................................       12,600         546,210

                       Electronics -- 10.7%
                       Atmel Corp. ................................................       81,400         626,780
                       Conexant Systems, Inc.+.....................................       60,200         785,008
                       Lam Research Corp.+.........................................       15,100         351,226
                       Marvell Technology Group, Ltd. .............................       20,000         802,800
                       QLogic Corp.+...............................................       15,000         733,950
                       Vitesse Semiconductor Corp.+................................       37,600         475,640

                       Internet Content -- 1.6%
                       Check Point Software Technologies, Ltd.+....................       15,100         551,150

                       Internet Software -- 3.4%
                       Networks Associates, Inc.+..................................       40,000       1,199,600

---------------------
    130


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 2.4%
                       AT&T Corp. .................................................       15,100    $    267,270
                       Viasat, Inc. ...............................................       20,000         263,000
                       WorldCom, Inc.+.............................................       30,100         302,505
                                                                                                    ------------
                                                                                                      13,423,775
                                                                                                    ------------
                       UTILITIES -- 0.9%
                       Telephone
                       Sprint Corp.................................................       18,100         320,369
                                                                                                    ------------
                       TOTAL INVESTMENT SECURITIES (cost $30,574,696)..............                   30,444,134
                                                                                                    ------------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 19.4%                                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)
                         (cost $6,825,000).........................................   $6,825,000       6,825,000
                                                                                                    ------------

                       TOTAL INVESTMENTS --
                         (cost $37,399,696)                          105.7%                                       37,269,134
                       Liabilities in excess of other assets --       (5.7)                                       (2,009,329)
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 35,259,805
                                                                     ======                                     ============

              -----------------------------
              + Non-income producing securities
              ADR -- American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MARSICO GROWTH PORTFOLIO            INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 79.9%                                            SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 20.0%
                       Automotive -- 6.3%
                       Bayerische Motoren Werke (BMW) AG...........................       23,870   $    878,917
                       Ford Motor Co. .............................................       20,080        307,224

                       Housing -- 0.8%
                       Lennar Corp.................................................        2,900        160,805

                       Retail -- 12.9%
                       Costco Wholesale Corp.+.....................................        9,438        434,148
                       Home Depot, Inc. ...........................................        9,640        482,868
                       Lowe's Cos., Inc. ..........................................        6,454        297,336
                       Tiffany & Co. ..............................................       22,577        805,999
                       Wal-Mart Stores, Inc. ......................................        6,790        407,264
                                                                                                   ------------
                                                                                                      3,774,561
                                                                                                   ------------
                       CONSUMER STAPLES -- 4.2%
                       Food, Beverage & Tobacco
                       Anheuser-Busch Cos., Inc. ..................................        6,640        313,873
                       PepsiCo, Inc. ..............................................        9,358        468,742
                                                                                                   ------------
                                                                                                        782,615
                                                                                                   ------------
                       FINANCE -- 12.1%
                       Financial Services
                       Citigroup, Inc. ............................................       11,503        545,242
                       Goldman Sachs Group, Inc. ..................................        4,202        365,490
                       Lehman Brothers Holdings, Inc. .............................        8,094        524,248
                       USA Education, Inc. ........................................        9,328        839,520
                                                                                                   ------------
                                                                                                      2,274,500
                                                                                                   ------------
                       HEALTHCARE -- 17.2%
                       Health Services -- 13.7%
                       Tenet Healthcare Corp.+.....................................       21,034      1,341,759
                       UnitedHealth Group, Inc. ...................................       16,648      1,237,778

                       Medical Products -- 3.5%
                       Johnson & Johnson Co. ......................................        7,926        455,824
                       Quest Diagnostics, Inc.+....................................        2,898        200,803
                                                                                                   ------------
                                                                                                      3,236,164
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 8.3%
                       Aerospace & Military Technology -- 6.2%
                       General Dynamics Corp. .....................................        4,958        444,039
                       Lockheed Martin Corp. ......................................       13,618        721,345

                       Business Services -- 2.1%
                       FedEx Corp.+................................................        7,500        401,625
                                                                                                   ------------
                                                                                                      1,567,009
                                                                                                   ------------

---------------------
    132


                       COMMON STOCK (CONTINUED)                                         SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 7.2%
                       Leisure & Tourism
                       Four Seasons Hotels, Inc. ..................................        9,096   $    400,133
                       MGM Mirage, Inc.+...........................................       13,888        452,193
                       Southwest Airlines Co. .....................................       26,890        509,297
                                                                                                   ------------
                                                                                                      1,361,623
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 8.8%
                       Computers & Business Equipment -- 2.8%
                       Cisco Systems, Inc.+........................................       26,542        525,532

                       Computer Software -- 5.2%
                       Microsoft Corp.+............................................       10,198        649,715
                       Siebel Systems, Inc.+.......................................        9,352        330,967

                       Electronics -- 0.8%
                       Applied Materials, Inc.+....................................        3,548        154,870
                                                                                                   ------------
                                                                                                      1,661,084
                                                                                                   ------------
                       U.S. GOVERNMENT AGENCIES -- 2.1%
                       U.S. Government Agencies
                       Fannie Mae..................................................        4,898        396,493
                                                                                                   ------------
                       TOTAL COMMON STOCK (cost $13,659,417).......................                  15,054,049
                                                                                                   ------------

                                                       PREFERRED STOCK -- 0.8%
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.8%
                       Automotive
                       Porsche AG (cost $127,339)..................................          358        144,580
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $13,786,756)..............                  15,198,629
                                                                                                   ------------

                                                                                      PRINCIPAL
                                                    SHORT-TERM SECURITIES -- 17.5%      AMOUNT
                       ----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS
                       Federal Home Loan Mortgage Discount Notes 1.83% due 2/01/02
                         (cost $3,300,000).........................................   $3,300,000      3,300,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $17,086,756)                            98.2%                                       18,498,629
                       Other assets less liabilities --                 1.8                                           330,240
                                                                      ------                                     ------------
                       NET ASSETS --                                  100.0%                                     $ 18,828,869
                                                                      ======                                     ============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH AND
    INCOME PORTFOLIO                    INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 90.1%                                            SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 1.6%
                       BHP Billiton, Ltd. (Energy).................................       297,600    $   1,688,704
                       Westpac Banking Corp., Ltd. (Finance)+......................       393,800        3,157,997
                                                                                                     -------------
                                                                                                         4,846,701
                                                                                                     -------------
                       BELGIUM -- 0.2%
                       Interbrew (Consumer Staples)................................        26,800          690,877
                                                                                                     -------------
                       BERMUDA -- 0.4%
                       XL Capital Ltd., Class A (Finance)..........................        14,600        1,286,552
                                                                                                     -------------
                       BRAZIL -- 0.5%
                       Petroleo Brasileiro SA-ADR (Energy)+........................        66,400        1,391,080
                                                                                                     -------------
                       CANADA -- 2.4%
                       Alberta Energy Co., Ltd. (Energy)+..........................        19,000          743,530
                       Celestica, Inc. (Information Technology)+...................        31,000        1,310,490
                       National Bank of Canada (Finance)...........................       136,525        2,572,708
                       Toronto-Dominion Bank (Finance).............................        88,202        2,360,179
                                                                                                     -------------
                                                                                                         6,986,907
                                                                                                     -------------
                       DENMARK -- 1.6%
                       Danske Bank (Finance).......................................       139,200        2,117,521
                       Novo Nordisk A/S, Class B (Healthcare)......................        38,300        1,369,052
                       Tele Danmark A/S (Utilities)................................        39,100        1,259,693
                                                                                                     -------------
                                                                                                         4,746,266
                                                                                                     -------------
                       FINLAND -- 3.1%
                       Nokia Oyj (Information Technology)..........................       140,499        3,227,134
                       Sampo Insurance Co., Ltd., Class A (Finance)................       287,900        2,243,850
                       UPM-Kymmene Oyj (Materials).................................       103,220        3,522,155
                                                                                                     -------------
                                                                                                         8,993,139
                                                                                                     -------------
                       FRANCE -- 10.1%
                       Accor SA (Information & Entertainment)......................        29,584        1,042,283
                       AXA (Finance)...............................................        74,700        1,377,511
                       BNP Paribas (Finance)+......................................        49,700        4,612,379
                       Compagnie de Saint-Gobain (Materials).......................         9,700        1,379,477
                       Compagnie Francaise d' Etudes de Construction Technip
                         (Industrial & Commercial).................................        10,500        1,257,757
                       Groupe Danone (Consumer Staples)............................         7,794          897,450
                       Lafarge SA (Materials)+.....................................        23,200        1,965,666
                       Orange SA (Information Technology)+.........................        85,900          629,632
                       PSA Peugeot Citroen SA (Consumer Discretionary)+............        58,800        2,315,645
                       Sanofi-Synthelabo SA (Healthcare)...........................        20,400        1,363,812
                       Schneider Electric SA (Industrial & Commercial).............        36,387        1,641,536
                       Societe Generale, Class A (Finance).........................        47,224        2,775,643

---------------------
    134

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       Total Fina SA, Class B (Energy).............................        51,583    $   7,220,586
                       Vivendi Environnement (Industrial & Commercial).............        36,500        1,204,081
                                                                                                     -------------
                                                                                                        29,683,458
                                                                                                     -------------
                       GERMANY -- 6.7%
                       Allianz AG (Finance)........................................        11,950        2,685,248
                       BASF AG (Materials).........................................        61,100        2,362,120
                       Bayerische Hypo-und Vereinsbank (Finance)+..................        59,866        1,830,851
                       Bayerische Motoren Werke (BMW) AG (Consumer
                         Discretionary)............................................        91,300        3,361,757
                       Deutsche Lufthansa AG (Information & Entertainment).........        86,400        1,260,655
                       Deutsche Telekom (Information Technology)...................       138,200        2,036,653
                       E. On AG (Utilities)........................................        63,106        3,222,167
                       Epcos (Information Technology)..............................        12,100          476,623
                       Muenchener Rueckversicherungs-Gesellschaft (Finance)........         7,208        1,709,498
                       RWE AG (Utilities)..........................................        17,800          661,838
                                                                                                     -------------
                                                                                                        19,607,410
                                                                                                     -------------
                       HONG KONG -- 0.4%
                       CLP Holdings, Ltd. (Utilities)..............................       343,700        1,326,432
                                                                                                     -------------
                       IRELAND -- 1.0%
                       Allied Irish Banks PLC (Finance)............................       128,700        1,476,402
                       CRH PLC (Industrial & Commercial)...........................        93,778        1,467,424
                                                                                                     -------------
                                                                                                         2,943,826
                                                                                                     -------------
                       ITALY -- 2.8%
                       ENI SPA (Energy)............................................       152,653        1,982,050
                       IntesaBCI SpA (Finance).....................................       564,082        1,473,536
                       Saipem SpA (Energy).........................................       286,400        1,464,316
                       San Paolo-IMI SPA (Finance).................................       200,668        1,934,709
                       Snam Rete Gas SpA (Energy)+.................................       558,100        1,510,662
                                                                                                     -------------
                                                                                                         8,365,273
                                                                                                     -------------
                       JAPAN -- 11.4%
                       Acom Co., Ltd. (Finance)....................................        61,900        3,693,455
                       Canon, Inc. (Information & Entertainment)...................        41,000        1,342,458
                       Chubu Electric Power Co., Inc. (Utilities)..................       140,200        2,237,762
                       Daiichi Pharmaceutical Co., Ltd. (Healthcare)...............        65,000        1,248,368
                       Fast Retailing Co., Ltd. (Consumer Discretionary)...........        29,500        1,394,966
                       Fuji Software ABC, Inc. (Information Technology)............        41,800        1,359,299
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............        62,700        2,487,891
                       Kao Corp. (Consumer Staples)................................       134,000        2,458,624
                       Matsushita Electric Industrial Co., Ltd.
                         (Information & Entertainment).............................       119,400        1,530,849
                       Mitsui Marine & Fire Co., Ltd. (Finance)....................       154,000          699,504
                       Nikko Securities Co., Ltd. (Finance)........................       322,000        1,126,370
                       NTT DoCoMo, Inc. (Information Technology)...................           192        2,004,848
                       Omron Corp. (Information Technology)........................           200            2,424
                       Orix Corp. (Finance)........................................        46,600        3,705,061
                       Rohm Co., Ltd. (Information Technology).....................        14,200        1,852,381
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................        18,000          264,479
                       Takeda Chemical Industries, Ltd. (Healthcare)...............        15,000          594,070
                       Tokio Marine & Fire Insurance Co., Ltd. (Finance)...........       106,000          746,329
                       Toyota Motor Corp. (Consumer Discretionary).................       153,100        3,939,549
                       Yasuda Fire & Marine Insurance Co., Ltd. (Finance)..........       147,000          740,071
                                                                                                     -------------
                                                                                                        33,428,758
                                                                                                     -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       NETHERLANDS -- 4.4%
                       ABN AMRO Holding NV (Finance)+..............................        41,166    $     712,077
                       Fortis (Finance)+...........................................       110,950        2,552,234
                       ING Groep NV (Finance)......................................       113,538        2,839,089
                       Royal Dutch Petroleum Co. NV (Energy).......................       139,800        6,895,470
                                                                                                     -------------
                                                                                                        12,998,870
                                                                                                     -------------
                       PORTUGAL -- 1.1%
                       Portugal Telecom SA (Information Technology)+...............       425,000        3,159,001
                                                                                                     -------------
                       SINGAPORE -- 1.3%
                       DBS Group Holdings, Ltd. (Finance)..........................           244            1,967
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............           172            1,209
                       Singapore Airlines, Ltd. (Information & Entertainment)+.....       289,000        2,030,611
                       United Overseas Bank, Ltd. (Finance)........................       221,000        1,793,567
                                                                                                     -------------
                                                                                                         3,827,354
                                                                                                     -------------
                       SOUTH KOREA -- 1.9%
                       Pohang Iron & Steel Co., Ltd. (Materials)...................        17,300        1,697,762
                       Samsung Electronics Co. (Information Technology)............        16,620        3,814,197
                                                                                                     -------------
                                                                                                         5,511,959
                                                                                                     -------------
                       SPAIN -- 1.7%
                       Banco Bilbao Vizcaya Argentaria SA (Finance)................        64,200          728,205
                       Endesa SA (Utilities).......................................       132,100        1,912,703
                       Telefonica SA (Information Technology)+.....................       195,500        2,293,106
                                                                                                     -------------
                                                                                                         4,934,014
                                                                                                     -------------
                       SWEDEN -- 1.8%
                       Atlas Copco AB, Class B (Industrial & Commercial)+..........        65,332        1,436,575
                       Svenska Cellulosa AB, Class B (Materials)...................        35,900        1,026,724
                       Svenska Handelsbanken AB, Series A (Finance)................        50,400          718,346
                       Telefonaktiebolaget LM Ericsson AB (Information
                         Technology)...............................................       461,010        1,997,156
                                                                                                     -------------
                                                                                                         5,178,801
                                                                                                     -------------
                       SWITZERLAND -- 8.0%
                       Adecco SA (Industrial & Commercial).........................        14,200          739,781
                       Converium Holdings (Finance)+...............................        25,500        1,157,135
                       Credit Suisse Group (Finance)+..............................        79,900        3,056,272
                       Nestle SA (Consumer Staples)+...............................        28,838        6,224,270
                       Novartis AG (Healthcare)....................................       130,500        4,452,746
                       Richemont Cie Fin (Consumer Discretionary)..................       141,200        2,776,520
                       Swiss Reinsurance (Finance).................................        25,699        2,317,380
                       Swisscom AG (Information Technology)........................         4,700        1,350,748
                       UBS AG (Finance)............................................        29,858        1,346,207
                                                                                                     -------------
                                                                                                        23,421,059
                                                                                                     -------------
                       TAIWAN -- 1.4%
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................       648,248        1,623,403
                       United Microelectronics Corp. (Information Technology)+.....     1,822,000        2,430,028
                                                                                                     -------------
                                                                                                         4,053,431
                                                                                                     -------------

---------------------
    136

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       UNITED KINGDOM -- 24.8%
                       Abbey National, PLC (Finance)...............................        87,100    $   1,275,447
                       AstraZeneca Group PLC (Healthcare)..........................        61,317        2,814,037
                       BAE Systems, PLC (Industrial & Commercial)..................       750,865        3,605,009
                       Barclays, PLC (Finance).....................................        41,924        1,321,956
                       BG Group, PLC (Energy)......................................       339,500        1,375,901
                       BP, PLC (Energy)............................................     1,301,487       10,071,309
                       British American Tobacco, PLC (Consumer Staples)............       358,900        3,142,177
                       Cadbury Schweppes, PLC (Consumer Staples)...................       210,000        1,266,230
                       Diageo, PLC (Consumer Staples)..............................       363,200        4,226,089
                       GlaxoSmithKline PLC (Healthcare)............................        64,520        1,538,826
                       Granada, PLC (Information & Entertainment)..................       909,115        1,585,446
                       GUS, PLC (Consumer Discretionary)+..........................        68,400          638,927
                       Hays, PLC (Industrial & Commercial).........................       444,000        1,210,057
                       HSBC Holdings, PLC (Finance)+...............................       317,426        3,554,522
                       Lloyds TSB Group, PLC (Finance).............................       138,000        1,475,165
                       Misys, PLC (Information Technology).........................       485,392        2,203,632
                       Rentokil Initial, PLC (Industrial & Commercial).............       390,100        1,447,386
                       Rio Tinto, PLC (Materials)..................................        91,500        1,795,980
                       Royal Bank of Scotland Group, PLC (Finance).................       160,800        4,053,123
                       Scottish & Southern Energy, PLC (Utilities).................       225,218        1,978,149
                       Scottish Power, PLC (Utilities).............................       225,848        1,368,167
                       Severn Trent Water, PLC (Utilities)+........................       193,949        1,988,336
                       Shell Transport & Trading Co., PLC (Energy)+................       799,000        5,421,328
                       Six Continents, PLC (Industrial & Commercial)...............       159,800        1,620,193
                       Smiths Industries, PLC (Industrial & Commercial)............       169,100        1,633,297
                       South African Breweries, PLC (Consumer Staples).............       546,800        3,611,668
                       Standard Chartered, PLC (Finance)...........................       181,200        1,999,644
                       Tesco, PLC (Consumer Staples)+..............................       635,278        2,105,887
                       Vodafone Group, PLC (Information Technology)+...............     1,251,753        2,691,172
                                                                                                     -------------
                                                                                                        73,019,060
                                                                                                     -------------
                       UNITED STATES -- 1.5%
                       ACE, Ltd. (Finance).........................................       112,300        4,362,855
                                                                                                     -------------
                       TOTAL COMMON STOCK (cost $275,700,844)......................                    264,763,083
                                                                                                     -------------

                       WARRANTS -- 0.0%                                                WARRANTS
                       -------------------------------------------------------------------------------------------
                       FRANCE
                       Vivendi Environment 03/06/08 (Utilities)+ (cost $20,015)....        36,500           14,428
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $275,720,859).............                    264,777,511
                                                                                                     -------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 5.0%                                     AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         1.92%, dated 1/31/02, to be repurchased 2/01/02 in the
                         amount of $14,749,787 and collateralized by $15,195,000 of
                         Federal National Mortgage Association Notes, bearing
                         interest at 4.38%, due 10/15/06 and having an approximate
                         value of $14,955,208 (cost $14,749,000)...................   $14,749,000    $  14,749,000
                                                                                                     -------------

                       TOTAL INVESTMENTS --
                         (cost $290,469,859)                         95.1%                                      279,526,511
                       Other assets less liabilities --               4.9                                        14,521,867
                                                                    ------                                    -------------
                       NET ASSETS --                                100.0%                                     $294,048,378
                                                                    ======                                    =============

              -----------------------------

+ Non-income producing securities
ADR  --   American Depositary Receipt

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                           CONTRACT            IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER      EXCHANGE FOR      DATE      APPRECIATION
                       -------------------------------------------------------------
                       EUR* 9,167,900.00 USD  8,223,331.26 3/20/02     $ 361,206
                       GBP* 3,077,000.00 USD  4,360,109.00 3/20/02        27,124
                                                                       ----------
                                                                         388,330
                                                                       ----------
                                                                    GROSS UNREALIZED
                                                                      DEPRECIATION
                       -------------------------------------------------------------
                       USD* 8,136,511.25 EUR  9,167,900.00 3/20/02      (274,386)
                       USD* 4,421,464.38 GBP  3,077,000.00 3/20/02       (88,480)
                                                                       ----------
                                                                        (362,866)
                                                                       ----------
                                                                       $  25,464
                            Net Unrealized Appreciation...........
                                                                       ==========

              -----------------------------

* Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.
EUR  --   Euro
GBP  --   Pound Sterling
USD  --   United States Dollar

                      See Notes to Financial Statements

---------------------
    138

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 96.6%                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       BERMUDA -- 3.6%
                       Tyco International, Ltd. (Industrial & Commercial)..........     423,700    $ 14,893,055
                                                                                                   -------------
                       FINLAND -- 0.8%
                       Nokia Oyj (Information Technology)..........................     139,851       3,212,250
                                                                                                   -------------
                       FRANCE -- 5.5%
                       BNP Paribas (Finance)+......................................      92,815       8,613,640
                       Carrefour SA (Consumer Discretionary).......................      42,380       2,075,776
                       L'Oreal SA (Consumer Staples)...............................     112,125       7,592,302
                       Sanofi-Synthelabo SA (Healthcare)...........................      49,695       3,322,286
                       STMicroelectronics NV (Information Technology)..............      38,627       1,193,259
                                                                                                   -------------
                                                                                                     22,797,263
                                                                                                   -------------
                       GERMANY -- 0.2%
                       SAP AG (Information Technology).............................       5,570         769,866
                                                                                                   -------------
                       IRELAND -- 1.2%
                       CRH, PLC. (Industrial & Commercial).........................     321,404       4,916,047
                       CRH, PLC. (Dublin) (Industrial & Commercial)................      10,153         158,873
                                                                                                   -------------
                                                                                                      5,074,920
                                                                                                   -------------
                       ITALY -- 1.8%
                       Alleanza Assicurazioni S.p.A. (Finance).....................     482,227       4,744,624
                       ENI, S.p.A. (Energy)........................................     197,582       2,565,409
                                                                                                   -------------
                                                                                                      7,310,033
                                                                                                   -------------
                       JAPAN -- 13.0%
                       Canon, Inc. (Information & Entertainment)...................     279,000       9,135,260
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............     173,600       6,888,324
                       Ricoh Co., Ltd. (Information & Entertainment)...............     254,000       4,205,706
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................     387,800      12,784,457
                       SMC Corp. (Industrial & Commercial).........................      61,200       6,116,576
                       Takeda Chemical Industries, Ltd. (Healthcare)...............     364,000      14,416,111
                                                                                                   -------------
                                                                                                     53,546,434
                                                                                                   -------------
                       SINGAPORE -- 1.0%
                       Flextronics International, Ltd. (Information Technology)+...     181,000       4,018,200
                                                                                                   -------------
                       SOUTH KOREA -- 2.5%
                       Samsung Electronics Co. (Information Technology)............      45,790      10,508,550
                                                                                                   -------------
                       SPAIN -- 2.3%
                       Banco Bilbao Vizcaya Argentaria SA (Finance)................     820,221       9,303,569
                                                                                                   -------------
                       SWEDEN -- 0.5%
                       Atlas Copco AB, Class A (Industrial & Commercial)...........      88,830       2,074,047
                                                                                                   -------------
                       SWITZERLAND -- 1.3%
                       Credit Suisse Group (Finance)+..............................      40,934       1,565,775
                       Swiss Reinsurance (Finance).................................      44,478       4,010,757
                                                                                                   -------------
                                                                                                      5,576,532
                                                                                                   -------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                      SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       TAIWAN -- 0.4%
                       Hon Hai Precision Industry Co., Ltd. GDR (Information
                         Technology)...............................................      74,741    $    793,002
                       Hon Hai Precision Industry Co., Ltd. GDR (Information
                         Technology)+*.............................................      81,000         859,410
                                                                                                   -------------
                                                                                                      1,652,412
                                                                                                   -------------
                       UNITED KINGDOM -- 9.3%
                       AstraZeneca Group, PLC (Healthcare).........................      90,211       4,140,077
                       British Sky Broadcasting Group, PLC (Information &
                         Entertainment)+...........................................     960,458       9,086,962
                       Royal Bank of Scotland Group, PLC (Finance).................     497,028      12,528,083
                       Standard Chartered, PLC (Finance)...........................     178,172       1,966,229
                       Vodafone Group, PLC (Information Technology)+...............   4,928,849      10,596,644
                                                                                                   -------------
                                                                                                     38,317,995
                                                                                                   -------------
                       UNITED STATES -- 53.2%
                       AFLAC, Inc. (Finance).......................................     101,700       2,656,404
                       American Home Products Corp. (Healthcare)...................     145,500       9,408,030
                       American International Group, Inc. (Finance)#...............      86,468       6,411,602
                       AOL Time Warner, Inc. (Information & Entertainment)+........      73,950       1,945,625
                       Applied Materials, Inc. (Information Technology)+...........      40,000       1,746,000
                       Bank of America Corp. (Finance).............................     107,600       6,782,028
                       Bank One Corp. (Finance)....................................     123,800       4,642,500
                       Best Buy Co., Inc. (Consumer Discretionary)+................       5,400         399,600
                       Capital One Financial Corp. (Finance).......................     104,400       5,237,748
                       Cardinal Health, Inc. (Healthcare)..........................     142,300       9,378,993
                       Cendant Corp. (Consumer Goods)+.............................      61,800       1,028,006
                       Cisco Systems, Inc. (Information Technology)+...............     267,000       5,286,600
                       Citigroup, Inc. (Finance)...................................     421,030      19,956,822
                       Comcast Corp., Class A (Information & Entertainment)+.......     200,400       7,120,212
                       Concord EFS, Inc. (Industrial & Commercial)+................      72,800       2,122,120
                       Danaher Corp. (Industrial & Commercial).....................     125,600       8,005,744
                       Dynegy, Inc., Class A (Utilities)...........................     337,200       8,042,220
                       Electronic Data Systems Corp. (Information Technology)......     106,000       6,636,660
                       General Electric Co. (Industrial & Commercial)..............     315,200      11,709,680
                       Goldman Sachs Group, Inc. (Finance).........................      73,300       6,375,634
                       Harley-Davidson, Inc. (Consumer Discretionary)..............       7,400         421,800
                       Home Depot, Inc. (Consumer Discretionary)...................     123,250       6,173,593
                       Intel Corp. (Information Technology)........................      35,100       1,229,904
                       J.P. Morgan Chase & Co. (Finance)...........................     204,450       6,961,522
                       Kohl's Corp. (Consumer Discretionary)+......................     100,200       6,642,258
                       Liberty Media Corp. (Information & Entertainment)+..........     432,500       5,622,500
                       MBNA Corp. (Finance)........................................     379,287      13,275,045
                       Medtronic, Inc. (Healthcare)................................      61,500       3,030,105
                       Microsoft Corp. (Information Technology)+...................      84,100       5,358,011
                       Pfizer, Inc. (Healthcare)...................................     481,050      20,045,353
                       Sanmina Corp. (Information Technology)+.....................     188,100       2,761,308
                       Schering-Plough Corp. (Healthcare)..........................     126,700       4,102,546
                       United Technologies Corp. (Industrial & Commercial).........      58,300       4,006,959
                       Viacom, Inc., Class B (Information & Entertainment)+........     203,268       8,128,687
                       Wellpoint Health Networks, Inc., Class A (Healthcare)+......      55,200       7,004,328
                                                                                                   -------------
                                                                                                    219,656,147
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $440,860,185)......................                 398,711,273
                                                                                                   -------------

---------------------
    140

                                             WARRANTS -- 2.8%                          SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       NETHERLANDS
                       ABN Amro Bank/Taiwain Semiconductor (Finance) (cost
                         $10,954,779)..............................................   4,292,000    $ 11,735,937
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $451,814,964)                                99.4%                                410,447,210
                       Other assets less liabilities --                      0.6%                                  2,740,700
                                                                           ------                               -------------
                       NET ASSETS --                                       100.0%                               $413,187,910
                                                                           ======                               =============

              -----------------------------
              +  Non-income producing security.

              *  Resale restricted to qualified institutional buyers.

              # Security represents an investment in an affiliated company.

              GDR -- Global Depository Receipt.

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                  INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 71.4%                                            SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 1.8%
                       Amcor, Ltd. (Materials).....................................        23,899    $      90,975
                       AMP Diversified Property Trust (Real Estate)+...............        12,630           16,475
                       AMP, Ltd. (Finance).........................................        24,929          245,083
                       AMP, Inc. (Information Technology)..........................         8,021                0
                       Australia & New Zealand Banking Group, Ltd. (Finance).......        14,793          133,270
                       Australian Gas Light Co., Ltd. (Utilities)..................        13,217           65,674
                       BHP Billiton, Ltd. (Energy).................................        91,267          517,886
                       Brambles Industries, Ltd. (Industrial & Commercial).........        29,049          144,047
                       Coca-Cola Amatil, Ltd. (Consumer Staples)...................        47,482          153,514
                       Coles Myer, Ltd. (Consumer Discretionary)...................        29,134          126,281
                       Commonwealth Bank of Australia (Finance)....................        25,977          431,665
                       CSL, Ltd. (Healthcare)......................................         3,418           82,039
                       CSR, Ltd. (Industrial & Commercial).........................        32,172          113,812
                       Foster's Brewing Group, Ltd. (Consumer Staples).............        59,300          146,275
                       General Property Trust (Real Estate)........................        44,258           62,672
                       Goodman Fielder, Ltd. (Consumer Staples)....................        38,360           30,762
                       Leighton Holdings, Ltd. (Industrial & Commercial)...........         8,794           45,187
                       Lend Lease Corp., Ltd. (Finance)............................        10,802           73,477
                       M.I.M. Holdings, Ltd. (Materials)...........................        23,790           15,818
                       Mayne Nickless, Ltd. (Industrial & Commercial)..............        20,058           69,329
                       National Australia Bank, Ltd. (Finance).....................        36,765          645,639
                       News Corp., Ltd. (Information & Entertainment)..............        60,475          420,509
                       Normandy Mining Ltd. (Materials)............................        64,339           68,903
                       OneSteel, Ltd. (Materials)..................................         5,863            3,842
                       Orica, Ltd. (Materials).....................................         9,282           38,918
                       Pacific Dunlop, Ltd. (Multi-industry).......................        33,964           19,479
                       Paperlinx, Ltd. (Materials).................................         4,145           10,940
                       QBE Insurance Group, Ltd. (Finance).........................        13,129           50,510
                       Rio Tinto, Ltd. (Materials).................................         6,650          129,297
                       Santos, Ltd. (Energy).......................................        20,155           60,150
                       Southcorp, Ltd. (Multi-industry)............................        20,216           71,630
                       Stockland Trust Group (Real Estate).........................        12,876           27,448
                       Suncorp-Metway, Ltd. (Finance)..............................        10,189           77,168
                       TABCORP Holdings, Ltd. (Information & Entertainment)........        10,488           53,716
                       Telstra Corp., Ltd. (Information Technology)................       129,891          361,935
                       Wesfarmers, Ltd. (Consumer Discretionary)...................         8,748          135,866
                       Westfield Trust (Real Estate)...............................        49,350           84,160
                       Westpac Banking Corp., Ltd. (Finance)+......................        33,881          271,702
                       WMC, Ltd. (Materials).......................................        57,721          281,244
                       Woolworths, Ltd. (Consumer Discretionary)...................        36,615          220,108
                                                                                                     -------------
                                                                                                         5,597,405
                                                                                                     -------------
                       BELGIUM -- 0.1%
                       KBC Bankverzekeringsholding (Finance).......................         3,363          107,819
                       Solvay SA (Materials).......................................           964           60,388
                       UCB SA (Healthcare).........................................         1,216           49,894
                       Union Miniere SA (Materials)+...............................           318           12,748
                                                                                                     -------------
                                                                                                           230,849
                                                                                                     -------------

---------------------
    142

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       BERMUDA -- 0.0%
                       Esprit Holdings Ltd. (Consumer Discretionary)...............            19    $          25
                                                                                                     -------------
                       DENMARK -- 0.1%
                       Carlsberg A/S, Class A (Consumer Staples)...................         1,644           61,618
                       Carlsberg A/S, Class B (Consumer Staples)...................           900           37,585
                       Danisco A/S (Consumer Staples)..............................         1,800           63,509
                       Danske Bank A/S (Finance)...................................         9,000          136,909
                       Novo Nordisk A/S, Class B (Healthcare)......................         3,000          107,236
                       Novozymes A/S, Class B (Healthcare).........................           400            7,566
                                                                                                     -------------
                                                                                                           414,423
                                                                                                     -------------
                       FINLAND -- 0.7%
                       Hartwall Oyj ABP (Consumer Staples).........................         4,175           93,815
                       Instrumentarium Oyj (Healthcare)+...........................           800           34,028
                       Kesko Oyj, Class B (Consumer Discretionary)+................         5,500           50,333
                       Metso Oyj (Industrial & Commercial).........................         6,076           68,971
                       Nokia Oyj (Information Technology)..........................        59,149        1,358,599
                       Outokumpu Oyj (Materials)...................................         7,430           81,084
                       Pohjola Yhtyma Oyj (Finance)................................           102            2,025
                       Rautaruukki Oyj (Materials)+................................           409            1,648
                       Sampo Insurance Co., Ltd., Class A (Finance)................        16,500          128,599
                       Sonera Oyj (Information Technology).........................        18,832           89,003
                       Tietoenator Oyj (Information Technology)+...................         3,187           74,490
                       UPM-Kymmene Oyj (Materials).................................         8,211          280,182
                       Wartsila Oyj, Class B (Industrial & Commercial).............         2,599           45,895
                                                                                                     -------------
                                                                                                         2,308,672
                                                                                                     -------------
                       FRANCE -- 9.0%
                       Accor SA (Information & Entertainment)......................         8,314          292,913
                       Air Liquide SA (Materials)..................................         2,418          329,329
                       Alcatel SA (Information Technology).........................        16,292          246,395
                       Aventis SA (Healthcare).....................................        35,451        2,456,844
                       Axa (Finance)...............................................        38,052          701,701
                       Beghin-Say (Consumer Staples)+..............................         3,382          124,965
                       BNP Paribas (Finance)+......................................         9,564          887,581
                       Bouygues SA (Industrial & Commercial).......................        10,201          301,804
                       Cap Gemini SA (Industrial & Commercial)+....................         2,465          166,488
                       Carrefour SA (Consumer Discretionary).......................        27,477        1,345,826
                       Cerestar (Consumer Staples)+................................         1,691           47,094
                       Compagnie de Saint-Gobain (Materials).......................         2,889          410,857
                       Compagnie Francaise d' Etudes de Construction Technip
                         (Industrial & Commercial).................................           511           61,211
                       Dassault Systemes SA (Information Technology)...............         1,692           77,713
                       Essilor International (Materials)...........................         3,500          106,918
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         (Consumer Staples)........................................         1,002           69,011
                       France Telecom SA (Information Technology)..................        20,442          652,921
                       Gecina (Real Estate)........................................         1,710          135,479
                       Groupe Danone (Consumer Staples)............................        13,986        1,610,435
                       Imerys SA (Materials)*+.....................................           292           29,232
                       Klepierre (Real Estate).....................................         2,410          232,356
                       L'Oreal SA (Consumer Staples)...............................        23,966        1,622,806
                       Lafarge SA (Materials)+.....................................         2,909          246,471
                       Lagardere Group SCA (Industrial & Commercial)+..............         5,281          202,711
                       LVMH Moet Henessy Louis Vuitton SA (Consumer Staples).......        18,964          761,012
                       Michelin SA, Class B (Consumer Discretionary)+..............         2,417           85,424
                       Pechiney SA, Class A (Industrial & Commercial)..............         2,940          156,128
                       Pernod-Ricard SA (Consumer Staples)+........................         4,223          310,264

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       Pinault-Printemps-Redoute SA (Consumer Discretionary).......         4,782    $     491,868
                       PSA Peugeot Citroen SA (Consumer Discretionary)+............         5,020          197,696
                       Sagem SA (Information Technology)...........................           490           29,832
                       Sanofi-Synthelabo SA (Healthcare)...........................        33,241        2,222,278
                       Schneider Electric SA (Information Technology)..............         5,131          231,476
                       Simco SA (Real Estate)+.....................................         4,352          290,947
                       Societe BIC SA (Consumer Staples)...........................         2,527           85,989
                       Societe Fonciere Lyonnaise (Real Estate)....................         9,028          209,460
                       Societe Generale, Class A (Finance).........................        10,157          596,989
                       Societe Immobiliere de Location pour L'Industrie et le
                         Commerce (Real Estate)....................................           520           69,885
                       Sodexho Alliance SA (Industrial & Commercial)...............         5,491          219,029
                       Sophia (EX-SFI) (Real Estate)...............................         5,930          160,513
                       STMicroelectronics NV (Information Technology)..............         8,442          260,789
                       Suez SA (Utilities).........................................        29,284          830,403
                       Thales SA (Industrial & Commercial).........................         5,771          188,443
                       Total Fina SA, Class B (Energy).............................        46,108        6,454,196
                       Unibail SA (Real Estate)....................................        13,045          635,022
                       Vivendi Universal SA (Industrial & Commercial)..............        32,261        1,378,332
                                                                                                     -------------
                                                                                                        28,225,036
                                                                                                     -------------
                       GERMANY -- 4.2%
                       Allianz AG (Finance)........................................         6,501        1,460,820
                       BASF AG (Materials).........................................        11,575          447,488
                       Bayer AG (Materials)........................................        15,095          482,267
                       Bayerische Hypo-und Vereinsbank AG (Finance)+...............        10,117          309,403
                       Beiersdorf AG (Healthcare)..................................         6,167          731,304
                       Continental AG (Consumer Discretionary).....................         1,832           27,124
                       DaimlerChrysler AG (Consumer Discretionary).................        14,694          592,817
                       Deutsche Bank AG (Finance)..................................        11,901          737,537
                       Deutsche Lufthansa AG (Information & Entertainment).........         5,300           77,332
                       Deutsche Telekom AG (Information Technology)................        31,555          465,026
                       Douglas Holding AG (Consumer Discretionary).................         2,550           63,501
                       E. On AG (Utilities)........................................        36,859        1,882,006
                       Fresenius Medical Care AG (Healthcare)......................         2,950          165,785
                       Gehe AG (Healthcare)........................................         1,950           79,844
                       Heidelberg Zement AG (Materials)............................         1,971           96,523
                       IVG Holding AG (Industrial & Commercial)....................        18,946          178,432
                       Kamps AG (Consumer Staples).................................         1,600           14,477
                       KarstadtQuelle AG (Consumer Discretionary)..................         1,950           72,723
                       Linde AG (Industrial & Commercial)..........................         3,020          129,754
                       MAN AG (Industrial & Commercial)............................         2,410           55,086
                       Merck KGAA (Healthcare)+....................................         3,050           93,748
                       Metro AG (Consumer Discretionary)...........................        10,235          330,865
                       Muenchener Rueckversicherungs-Gesellschaft AG (Finance).....         3,998          948,193
                       Preussag AG (Industrial & Commercial).......................         4,020          117,795
                       RWE AG (Utilities)..........................................        23,715          881,769
                       SAP AG (Information Technology).............................         8,821        1,227,941
                       Schering AG (Healthcare)....................................         3,800          211,725
                       SGL Carbon AG (Materials)+..................................           250            5,220
                       Siemens AG (Industrial & Commercial)........................        18,791        1,106,884
                       ThyssenKrupp AG (Industrial & Commercial)...................        10,430          146,537
                       Volkswagen AG (Consumer Discretionary)......................         4,630          220,810
                       WCM Beteiligungs-und Grandbesitz AG (Real Estate)+..........         1,466           14,474
                                                                                                     -------------
                                                                                                        13,375,210
                                                                                                     -------------

---------------------
    144

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       HONG KONG -- 1.1%
                       Bank of East Asia, Ltd. (Finance)...........................        39,561    $      79,382
                       Cathay Pacific Airways, Ltd. (Industrial & Commercial)......        88,000          129,754
                       CLP Holdings, Ltd. (Utilities)..............................        53,700          207,243
                       Hang Seng Bank, Ltd. (Finance)..............................        46,100          503,888
                       Henderson Land Development Co., Ltd. (Real Estate)..........        34,000          142,549
                       Hong Kong & China Gas Co., Ltd. (Utilities).................       124,777          156,783
                       Hutchison Whampoa Ltd. (Multi-industry).....................       110,500        1,023,620
                       Hysan Development Co., Ltd. (Real Estate)...................        20,933           21,337
                       Johnson Electric Holdings, Ltd. (Information Technology)....       106,300          119,937
                       Li & Fung, Ltd. (Consumer Discretionary)....................        90,000          116,547
                       New World Development Co., Ltd. (Real Estate)...............        77,251           68,343
                       Pacific Century CyberWorks Ltd. (Finance)+..................       505,654          132,907
                       Shangri-La Asia, Ltd. (Information & Entertainment).........        22,000           16,501
                       Sino Land Co., Ltd. (Real Estate)...........................        97,042           36,705
                       South China Morning Post Holdings, Ltd. (Information &
                         Entertainment)............................................        28,000           15,617
                       Sun Hung Kai Properties, Ltd. (Real Estate).................        59,000          474,684
                       Swire Pacific Ltd., Class A (Multi-industry)................        39,500          213,215
                       Television Broadcasting, Ltd. (Information &
                         Entertainment)............................................         6,000           25,925
                       Wharf Holdings, Ltd. (Multi-industry).......................        56,742          122,950
                                                                                                     -------------
                                                                                                         3,607,887
                                                                                                     -------------
                       IRELAND -- 0.2%
                       Allied Irish Banks PLC (Finance)............................         5,000           57,358
                       CRH PLC (Industrial & Commercial)...........................         6,179           96,688
                       Green Property Co. (Real Estate)............................         7,500           44,943
                       Green Property PLC (Real Estate)............................        46,500          279,702
                       Jefferson Smurfit Group PLC (Materials)+....................        12,760           27,083
                       Kerry Group PLC, Class A (Consumer Staples).................         1,301           17,049
                                                                                                     -------------
                                                                                                           522,823
                                                                                                     -------------
                       ITALY -- 3.3%
                       Assicurazione Generali SPA (Finance)........................        37,936          986,102
                       Autogrill SPA (Information & Entertainment).................         9,570           96,215
                       Banca Di Roma SPQ (Finance).................................        17,292           39,376
                       Banca Popolare di Milano SPA (Finance)......................         5,919           22,583
                       Benetton Group SPA (Consumer Discretionary).................         8,017           87,697
                       Beni Stabili SPA (Real Estate)..............................       389,400          190,728
                       Enel SPA (Utilities)+.......................................       187,188        1,058,397
                       ENI SPA (Energy)............................................       246,400        3,199,263
                       Fiat SPA (Consumer Discretionary)...........................         7,573          111,864
                       IntesaBCI SpA (Finance).....................................       137,816          360,013
                       Italcementi SPA (Materials)+................................         3,111           23,498
                       Italgas SPA (Utilities)+....................................        15,348          144,019
                       La Rinascente SPA (Consumer Discretionary)+.................        10,189           36,335
                       Mediaset SpA (Information & Entertainment)..................        55,898          403,959
                       Mediobanca SPA (Finance)....................................        12,985          137,243
                       Parmalat Finanziaria SPA (Consumer Staples).................        68,497          205,420
                       Pirelli SPA (Industrial & Commercial).......................       105,202          178,540
                       Riunione Adriatica de Sicurta SPA (Finance).................        17,746          197,476
                       San Paolo-IMI SPA (Finance).................................        39,280          378,712
                       Snia SPA (Materials)........................................        19,339           32,073
                       Telecom Italia Mobile SpA (Information Technology)..........       247,040        1,222,741
                       Telecom Italia SpA (Information Technology).................        85,158          678,344
                       Telecom Italia SpA RNC (Information Technology)+............         3,925           19,731
                       UniCredito Italiano SPA (Finance)...........................       133,260          509,571
                                                                                                     -------------
                                                                                                        10,319,900
                                                                                                     -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN -- 13.1%
                       Acom Co., Ltd. (Finance)....................................         3,800    $     226,739
                       Advantest Corp. (Information Technology)....................           700           37,800
                       Ajinomoto Co., Inc. (Consumer Discretionary)................        48,000          422,092
                       Amada Co., Ltd. (Industrial & Commercial)...................         7,000           32,370
                       Asahi Breweries, Ltd. (Consumer Staples)....................        26,400          212,657
                       Asahi Glass Co., Ltd. (Materials)...........................        82,200          387,473
                       Asahi Kasei Corp. (Materials)...............................        52,000          147,380
                       Asatsu-DK, Inc. (Information & Entertainment)...............         2,400           42,782
                       Bank of Yokohama Ltd. (Finance).............................        14,000           47,093
                       Benesse Corp. (Information & Entertainment).................         6,600          150,632
                       Bridgestone Corp. (Consumer Discretionary)..................        34,400          372,031
                       Canon, Inc. (Information & Entertainment)...................         6,200          203,006
                       Casio Computer Co., Ltd. (Information Technology)...........        17,600           61,040
                       Central Japan Railway Co. (Industrial & Commercial).........            88          485,698
                       Chugai Pharmaceutical Co., Ltd. (Healthcare)................        16,400          169,902
                       Citizen Watch Co., Ltd. (Consumer Discretionary)+...........         2,000            9,965
                       Cosmo Oil Co., Ltd. (Energy)................................         6,000            8,771
                       Credit Saison Co., Ltd. (Finance)+..........................         1,900           33,302
                       CSK Corp. (Information Technology)..........................           800           15,573
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....        36,400          327,688
                       Daicel Chemical Industries, Ltd. (Materials)................         1,000            2,551
                       Daiei, Inc. (Consumer Discretionary)+.......................        32,200           29,540
                       Daiichi Pharmaceutical Co., Ltd. (Healthcare)...............         3,000           57,617
                       Daikin Industries, Ltd. (Industrial & Commercial)...........        26,400          399,717
                       Daimaru, Inc. (Consumer Discretionary)......................         1,000            3,215
                       Dainippon Ink & Chemicals, Inc. (Materials).................         6,000            9,219
                       Daito Trust Construction Co., Ltd. (Industrial &
                         Commercial)...............................................         5,600           75,391
                       Daiwa House Industry Co., Ltd. (Consumer Discretionary).....        32,400          169,884
                       Daiwa Securities Group, Inc. (Finance)......................        55,000          257,207
                       Denki Kagaku Kogyo Kabushiki Kaisha (Materials).............         5,000           10,032
                       Denso Corp. (Consumer Discretionary)........................        22,159          314,019
                       East Japan Railway Co. (Industrial & Commercial)+...........           213          921,425
                       Ebara Corp. (Industrial & Commercial).......................        19,600          113,295
                       Eisai Co., Ltd. (Healthcare)................................         8,000          181,391
                       Fanuc, Ltd. (Information Technology)........................         9,100          384,837
                       Fuji Machine Manufacturing Co., Ltd. (Industrial &
                         Commercial)...............................................         3,100           36,994
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....        19,600          622,756
                       Fuji Software ABC, Inc. (Information Technology)............         2,300           74,794
                       Fujikura, Ltd. (Information & Entertainment)................         3,000           10,942
                       Fujitsu, Ltd. (Information Technology)......................        13,400           81,454
                       Furukawa Electric Co., Ltd. (Industrial & Commercial).......        25,600          126,783
                       Hirose Electric Co., Ltd. (Information Technology)..........           300           18,616
                       Hitachi , Ltd. (Information Technology).....................        22,800          142,675
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............        23,100          916,591
                       House Foods Corp. (Consumer Staples)........................         1,000            8,204
                       Hoya Corp. (Information Technology).........................           900           51,620
                       Isetan Co., Ltd. (Consumer Discretionary)...................         2,000           18,035
                       Ishikawajima-Harima Heavy Industries Co., Ltd. (Industrial &
                         Commercial)...............................................        10,000           14,619
                       Ito-Yokado Co., Ltd. (Consumer Discretionary)...............        15,600          577,110
                       Itochu Corp. (Industrial & Commercial)......................        44,000           94,186
                       Japan Airlines Co., Ltd. (Information & Entertainment)......        31,100           70,980
                       Japan Energy Corp. (Energy).................................        34,400           36,946
                       Japan Tobacco, Inc. (Consumer Staples)......................           138          734,902
                       JGC Corp. (Industrial & Commercial)+........................         2,000           14,022
                       Joyo Bank, Ltd. (Finance)...................................        13,000           33,839
                       Jusco Co., Ltd. (Consumer Discretionary)....................        16,800          320,149
                       Kajima Corp. (Industrial & Commercial)+.....................        56,800          144,039
                       Kamigumi Co., Ltd. (Industrial & Commercial)+...............         2,000            7,235
                       Kanebo, Ltd. (Consumer Staples)+............................         2,000            2,849

---------------------
    146

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Kaneka Corp. (Materials)....................................         5,000    $      29,722
                       Kansai Electric Power Co., Inc. (Utilities).................        47,900          650,575
                       Kao Corp. (Consumer Staples)................................        47,800          877,032
                       Kawasaki Heavy Industries, Ltd. (Industrial &
                         Commercial)+..............................................        18,000           15,842
                       Kawasaki Kisen Kaisha, Ltd. (Industrial & Commercial).......         2,000            2,610
                       Kawasaki Steel Corp. (Materials)............................        57,000           58,669
                       Keihin Electric Express Railway Co., Ltd. (Industrial &
                         Commercial)+..............................................        15,000           53,478
                       Keyence Corp (Information Technology).......................           100           16,371
                       Kikkoman Corp. (Consumer Staples)...........................         2,000           10,263
                       Kinden Corp. (Utilities)+...................................         3,000           11,725
                       Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)....        90,500          275,398
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................        78,800          522,493
                       Kokuyo Co., Ltd. (Information Technology)+..................         1,000            8,040
                       Komatsu, Ltd. (Industrial & Commercial).....................        55,800          169,803
                       Konami Co., Ltd. (Information Technology)...................         3,800           94,380
                       Konica Corp. (Information & Entertainment)..................         3,000           16,245
                       Koyo Seiko Co., Ltd. (Consumer Discretionary)...............         2,000            7,086
                       Kubota Corp. (Industrial & Commercial)......................        87,000          226,463
                       Kuraray Co., Ltd. (Industrial & Commercial).................         7,000           37,591
                       Kurita Water Industries, Ltd. (Utilities)...................         2,000           22,167
                       Kyocera Corp. (Information Technology)......................         1,300           75,629
                       Kyowa Hakko Kogyo Co., Ltd. (Healthcare)....................         7,400           33,557
                       Marubeni Corp. (Consumer Discretionary)+....................        48,200           28,400
                       Marui Co., Ltd. (Consumer Discretionary)....................         6,000           64,979
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................        76,000          974,410
                       Meiji Dairies Corp. (Consumer Staples)......................         1,000            2,118
                       Meiji Seika Kaisha, Ltd. (Consumer Staples).................         3,000           10,337
                       Meitec Corp. (Information Technology).......................           500           11,411
                       Minebea Co., Ltd. (Information Technology)..................         6,000           31,460
                       Mitsubishi Chemical Corp. (Materials).......................        78,000          176,856
                       Mitsubishi Corp. (Consumer Discretionary)+..................        50,000          313,257
                       Mitsubishi Electric Corp. (Information Technology)..........       108,800          380,587
                       Mitsubishi Estate Co., Ltd. (Real Estate)...................        35,000          214,059
                       Mitsubishi Gas Chemical Co., Inc. (Materials)...............         1,000            1,477
                       Mitsubishi Heavy Industries, Ltd. (Industrial &
                         Commercial)...............................................       173,400          451,364
                       Mitsubishi Logistcs Corp. (Industrial & Commercial).........         3,000           18,281
                       Mitsubishi Materials Corp. (Materials)......................        50,600           76,990
                       Mitsubishi Paper Mills, Ltd. (Materials)+...................        18,000           23,897
                       Mitsubishi Rayon Co., Ltd. (Consumer Discretionary).........         5,000           14,134
                       Mitsubishi Tokyo Financial Group, Inc. (Finance)+...........            51          287,570
                       Mitsui & Co., Ltd. (Consumer Discretionary).................        50,600          250,594
                       Mitsui Fudosan Co., Ltd. (Real Estate)......................        24,000          155,734
                       Mitsui Marine & Fire Co., Ltd. (Finance)....................        34,000          154,436
                       Mitsui Mining & Smelting Co., Ltd. (Materials)..............         5,000           14,731
                       Mitsui Trust Holdings (Finance)+............................        68,000           73,541
                       Mitsukoshi, Ltd. (Consumer Discretionary)...................        29,200           74,701
                       Mizuho Holdings, Inc. (Finance).............................            80          138,430
                       Murata Manufacturing Co., Ltd. (Information Technology).....         1,800           98,408
                       Namco, Ltd. (Information & Entertainment)+..................           200            3,431
                       NEC Corp. (Information Technology)..........................        11,800           92,411
                       NGK Insulators, Ltd. (Industrial & Commercial)..............        27,400          171,665
                       NGK Spark Plug Co., Ltd. (Consumer Discretionary)...........         2,000           15,141
                       Nichirei Corp. (Consumer Staples)...........................         1,000            2,394
                       Nidec Corp. (Industrial & Commercial).......................           600           32,668
                       Nikon Corp. (Information & Entertainment)...................         2,000           13,783
                       Nintendo Co., Ltd. (Information & Entertainment)............         5,200          748,148
                       Nippon COMSYS Corp. (Utilities).............................         2,000            9,845
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........        36,400          125,700
                       Nippon Meat Packers, Inc. (Consumer Staples)................        26,400          244,753

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Nippon Mitsubishi Oil Corp. (Energy)........................       108,200    $     425,295
                       Nippon Sheet Glass Co., Ltd. (Industrial & Commercial)......        21,000           60,145
                       Nippon Steel Corp. (Materials)..............................       316,000          438,381
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................           472        1,422,249
                       Nippon Unipac Holding (Materials)...........................            10           44,154
                       Nippon Yusen Kabushiki Kaisha (Industrial & Commercial).....        78,000          242,014
                       Nishimatsu Construction Co., Ltd. (Industrial &
                         Commercial)...............................................         2,000            5,161
                       Nissan Motor Co., Ltd. (Consumer Discretionary).............        52,600          279,723
                       Nisshin Seifun Group, Inc. (Consumer Staples)...............         3,000           15,663
                       Nisshinbo Industries, Inc. (Consumer Discretionary).........         6,000           22,465
                       Nissin Food Products Co., Ltd. (Consumer Staples)...........         3,000           57,841
                       Nitto Denko Corp. (Information Technology)+.................         7,200          160,030
                       Nomura Securities Co., Ltd. (Finance).......................        77,000          842,506
                       NSK, Ltd. (Industrial & Commercial).........................        42,000          157,882
                       NTN Corp. (Industrial & Commercial).........................        12,000           22,197
                       NTT Data Corp. (Information Technology).....................            39          118,389
                       NTT DoCoMo, Inc. (Information Technology)...................            83          866,679
                       Obayashi Corp. (Consumer Discretionary).....................        19,000           50,733
                       Oji Paper Co., Ltd. (Materials).............................        62,800          255,743
                       Olympus Optical Co., Ltd (Information Technology)...........         3,000           41,350
                       Omron Corp. (Information Technology)........................         2,000           24,240
                       Onward Kashiyama Co., Ltd. (Consumer Discretionary).........         1,000            8,786
                       Oriental Land Co., Ltd. (Information & Entertainment).......         4,300          242,141
                       Orix Corp. (Finance)........................................         3,100          246,474
                       Osaka Gas Co., Ltd. (Utilities).............................       149,200          330,505
                       Pioneer Corp. (Industrial & Commercial).....................         8,000          175,723
                       Promise Co., Ltd. (Finance).................................         4,600          205,855
                       Ricoh Co., Ltd. (Information & Entertainment)...............         3,000           49,674
                       Rohm Co., Ltd. (Information Technology).....................           900          117,404
                       Sankyo Co., Ltd. (Healthcare)...............................        24,600          366,225
                       Sanrio Co., Ltd. (Information & Entertainment)..............         1,800           12,754
                       Sanyo Electric Co., Ltd. (Information Technology)...........        76,000          290,226
                       Sapporo Breweries (Consumer Staples)........................         2,000            4,938
                       Secom Co., Ltd. (Industrial & Commercial)...................        13,000          587,582
                       Sega Enterprises, Ltd. (Information & Entertainment)+.......         3,200           57,162
                       Seiyu, Ltd. (Consumer Discretionary)+.......................         3,000            6,511
                       Sekisui Chemical Co., Ltd. (Industrial & Commercial)........         3,000            7,921
                       Sekisui House, Ltd. (Consumer Discretionary)................        36,400          249,771
                       Seven-Eleven Japan Co., Ltd. (Consumer Discretionary).......         8,000          252,993
                       Sharp Corp. (Information Technology)........................        47,800          487,715
                       Shimamura Co., Ltd. (Consumer Discretionary)................           300           16,894
                       Shimano, Inc. (Information & Entertainment).................         7,900           98,400
                       Shimizu Corp. (Consumer Discretionary)......................        44,000          139,474
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................        10,300          339,556
                       Shionogi & Co., Ltd. (Healthcare)...........................         8,000          113,369
                       Shiseido Co., Ltd. (Consumer Discretionary).................        14,600          122,833
                       Shizuoka Bank, Ltd. (Finance)...............................         9,000           54,507
                       Showa Denko K.K. (Materials)+...............................         6,000            7,026
                       Showa Shell Sekiyu K.K. (Energy)+...........................        10,000           54,596
                       Skylark Co., Ltd. (Information & Entertainment).............         1,000           17,304
                       SMC Corp. (Industrial & Commercial).........................         2,700          269,849
                       Snow Brand Milk Products Co., Ltd. (Consumer Staples)+......         3,000            2,998
                       Softbank Corp. (Finance)....................................        11,800          174,349
                       Sony Corp. (Information & Entertainment)....................        28,700        1,256,528
                       Sumitomo Bank, Ltd. (Finance)...............................        54,000          194,936
                       Sumitomo Chemical Co., Ltd. (Materials).....................        76,400          253,574
                       Sumitomo Corp. (Consumer Discretionary).....................        33,400          154,202
                       Sumitomo Electric Industries, Ltd. (Industrial &
                         Commercial)...............................................        22,200          137,431
                       Sumitomo Forestry Co., Ltd. (Materials).....................        15,800           80,606

---------------------
    148

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Sumitomo Metal Industries, Ltd. (Materials)+................        81,800    $      25,624
                       Sumitomo Metal Mining Co., Ltd. (Materials).................        27,400           99,525
                       Sumitomo Osaka Cement Co., Ltd. (Materials).................         1,000            1,193
                       Taiheiyo Cement Corp. (Materials)...........................         8,000           10,740
                       Taisei Corp. (Consumer Discretionary).......................        59,800          118,641
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................        21,600          317,375
                       Taiyo Yuden Co., Ltd. (Information Technology)..............         1,000           13,254
                       Takara Shuzo Co., Ltd. (Consumer Staples)...................         3,000           20,787
                       Takashimaya Co., Ltd. (Consumer Discretionary)..............         3,000           15,417
                       Takeda Chemical Industries, Ltd. (Healthcare)...............        27,200        1,077,248
                       Takefuji Corp. (Finance)....................................         5,480          324,529
                       TDK Corp. (Information & Entertainment).....................           500           22,264
                       Teijin, Ltd. (Materials)....................................        43,800          141,127
                       Teikoku Oil Co., Ltd. (Energy)..............................         2,000            7,175
                       Terumo Corp. (Healthcare)...................................        12,100          135,733
                       Tobu Railway Co., Ltd. (Industrial & Commercial)............        49,200          114,124
                       Toda Corp. (Industrial & Commercial)........................         1,000            2,655
                       Tohoku Electric Power Co., Inc. (Utilities).................        28,700          366,041
                       Tokio Marine & Fire Insurance Co., Ltd. (Finance)...........        42,000          295,715
                       Tokyo Broadcasting System, Inc. (Information &
                         Entertainment)............................................         3,000           44,438
                       Tokyo Electric Power Co., Inc. (Utilities)..................        66,800        1,312,832
                       Tokyo Electron, Ltd. (Information Technology)...............         1,200           61,309
                       Tokyo Gas Co., Ltd. (Utilities).............................       140,400          350,804
                       Tokyu Corp. (Industrial & Commercial).......................        48,000          132,463
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........        38,200          297,736
                       Toray Industries, Inc. (Materials)..........................        52,100          122,405
                       Toshiba Corp. (Industrial & Commercial).....................        24,000           76,256
                       Tosoh Corp. (Materials).....................................         5,000           11,523
                       Tostem Corp. (Industrial & Commercial)......................         4,000           49,674
                       Toto, Ltd. (Materials)......................................        28,200          117,995
                       Toyo Information Systems Co. ,Ltd. (Information
                         Technology)...............................................         2,400           45,646
                       Toyo Seikan Kaisha, Ltd. (Industrial & Commercial)+.........         3,000           33,854
                       Toyobo Co., Ltd. (Consumer Discretionary)+..................         8,000            9,487
                       Toyota Motor Corp. (Consumer Discretionary).................       108,000        2,779,042
                       Trans Cosmos, Inc. (Information Technology).................         1,200           27,209
                       UBE Industries, Ltd. (Materials)............................        53,800           50,158
                       UFJ Holdings, Inc. (Finance)+...............................            14           26,314
                       Uni-Charm Corp. (Consumer Staples)..........................           500           12,344
                       UNY Co., Ltd. (Consumer Discretionary)......................         2,000           17,542
                       Wacoal Corp. (Consumer Discretionary).......................         1,000            7,458
                       World Co., Ltd. (Consumer Discretionary)....................         1,200           31,415
                       Yakult Honsha Co., Ltd. (Consumer Staples)..................         2,000           16,707
                       Yamaha Corp. (Information & Entertainment)..................         2,000           14,425
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............        18,000          434,980
                       Yamato Transport Co., Ltd. (Information & Entertainment)....         5,000           79,433
                       Yamazaki Baking Co., Ltd. (Consumer Staples)................         2,000            9,741
                       Yokogawa Electric Corp. (Information Technology)............         2,000           13,634
                                                                                                     -------------
                                                                                                        41,238,537
                                                                                                     -------------
                       LUXEMBOURG -- 0.1%
                       Arcelor (Materials)+........................................        16,081          176,737
                                                                                                     -------------
                       NETHERLANDS -- 6.0%
                       ABN AMRO Holding NV (Finance)+..............................        42,770          739,823
                       Aegon NV (Finance)..........................................        38,640          899,811
                       Akzo Nobel NV (Materials)...................................         8,447          361,691
                       ASML Holding NV (Information Technology)+...................         2,719           50,397
                       Buhrmann NV (Materials).....................................         3,420           35,001
                       Corio NV (Real Estate)+.....................................        13,900          321,301

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       NETHERLANDS (continued)
                       Elsevier NV (Information & Entertainment)...................        24,949    $     291,137
                       Eurocommercial Properties NV (Real Estate)..................         4,900           76,422
                       Getronics NV (Information Technology).......................         8,496           28,253
                       Hagemeyer NV (Consumer Discretionary).......................         3,959           67,665
                       Heineken NV (Consumer Staples)..............................        41,062        1,577,221
                       ING Groep NV (Finance)......................................        52,318        1,308,244
                       Koninklijke Ahold NV (Consumer Discretionary)...............        27,073          693,262
                       Koninklijke KPN NV (Information Technology)+................        12,818           61,131
                       Koninklijke Philips Electronics NV (Information
                         Technology)...............................................        54,331        1,474,364
                       Oce NV (Information Technology).............................           455            4,750
                       Rodamco Europe NV (Real Estate).............................        11,540          417,675
                       Royal Dutch Petroleum Co. NV (Energy)+......................       132,004        6,510,941
                       TNT Post Group NV (Industrial & Commercial)+................        21,288          440,307
                       Uni-Invest NV (Real Estate).................................         7,533           69,910
                       Unilever NV (Consumer Staples)..............................        56,106        3,138,594
                       Vedior NV (Industrial & Commercial).........................         2,777           31,642
                       Wolters Kluwer NV (Information & Entertainment).............        12,037          250,000
                                                                                                     -------------
                                                                                                        18,849,542
                                                                                                     -------------
                       NEW ZEALAND -- 0.0%
                       Carter Holt Harvey, Ltd. (Materials)........................        46,988           37,598
                                                                                                     -------------
                       NORWAY -- 0.0%
                       Elkem ASA (Materials).......................................         1,300           23,916
                       Norske Skogindustrier ASA, Class A (Materials)..............         1,600           27,415
                       Orkla ASA (Consumer Staples)................................         6,700          113,327
                                                                                                     -------------
                                                                                                           164,658
                                                                                                     -------------
                       PORTUGAL -- 0.1%
                       Banco Comercial Portugues, SA (Finance)+....................        37,000          129,084
                       Electricidade de Portugal SA (Information Technology).......        39,420           79,603
                       Portugal Telecom SA (Information Technology)+...............        15,119          112,379
                                                                                                     -------------
                                                                                                           321,066
                                                                                                     -------------
                       SINGAPORE -- 0.1%
                       Chartered Semiconductor Manufacturing, Ltd. (Information
                         Technology)+..............................................         7,000           17,386
                       Hotel Properties, Ltd. (Real Estate)........................        68,000           47,779
                       Singapore Airlines, Ltd. (Information & Entertainment)+.....        30,000          210,790
                       Singapore Technologies Engineering, Ltd. (Industrial &
                         Commercial)...............................................        93,000          118,026
                       Venture Manufacturing, Ltd. (Information Technology)........         1,000            8,388
                                                                                                     -------------
                                                                                                           402,369
                                                                                                     -------------
                       SPAIN -- 3.2%
                       Acerinox SA (Materials)+....................................         1,642           54,746
                       ACS, Actividades de Construccion y Servicios SA (Industrial
                         & Commercial).............................................         3,857           98,270
                       Altadis SA (Consumer Staples)+..............................        23,440          376,655
                       Autopistas, Concesionaria Espanola SA (Industrial &
                         Commercial)+..............................................        19,387          174,922
                       Banco Bilbao Vizcaya Argentaria SA (Finance)................       134,547        1,526,134
                       Banco Santander Central Hispano SA (Finance)+...............       140,805        1,091,363
                       Corporacion Mapfre SA (Finance).............................        11,952           80,109
                       Endesa SA (Utilities).......................................        82,630        1,196,417
                       Fomento de Construccciones y Contratas SA (Industrial &
                         Commercial)...............................................         6,301          131,300
                       Gas Natural SDG SA (Utilities)..............................        37,263          665,057
                       Grupo Dragados SA (Industrial & Commercial).................         9,994          134,400
                       Iberdrola SA (Utilities)....................................        74,498          883,423
                       Inmobiliaria Colonial SA (Real Estate)......................        22,270          250,690
                       Metrovacesa SA (Real Estate)................................        27,269          370,932

---------------------
    150

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       SPAIN (continued)
                       Puleva Biotech SA (Healthcare)..............................           653    $       2,295
                       Repsol SA (Energy)..........................................        75,754          904,826
                       Sociedad General de Aguas de Barcelona SA (Utilities)+......        12,063          134,029
                       Sol Melia SA (Information & Entertainment)..................         6,777           49,791
                       Telefonica SA (Information Technology)+.....................        96,758        1,134,918
                       TelePizza SA (Information & Entertainment)+.................        15,230           20,285
                       Union Electrica Fenosa SA (Utilities).......................        24,748          384,488
                       Vallehermoso SA (Real Estate)...............................        72,338          461,227
                                                                                                     -------------
                                                                                                        10,126,277
                                                                                                     -------------
                       SWEDEN -- 1.6%
                       Atlas Copco AB, Class A (Industrial & Commercial)...........         5,850          136,589
                       Atlas Copco AB, Class B (Industrial & Commercial)+..........         3,300           72,563
                       Billerud (Materials)........................................           830            5,681
                       Castellum AB (Real Estate)..................................        10,170          109,191
                       Electrolux AB, Class B (Consumer Discretionary).............        20,900          316,503
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......        52,600          946,992
                       JM AB, Class B (Real Estate)................................         7,000          153,594
                       Nordea AB (Finance).........................................        51,851          255,256
                       OM AB (Finance).............................................         4,800           51,986
                       Sandvik AB (Industrial & Commercial)........................        12,800          273,656
                       Securitas AB, Class B (Industrial & Commercial).............        26,844          503,427
                       Skandia Forsakrings AB (Finance)............................        41,300          234,296
                       Skandinaviska Enskilda Bank, Class A (Finance)..............        14,800          130,452
                       Skanska AB, Class B (Industrial & Commercial)...............        23,600          149,374
                       SKF AB, Class B (Materials).................................         4,000           84,392
                       SSAB Svenskt Stal AB, Class A (Materials)...................         3,600           35,951
                       Svenska Cellulosa AB, Class B (Materials)...................         8,227          235,289
                       Svenska Handelsbanken AB, Series A (Finance)................        20,100          286,483
                       Swedish Match Co. (Consumer Staples)........................        14,300           81,795
                       Tele2 AB, Class B (Information Technology)+.................         1,200           36,232
                       Telefonaktiebolaget LM Ericsson AB (Information
                         Technology)...............................................       150,600          652,419
                       Telia AB (Information Technology)...........................        19,902           77,260
                       Trelleborg AB, Class B (Multi-industry)+....................         6,600           52,295
                       Volvo AB, Class A (Consumer Discretionary)..................         2,400           34,882
                       Volvo AB, Class B (Consumer Discretionary)..................         8,900          136,031
                       WM-Data AB, Class B (Information Technology)................        17,200           38,708
                                                                                                     -------------
                                                                                                         5,091,297
                                                                                                     -------------
                       SWITZERLAND -- 5.3%
                       ABB, Ltd. (Energy)..........................................        21,440          183,978
                       Adecco SA (Industrial & Commercial).........................         6,400          333,423
                       Credit Suisse Group (Finance)+..............................        22,260          851,472
                       Georg Fisher AG (Industrial & Commercial)...................            51            8,916
                       Givaudan AG (Consumer Staples)..............................           212           66,971
                       Holcim Ltd., Class B (Materials)............................           510          108,148
                       Lonza AG (Materials)........................................            21           13,072
                       Nestle SA (Consumer Staples)+...............................        25,030        5,402,368
                       Novartis AG (Healthcare)....................................       114,020        3,890,438
                       Roche Holding AG (Healthcare)...............................        30,100        1,991,899
                       Roche Holding AG Gerusscheine NPV (Healthcare)+.............         9,260          740,735
                       SGS Societe Generale de Surveillance Holding SA, Series B
                         (Industrial & Commercial).................................           205           36,971
                       Sulzer AG (Multi-industry)..................................            35            5,986
                       Sulzer Medica AG (Healthcare)...............................           150            7,854
                       Swatch Group (Consumer Discretionary).......................         1,600           26,994
                       Swatch Group (Consumer Discretionary)+......................         1,550          121,509
                       Swiss Reinsurance (Finance).................................         6,460          582,524

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       SWITZERLAND (continued)
                       Swisscom AG (Information Technology)........................         2,045    $     587,719
                       Syngenta AG (Materials)+....................................         1,680           90,211
                       UBS AG (Finance)............................................        25,070        1,130,330
                       Valora Holding AG (Industrial & Commercial).................           138           22,078
                       Zurich Financial Services AG (Finance)......................         1,863          362,542
                                                                                                     -------------
                                                                                                        16,566,138
                                                                                                     -------------
                       THAILAND -- 0.0%
                       Advance Agro Public Co., Ltd. (Materials)+..................           660              225
                       CMIC Finance & Security PCL (Finance)+......................         6,700                0
                       Finance One Public Co., Ltd. (Finance)+.....................        37,700                0
                       General Finance & Securities Public Co., Ltd. (Finance)+....         7,650                0
                       Univest Land Public Co., Ltd. (Real Estate)+................        22,500                0
                                                                                                     -------------
                                                                                                               225
                                                                                                     -------------
                       UNITED KINGDOM -- 21.4%
                       3i Group, PLC (Finance).....................................        19,970          216,009
                       Amersham, PLC (Healthcare)..................................        31,592          293,318
                       Amvescap, PLC (Finance).....................................        19,312          260,978
                       ARM Holdings, PLC (Information Technology)+.................         8,198           37,971
                       AstraZeneca Group PLC (Healthcare)..........................        89,389        4,102,353
                       BAA, PLC (Industrial & Commercial)..........................        52,567          468,762
                       BAE Systems, PLC (Industrial & Commercial)..................       137,128          658,371
                       Barclays, PLC (Finance).....................................        58,177        1,834,449
                       BG Group, PLC (Energy)......................................       179,000          725,438
                       BOC Group, PLC (Materials)..................................        19,299          278,517
                       Boots Co., PLC (Consumer Discretionary)+....................        36,935          340,057
                       BP, PLC (Energy)............................................     1,287,318        9,961,665
                       Brambles Industries PLC (Industrial & Commercial)+..........        31,168          143,260
                       British Airways, PLC (Information & Entertainment)..........        71,910          207,658
                       British American Tobacco, PLC (Consumer Staples)............       152,111        1,331,735
                       British Land Co., PLC (Real Estate).........................        93,950          649,736
                       British Sky Broadcasting Group, PLC (Information &
                         Entertainment)+...........................................        55,168          521,948
                       BT Group, PLC (Information Technology)+.....................       415,286        1,316,525
                       Bunzl, PLC (Materials)......................................         3,326           22,074
                       Cadbury Schweppes, PLC (Consumer Staples)...................       131,538          793,130
                       Canary Wharf Group (Real Estate)+...........................        71,353          441,318
                       Capita Group, PLC (Industrial & Commercial).................        44,058          264,411
                       Carlton Communications, PLC (Information & Entertainment)...        18,627           54,316
                       Centrica, PLC (Utilities)+..................................       170,243          551,718
                       CGNU, PLC (Finance).........................................        77,322          901,880
                       Chelsfield, PLC (Real Estate)...............................        59,500          243,238
                       Compass Group, PLC (Industrial & Commercial)................       105,989          778,269
                       Corus Group, PLC (Materials)+...............................        29,238           32,101
                       Derwent Valley Holdings (Real Estate)+......................        10,300           98,176
                       Diageo, PLC (Consumer Staples)..............................       232,520        2,705,534
                       Dixons Group, PLC (Information Technology)..................        84,197          263,946
                       EMI Group, PLC (Information & Entertainment)................        23,612          106,696
                       GKN PLC (Industrial & Commercial)+..........................        31,168          120,044
                       GlaxoSmithKline PLC (Healthcare)............................       355,032        8,467,646
                       Granada, PLC (Information & Entertainment)..................        82,574          144,004
                       Grantchester Holdings, PLC (Real Estate)....................        55,895          151,939
                       Great Portland Estates PLC (Real Estate)....................        11,384           39,706
                       GUS, PLC (Consumer Discretionary)+..........................        53,052          495,561
                       Hammerson, PLC (Real Estate)................................        31,210          219,477
                       Hanson, PLC (Multi-industry)+...............................         9,469           60,973
                       Hays, PLC (Industrial & Commercial).........................        83,996          228,919
                       HBOS PLC (Finance)..........................................        79,487          946,214

---------------------
    152

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Hilton Group, PLC (Information & Entertainment)+............       102,401    $     311,614
                       HSBC Holdings, PLC (Finance)+...............................       300,578        3,365,859
                       Imperial Chemical Industries, PLC (Materials)...............        17,818           83,156
                       International Power, PLC (Utilities)+.......................        36,049          104,228
                       Invensys, PLC (Industrial & Commercial).....................       202,033          326,658
                       J Sainsbury, PLC (Consumer Discretionary)...................        86,422          478,383
                       Johnson Matthey, PLC (Multi-industry).......................         1,483           18,847
                       Kingfisher PLC (Consumer Discretionary).....................        57,628          320,420
                       Land Securities, PLC (Real Estate)..........................        46,270          551,125
                       Lattice Group PLC (Utilities)...............................       179,000          415,800
                       Legal & General Group, PLC (Finance)........................       192,278          428,316
                       Lloyds TSB Group, PLC (Finance).............................       171,010        1,828,028
                       Logica, PLC (Information Technology)........................        12,832           96,761
                       Marconi, PLC (Information Technology)+......................        19,530            6,895
                       Marks & Spencer, PLC (Consumer Discretionary)+..............       136,374          737,558
                       Misys, PLC (Information Technology).........................        23,419          106,320
                       National Grid Group PLC (Energy)+...........................        67,385          427,243
                       P&O Princess Cruises PLC (Information & Entertainment)+.....        28,564          160,837
                       Pearson, PLC (Information & Entertainment)..................        23,557          272,106
                       Peninsular & Oriental Steam Navigation Co. (Industrial &
                         Commercial)...............................................        28,564           88,838
                       Pillar Property (Real Estate)...............................        13,300           67,161
                       Prudential, PLC (Finance)...................................        62,861          663,082
                       Railtrack Group, PLC (Industrial & Commercial)(1)...........        24,315              343
                       Reed International, PLC (Information & Entertainment).......        37,449          307,507
                       Rentokil Initial , PLC (Industrial & Commercial)............        92,547          343,377
                       Reuters Group, PLC (Information & Entertainment)............        42,762          363,513
                       Rexam, PLC (Materials)......................................         3,599           21,752
                       Rio Tinto, PLC (Materials)..................................        25,945          509,253
                       RMC Group, PLC (Materials)..................................         2,250           18,587
                       Royal Bank of Scotland Group, PLC (Finance).................        81,324        2,049,852
                       Sage Group, PLC (Information Technology)....................        43,033          146,296
                       Schroders, PLC (Finance)....................................        10,231          123,090
                       Scottish & Newcastle, PLC (Consumer Staples)................        17,542          139,709
                       Scottish & Southern Energy, PLC (Utilities).................        16,650          146,241
                       Scottish Power, PLC (Utilities).............................        83,961          508,628
                       Shell Transport & Trading Co., PLC (Energy)+................       167,919        1,139,354
                       Six Continents, PLC (Industrial & Commercial)...............        54,029          547,794
                       Slough Estates, PLC (Real Estate)...........................        26,450          131,099
                       Smith & Nephew PLC (Healthcare).............................        19,397          107,371
                       Tate & Lyle, PLC (Consumer Staples).........................        14,163           65,599
                       Tesco, PLC (Consumer Staples)+..............................       316,840        1,050,295
                       Unilever, PLC (Consumer Staples)............................       195,767        1,574,341
                       United Utilities, PLC (Utilities)...........................        34,430          292,684
                       Vodafone Group, PLC (Information Technology)+...............     2,413,019        5,187,804
                       WPP Group PLC (Information & Entertainment).................        33,320          324,653
                                                                                                     -------------
                                                                                                        67,438,417
                                                                                                     -------------
                       TOTAL COMMON STOCK (cost $283,526,399)......................                    225,015,091
                                                                                                     -------------

                                         PREFERRED STOCK -- 0.2%
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.1%
                       News Corp., Ltd. (Information & Entertainment)..............        53,647          316,395
                                                                                                     -------------
                       GERMANY -- 0.1%
                       Volkswagen AG (Consumer Discretionary)......................           980           31,007
                                                                                                     -------------

                                                           ---------------------


                                       PREFERRED STOCK (CONTINUED)                      SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       ITALY -- 0.0%
                       Fiat SPA (Consumer Discretionary)+..........................         1,701    $      17,613
                                                                                                     -------------
                       TOTAL PREFERRED STOCK (cost $457,687).......................                        365,015
                                                                                                     -------------

                                              RIGHTS -- 0.0%
                       -------------------------------------------------------------------------------------------
                       ITALY -- 0.0%
                       Fiat SPA....................................................         9,274            1,409
                                                                                                     -------------
                       SPAIN -- 0.0%
                       Telefonica SA+..............................................        96,758           22,449
                                                                                                     -------------
                       TOTAL RIGHTS (cost $4,096)..................................                         23,858
                                                                                                     -------------

                                             WARRANTS -- 0.0%
                       -------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Simco SA (Real Estate)10/31/03+ (cost $1,689)...............         1,117            6,489
                                                                                                     -------------
                                                                                       PRINCIPAL
                                          BONDS & NOTES -- 0.0%                         AMOUNT
                       -------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Sodexho Alliance SA 6.00% 2004 (cost $5,800)................   $     4,573            4,018
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $283,995,671).............                    225,414,471
                                                                                                     -------------

                                      SHORT-TERM SECURITIES -- 29.9%
                       -------------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co.
                         1.25% due 2/01/02 (cost $94,294,000)@.....................    94,294,000       94,294,000
                                                                                                     -------------

                       TOTAL INVESTMENTS --
                         (cost $378,289,671)                        101.5%                                      319,708,471
                       Liabilities in excess of other assets --      (1.5)                                       (4,624,412)
                                                                    ------                                    -------------
                       NET ASSETS --                                100.0%                                     $315,084,059
                                                                    ======                                    =============

              -----------------------------

                        +   Non-income producing securities
                        *   Securities exempt from registration under Rule 144A of the
                            Securities Act of 1933. These securities may be sold in
                            transactions exempt from registration, normally to qualified institutional buyers.
                       (1)  Fair valued security -- See Note 2.
                        @   The security or a portion thereof represents collateral for the following open future contracts:

---------------------
    154

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                               UNREALIZED
                       NUMBER OF                              EXPIRATION      VALUE AT       VALUE AS OF      APPRECIATION/
                       CONTRACTS         DESCRIPTION             DATE        TRADE DATE    JANUARY 31, 2002   DEPRECIATION
                       ----------------------------------------------------------------------------------------------------
                       724 Long    Dow Jones Euro STOXX 50   March 2002      $22,943,016     $22,962,034         $19,018
                       329 Long    FTSE 100 Index Futures    March 2002       23,839,933      23,807,012         (32,921)
                       70 Long     MSCI Sing Index ETS       February 2002     1,697,071       1,706,481           9,410
                       67 Short    Topix Index Futures       March 2002        4,772,171       4,790,689          18,518
                                                                                                                 -------
                                                                                                                 $14,025
                                                                                                                 =======

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                             CONTRACT                  IN            DELIVERY  GROSS UNREALIZED
                            TO DELIVER            EXCHANGE FOR         DATE      DEPRECIATION
                       ------------------------------------------------------------------------
                       AUD*     2,750,000.00  USD      1,408,000.00  03/13/2002  $     16,017
                       EUR*     4,485,562.10  USD      4,000,000.00  03/04/2002       150,758
                       EUR*     9,649,408.93  USD      8,579,000.00  03/04/2002       298,452
                       EUR*     9,029,447.26  USD      8,000,000.00  03/04/2002       251,466
                       EUR*    21,109,216.67  USD     18,611,996.34  03/13/2002       504,087
                       EUR*    46,799,627.71  USD     41,286,631.57  03/13/2002     1,140,973
                       EUR*     3,708,471.75  USD      3,274,580.56  03/13/2002        93,379
                       EUR*    13,554,727.21  USD     12,000,000.00  03/13/2002       372,483
                       EUR*    25,970,799.79  USD     23,000,000.00  03/13/2002       721,727
                       GBP*       420,479.84  USD        595,000.00  03/13/2002         2,646
                       GBP*     8,808,699.16  USD     12,642,245.03  03/13/2002       232,921
                       GBP*     7,137,000.00  USD     10,091,503.89  03/13/2002        37,199
                       GBP*    16,325,000.00  USD     23,295,775.00  03/13/2002       297,803
                       GBP*     2,085,000.00  USD      3,000,398.40  03/13/2002        63,138
                       GBP*     5,415,165.00  USD      7,788,631.82  03/13/2002       159,976
                       GBP*    16,255,000.00  USD     23,374,690.00  03/13/2002       475,331
                       GBP*    15,247,000.00  USD     21,719,046.56  03/13/2002       239,716
                       GBP*     5,155,450.89  USD      7,268,000.00  03/13/2002         5,218
                       JPY*   954,960,000.00  USD      7,714,354.96  03/13/2002       577,145
                       JPY*   943,920,000.00  USD      7,638,747.27  03/13/2002       584,049
                       JPY* 1,845,135,000.00  USD     14,676,076.17  03/13/2002       885,849
                       JPY*   136,054,984.00  USD      1,082,249.41  03/13/2002        65,397
                       JPY* 1,599,490,404.00  USD     12,744,943.46  03/13/2002       790,623
                       JPY* 1,445,665,000.00  USD     11,500,000.00  03/13/2002       695,344
                       JPY* 1,837,496,600.00  USD     13,900,000.00  03/13/2002       166,861
                       JPY*   611,864,630.00  USD      4,945,000.00  03/20/2002       370,429
                       JPY* 2,102,677,064.00  USD     16,520,739.06  03/20/2002       800,194
                       JPY*   877,740,452.00  USD      6,676,000.00  03/20/2002       113,624
                                                                                -------------
                                                                                $ 10,112,805
                                                                                -------------

                                                           ---------------------

                             CONTRACT                  IN            DELIVERY  GROSS UNREALIZED
                            TO DELIVER            EXCHANGE FOR         DATE      DEPRECIATION
                       ------------------------------------------------------------------------
                       USD*    18,211,162.33  EUR     20,461,980.15  03/04/2002  $   (651,909)
                       USD*    15,000,000.00  EUR     16,873,460.30  03/04/2002      (520,201)
                       USD*    10,148,000.00  EUR     11,403,336.27  03/04/2002      (362,336)
                       USD*     1,394,800.00  AUD      2,750,000.00  03/13/2002        (2,817)
                       USD*    62,882,402.49  EUR     59,843,100.12  03/13/2002    (1,527,791)
                       USD*    52,862,402.49  EUR      8,636,663.00  03/13/2002      (215,743)
                       USD*     8,474,361.96  EUR      9,597,238.91  03/13/2002      (241,658)
                       USD*     8,500,000.00  EUR      9,487,560.13  03/13/2002      (361,381)
                       USD*     4,699,492.20  EUR      5,262,000.00  03/13/2002      (185,643)
                       USD*    10,684,009.25  GBP      7,557,479.84  03/13/2002       (37,350)
                       USD*     5,774,800.00  GBP      4,000,000.00  03/13/2002      (139,769)
                       USD*    13,416,328.69  GBP      9,321,750.00  03/13/2002      (284,240)
                       USD*     9,926,056.39  GBP      7,003,250.00  03/13/2002       (60,173)
                       USD*    10,000,000.00  GBP      6,893,699.16  03/13/2002      (288,447)
                       USD*     7,839,805.13  GBP      5,415,165.00  03/13/2002      (211,149)
                       USD*     4,675,644.75  GBP      3,255,000.00  03/13/2002       (90,138)
                       USD*    18,620,550.00  GBP     13,000,000.00  03/13/2002      (306,698)
                       USD*    22,099,000.00  GBP     15,419,341.33  03/13/2002      (376,882)
                       USD*     7,945,280.00  GBP      5,600,000.00  03/13/2002       (56,236)
                       USD*    26,105,092.02  GBP     18,522,000.00  03/13/2002       (12,079)
                       USD*    15,343,307.85  JPY  1,886,920,000.00  03/13/2002    (1,240,787)
                       USD*     5,778,900.74  JPY    726,956,818.00  03/13/2002      (345,748)
                       USD*     8,701,350.53  JPY  1,079,185,000.00  03/13/2002      (635,704)
                       USD*    18,165,417.56  JPY  2,279,759,904.00  03/13/2002    (1,126,878)
                       USD*     3,895,000.00  JPY    495,144,085.00  03/13/2002      (194,377)
                       USD*     6,986,537.88  JPY    916,566,000.00  03/13/2002      (136,279)
                       USD*     7,019,652.41  JPY    917,265,000.00  03/13/2002      (164,169)
                       USD*     1,412,936.45  SGD      2,588,215.00  03/13/2002        (1,732)
                       USD*        70,000.00  SGD        128,184.00  03/13/2002          (109)
                       USD*    15,245,338.81  JPY  1,938,704,000.00  03/20/2002      (750,729)
                       USD*     5,916,269.52  JPY    775,837,694.00  03/20/2002      (115,763)
                                                                                -------------
                                                                                $(10,644,915)
                                                                                -------------
                                                                                $   (532,110)
                            Net Unrealized Depreciation......................
                                                                                =============

              -----------------------------

                       Represents open forward foreign currency contracts and offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterpart settlement risk.
                       AUD  --   Australian Dollar
                       EUR  --   Euro
                       GBP  --   Pound Sterling
                       JPY  --   Japanese Yen
                       SGD  --   Singapore Dollar

                      See Notes to Financial Statements

---------------------
    156

---------------------

    SUNAMERICA SERIES TRUST
    EMERGING MARKETS
    PORTFOLIO                           INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                       COMMON STOCK -- 93.0%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       BRAZIL -- 6.8%
                       Aracruz Celulose SA ADR (Materials).........................       23,108   $   405,545
                       Brasil Telecom Participacoes SA ADR (Information
                         Technology)...............................................        8,230       290,519
                       Centrais Geradoras do Sul do Brasil SA (Utilities)..........          496             1
                       Companhia Brasileira de Distribuicao Grupo Pao de Acuca GDR
                         (Consumer Discretionary)+.................................       11,000       241,450
                       Companhia De Bebidas das Americas ADR (Consumer Staples)....       36,000       687,240
                       Companhia Energetica de Minas Gerais ADR (Utilities)........       16,800       243,647
                       Companhia Paranaense de Energia-Copel ADR (Utilities).......       53,900       387,002
                       Companhia Vale do Rio Doce ADR (Materials)..................       23,515       521,692
                       Petroleo Brasileiro SA ADR (Energy).........................       63,665     1,297,493
                       Petroleo Brasileiro SA ADR (Energy).........................       25,125       526,369
                       Tele Celular Sul Participacoes SA ADR (Information
                         Technology)...............................................       10,250       132,225
                       Tele Norte Leste Participacoes SA ADR (Information
                         Technology)...............................................       41,300       552,594
                       Uniao de Bancos Brasileiros SA GDR (Finance)................       13,800       315,468
                       Votorantim Celulose e Papel SA ADR (Materials)+.............        4,200        67,200
                                                                                                   ------------
                                                                                                     5,668,445
                                                                                                   ------------
                       CHILE -- 1.3%
                       Banco Santander Chile ADR (Finance).........................       15,335       260,695
                       Compania de Petroleos de Chile SA (Energy)..................       89,300       306,592
                       Empresa Nacional de Electricidad SA ADR (Utilities).........       19,300       183,350
                       Empresa Nacional de Telecomunicaciones SA (ENTEL)
                         (Information Technology)..................................       30,600       189,421
                       Enersis SA ADR (Utilities)..................................       12,200       128,710
                                                                                                   ------------
                                                                                                     1,068,768
                                                                                                   ------------
                       CHINA -- 1.1%
                       Aluminium Corp. of China (Materials)+.......................    1,256,000       264,102
                       Beijing Datang Power Generation Co., Ltd. (Utilities)+......      642,000       230,479
                       China Shipping Dev Ltd. ADR (Industrial & Commercial).......      944,000       177,922
                       PetroChina Co., Ltd. (Energy)...............................    1,640,000       302,793
                                                                                                   ------------
                                                                                                       975,296
                                                                                                   ------------
                       CZECH REPUBLIC -- 0.3%
                       Cesky Telecom AS GDR (Information Technology)...............        7,800        78,260
                       Komercni Banka AS (Finance)+................................        5,000       171,833
                                                                                                   ------------
                                                                                                       250,093
                                                                                                   ------------
                       HONG KONG -- 3.3%
                       China Everbright, Ltd. (Finance)............................      250,000       171,488
                       China Merchants Holdings International Co. Ltd. (Industrial
                         & Commercial).............................................      326,000       236,159
                       China Mobile (Hong Kong) Ltd. (Information Technology)+.....      436,500     1,250,837
                       Citic Pacific, Ltd. (Industrial & Commercial)...............       86,000       169,257
                       CNOOC, Ltd. (Energy)+.......................................      239,000       245,147
                       Denway Motors, Ltd. (Consumer Discretionary)................      471,400       110,606
                       Hong Kong Exchanges & Clearing, Ltd. (Finance)..............      148,000       216,324
                       Huaneng Power International (Energy)........................      192,000       131,702
                       Shanghai Industrial Holdings, Ltd. (Industrial &
                         Commercial)...............................................      104,000       198,015
                                                                                                   ------------
                                                                                                     2,729,535
                                                                                                   ------------
                       HUNGARY -- 1.9%
                       Cosco Pacific, Ltd. (Industrial & Commercial)...............      298,000       170,026
                       EGIS Rt. (Healthcare).......................................       11,500       464,462

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HUNGARY (continued)
                       Magyar Tavkozlesi Rt (Matav) (Utilities)....................      118,600   $   422,426
                       MOL Magyar Olaj-es Gazipari Rt. (Energy)+...................       12,300       239,042
                       OTP Bank, Ltd. GDR (Finance)................................        2,100       146,685
                       OTP Bank, Ltd. GDR (Finance)+*..............................        2,400       168,770
                                                                                                   ------------
                                                                                                     1,611,411
                                                                                                   ------------
                       INDIA -- 4.7%
                       Associated Cement Co. (Industrial & Commercial).............       73,569       242,652
                       Bharat Petrol Corp., Ltd. (Energy)..........................       34,400       153,173
                       BSES, Ltd. (Utilities)......................................       49,400       208,150
                       HDFC Bank, Ltd. ADR (Finance)+..............................       18,300       274,500
                       Hindustan Lever, Ltd. (Consumer Staples)....................      114,718       521,918
                       Housing Developmental Finance Corp., Ltd. (Finance).........       23,919       311,623
                       ICICI Bank, Ltd. ADR (Finance)..............................       46,400       193,488
                       ICICI, Ltd. ADR (Finance)...................................       26,500       145,750
                       Infosys Technologies, Ltd. (Information Technology).........        8,756       702,023
                       ITC, Ltd. (Consumer Staples)................................       19,200       274,879
                       Ranbaxy Laboratories, Ltd. (Healthcare).....................       15,331       228,116
                       Reliance Industries, Ltd. (Materials).......................       72,000       444,675
                       Satyam Computer Services, Ltd. (Information Technology).....       41,923       237,572
                                                                                                   ------------
                                                                                                     3,938,519
                                                                                                   ------------
                       INDONESIA -- 0.6%
                       PT Hanjaya Mandala Sampoerna Tbk (Consumer Staples).........      289,000       121,175
                       PT Telekomunikasi Indonesia (Information Technology)........      961,700       344,963
                                                                                                   ------------
                                                                                                       466,138
                                                                                                   ------------
                       ISRAEL -- 2.2%
                       Check Point Software Technologies, Ltd. (Information
                         Technology)+..............................................       21,860       797,890
                       Taro Pharmaceutical Industries, Ltd., Class A
                         (Healthcare)+.............................................        8,900       288,538
                       Teva Pharmaceutical Industries, Ltd. ADR (Healthcare).......       12,200       756,400
                                                                                                   ------------
                                                                                                     1,842,828
                                                                                                   ------------
                       KOREA -- 4.4%
                       Cheil Industries, Inc. (Consumer Discretionary)+............       33,600       345,135
                       Daishin Securities Co. (Finance)............................        9,600       168,627
                       Hana Bank (Finance)+........................................       23,932       318,021
                       Jungsoft Co., Ltd. (Information Technology).................        5,078       133,795
                       Kangwon Land, Inc. (Information & Entertainment)+...........        1,447       198,916
                       Kookmin Bank (Finance)......................................       34,152     1,504,942
                       Lotte Chilsung Beverage Co., Ltd. (Consumer Staples)+.......          350       159,042
                       Nong Shim Co. (Consumer Discretionary)......................        2,640       162,908
                       Poongsan Corp. (Industrial & Commercial)+...................       19,800       182,290
                       Samsung Electro-Mechanics Co. (Information Technology)......        7,250       294,562
                       Sindo Ricoh Co. (Information Technology)+...................        4,750       189,724
                                                                                                   ------------
                                                                                                     3,657,962
                                                                                                   ------------
                       MALAYSIA -- 3.6%
                       Genting Berhad (Industrial & Commercial)....................       52,000       168,316
                       IJM Corp. Berhad (Industrial & Commercial)..................      222,000       245,368
                       IOI Corp. Berhad (Multi-industry)...........................      160,000       206,316
                       Malayan Banking Berhad (Finance)............................      130,500       307,362
                       Perusahaan Otomobil Nasional Berhad (Industrial &
                         Commercial)...............................................       50,000       107,237
                       Public Bank Berhad (Finance)................................      497,700       333,983
                       Resorts World Berhad (Information & Entertainment)..........       78,000       164,210
                       Sime Darby Berhad (Multi-industry)..........................      193,000       251,916
                       Tanjong, PLC (Information & Entertainment)..................      176,000       419,158
                       Telekom Malaysia Berhad (Information Technology)............      121,000       313,645

---------------------
    158


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       MALAYSIA (continued)
                       Tenaga Nasional Berhad (Utilities)..........................      120,400   $   345,358
                       YTL Corporation Berhad (Industrial & Commercial)............      139,320       171,583
                                                                                                   ------------
                                                                                                     3,034,452
                                                                                                   ------------
                       MEXICO -- 13.4%
                       America Movil SA de CV ADR (Information Technology).........       75,460     1,494,108
                       Cemex SA de CV ADR (Materials)..............................       43,387     1,145,417
                       Coca-Cola Femsa SA ADR (Consumer Staples)...................       26,600       618,450
                       Consorico ARA SA de CV (Real Estate)+.......................      210,800       401,689
                       Fomento Economico Mexicano SA de CV (Consumer Staples)......      100,828       408,735
                       Fomento Economico Mexicano SA, Class B ADR (Industrial &
                         Commercial)...............................................       10,300       418,180
                       Grupo Aeroportuario del Sureste SA se CV ADR (Industrial &
                         Commercial)+..............................................       22,700       326,880
                       Grupo Elektra, S.A. de C.V. (Information Technology)........      290,900       216,259
                       Grupo Financiero Bancomer SA de CV (Finance)+...............      852,430       930,059
                       Grupo Modelo SA de CV, Series C (Consumer Staples)..........       66,300       160,912
                       Grupo Televisa SA GDR (Information & Entertainment)+........       21,152       943,379
                       Telefonos de Mexico SA de CV ADR (Utilities)................       77,730     2,984,832
                       Wal-Mart de Mexico SA de CV (Consumer Discretionary)........      262,800       758,491
                       Wal-Mart de Mexico SA de CV, Series C (Consumer
                         Discretionary)............................................      143,670       361,256
                                                                                                   ------------
                                                                                                    11,168,647
                                                                                                   ------------
                       PHILIPPINES -- 0.6%
                       Bank of Philippine Islands (Finance)+.......................       95,500       124,910
                       Manila Electric Co. (Utilities)+............................      105,600        81,429
                       Philippine Long Distance Telephone Co. ADR (Utilities)......       13,200       137,280
                       SM Prime Holdings, Inc. (Real Estate).......................      912,000       122,846
                                                                                                   ------------
                                                                                                       466,465
                                                                                                   ------------
                       POLAND -- 0.8%
                       Bank Polska Kasa Opieki Grupa Pekao SA (Finance)+...........       16,090       403,098
                       Telekomunikacja Polska SA (Information Technology)+.........       66,529       256,789
                                                                                                   ------------
                                                                                                       659,887
                                                                                                   ------------
                       RUSSIA -- 4.2%
                       LUKOIL ADR (Energy).........................................        4,200       238,140
                       RAO Unified Energy System ADR (Utilities)...................       48,600       787,320
                       Surgutneftegaz ADR (Energy).................................       69,650     1,129,375
                       YUKOS Corp. ADR (Energy)....................................       14,400     1,350,108
                                                                                                   ------------
                                                                                                     3,504,943
                                                                                                   ------------
                       SOUTH AFRICA -- 6.0%
                       ABSA Group, Ltd. (Finance)+.................................       56,337       128,947
                       Barloworld, Ltd. (Finance)+.................................       40,700       197,711
                       Bidvest Group, Ltd. (Finance)+..............................       50,262       188,950
                       Gold Fields, Ltd. (Materials)...............................       49,900       316,652
                       Impala Platinum Holdings, Ltd. (Materials)..................        5,703       257,970
                       Imperial Holdings, Ltd. (Finance)...........................       41,700       185,415
                       Johnnic Holdings, Ltd. (Industrial & Commercial)............       83,870       336,214
                       Momentum Life (Finance).....................................      309,500       177,438
                       Remgro, Ltd. (Multi-industry)...............................      151,000       823,396
                       Rustenburg Platinum Holdings, Ltd. ADR (Materials)..........        9,500       367,527
                       Sanlam, Ltd. (Finance)......................................      740,660       557,521
                       Sappi, Ltd. (Materials).....................................       74,708       855,300
                       Standard Bank Investment Corp., Ltd. (Finance)..............      235,830       562,483
                                                                                                   ------------
                                                                                                     4,955,524
                                                                                                   ------------
                       SOUTH KOREA -- 15.7%
                       Cheil Communications, Inc. (Information & Entertainment)+...        2,490       307,114
                       Daelim Industrial Co. (Industrial & Commercial)+............       29,700       305,075
                       Humax Co., Ltd. (Industrial & Commercial)+..................        6,050       175,577
                       Hyundai Mobis (Consumer Discretionary)......................       21,860       317,199

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       SOUTH KOREA (continued)
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)+...........       27,940   $   645,475
                       Korea Electric Power Corp. (Utilities)+.....................       54,970       915,187
                       Korea Telecom Corp. ADR (Information Technology)............       24,370       478,383
                       LG Electronics, Inc. (Information & Entertainment)+.........       15,490       363,176
                       NCSoft Corp. (Information Technology)+......................          860       133,328
                       Pohang Iron & Steel Co., Ltd. (Materials)...................        5,780       567,229
                       Pohang Iron & Steel Co., Ltd. ADR (Materials)...............       15,500       381,610
                       Samsung Co. (Industrial & Commercial)+......................       21,640       160,309
                       Samsung Electronics Co. (Information Technology)............       19,746     4,531,597
                       Samsung Fire & Marine Insurance Co., Ltd. (Finance).........       11,250       532,687
                       Samsung Securities Co., Ltd. (Finance)+.....................       20,210       701,500
                       Shinhan Financial Group Co., Ltd. (Finance).................       42,470       572,472
                       Shinsegae Co., Ltd. (Consumer Discretionary)+...............        4,350       541,508
                       SK Telecom Co., Ltd. (Information Technology)...............        5,770     1,128,089
                       SK Telecom Co., Ltd. ADR (Information Technology)...........       14,100       309,072
                                                                                                   ------------
                                                                                                    13,066,587
                                                                                                   ------------
                       TAIWAN -- 13.5%
                       ASE Test, Ltd. (Information Technology)+....................       34,040       399,970
                       Asustek Computer, Inc. (Information Technology).............      165,151       808,266
                       Bank Sinopac (Finance)+.....................................      603,666       258,294
                       Cathay Financial Holding Co., Ltd. (Finance)+...............      231,000       350,401
                       China Steel Corp. (Materials)...............................      601,000       287,255
                       ChinaTrust Commercial Bank (Finance)........................      623,319       426,369
                       Compal Electronics, Inc. (Information Technology)...........      272,000       376,783
                       Far Eastern Textile Co., Ltd. (Consumer Discretionary)......      496,756       201,176
                       Formosa Chemicals & Fibre Corp. (Materials).................      296,760       286,228
                       Formosa Plastics Corp. (Materials)..........................      331,000       412,092
                       Fubon Group Co, Ltd. (Finance)+.............................      391,000       398,386
                       Hon Hai Precision Industry Co., Ltd. (Information
                         Technology)...............................................      130,486       661,020
                       Inventec Corp. (Information Technology).....................      174,000       157,865
                       Nan Ya Plastic Corp. (Materials)............................      409,000       390,973
                       Quanta Computer, Inc. (Information Technology)..............      112,750       443,707
                       Siliconware Precision Industries Co. (Information
                         Technology)+..............................................      355,000       269,247
                       Taiwan Cellular Corp. (Information Technology)+.............      196,791       247,256
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................    1,135,031     2,842,450
                       Unimicron Technology Corp. (Information Technology).........      196,000       201,946
                       United Microelectronics Corp. (Information Technology)+.....    1,125,298     1,500,827
                       Yuanta Core Pacific Securities Co. (Finance)+...............      447,000       354,376
                                                                                                   ------------
                                                                                                    11,274,887
                                                                                                   ------------
                       THAILAND -- 1.8%
                       Advanced Info Service Public Co., Ltd. (Information
                         Technology)...............................................      334,000       331,838
                       Bangkok Bank, Plc. (Finance)+...............................      341,300       492,166
                       BEC World, PLC (Information & Entertainment)................       50,200       250,801
                       PTT Exploration & Production Public Co., Ltd. (Energy)......       85,000       208,471
                       Siam Cement Co. (Industrial & Commercial)+..................       13,900       203,284
                       TelecomAsia Corp. (Utilities) (1)...........................      124,768             0
                                                                                                   ------------
                                                                                                     1,486,560
                                                                                                   ------------
                       TURKEY -- 0.8%
                       Aksigorta AS (Finance)......................................   21,337,000       175,228
                       Haci Omer Sabanci Holding AS (Finance)+.....................   30,530,000       158,597
                       Hurriyet Gazetecilik ve Matbaacilik AS (Information &
                         Entertainment)+...........................................   64,349,400       211,385
                       Tupras-Turkiye Petrol Refinerileri AS (Energy)..............   17,488,600       156,983
                                                                                                   ------------
                                                                                                       702,193
                                                                                                   ------------

---------------------
    160


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       UNITED KINGDOM -- 4.0%
                       Anglo American, Plc. (Energy)+..............................      154,768   $ 2,546,083
                       Old Mutual, Plc. (Finance)..................................      200,700       271,364
                       South African Breweries, Plc. (Consumer Staples)............       82,400       544,260
                                                                                                   ------------
                                                                                                     3,361,707
                                                                                                   ------------
                       UNITED STATES -- 2.0%
                       Ceske Radiokomunikace AS GDR (Information Technology).......       20,761       212,800
                       Dr. Reddy's Lab ADR (Healthcare)............................        5,891       120,766
                       Euronet Services, Inc. (Industrial & Commercial)+...........       22,000       437,580
                       Harmony Gold Mining, Ltd. ADR (Materials)...................       32,200       257,278
                       Korea Tobacco & Ginseng Corp. GDR (Consumer Staples)*.......       47,900       293,388
                       Lumenis, Ltd. (Healthcare)+.................................       17,400       311,460
                                                                                                   ------------
                                                                                                     1,633,272
                                                                                                   ------------
                       TOTAL COMMON STOCK (cost $73,954,974).......................                 77,524,119
                                                                                                   ------------
                                                       PREFERRED STOCK -- 2.3%
                       ----------------------------------------------------------------------------------------
                       BRAZIL -- 1.8%
                       Banco Bradesco SA (Finance).................................  110,700,047       553,960
                       Banco Itau SA (Finance).....................................    7,580,000       533,496
                       Bradespar SA (Finance)......................................          190             0
                       Centrais Geradoras do Sul do Brasil SA (Utilities)+.........          504             1
                       Companhia Paulista de Forca E Luz (Utilities)+..............           44             2
                       Companhia Paulista de Forca E Luz, Class A
                         (Utilities)+(1)...........................................           68             2
                       CPFL Geracao de Energia SA (Industrial & Commercial)+.......          116             0
                       Gerdau SA (Materials)+......................................   21,900,000       211,815
                       Petroleo Brasileiro SA (Utilities)..........................        2,669        53,314
                       Telemar Norte Leste SA (Information Technology).............    4,700,000       103,876
                                                                                                   ------------
                                                                                                     1,456,466
                                                                                                   ------------
                       KOREA -- 0.5%
                       Samsung Electronics Co., Ltd. (Information Technology)......        4,620       426,928
                                                                                                   ------------
                       TOTAL PREFERRED STOCK (cost $1,990,758).....................                  1,883,394
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $75,945,732)..............                 79,407,513
                                                                                                   ------------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 4.8%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with J.P. Morgan & Co., Inc., bearing interest at
                         1.92%, dated 1/31/02, to be repurchased 2/01/02 in the
                         amount of $4,039,215 and collateralized by $4,165,000 of
                         Federal National Mortgage Association Notes, bearing
                         interest at 4.38% due 10/15/06 and having an approximate
                         value of $4,099,272 (cost $4,039,000).....................  $ 4,039,000     4,039,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $79,984,732)                            100.1%                                    83,446,513
                       Liabilities in excess of other assets --         (0.1)                                      (105,268)
                                                                       ------                                  ------------
                       NET ASSETS --                                   100.0%                                   $83,341,245
                                                                       ======                                  ============

              -----------------------------
              +   Non-income producing securities.

              * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

              (1) Fair valued security -- See Note 2

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

                                                           ---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                            CONTRACT              IN         DELIVERY  GROSS UNREALIZED
                           TO DELIVER        EXCHANGE FOR      DATE      APPRECIATION
                       ----------------------------------------------------------------
                       MXN      2,027,631  USD    2,059,574  03/20/2002   $   31,943
                                                                         -----------

                                                                       GROSS UNREALIZED
                                                                         DEPRECIATION
                       ----------------------------------------------------------------

                       MXN      3,226,757  USD    3,277,591  03/20/2002      (50,834)
                                                                         -----------
                                                                         $  (18,891)
                            Net Unrealized Appreciation..............
                                                                         ===========

                       MXN  --   Mexican Peso
                       USD  --   United States Dollar

              See Notes to Financial Statements

---------------------
    162

---------------------

    SUNAMERICA SERIES TRUST
    TECHNOLOGY PORTFOLIO                INVESTMENT PORTFOLIO -- JANUARY 31, 2002

                                          COMMON STOCK -- 98.0%                         SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE -- 12.8%
                       Drugs -- 6.2%
                       Celgene Corp.+..............................................        7,900   $   216,618
                       Cephalon, Inc.+.............................................          600        39,348
                       CuraGen Corp. ..............................................       11,900       193,970
                       Gilead Sciences, Inc.+......................................       10,700       702,562
                       IDEC Pharmaceuticals Corp.+.................................       10,500       624,330
                       NPS Pharmaceuticals, Inc.+..................................       16,649       499,470
                       Tularik, Inc.+..............................................       15,349       339,059

                       Health Services -- 1.8%
                       Exelixis, Inc.+.............................................       41,749       511,425
                       Invitrogen Corp.+...........................................        4,699       253,088

                       Medical Products -- 4.8%
                       Amgen, Inc.+................................................       12,249       679,820
                       Bruker Daltonics, Inc.+.....................................       20,324       289,007
                       Genaissance Pharmaceuticals, Inc.+..........................       32,999       134,273
                       Genzyme Corp.+..............................................        2,100        95,781
                       Given Imaging, Ltd.+........................................        2,600        34,034
                       Immunex Corp.+..............................................        7,400       206,830
                       Medtronic, Inc. ............................................        7,749       381,793
                       Regeneron Pharmaceuticals, Inc.+............................        7,800       193,440
                       Third Wave Technologies, Inc. ..............................        2,400        15,672
                                                                                                   ------------
                                                                                                     5,410,520
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 1.6%
                       Food, Beverages & Tobacco -- 0.3%
                       Loews Corp. -- Carolina Group...............................        4,600       128,800

                       Business Services -- 1.3%
                       Advisory Board Co.+.........................................        3,400       111,452
                       Affiliated Computer Services, Inc., Class A+................        2,100       200,865
                       Corporate Executive Board Co.+..............................        7,799       251,050
                                                                                                   ------------
                                                                                                       692,167
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 1.7%
                       Broadcasting & Media
                       AOL Time Warner, Inc.+......................................       14,000       368,340
                       Gemstar-TV Guide International, Inc.+.......................       18,849       343,052
                                                                                                   ------------
                                                                                                       711,392
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 81.9%
                       Communication Equipment -- 8.8%
                       Ariba, Inc.+................................................       26,900       130,465
                       Emulex Corp.+...............................................       16,048       738,369
                       Extreme Networks, Inc. .....................................       21,000       292,740
                       Intersil Holding Corp., Class A+............................        4,000       118,880
                       JDS Uniphase Corp.+.........................................       29,700       207,900
                       Network Appliance, Inc.+....................................       22,000       394,900
                       Nokia Corp. ADR.............................................        9,800       229,810
                       ONI Systems Corp.+..........................................       38,499       218,289

                                                           ---------------------

                                         COMMON STOCK (CONTINUED)                       SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Communication Equipment (continued)
                       Openwave Systems, Inc.+.....................................        9,800   $    63,406
                       QUALCOMM, Inc.+.............................................       21,399       944,338
                       RF Micro Devices, Inc.+.....................................       12,149       222,448
                       Telefonaktiebolaget LM Ericsson AB ADR......................       44,100       191,394

                       Computers & Business Equipment -- 11.3%
                       Cisco Systems, Inc.+........................................      122,299     2,421,520
                       Compaq Computer Corp. ......................................       47,600       587,860
                       Dell Computer Corp.+........................................       19,100       525,059
                       EMC Corp.+..................................................       31,600       518,240
                       Storage Technology Corp.+...................................        8,650       211,665
                       StorageNetworks, Inc.+......................................       36,349       186,834
                       Sun Microsystems, Inc.+.....................................       33,100       356,156

                       Computer Services -- 2.4%
                       Brocade Communications Systems, Inc.+.......................       23,848       868,067
                       Documentum, Inc.+...........................................        8,199       165,866

                       Computer Software -- 22.0%
                       Adobe Systems, Inc. ........................................        9,949       335,281
                       BEA Systems, Inc.+..........................................       16,949       307,285
                       Citrix Systems, Inc.+.......................................        5,500        94,765
                       Intuit, Inc.+...............................................       20,899       820,286
                       McDATA Corp., Class A+......................................       11,325       280,860
                       Mercury Interactive Corp.+..................................        7,149       272,377
                       Micromuse, Inc.+............................................       14,198       154,616
                       Microsoft Corp.+............................................       38,999     2,484,626
                       Oracle Corp.+...............................................       41,699       719,725
                       Peoplesoft, Inc.+...........................................       17,049       553,922
                       Quest Software, Inc.+.......................................       11,749       279,979
                       SAP AG ADR..................................................        9,050       317,293
                       Siebel Systems, Inc.+.......................................       12,550       444,145
                       SmartForce, PLC. ADR+.......................................        5,550        96,903
                       TIBCO Software, Inc.+.......................................       27,699       443,461
                       VERITAS Software Corp.+.....................................       19,899       846,702
                       Xilinx, Inc.+...............................................       20,850       903,848

                       Electronics -- 29.2%
                       Advanced Micro Devices, Inc.+...............................       11,500       184,575
                       Agere Systems, Inc., Class A+...............................       64,250       328,960
                       Altera Corp. ...............................................       23,700       595,344
                       Analog Devices, Inc.+.......................................        9,900       433,620
                       Applied Micro Circuits Corp.+...............................       18,499       188,135
                       Broadcom Corp., Class A+....................................       10,899       462,881
                       Celestica, Inc.+............................................       12,499       527,458
                       Conexant Systems, Inc.+.....................................       58,399       761,523
                       Flextronics International, Ltd.+............................       14,900       330,780
                       Infineon Technologies AG ADR................................        8,550       185,193
                       Integrated Device Technology, Inc.+.........................        8,350       255,092
                       Intel Corp. ................................................       69,750     2,444,040
                       KLA-Tencor Corp.+...........................................        3,550       203,344
                       Kopin Corp.+................................................       49,199       560,377
                       Linear Technology Corp. ....................................        5,800       239,946
                       LSI Logic Corp.+............................................       14,450       239,581
                       Micrel, Inc.+...............................................        9,299       219,456
                       Micron Technology, Inc.+....................................       17,200       580,500
                       Microtune, Inc.+............................................        6,600       142,362
                       Novellus Systems, Inc.+.....................................        5,650       241,311
                       QLogic Corp.+...............................................       19,800       968,814

---------------------
    164

                                         COMMON STOCK (CONTINUED)                       SHARES        VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Redback Networks, Inc.+.....................................       28,749   $   138,570
                       Sanmina Corp.+..............................................        7,248       106,401
                       Texas Instruments, Inc. ....................................       37,900     1,182,859
                       TriQuint Semiconductor, Inc.+...............................       22,199       244,411
                       Vitesse Semiconductor Corp.+................................       49,050       620,482

                       Internet Content -- 2.4%
                       Check Point Software Technologies, Ltd.+....................       11,573       422,414
                       DoubleClick, Inc.+..........................................       14,950       168,786
                       Manugistics Group, Inc.+....................................        8,700       151,815
                       Yahoo!, Inc.+...............................................       16,700       287,908

                       Internet Software -- 2.6%
                       Interwoven, Inc.+...........................................       22,000       157,520
                       Symantec Corp.+.............................................        2,600       204,516
                       VeriSign, Inc.+.............................................        2,599        80,205
                       Vignette Corp.+.............................................      129,149       480,434
                       Vitria Technology, Inc.+....................................       27,699       180,875

                       Software -- 0.1%
                       SunGard Data Systems, Inc.+.................................          700        20,993

                       Telecommunications -- 3.1%
                       ADC Telecommunications, Inc.+...............................       91,100       444,568
                       Finisar Corp.+..............................................       47,449       558,475
                       FLAG Telecom Holdings, Ltd.+................................       54,599        36,035
                       Leap Wireless International, Inc.+..........................       16,800       196,392
                       Sonus Networks, Inc.+.......................................       15,550        63,289
                                                                                                   ------------
                                                                                                    34,790,520
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $47,865,111)..............                 41,604,599
                                                                                                   ------------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENTS -- 9.1%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.84%
                         dated 01/31/02, to be repurchased 02/01/02 in the amount
                         of $3,876,198 and collateralized by $3,560,000 U.S.
                         Treasury Notes, bearing interest at 6.63%, due 05/15/07
                         and having an approximate value of $3,956,709
                         (cost $3,876,000).........................................   $3,876,000     3,876,000

                       TOTAL INVESTMENTS --
                         (cost $51,741,111)                          107.1%                                      45,480,599
                       Liabilities in excess of other assets --       (7.1)                                      (3,012,197)
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $42,468,402
                                                                     ======                                     ============

              -----------------------------
              + Non-income producing security
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    JANUARY 31, 2002

                                                                                                            WORLDWIDE
                                                  CASH        CORPORATE        GLOBAL       HIGH-YIELD         HIGH
                                               MANAGEMENT        BOND           BOND           BOND           INCOME
   --------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......    $ 61,615,694   $262,214,311   $137,085,711   $ 227,031,331   $ 87,462,771
   Short-term securities*.................     487,571,789      2,362,000     11,483,000              --         99,269
   Repurchase agreements (cost equals
    market)...............................      73,957,554             --             --      33,102,000      8,053,000
   Cash...................................              --      3,650,043      2,527,889             248         80,574
   Foreign currency.......................              --             --        381,766              --             --
   Receivables for--
    Fund shares sold......................      16,193,960        258,809         35,549         163,731         37,489
    Dividends and accrued interest........       1,493,138      5,193,506      2,482,639       6,600,122      2,255,268
    Sales of investments..................              --        147,391      1,528,897       3,022,379      1,127,208
    Foreign currency contracts............              --             --             --              --             --
    Variation margin on futures
      contracts...........................              --             --             --              --          7,688
   Prepaid expenses.......................           3,182          1,787            758           1,578          1,021
   Due from Adviser.......................              --             --             --              --             --
   Deferred organizational expenses.......              --             --             --              --             --
   Unrealized appreciation on forward
    foreign currency contracts............              --             --      2,930,008              --         54,870
                                              -------------------------------------------------------------------------
                                               640,835,317    273,827,847    158,456,217     269,921,389     99,179,158
                                              -------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................      17,640,754        135,785         55,311       3,281,525      1,521,426
    Purchases of investments..............              --      4,067,203      8,159,265       5,789,179      1,712,141
    Management fees.......................         273,426        134,963         86,469         142,995         82,006
    Foreign currency contracts............              --             --             --              --             --
    Variation margin on futures
      contracts...........................              --             --        782,555              --             --
    Service fees--Class B.................           2,875          1,153            318             574            119
   Other accrued expenses.................          85,039         46,063         55,071          76,850         45,937
   Unrealized depreciation on forward
    foreign currency contracts............              --             --        887,920              --             --
   Due to Custodian.......................              --             --             --              --      1,190,130
                                              -------------------------------------------------------------------------
                                                18,002,094      4,385,167     10,026,909       9,291,123      4,551,759
                                              -------------------------------------------------------------------------
   NET ASSETS.............................    $622,833,223   $269,442,680   $148,429,308   $ 260,630,266   $ 94,627,399
                                              =========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $600,699,139   $273,187,614   $149,325,559   $ 376,492,146   $144,850,683
   Accumulated undistributed net
    investment income (loss)..............      22,718,555     17,834,860        351,172      32,854,630     11,000,288
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........        (846,153)    (9,661,805)     1,062,304    (119,303,961)   (30,743,826)
   Unrealized appreciation (depreciation)
    on investments........................         261,682    (11,917,989)    (4,372,905)    (29,412,549)   (30,600,164)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......              --             --      1,988,338              --        110,345
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................              --             --         74,840              --         10,073
                                              -------------------------------------------------------------------------
                                              $622,833,223   $269,442,680   $148,429,308   $ 260,630,266   $ 94,627,399
                                              =========================================================================
   Class A (unlimited shares authorized):
   Net assets.............................    $600,740,624   $258,912,394   $145,555,948   $ 255,845,173   $ 93,599,216
   Shares of beneficial interest issued
    and outstanding.......................      54,290,720     23,181,961     13,690,418      36,510,178     12,228,730
   Net asset value, offering and
    redemption price per share............    $      11.07   $      11.17   $      10.63   $        7.01   $       7.65
                                              =========================================================================
   Class B (unlimited shares authorized):
   Net assets.............................    $ 22,092,599   $ 10,530,286   $  2,873,360   $   4,785,093   $  1,028,183
   Shares of beneficial interest issued
    and outstanding.......................       1,998,501        942,963        270,352         683,512        134,439
   Net asset value, offering and
    redemption price per share............    $      11.05   $      11.17   $      10.63   $        7.00   $       7.65
                                              =========================================================================
   ---------------
   * Cost
    Investment securities.................    $ 61,615,694   $274,132,300   $141,458,616   $ 256,443,880   $118,062,935
                                              =========================================================================
    Short-term securities.................    $487,310,106   $  2,362,000   $ 11,483,000   $          --   $     99,269
                                              =========================================================================


                                             SUNAMERICA
                                              BALANCED
   ------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......  $ 439,774,533
   Short-term securities*.................     14,000,000
   Repurchase agreements (cost equals
    market)...............................     20,742,000
   Cash...................................          1,416
   Foreign currency.......................             --
   Receivables for--
    Fund shares sold......................        300,071
    Dividends and accrued interest........      3,348,243
    Sales of investments..................     16,633,655
    Foreign currency contracts............             --
    Variation margin on futures
      contracts...........................             --
   Prepaid expenses.......................          2,986
   Due from Adviser.......................
   Deferred organizational expenses.......             --
   Unrealized appreciation on forward
    foreign currency contracts............             --
                                            -------------
                                              494,802,904
                                            -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        250,359
    Purchases of investments..............     16,932,499
    Management fees.......................        248,232
    Foreign currency contracts............             --
    Variation margin on futures
      contracts...........................             --
    Service fees--Class B.................            691
   Other accrued expenses.................         83,630
   Unrealized depreciation on forward
    foreign currency contracts............             --
   Due to Custodian.......................             --
                                            -------------
                                               17,515,411
                                            -------------
   NET ASSETS.............................  $ 477,287,493
                                            =============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 565,625,021
   Accumulated undistributed net
    investment income (loss)..............     10,150,847
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........    (68,234,000)
   Unrealized appreciation (depreciation)
    on investments........................    (30,254,375)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......             --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................             --
                                            -------------
                                            $ 477,287,493
                                            =============
   Class A (unlimited shares authorized):
   Net assets.............................  $ 471,193,615
   Shares of beneficial interest issued
    and outstanding.......................     33,619,803
   Net asset value, offering and
    redemption price per share............  $       14.02
                                            =============
   Class B (unlimited shares authorized):
   Net assets.............................  $   6,093,878
   Shares of beneficial interest issued
    and outstanding.......................        435,028
   Net asset value, offering and
    redemption price per share............  $       14.01
                                            =============
   ---------------
   * Cost
    Investment securities.................  $ 470,028,908
                                            =============
    Short-term securities.................  $  14,000,000
                                            =============

    See Notes to Financial Statements

---------------------
    166

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2002

                                               MFS TOTAL        ASSET         TELECOM        EQUITY       EQUITY
                                                 RETURN       ALLOCATION      UTILITY        INCOME        INDEX
   ----------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......    $448,065,965   $523,716,367   $ 79,363,998   $7,812,526   $50,577,604
   Short-term securities*.................      44,472,000             --      8,286,000           --        74,883
   Repurchase agreements (cost equals
    market)...............................              --     21,207,000             --      258,000       716,000
   Cash...................................              --            607      1,414,643          148           847
   Foreign currency.......................         251,913             --             --           --            --
   Receivables for--
    Fund shares sold......................         982,318         55,608         38,460          307       132,579
    Dividends and accrued interest........       2,619,969      3,964,149        456,442       14,273        45,384
    Sales of investments..................       6,916,824     13,855,601        845,733           --        20,751
    Foreign currency contracts............              --             --             --           --            --
    Variation margin on futures
      contracts...........................              --             --             --           --         8,940
   Prepaid expenses.......................           1,572          3,691            641           44           350
   Due from Adviser.......................              --             --             --       13,675         6,439
   Deferred organizational expenses.......              --             --             --           --            --
   Unrealized appreciation on forward
    foreign currency contracts............              --             --             --           --            --
                                              ---------------------------------------------------------------------
                                               503,310,561    562,803,023     90,405,917    8,098,973    51,583,777
                                              ---------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         288,662        291,640         89,426          276         6,912
    Purchases of investments..............      12,254,421      3,814,406      4,038,996           --        92,813
    Management fees.......................         266,520        286,083         57,084        4,419        17,613
    Foreign currency contracts............              --             --             --           --            --
    Variation margin on futures
      contracts...........................              --             --             --           --            --
    Service fees--Class B.................           2,153            257            174                         --
   Other accrued expenses.................          59,798         94,050         33,649       34,276        32,527
   Unrealized depreciation on forward
    foreign currency contracts............              --             --             --           --            --
   Due to Custodian.......................         823,724          2,449             --           --            --
                                              ---------------------------------------------------------------------
                                                13,695,278      4,488,885      4,219,329       38,971       149,865
                                              ---------------------------------------------------------------------
   NET ASSETS.............................    $489,615,283   $558,314,138   $ 86,186,588   $8,060,002   $51,433,912
                                              =====================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $470,919,681   $583,043,725   $117,527,713   $7,550,495   $60,535,370
   Accumulated undistributed net
    investment income (loss)..............      11,507,292     18,181,913      6,208,322      154,153       427,050
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........       5,550,119    (30,567,287)   (30,887,538)    (209,617)     (327,097)
   Unrealized appreciation (depreciation)
    on investments........................       1,647,703    (12,344,213)    (6,661,909)     564,971    (9,196,231)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......          (9,512)            --             --           --            --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................              --             --             --           --        (5,180)
                                              ---------------------------------------------------------------------
                                              $489,615,283   $558,314,138   $ 86,186,588   $8,060,002   $51,433,912
                                              =====================================================================
   Class A (unlimited shares authorized):
   Net assets.............................    $469,605,159   $556,080,961   $ 84,765,888   $8,060,002   $51,433,912
   Shares of beneficial interest issued
    and outstanding.......................      30,513,844     43,317,362      8,465,212      741,111     5,363,234
   Net asset value, offering and
    redemption price per share............    $      15.39   $      12.84   $      10.01   $    10.88   $      9.59
                                              =====================================================================
   Class B (unlimited shares authorized):
   Net assets.............................    $ 20,010,124   $  2,233,177   $  1,420,700   $       --   $        --
   Shares of beneficial interest issued
    and outstanding.......................       1,300,647        174,026        141,938           --            --
   Net asset value, offering and
    redemption price per share............    $      15.38   $      12.83   $      10.01   $       --   $        --
                                              =====================================================================
   ---------------
   * Cost
    Investment securities.................    $446,418,262   $536,060,580   $ 86,025,907   $7,247,555   $59,773,835
                                              =====================================================================
    Short-term securities.................    $ 44,472,000   $         --   $  8,286,000   $       --   $    74,883
                                              =====================================================================


                                                GROWTH-
                                                INCOME
   --------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......  $ 1,366,932,345
   Short-term securities*.................       91,965,320
   Repurchase agreements (cost equals
    market)...............................               --
   Cash...................................               88
   Foreign currency.......................               --
   Receivables for--
    Fund shares sold......................          397,738
    Dividends and accrued interest........          547,138
    Sales of investments..................        7,475,682
    Foreign currency contracts............               --
    Variation margin on futures
      contracts...........................          987,125
   Prepaid expenses.......................           10,500
   Due from Adviser.......................               --
   Deferred organizational expenses.......               --
   Unrealized appreciation on forward
    foreign currency contracts............               --
                                            ---------------
                                              1,468,315,936
                                            ---------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................          684,877
    Purchases of investments..............        1,555,621
    Management fees.......................          676,251
    Foreign currency contracts............               --
    Variation margin on futures
      contracts...........................               --
    Service fees--Class B.................            1,695
   Other accrued expenses.................          220,095
   Unrealized depreciation on forward
    foreign currency contracts............               --
   Due to Custodian.......................               --
                                            ---------------
                                                  3,138,539
                                            ---------------
   NET ASSETS.............................  $ 1,465,177,397
                                            ===============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 1,452,955,202
   Accumulated undistributed net
    investment income (loss)..............        9,879,074
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........     (128,356,913)
   Unrealized appreciation (depreciation)
    on investments........................      131,104,159
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......               --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................         (404,125)
                                            ---------------
                                            $ 1,465,177,397
                                            ===============
   Class A (unlimited shares authorized):
   Net assets.............................  $ 1,450,218,120
   Shares of beneficial interest issued
    and outstanding.......................       66,673,890
   Net asset value, offering and
    redemption price per share............  $         21.75
                                            ===============
   Class B (unlimited shares authorized):
   Net assets.............................  $    14,959,277
   Shares of beneficial interest issued
    and outstanding.......................          688,023
   Net asset value, offering and
    redemption price per share............  $         21.74
                                            ===============
   ---------------
   * Cost
    Investment securities.................  $ 1,235,828,186
                                            ===============
    Short-term securities.................  $    91,965,320
                                            ===============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2002

                                                                 DAVIS                                          GOLDMAN
                                               FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                 VALUE           VALUE        WALL STREET        GROWTH         RESEARCH
   -----------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......    $274,691,237   $2,184,096,741   $113,712,419   $1,937,513,472   $ 30,265,586
   Short-term securities*.................          87,000               --             --               --             --
   Repurchase agreements (cost equals
    market)...............................              --      179,062,000        970,000               --             --
   Cash...................................             109            1,645            352               --        745,018
   Foreign currency.......................              --               --             --               --             --
   Receivables for--
    Fund shares sold......................         271,223          910,658         76,364          385,941         71,250
    Dividends and accrued interest........         338,398        1,811,812        170,000          737,214          5,558
    Sales of investments..................       2,716,786        1,540,338        898,591       26,882,507        933,601
    Foreign currency contracts............              --               --             --               --             --
    Variation margin on futures
      contracts...........................              --               --             --               --          8,940
   Prepaid expenses.......................           1,282           14,299            920           15,364             71
   Due from Adviser.......................              --               --             --               --         11,338
   Deferred organizational expenses.......              --               --             --               --             --
   Unrealized appreciation on forward
    foreign currency contracts............              --               --             --               --             --
                                              ----------------------------------------------------------------------------
                                               278,106,035    2,367,437,493    115,828,646    1,965,534,498     32,041,362
                                              ----------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         335,987          906,686        102,984          827,191         12,155
    Purchases of investments..............              --        7,882,212             --       12,833,390      1,534,188
    Management fees.......................         161,950        1,456,667         58,179        1,041,826         31,960
    Foreign currency contracts............              --               --             --               --             --
    Variation margin on futures
      contracts...........................              --               --             --               --             --
    Service fees--Class B.................           1,369            3,821            332            2,418            231
   Other accrued expenses.................          50,679          312,052         29,879          278,464         32,567
   Unrealized depreciation on forward
    foreign currency contracts............              --               --             --               --             --
   Due to Custodian.......................              --               --             --        1,518,031             --
                                              ----------------------------------------------------------------------------
                                                   549,985       10,561,438        191,374       16,501,320      1,611,101
                                              ----------------------------------------------------------------------------
   NET ASSETS.............................    $277,556,050   $2,356,876,055   $115,637,272   $1,949,033,178   $ 30,430,261
                                              ============================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $281,005,885   $2,290,730,374   $121,503,289   $2,622,609,293   $ 46,469,456
   Accumulated undistributed net
    investment income (loss)..............       2,657,697       12,306,819      2,299,950        3,721,149             --
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........     (12,436,594)     (42,484,259)    (7,582,397)    (655,149,623)   (13,807,453)
   Unrealized appreciation (depreciation)
    on investments........................       6,329,062       96,323,121       (583,570)     (22,147,641)    (2,231,039)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......              --               --             --               --             --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................              --               --             --               --           (703)
                                              ----------------------------------------------------------------------------
                                              $277,556,050   $2,356,876,055   $115,637,272   $1,949,033,178   $ 30,430,261
                                              ============================================================================
   Class A (unlimited shares authorized):
   Net assets.............................    $270,692,435   $2,323,050,461   $112,587,780   $1,928,115,380   $ 28,381,680
   Shares of beneficial interest issued
    and outstanding.......................      18,234,741      112,898,146     11,997,025       99,329,832      4,180,574
   Net asset value, offering and
    redemption price per share............    $      14.84   $        20.58   $       9.38   $        19.41   $       6.79
                                              ============================================================================
   Class B (unlimited shares authorized):
   Net assets.............................    $  6,863,615   $   33,825,594   $  3,049,492   $   20,917,798   $  2,048,581
   Shares of beneficial interest issued
    and outstanding.......................         462,654        1,644,698        325,130        1,078,135        302,037
   Net asset value, offering and
    redemption price per share............    $      14.84   $        20.57   $       9.38   $        19.40   $       6.78
                                              ============================================================================
   ---------------
   * Cost
    Investment securities.................    $268,362,175   $2,087,773,620   $114,295,989   $1,959,661,113   $ 32,496,625
                                              ============================================================================
    Short-term securities.................    $     87,000   $           --   $         --   $           --   $         --
                                              ============================================================================

                                                 MFS
                                             GROWTH AND
                                               INCOME
   ------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......  $ 313,275,239
   Short-term securities*.................     18,501,000
   Repurchase agreements (cost equals
    market)...............................             --
   Cash...................................             --
   Foreign currency.......................        353,326
   Receivables for--
    Fund shares sold......................        134,068
    Dividends and accrued interest........        314,867
    Sales of investments..................      2,177,464
    Foreign currency contracts............             --
    Variation margin on futures
      contracts...........................             --
   Prepaid expenses.......................          1,904
   Due from Adviser.......................             --
   Deferred organizational expenses.......             --
   Unrealized appreciation on forward
    foreign currency contracts............             --
                                            -------------
                                              334,757,868
                                            -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        167,032
    Purchases of investments..............      5,188,505
    Management fees.......................        196,849
    Foreign currency contracts............             --
    Variation margin on futures
      contracts...........................             --
    Service fees--Class B.................            643
   Other accrued expenses.................         68,289
   Unrealized depreciation on forward
    foreign currency contracts............             --
   Due to Custodian.......................         59,258
                                            -------------
                                                5,680,576
                                            -------------
   NET ASSETS.............................  $ 329,077,292
                                            =============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 378,366,262
   Accumulated undistributed net
    investment income (loss)..............      2,199,849
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........    (50,272,656)
   Unrealized appreciation (depreciation)
    on investments........................     (1,207,291)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......         (8,872)
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................             --
                                            -------------
                                            $ 329,077,292
                                            =============
   Class A (unlimited shares authorized):
   Net assets.............................  $ 323,403,704
   Shares of beneficial interest issued
    and outstanding.......................     29,959,981
   Net asset value, offering and
    redemption price per share............  $       10.79
                                            =============
   Class B (unlimited shares authorized):
   Net assets.............................  $   5,673,588
   Shares of beneficial interest issued
    and outstanding.......................        525,439
   Net asset value, offering and
    redemption price per share............  $       10.80
                                            =============
   ---------------
   * Cost
    Investment securities.................  $ 314,482,530
                                            =============
    Short-term securities.................  $  18,501,000
                                            =============

    See Notes to Financial Statements

---------------------
    168

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2002

                                                                                             SMALL          MFS
                                                 PUTNAM        BLUE CHIP        REAL        COMPANY       MID-CAP
                                                 GROWTH         GROWTH         ESTATE        VALUE         GROWTH
   -----------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......    $ 486,468,393   $24,891,462   $ 78,621,239   $5,296,752   $286,669,894
   Short-term securities*.................               --            --             --           --      7,000,000
   Repurchase agreements (cost equals
    market)...............................        4,519,000     7,111,000      9,131,000      817,000             --
   Cash...................................          636,791           272          1,122          210         14,530
   Foreign currency.......................               --            --             --           --             --
   Receivables for--
    Fund shares sold......................          160,008        93,664         29,794           25        304,453
    Dividends and accrued interest........          263,476        14,101         96,405        2,607         58,309
    Sales of investments..................        4,572,656     1,432,349             --           --      2,184,588
    Foreign currency contracts............               --            --             --           --             --
    Variation margin on futures
      contracts...........................               --            --             --           --             --
   Prepaid expenses.......................            4,122            43          2,300           35          1,277
   Due from Adviser.......................               --        11,681             --       14,076             --
   Deferred organizational expenses.......               --            --             --           --             --
   Unrealized appreciation on forward
    foreign currency contracts............               --            --             --           --             --
                                              ----------------------------------------------------------------------
                                                496,624,446    33,554,572     87,881,860    6,130,705    296,233,051
                                              ----------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................          454,474        17,408        152,200          207        476,059
    Purchases of investments..............        5,036,207     1,519,307        113,421       34,759      4,076,829
    Management fees.......................          331,588        18,697         59,853        5,081        197,003
    Foreign currency contracts............               --            --             --           --             --
    Variation margin on futures
      contracts...........................               --            --             --           --             --
    Service fees--Class B.................              468           288            186           --          1,325
   Other accrued expenses.................           94,578        32,571         36,129       34,195         38,500
   Unrealized depreciation on forward
    foreign currency contracts............               --            --             --           --             --
   Due to Custodian.......................               --            --             --           --          1,355
                                              ----------------------------------------------------------------------
                                                  5,917,315     1,588,271        361,789       74,242      4,791,071
                                              ----------------------------------------------------------------------
   NET ASSETS.............................    $ 490,707,131   $31,966,301   $ 87,520,071   $6,056,463   $291,441,980
                                              ======================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $ 627,263,841   $39,220,069   $ 88,698,212   $5,411,082   $466,727,487
   Accumulated undistributed net
    investment income (loss)..............          626,255        75,657      2,942,812          865            (24)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........     (136,558,327)   (6,337,321)   (11,130,085)     363,627    (82,012,651)
   Unrealized appreciation (depreciation)
    on investments........................         (624,638)     (992,104)     7,009,132      280,889    (93,272,663)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......               --            --             --           --           (169)
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................               --            --             --           --             --
                                              ----------------------------------------------------------------------
                                              $ 490,707,131   $31,966,301   $ 87,520,071   $6,056,463   $291,441,980
                                              ======================================================================
   Class A (unlimited shares authorized):
   Net assets.............................    $ 486,747,420   $29,341,970   $ 85,794,002   $6,056,463   $280,023,968
   Shares of beneficial interest issued
    and outstanding.......................       32,680,713     4,430,887      7,945,521      562,413     28,007,767
   Net asset value, offering and
    redemption price per share............    $       14.89   $      6.62   $      10.80   $    10.77   $      10.00
                                              ======================================================================
   Class B (unlimited shares authorized):
   Net assets.............................    $   3,959,711   $ 2,624,331   $  1,726,069   $       --   $ 11,418,012
   Shares of beneficial interest issued
    and outstanding.......................          266,103       396,466        159,951           --      1,143,135
   Net asset value, offering and
    redemption price per share............    $       14.88   $      6.62   $      10.79   $       --   $       9.99
                                              ======================================================================
   ---------------
   * Cost
    Investment securities.................    $ 487,093,031   $25,883,566   $ 71,612,107   $5,015,863   $379,942,557
                                              ======================================================================
    Short-term securities.................    $          --   $        --   $         --   $       --   $  7,000,000
                                              ======================================================================


                                              AGGRESSIVE
                                                GROWTH
   -------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......  $  250,776,917
   Short-term securities*.................              --
   Repurchase agreements (cost equals
    market)...............................      35,847,000
   Cash...................................             204
   Foreign currency.......................              --
   Receivables for--
    Fund shares sold......................         442,285
    Dividends and accrued interest........          91,553
    Sales of investments..................      12,409,189
    Foreign currency contracts............              --
    Variation margin on futures
      contracts...........................              --
   Prepaid expenses.......................           2,612
   Due from Adviser.......................              --
   Deferred organizational expenses.......              --
   Unrealized appreciation on forward
    foreign currency contracts............              --
                                            --------------
                                               299,569,760
                                            --------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         437,976
    Purchases of investments..............       2,895,888
    Management fees.......................         174,897
    Foreign currency contracts............              --
    Variation margin on futures
      contracts...........................              --
    Service fees--Class B.................             347
   Other accrued expenses.................          71,609
   Unrealized depreciation on forward
    foreign currency contracts............              --
   Due to Custodian.......................              --
                                            --------------
                                                 3,580,717
                                            --------------
   NET ASSETS.............................  $  295,989,043
                                            ==============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $  522,988,696
   Accumulated undistributed net
    investment income (loss)..............         627,035
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........    (225,053,546)
   Unrealized appreciation (depreciation)
    on investments........................      (2,573,142)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......              --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................              --
                                            --------------
                                            $  295,989,043
                                            ==============
   Class A (unlimited shares authorized):
   Net assets.............................  $  293,084,310
   Shares of beneficial interest issued
    and outstanding.......................      33,167,579
   Net asset value, offering and
    redemption price per share............  $         8.84
                                            ==============
   Class B (unlimited shares authorized):
   Net assets.............................  $    2,904,733
   Shares of beneficial interest issued
    and outstanding.......................         328,769
   Net asset value, offering and
    redemption price per share............  $         8.84
                                            ==============
   ---------------
   * Cost
    Investment securities.................  $  253,350,059
                                            ==============
    Short-term securities.................  $           --
                                            ==============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JANUARY 31, 2002

                                                                              INTERNATIONAL                   INTERNATIONAL
                                                   GROWTH         MARSICO      GROWTH AND        GLOBAL        DIVERSIFIED
                                                OPPORTUNITIES     GROWTH         INCOME         EQUITIES        EQUITIES
   ------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*...........  $ 30,444,134    $15,198,629   $264,777,511    $ 410,447,210   $225,414,471
   Short-term securities*.....................            --      3,300,000             --               --     94,294,000
   Repurchase agreements (cost equals
    market)...................................     6,825,000             --     14,749,000               --             --
   Cash.......................................           562         96,931      9,848,204              540      1,915,105
   Foreign currency*..........................            --         38,517      1,107,886               --         22,672
   Receivables for--
    Fund shares sold..........................        93,097        151,408      9,554,361        1,695,301      1,525,021
    Dividends and accrued interest............         2,805          5,568        379,794          316,799        482,625
    Sales of investments......................       544,364        539,891         46,897       14,508,664          3,823
    Foreign currency contracts................            --             --            303               --             --
    Variation margin on futures contracts.....            --             --             --               --             --
   Prepaid expenses...........................            39             17          1,613            3,585          6,183
   Due from Adviser...........................         5,221         14,037             --               --             --
   Deferred organizational expenses...........            --             --            453               22             --
   Unrealized appreciation on forward foreign
    currency contracts........................            --             --        388,330               --     10,112,805
                                                ---------------------------------------------------------------------------
                                                  37,915,222     19,344,998    300,854,352      426,972,121    333,776,705
                                                ---------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed......................       226,773         10,318      3,559,940        1,377,413      7,433,017
    Purchases of investments..................     2,372,738        459,925      2,513,224        4,656,591        116,692
    Management fees...........................        22,827         12,441        223,691          265,647        237,091
    Foreign currency contracts................            --             --         13,474               --            360
    Variation margin on futures contracts.....            --             --             --               --        101,702
    Service fees--Class B.....................           152            458            506              365            397
   Other accrued expenses.....................        32,927         32,987        132,273          144,148        158,472
   Unrealized depreciation on forward foreign
    currency contracts........................            --             --        362,866               --     10,644,915
   Due to Custodian...........................            --             --             --        7,340,047             --
                                                ---------------------------------------------------------------------------
                                                   2,655,417        516,129      6,805,974       13,784,211     18,692,646
                                                ---------------------------------------------------------------------------
   NET ASSETS.................................  $ 35,259,805    $18,828,869   $294,048,378    $ 413,187,910   $315,084,059
                                                ===========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in............................  $ 50,625,652    $19,456,878   $368,091,354    $ 563,139,312   $406,809,444
   Accumulated undistributed net investment
    income (loss).............................            --          2,274      1,308,340          (71,192)       125,518
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts,
    options contracts, and foreign exchange
    transactions..............................   (15,235,285)    (2,041,923)   (64,425,139)    (108,487,454)   (32,732,673)
   Unrealized appreciation (depreciation) on
    investments...............................      (130,562)     1,411,873    (10,943,348)     (41,367,753)   (58,581,200)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities..............            --           (233)        17,171          (25,003)      (551,055)
   Unrealized appreciation (depreciation) on
    futures and written options contracts.....            --             --             --               --         14,025
                                                ---------------------------------------------------------------------------
                                                $ 35,259,805    $18,828,869   $294,048,378    $ 413,187,910   $315,084,059
                                                ===========================================================================
   Class A (unlimited shares authorized):
   Net assets.................................  $ 33,796,641    $14,809,978   $289,084,342    $ 409,626,205   $309,703,380
   Shares of beneficial interest issued and
    outstanding...............................     5,778,366      1,685,108     31,856,620       39,031,945     42,794,513
   Net asset value, offering and redemption
    price per share...........................  $       5.85    $      8.79   $       9.07    $       10.49   $       7.24
                                                ===========================================================================
   Class B (unlimited shares authorized):
   Net assets.................................  $  1,463,164    $ 4,018,891   $  4,964,036    $   3,561,705   $  5,380,679
   Shares of beneficial interest issued and
    outstanding...............................       250,398        457,319        545,747          339,759        745,568
   Net asset value, offering and redemption
    price per share...........................  $       5.84    $      8.79   $       9.10    $       10.48   $       7.22
                                                ===========================================================================
   ---------------
   * Cost
    Investment securities.....................  $ 30,574,696    $13,786,756   $275,720,859    $ 451,814,963   $283,995,671
                                                ===========================================================================
    Short-term securities.....................  $         --    $ 3,300,000   $         --    $          --   $ 94,294,000
                                                ===========================================================================


                                                  EMERGING
                                                  MARKETS       TECHNOLOGY
   -------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*...........  $ 79,407,513   $  41,604,599
   Short-term securities*.....................            --              --
   Repurchase agreements (cost equals
    market)...................................     4,039,000       3,876,000
   Cash.......................................         1,000             547
   Foreign currency*..........................       276,820              --
   Receivables for--
    Fund shares sold..........................       153,446          55,134
    Dividends and accrued interest............       141,171           1,813
    Sales of investments......................       793,094         601,134
    Foreign currency contracts................         1,548              --
    Variation margin on futures contracts.....            --              --
   Prepaid expenses...........................           515              75
   Due from Adviser...........................            --              --
   Deferred organizational expenses...........           452              --
   Unrealized appreciation on forward foreign
    currency contracts........................        31,943              --
                                                ----------------------------
                                                  84,846,502      46,139,302
                                                ----------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed......................        37,837          16,389
    Purchases of investments..................     1,074,395       3,580,701
    Management fees...........................        85,270          43,592
    Foreign currency contracts................         1,108              --
    Variation margin on futures contracts.....            --              --
    Service fees--Class B.....................            72             264
   Other accrued expenses.....................       255,741          29,954
   Unrealized depreciation on forward foreign
    currency contracts........................        50,834              --
   Due to Custodian...........................            --              --
                                                ----------------------------
                                                   1,505,257       3,670,900
                                                ----------------------------
   NET ASSETS.................................  $ 83,341,245   $  42,468,402
                                                ============================
   COMPOSITION OF NET ASSETS:
   Capital paid in............................  $111,354,076   $  93,943,899
   Accumulated undistributed net investment
    income (loss).............................      (196,299)             --
   Accumulated undistributed net realized gain
    (loss) on investments, futures contracts,
    options contracts, and foreign exchange
    transactions..............................   (31,216,281)    (45,214,985)
   Unrealized appreciation (depreciation) on
    investments...............................     3,461,781      (6,260,512)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities..............       (62,032)             --
   Unrealized appreciation (depreciation) on
    futures and written options contracts.....            --              --
                                                ----------------------------
                                                $ 83,341,245   $  42,468,402
                                                ============================
   Class A (unlimited shares authorized):
   Net assets.................................  $ 82,624,471   $  40,156,176
   Shares of beneficial interest issued and
    outstanding...............................    12,167,817      11,736,019
   Net asset value, offering and redemption
    price per share...........................  $       6.79   $        3.42
                                                ============================
   Class B (unlimited shares authorized):
   Net assets.................................  $    716,774   $   2,312,226
   Shares of beneficial interest issued and
    outstanding...............................       105,598         675,650
   Net asset value, offering and redemption
    price per share...........................  $       6.79   $        3.42
                                                ============================
   ---------------
   * Cost
    Investment securities.....................  $ 75,945,732   $  47,865,111
                                                ============================
    Short-term securities.....................  $         --   $          --
                                                ============================

    See Notes to Financial Statements

---------------------
    170

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                        CASH        CORPORATE      GLOBAL       HIGH-YIELD     WORLDWIDE
                                                     MANAGEMENT       BOND          BOND           BOND       HIGH INCOME
   -----------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $26,302,995   $18,950,722   $ 6,766,578   $ 32,852,046   $ 12,001,372
    Dividends......................................          --        526,673            --      2,009,057        346,067

                                                      --------------------------------------------------------------------
        Total income*..............................  26,302,995     19,477,395     6,766,578     34,861,103     12,347,439
                                                      --------------------------------------------------------------------
   EXPENSES:
    Management fees................................   3,306,094      1,446,120       995,617      1,711,477      1,021,909
    Custodian fees.................................     119,045        110,148       128,066        143,323         75,759
    Service fees, Class B..........................       7,746          3,045           861          1,291            325
    Reports to investors...........................      97,515         35,360        22,800         38,615         17,630
    Auditing fees..................................      22,610         22,610        27,305         22,610         27,305
    Legal fees.....................................      12,655          5,820         5,299         11,550          4,614
    Trustees' fees.................................       8,337          2,499         1,657          2,686          1,074
    Interest expense...............................          --            758            --          8,799             --
    Amortization of organizational expenses........          --             --            --             --             --
    Other expenses.................................       8,458          2,356         1,396          3,848          1,225
                                                      --------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................   3,582,460      1,628,716     1,183,001      1,944,199      1,149,841
        Expenses reimbursed by the Advisor.........          --             --            --             --             --
        Custody credits earned on cash balances....      (8,230)        (4,363)       (2,191)        (9,868)       (10,109)
                                                      --------------------------------------------------------------------
   Net investment income (loss)....................  22,728,765     17,853,042     5,585,768     32,926,772     11,207,707
                                                      --------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......     (13,122)    (3,438,874)   (2,468,726)   (84,607,811)    (3,414,352)
    Net realized gain (loss) on futures and options
      contracts....................................          --             --    (1,145,316)            --        172,978
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................          --             --     8,769,812          6,302         13,455
    Change in unrealized appreciation
      (depreciation) on investments................     181,130     (2,528,670)   (4,421,158)    22,525,514    (18,402,163)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......          --             --      (569,603)            --        216,693
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................          --             --        16,430             --        (46,140)
                                                      --------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............     168,008     (5,967,544)      181,439    (62,075,995)   (21,459,529)
                                                      --------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $22,896,773   $11,885,498   $ 5,767,207   $(29,149,223)  $(10,251,822)
                                                      ====================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $   13,833    $     6,414   $     3,408   $      4,850   $     (4,716)
                                                      ====================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $       --    $        --   $        --   $         --   $     21,359
                                                      ====================================================================

                                                      SUNAMERICA
                                                       BALANCED
   ---------------------------------------------------------------
   INCOME:
    Interest.......................................  $  10,844,706
    Dividends......................................      2,672,227
                                                      ------------
        Total income*..............................     13,516,933
                                                      ------------
   EXPENSES:
    Management fees................................      3,032,612
    Custodian fees.................................        223,603
    Service fees, Class B..........................          1,904
    Reports to investors...........................         60,590
    Auditing fees..................................         20,475
    Legal fees.....................................         10,850
    Trustees' fees.................................          5,280
    Interest expense...............................             --
    Amortization of organizational expenses........             --
    Other expenses.................................          7,628
                                                      ------------
        Total expenses before reimbursement and
          custody credits..........................      3,362,942
        Expenses reimbursed by the Advisor.........             --
        Custody credits earned on cash balances....         (6,993)
                                                      ------------
   Net investment income (loss)....................     10,160,984
                                                      ------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (60,564,721)
    Net realized gain (loss) on futures and options
      contracts....................................             --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................             --
    Change in unrealized appreciation
      (depreciation) on investments................    (42,067,872)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......             --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................             --
                                                      ------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (102,632,593)
                                                      ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (92,471,609)
                                                      ============
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       2,659
                                                      ============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --
                                                      ============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                      MFS TOTAL         ASSET         TELECOM       EQUITY        EQUITY
                                                        RETURN       ALLOCATION       UTILITY       INCOME        INDEX
   ------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $ 10,317,758   $  17,575,884   $    412,586   $  16,673   $     13,689
    Dividends......................................     3,933,879       4,265,484      6,667,165     210,222        717,748
                                                     ----------------------------------------------------------------------
        Total income*..............................    14,251,637      21,841,368      7,079,751     226,895        731,437
                                                     ----------------------------------------------------------------------
   EXPENSES:
    Management fees................................     2,563,021       3,492,386        765,897      51,941        216,372
    Custodian fees.................................       186,177         273,961         66,751      68,704         68,423
    Service fees, Class B..........................         5,236             744            559          --             --
    Reports to investors...........................        47,010          85,975         16,270       8,020         10,419
    Auditing fees..................................        20,475          20,475         20,475      20,475         20,475
    Legal fees.....................................         7,574          10,515          4,079       2,628          3,498
    Trustees' fees.................................         3,890           6,053          1,039         215            377
    Interest expense...............................            --              --             --          --             --
    Amortization of organizational expenses........            --              --             --          --             --
    Other expenses.................................         5,595           9,358          1,241         751          1,391
                                                     ----------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................     2,838,978       3,899,467        876,311     152,734        320,955
        Expenses reimbursed by the Advisor.........            --              --             --     (76,607)       (23,144)
        Custody credits earned on cash balances....        (1,542)        (13,601)       (10,156)       (214)          (303)
                                                     ----------------------------------------------------------------------
   Net investment income (loss)....................    11,414,201      17,955,502      6,213,596     150,982        433,929
                                                     ----------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......     6,194,846     (19,845,946)   (17,085,347)     61,442       (278,281)
    Net realized gain (loss) on futures and options
      contracts....................................            --      (3,705,460)        79,925          --        (46,110)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................        (5,542)        (88,517)          (591)         --             --
    Change in unrealized appreciation
      (depreciation) on investments................   (17,322,412)    (36,037,077)    (7,104,709)   (676,228)   (10,634,206)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......        (8,627)        340,584             --          --             --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................            --        (840,103)            --          --         (7,506)
                                                     ----------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (11,141,735)    (60,176,519)   (24,110,722)   (614,786)   (10,966,103)
                                                     ----------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $    272,466   $ (42,221,017)  $(17,897,126)  $(463,804)  $(10,532,174)
                                                     ======================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $     68,150   $      22,571   $     14,885   $   1,407   $      3,209
                                                     ======================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --   $          --   $         --   $      --   $         --
                                                     ======================================================================

                                                        GROWTH-
                                                        INCOME
   ---------------------------------------------------------------
   INCOME:
    Interest.......................................  $   3,961,405
    Dividends......................................     15,220,200
                                                     -------------

        Total income*..............................     19,181,605
                                                     -------------

   EXPENSES:
    Management fees................................      8,472,847
    Custodian fees.................................        566,226
    Service fees, Class B..........................          4,754
    Reports to investors...........................        162,495
    Auditing fees..................................         20,475
    Legal fees.....................................         25,260
    Trustees' fees.................................         15,673
    Interest expense...............................             --
    Amortization of organizational expenses........             --
    Other expenses.................................         28,081
                                                     -------------

        Total expenses before reimbursement and
          custody credits..........................      9,295,811
        Expenses reimbursed by the Advisor.........             --
        Custody credits earned on cash balances....        (10,801)
                                                     -------------

   Net investment income (loss)....................      9,896,595
                                                     -------------

   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (32,850,049)
    Net realized gain (loss) on futures and options
      contracts....................................    (21,068,040)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................             --
    Change in unrealized appreciation
      (depreciation) on investments................   (340,554,336)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......             --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................     (1,964,000)
                                                     -------------

   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (396,436,425)
                                                     -------------

   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(386,539,830)
                                                     =============

   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $      81,241
                                                     =============

   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --
                                                     =============


    See Notes to Financial Statements

---------------------
    172

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                        DAVIS                                       GOLDMAN
                                                      FEDERATED        VENTURE        DOGS OF       ALLIANCE         SACHS
                                                        VALUE           VALUE       WALL STREET      GROWTH         RESEARCH
   ---------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $    319,055   $   2,141,345   $   42,102    $   1,233,118   $     11,614
    Dividends......................................     4,282,550      28,857,805    2,994,519       16,550,440        301,315
                                                     -------------------------------------------------------------------------
        Total income*..............................     4,601,605      30,999,150    3,036,621       17,783,558        312,929
                                                     -------------------------------------------------------------------------
   EXPENSES:
    Management fees................................     1,746,493      17,704,612      621,906       12,989,017        436,898
    Custodian fees.................................       119,266         846,294       68,708          720,018         69,241
    Service fees, Class B..........................         2,023           9,835          904            6,233            674
    Reports to investors...........................        32,845         219,790       16,820          220,880         10,345
    Auditing fees..................................        20,475          20,475       18,945           20,475         20,590
    Legal fees.....................................         5,999          37,785        4,140           32,045          3,514
    Trustees' fees.................................         2,565          25,195          661           20,692            464
    Interest expense...............................            --              --          549              332            141
    Amortization of organizational expenses........            --              --        1,179               --             --
    Other expenses.................................         2,292          35,835        1,203           41,935          1,684
                                                     -------------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................     1,931,958      18,899,821      735,015       14,051,627        543,551
        Expenses reimbursed by the Advisor.........            --              --           --               --        (50,561)
        Custody credits earned on cash balances....        (1,851)        (21,994)      (1,338)          (6,883)          (806)
                                                     -------------------------------------------------------------------------
   Net investment income (loss)....................     2,671,498      12,121,323    2,302,944        3,738,814       (179,255)
                                                     -------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   (12,072,366)    (42,410,477)   2,927,158     (507,479,468)   (10,613,158)
    Net realized gain (loss) on futures and options
      contracts....................................            --              --           --               --        (42,483)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --              --           --               --             --
    Change in unrealized appreciation
      (depreciation) on investments................   (10,925,320)   (420,661,631)   1,058,259     (146,519,316)    (3,464,381)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......            --              --           --               --             --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................            --              --           --               --          8,951
                                                     -------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (22,997,686)   (463,072,108)   3,985,417     (653,998,784)   (14,111,071)
                                                     -------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(20,326,188)  $(450,950,785)  $6,288,361    $(650,259,970)  $(14,290,326)
                                                     =========================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $     14,821   $      40,383   $       --    $     268,195   $         --
                                                     =========================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --   $          --   $       --    $          --   $         --
                                                     =========================================================================


                                                      MFS GROWTH
                                                      AND INCOME
   --------------------------------------------------------------
   INCOME:
    Interest.......................................  $    623,729
    Dividends......................................     4,241,255
                                                     ------------
        Total income*..............................     4,864,984
                                                     ------------
   EXPENSES:
    Management fees................................     2,369,953
    Custodian fees.................................       180,258
    Service fees, Class B..........................         1,881
    Reports to investors...........................        43,190
    Auditing fees..................................        20,475
    Legal fees.....................................         7,489
    Trustees' fees.................................         3,385
    Interest expense...............................            --
    Amortization of organizational expenses........            --
    Other expenses.................................         3,076
                                                     ------------
        Total expenses before reimbursement and
          custody credits..........................     2,629,707
        Expenses reimbursed by the Advisor.........            --
        Custody credits earned on cash balances....        (2,553)
                                                     ------------
   Net investment income (loss)....................     2,237,830
                                                     ------------

   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   (47,290,459)
    Net realized gain (loss) on futures and options
      contracts....................................            --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................       (20,221)
    Change in unrealized appreciation
      (depreciation) on investments................   (21,292,567)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......        (6,959)
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................            --
                                                     ------------

   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (68,610,206)
                                                     ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(66,372,376)
                                                     ============
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $     63,476
                                                     ============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --
                                                     ============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                                                   SMALL           MFS
                                                        PUTNAM        BLUE CHIP       REAL        COMPANY        MID-CAP
                                                        GROWTH         GROWTH        ESTATE        VALUE         GROWTH
   ------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $     558,652   $   110,099   $  208,668   $   16,627    $   1,032,009
    Dividends......................................      4,768,994       159,328    3,490,705       37,144          739,817
                                                     ----------------------------------------------------------------------
        Total income*..............................      5,327,646       269,427    3,699,373       53,771        1,771,826
                                                     ----------------------------------------------------------------------
   EXPENSES:
    Management fees................................      4,356,397       156,892      652,796       52,078        2,353,810
    Custodian fees.................................        223,424        69,045       67,945       68,702          143,975
    Service fees, Class B..........................          1,244           807          537           --            3,511
    Reports to investors...........................         60,185         8,809        8,035        7,853           33,185
    Auditing fees..................................         20,475        20,590       20,475       21,740           20,475
    Legal fees.....................................         10,890         3,539        3,603        2,628            6,940
    Trustees' fees.................................          6,000           377           --           59            2,952
    Interest expense...............................             --            --           --           --               --
    Amortization of organizational expenses........             --            --           --           --               --
    Other expenses.................................         11,341         1,422          750          713            4,500
                                                     ----------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................      4,689,956       261,481      754,141      153,773        2,569,348
        Expenses reimbursed by the Advisor.........             --       (69,401)          --      (80,485)              --
        Custody credits earned on cash balances....         (1,624)         (760)      (1,950)        (377)          (2,660)
                                                     ----------------------------------------------------------------------
   Net investment income (loss)....................        639,314        78,107    2,947,182      (19,140)        (794,862)
                                                     ----------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   (133,390,703)   (5,393,023)   2,205,770      410,492      (76,265,796)
    Net realized gain (loss) on futures and options
      contracts....................................             --            --           --           --               --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................             --            --           --           --             (253)
    Change in unrealized appreciation
      (depreciation) on investments................    (54,284,922)     (223,510)    (774,846)     (90,073)     (72,649,044)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......             --            --           --           --               --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................             --            --           --           --               --
                                                     ----------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (187,675,625)   (5,616,533)   1,430,924      320,419     (148,915,093)
                                                     ----------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(187,036,311)  $(5,538,426)  $4,378,106   $  301,279    $(149,709,955)
                                                     ======================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       6,689   $       114   $    6,757   $       --    $          --
                                                     ======================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --   $        --   $       --   $       --    $          --
                                                     ======================================================================


                                                      AGGRESSIVE
                                                        GROWTH
   ---------------------------------------------------------------
   INCOME:
    Interest.......................................  $   2,088,941
    Dividends......................................      1,234,425
                                                     -------------
        Total income*..............................      3,323,366
                                                     -------------
   EXPENSES:
    Management fees................................      2,367,707
    Custodian fees.................................        152,688
    Service fees, Class B..........................          1,034
    Reports to investors...........................         41,725
    Auditing fees..................................         20,475
    Legal fees.....................................          8,120
    Trustees' fees.................................          3,670
    Interest expense...............................             --
    Amortization of organizational expenses........             --
    Other expenses.................................          6,530
                                                     -------------
        Total expenses before reimbursement and
          custody credits..........................      2,601,949
        Expenses reimbursed by the Advisor.........             --
        Custody credits earned on cash balances....         (6,628)
                                                     -------------
   Net investment income (loss)....................        728,045
                                                     -------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   (141,299,232)
    Net realized gain (loss) on futures and options
      contracts....................................    (20,191,100)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................             --
    Change in unrealized appreciation
      (depreciation) on investments................      9,898,851
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......             --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................             --
                                                     -------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (151,591,481)
                                                     -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(150,863,436)
                                                     =============
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       1,850
                                                     =============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --
                                                     =============

    See Notes to Financial Statements

---------------------
    174

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                                   INTERNATIONAL                   INTERNATIONAL
                                                        GROWTH         MARSICO      GROWTH AND        GLOBAL        DIVERSIFIED
                                                     OPPORTUNITIES     GROWTH         INCOME         EQUITIES        EQUITIES
   -----------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $     69,700    $    56,278   $    516,407    $     305,811   $  1,537,536
    Dividends......................................       106,334         52,650      5,498,823        4,607,039      5,385,555
                                                     ---------------------------------------------------------------------------
        Total income*..............................       176,034        108,928      6,015,230        4,912,850      6,923,091
                                                     ---------------------------------------------------------------------------
   EXPENSES:
    Management fees................................       178,098         84,629      2,797,985        3,488,128      3,327,038
    Custodian fees.................................        68,780         67,602        666,332          557,911        706,075
    Service fees, Class B..........................           447          1,280          1,432            1,033            970
    Reports to investors...........................         9,495          4,548         38,930           56,460         46,005
    Auditing fees..................................        20,400         22,420         27,305           27,305         27,305
    Legal fees.....................................         3,440          2,894          6,189            9,505          7,490
    Trustees' fees.................................           377            315          3,076            4,778          3,385
    Interest expense...............................            --             --          5,560           78,084            617
    Amortization of organizational expenses........            --             --          1,296               --             --
    Other expenses.................................         1,705          1,712          3,654            2,281          4,759
                                                     ---------------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................       282,742        185,400      3,551,759        4,225,485      4,123,644
        Expenses reimbursed by the Advisor.........       (44,285)       (83,124)            --               --             --
        Custody credits earned on cash balances....          (545)        (1,432)        (2,382)          (3,771)        (2,525)
                                                     ---------------------------------------------------------------------------
   Net investment income (loss)....................       (61,878)         8,084      2,465,853          691,136      2,801,972
                                                     ---------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   (11,125,247)    (2,041,923)   (55,040,743)     (99,558,682)   (22,260,803)
    Net realized gain (loss) on futures and options
      contracts....................................            --             --             --               --     (3,142,627)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --         (2,920)    (1,780,382)        (594,195)    (3,795,474)
    Change in unrealized appreciation
      (depreciation) on investments................       783,783      1,169,406    (20,438,756)     (66,810,649)   (58,539,155)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......            --           (233)       264,065          (62,162)      (430,502)
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................            --             --             --               --       (213,271)
                                                     ---------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (10,341,464)      (875,670)   (76,995,816)    (167,025,688)   (88,381,832)
                                                     ---------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(10,403,342)   $  (867,586)  $(74,529,963)   $(166,334,552)  $(85,579,860)
                                                     ===========================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................  $        195    $       105   $    768,826    $     384,069   $    680,409
                                                     ===========================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --    $        --   $         --    $          --   $         --
                                                     ===========================================================================


                                                       EMERGING
                                                       MARKETS       TECHNOLOGY
   -----------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $     53,365   $     64,726
    Dividends......................................     1,499,850         25,124
                                                     ---------------------------
        Total income*..............................     1,553,215         89,850
                                                     ---------------------------
   EXPENSES:
    Management fees................................       955,954        486,524
    Custodian fees.................................       161,903         69,244
    Service fees, Class B..........................           210            768
    Reports to investors...........................        14,070          9,076
    Auditing fees..................................        29,645         20,590
    Legal fees.....................................         3,603          3,514
    Trustees' fees.................................           502            440
    Interest expense...............................            --             --
    Amortization of organizational expenses........         1,296             --
    Other expenses.................................           945          1,684
                                                     ---------------------------
        Total expenses before reimbursement and
          custody credits..........................     1,168,128        591,840
        Expenses reimbursed by the Advisor.........            --             --
        Custody credits earned on cash balances....        (1,443)        (1,259)
                                                     ---------------------------
   Net investment income (loss)....................       386,530       (500,731)
                                                     ---------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   (22,465,433)   (33,329,736)
    Net realized gain (loss) on futures and options
      contracts....................................            --             --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................      (519,709)            --
    Change in unrealized appreciation
      (depreciation) on investments................    10,304,732      1,810,198
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......       (99,671)            --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................            --             --
                                                     ---------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (12,780,081)   (31,519,538)
                                                     ---------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(12,393,551)  $(32,020,269)
                                                     ===========================
   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................  $    189,231   $      1,041
                                                     ===========================
--------------------------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --   $         --
                                                     ===========================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                      CASH        CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT        BOND           BOND           BOND       HIGH INCOME
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $ 22,728,765   $ 17,853,042   $  5,585,768   $ 32,926,772   $ 11,207,707
   Net realized gain (loss) on investments......       (13,122)    (3,438,874)    (2,468,726)   (84,607,811)    (3,414,352)
   Net realized gain (loss) on futures and
    options contracts...........................            --             --     (1,145,316)            --        172,978
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --             --      8,769,812          6,302         13,455
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......       181,130     (2,528,670)    (4,421,158)    22,525,514    (18,402,163)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --             --       (569,603)            --        216,693
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --             --         16,430             --        (46,140)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    22,896,773     11,885,498      5,767,207    (29,149,223)   (10,251,822)
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................   (28,797,299)   (14,689,049)   (13,071,475)   (32,212,494)   (12,567,509)
   Dividends from net investment income -- Class
    B...........................................      (227,701)      (130,951)       (53,525)      (122,506)       (22,491)
   Distributions from net realized gain on
    investments -- Class A......................            --             --             --             --             --
   Distributions from net realized gain on
    investments -- Class B......................            --             --             --             --             --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholder.................................   (29,025,000)   (14,820,000)   (13,125,000)   (32,335,000)   (12,590,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................   224,956,844     73,042,756     16,259,382     22,580,850        233,282
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   218,828,617     70,108,254      8,901,589    (38,903,373)   (22,608,540)
   NET ASSETS:
   Beginning of period..........................  $404,004,606   $199,334,426   $139,527,719   $299,533,639   $117,235,939
                                                  ------------------------------------------------------------------------
   End of period................................  $622,833,223   $269,442,680   $148,429,308   $260,630,266   $ 94,627,399
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 22,718,555   $ 17,834,860   $    351,172   $ 32,854,630   $ 11,000,288
                                                  ========================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  10,160,984
   Net realized gain (loss) on investments......    (60,564,721)
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (42,067,872)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (92,471,609)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................    (10,611,865)
   Dividends from net investment income -- Class
    B...........................................        (33,135)
   Distributions from net realized gain on
    investments -- Class A......................    (15,490,762)
   Distributions from net realized gain on
    investments -- Class B......................        (49,238)
                                                  -------------
   Total dividends and distributions to
    shareholder.................................    (26,185,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................     20,905,416
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (97,751,193)
   NET ASSETS:
   Beginning of period..........................  $ 575,038,686
                                                  -------------
   End of period................................  $ 477,287,493
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $  10,150,847
                                                  =============

    See Notes to Financial Statements

---------------------
    176

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                   MFS TOTAL        ASSET         TELECOM        EQUITY        EQUITY
                                                     RETURN       ALLOCATION      UTILITY        INCOME        INDEX
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $ 11,414,201   $ 17,955,502   $  6,213,596   $  150,982   $    433,929
   Net realized gain (loss) on investments......     6,194,846    (19,845,946)   (17,085,347)      61,442       (278,281)
   Net realized gain (loss) on futures and
    options contracts...........................            --     (3,705,460)        79,925           --        (46,110)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (5,542)       (88,517)          (591)          --             --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......   (17,322,412)   (36,037,077)    (7,104,709)    (676,228)   (10,634,206)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......        (8,627)       340,584             --           --             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --       (840,103)            --           --         (7,506)
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       272,466    (42,221,017)   (17,897,126)    (463,804)   (10,532,174)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................    (8,225,687)   (19,304,139)    (3,293,338)    (135,000)     ( 420,000)
   Dividends from net investment income -- Class
    B...........................................       (59,313)       (21,861)       (18,662)          --             --
   Distributions from net realized gain on
    investments -- Class A......................   (13,590,055)   (12,855,274)            --           --       (455,000)
   Distributions from net realized gain on
    investments -- Class B......................       (99,945)       (14,726)            --           --             --
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholder.................................   (21,975,000)   (32,196,000)    (3,312,000)    (135,000)     ( 875,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................   208,040,282    (20,578,487)    (5,286,509)     344,188       (945,167)
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   186,337,748    (94,995,504)   (26,495,635)    (254,616)   (12,352,341)
   NET ASSETS:
   Beginning of period..........................  $303,277,535   $653,309,642   $112,682,223   $8,314,618   $ 63,786,253
                                                  ----------------------------------------------------------------------
   End of period................................  $489,615,283   $558,314,138   $ 86,186,588   $8,060,002   $ 51,433,912
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 11,507,292   $ 18,181,913   $  6,208,322   $  154,153   $    427,050
                                                  ======================================================================


                                                   GROWTH-INCOME
   --------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $     9,896,595
   Net realized gain (loss) on investments......      (32,850,049)
   Net realized gain (loss) on futures and
    options contracts...........................      (21,068,040)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......     (340,554,336)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......               --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................       (1,964,000)
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from operations...................     (386,539,830)
                                                  ---------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................      (11,784,811)
   Dividends from net investment income -- Class
    B...........................................          (27,189)
   Distributions from net realized gain on
    investments -- Class A......................      (79,731,566)
   Distributions from net realized gain on
    investments -- Class B......................         (193,434)
                                                  ---------------
   Total dividends and distributions to
    shareholder.................................      (91,737,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................       12,384,458
                                                  ---------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     (465,892,372)
   NET ASSETS:
   Beginning of period..........................  $ 1,931,069,769
                                                  ---------------
   End of period................................  $ 1,465,177,397
                                                  ===============
   ---------------
   Undistributed net investment income (loss)...  $     9,879,074
                                                  ===============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                     DAVIS                                          GOLDMAN
                                                   FEDERATED        VENTURE         DOGS OF         ALLIANCE         SACHS
                                                     VALUE           VALUE        WALL STREET        GROWTH         RESEARCH
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,671,498   $   12,121,323   $  2,302,944   $    3,738,814   $   (179,255)
   Net realized gain (loss) on investments......   (12,072,366)     (42,410,477)     2,927,158     (507,479,468)   (10,613,158)
   Net realized gain (loss) on futures and
    options contracts...........................            --               --             --               --        (42,483)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --               --             --               --             --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......   (10,925,320)    (420,661,631)     1,058,259     (146,519,316)    (3,464,381)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --               --             --               --             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --                              --               --          8,951
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (20,326,188)    (450,950,785)     6,288,361     (650,259,970)   (14,290,326)
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................    (3,390,537)     (12,160,912)    (2,352,295)              --             --
   Dividends from net investment income -- Class
    B...........................................       (19,463)         (34,088)       (17,705)              --             --
   Distributions from net realized gain on
    investments -- Class A......................    (6,469,740)    (382,510,498)            --     (201,532,428)            --
   Distributions from net realized gain on
    investments -- Class B......................       (38,260)      (1,159,502)            --         (462,572)            --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (9,918,000)    (395,865,000)    (2,370,000)    (201,995,000)            --
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................    76,084,549      395,646,471     19,649,263       (8,809,702)     4,817,762
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    45,840,361     (451,169,314)    23,567,624     (861,064,672)    (9,472,564)
   NET ASSETS:
   Beginning of period..........................  $231,715,689   $2,808,045,369   $ 92,069,648   $2,810,097,850   $ 39,902,825
                                                  ----------------------------------------------------------------------------
   End of period................................  $277,556,050   $2,356,876,055   $115,637,272   $1,949,033,178   $ 30,430,261
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $  2,657,697   $   12,306,819   $  2,299,950   $    3,721,149   $         --
                                                  ============================================================================

                                                       MFS
                                                   GROWTH AND
                                                     INCOME
   ------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   2,237,830
   Net realized gain (loss) on investments......    (47,290,459)
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (20,221)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (21,292,567)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......         (6,959)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (66,372,376)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................     (1,994,785)
   Dividends from net investment income -- Class
    B...........................................        (10,215)
   Distributions from net realized gain on
    investments -- Class A......................    (15,216,824)
   Distributions from net realized gain on
    investments -- Class B......................        (83,176)
                                                  -------------
   Total dividends and distributions to
    shareholders................................    (17,305,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................     43,237,100
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (40,440,276)
   NET ASSETS:
   Beginning of period..........................  $ 369,517,568
                                                  -------------
   End of period................................  $ 329,077,292
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   2,199,849
                                                  =============

    See Notes to Financial Statements

---------------------
    178

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                                                SMALL           MFS
                                                     PUTNAM        BLUE CHIP       REAL        COMPANY        MID-CAP
                                                     GROWTH         GROWTH        ESTATE        VALUE         GROWTH
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $     639,314   $    78,107   $ 2,947,182   $  (19,140)  $    (794,862)
   Net realized gain (loss) on investments......   (133,390,703)   (5,393,023)    2,205,770      410,492     (76,265,796)
   Net realized gain (loss) on futures and
    options contracts...........................             --            --            --           --              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --            --            --           --            (253)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (54,284,922)     (223,510)     (774,846)     (90,073)    (72,649,044)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......             --            --            --           --              --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................             --            --            --           --              --
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (187,036,311)   (5,538,426)    4,378,106      301,279    (149,709,955)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................             --       (15,838)   (2,687,712)          --              --
   Dividends from net investment income -- Class
    B...........................................             --          (162)      (14,288)          --              --
   Distribution from net realized gain on
    investments -- Class A......................    (19,262,124)           --            --     (150,000)    (52,466,862)
   Distribution from net realized gain on
    investments -- Class B......................        (32,876)           --            --           --        (553,138)
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (19,295,000)      (16,000)   (2,702,000)    (150,000)    (53,020,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................    (35,904,287)   21,719,342     9,619,549    1,495,699     126,648,873
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (242,235,598)   16,164,916    11,295,655    1,646,978     (76,081,082)
   NET ASSETS:
   Beginning of period..........................  $ 732,942,729   $15,801,385   $76,224,416   $4,409,485   $ 367,523,062
                                                  ----------------------------------------------------------------------
   End of period................................  $ 490,707,131   $31,966,301   $87,520,071   $6,056,463   $ 291,441,980
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $     626,255   $    75,657   $ 2,942,812   $      865   $         (24)
                                                  ======================================================================


                                                    AGGRESSIVE
                                                      GROWTH
   -------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $      728,045
   Net realized gain (loss) on investments......    (141,299,232)
   Net realized gain (loss) on futures and
    options contracts...........................     (20,191,100)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......       9,898,851
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......              --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................              --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................    (150,863,436)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................      (1,346,435)
   Dividends from net investment income -- Class
    B...........................................          (3,565)
   Distribution from net realized gain on
    investments -- Class A......................     (77,872,810)
   Distribution from net realized gain on
    investments -- Class B......................        (227,190)
                                                  --------------
   Total dividends and distributions to
    shareholders................................     (79,450,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................      30,476,864
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (199,836,572)
   NET ASSETS:
   Beginning of period..........................  $  495,825,615
                                                  --------------
   End of period................................  $  295,989,043
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $      627,035
                                                  ==============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                              INTERNATIONAL                   INTERNATIONAL
                                                  GROWTH         MARSICO       GROWTH AND        GLOBAL        DIVERSIFIED
                                               OPPORTUNITIES      GROWTH         INCOME         EQUITIES        EQUITIES
   ------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............  $    (61,878)   $      8,084   $  2,465,853    $     691,136   $   2,801,972
   Net realized gain (loss) on investments...   (11,125,247)     (2,041,923)   (55,040,743)     (99,558,682)    (22,260,803)
   Net realized gain (loss) on futures and
    options contracts........................            --              --             --               --      (3,142,627)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........            --          (2,920)    (1,780,382)        (594,195)     (3,795,474)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...       783,783       1,169,406    (20,438,756)     (66,810,649)    (58,539,155)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...            --            (233)       264,065          (62,162)       (430,502)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................            --              --             --               --        (213,271)
                                               ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (10,403,342)       (867,586)   (74,529,963)    (166,334,552)    (85,579,860)
                                               ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class A........................        (2,450)         (4,810)      (935,674)        (439,361)             --
   Dividends from net investment
    income -- Class B........................           (50)           (190)        (4,326)            (639)             --
   Distributions from net realized gain on
    investments -- Class A...................            --         (21,940)   (13,220,372)     (73,128,289)    (25,231,939)
   Distributions from net realized gain on
    investments -- Class B...................            --          (3,060)       (69,628)        (173,711)        (43,061)
                                               ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders.............................        (2,500)        (30,000)   (14,230,000)     (73,742,000)    (25,275,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................    16,829,399      14,130,839     40,694,609        3,197,396     (16,070,012)
                                               ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     6,423,557      13,233,253    (48,065,354)    (236,879,156)   (126,924,872)
   NET ASSETS:
   Beginning of period.......................  $ 28,836,248    $  5,595,616   $342,113,732    $ 650,067,066   $ 442,008,931
                                               ----------------------------------------------------------------------------
   End of period.............................  $ 35,259,805    $ 18,828,869   $294,048,378    $ 413,187,910   $ 315,084,059
                                               ============================================================================

   ---------------
   Undistributed net investment income
    (loss)...................................  $         --    $      2,274   $  1,308,340    $     (71,192)  $     125,518
                                               ============================================================================


                                                 EMERGING
                                                 MARKETS       TECHNOLOGY
   ------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............  $    386,530   $    (500,731)
   Net realized gain (loss) on investments...   (22,465,433)    (33,329,736)
   Net realized gain (loss) on futures and
    options contracts........................            --              --
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........      (519,709)             --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...    10,304,732       1,810,198
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...       (99,671)             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................            --              --
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (12,393,551)    (32,020,269)
                                               ----------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class A........................     ( 205,514)             --
   Dividends from net investment
    income -- Class B........................          (486)             --
   Distributions from net realized gain on
    investments -- Class A...................      (897,572)             --
   Distributions from net realized gain on
    investments -- Class B...................        (2,428)             --
                                               ----------------------------
   Total dividends and distributions to
    shareholders.............................    (1,106,000)             --
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................       333,362      18,165,820
                                               ----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...   (13,166,189)    (13,854,449)
   NET ASSETS:
   Beginning of period.......................  $ 96,507,434   $  56,322,851
                                               ----------------------------
   End of period.............................  $ 83,341,245   $  42,468,402
                                               ============================
   ---------------
   Undistributed net investment income
    (loss)...................................  $   (196,299)  $          --
                                               ============================

    See Notes to Financial Statements

---------------------
    180

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                      CASH        CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT        BOND           BOND           BOND       HIGH INCOME
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $ 29,027,674   $ 14,848,898   $  5,305,472   $ 32,273,374   $ 12,916,318
   Net realized gain (loss) on investments......      (826,684)    (3,234,818)    (3,573,516)   (17,584,619)     1,666,697
   Net realized gain (loss) on future and
    options contracts...........................            --             --         (5,206)            --         99,598
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --             --      7,143,802             --        673,406
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......       191,751      3,182,723      3,093,633    (23,754,631)   (10,830,012)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --             --        775,464             --       (175,467)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --             --         58,410             --         (9,112)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    28,392,941     14,796,803     12,798,059     (9,065,876)     4,341,428
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................   (21,830,000)   (12,455,000)    (8,110,000)   (30,955,000)   (13,085,000)
   Dividends from net investment income -- Class
    B...........................................            --             --             --             --             --
   Distribution from net realized gain on
    investments -- Class A......................        (2,800)            --             --             --             --
   Distributions from net realized gain on
    investments -- Class B......................            --             --             --             --             --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................   (21,832,800)   (12,455,000)    (8,110,000)   (30,955,000)   (13,085,000)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................   (69,143,306)    12,684,065      7,694,706     29,522,438      1,575,990
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (62,583,165)    15,025,868     12,382,765    (10,498,438)    (7,167,582)
   NET ASSETS:
   Beginning of period..........................   466,587,771    184,308,558    127,144,954    310,032,077    124,403,521
                                                  ------------------------------------------------------------------------
   End of period................................  $404,004,606   $199,334,426   $139,527,719   $299,533,639   $117,235,939
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 29,014,790   $ 14,834,616   $  7,001,682   $ 32,256,556   $ 12,409,054
                                                  ========================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  10,649,562
   Net realized gain (loss) on investments......     10,190,354
   Net realized gain (loss) on future and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (58,068,360)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (37,228,444)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................     (6,795,000)
   Dividends from net investment income -- Class
    B...........................................             --
   Distribution from net realized gain on
    investments -- Class A......................     (2,990,000)
   Distributions from net realized gain on
    investments -- Class B......................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................     (9,785,000)
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................    112,998,005
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     65,984,561
   NET ASSETS:
   Beginning of period..........................    509,054,125
                                                  -------------
   End of period................................  $ 575,038,686
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $  10,639,983
                                                  =============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                MFS TOTAL        ASSET         TELECOM        EQUITY       EQUITY
                                                  RETURN       ALLOCATION      UTILITY+       INCOME        INDEX
   -----------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............  $  8,296,909   $ 18,797,874   $  3,321,287   $  143,454   $   424,438
   Net realized gain (loss) on investments...    13,937,430     10,046,189    (13,129,299)    (142,520)      478,630
   Net realized gain (loss) on futures and
    options contracts........................            --       (398,161)            --           --       (20,305)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........        (5,449)       735,916            115           --            --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...    23,874,632      6,198,156     (2,711,737)   1,050,936    (1,830,054)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...          (260)      (425,389)            --           --            --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................            --      1,362,203             --           --         6,201
                                               ---------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations................    46,103,262     36,316,788    (12,519,634)   1,051,870      (941,090)
                                               ---------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class A........................    (5,860,000)   (19,055,000)    (3,295,000)     (13,000)      (25,000)
   Dividends from net investment
    income -- Class B........................            --             --             --           --            --
   Distributions from net realized gain on
    investments -- Class A...................    (1,550,000)   (13,680,000)    (1,780,000)          --      (125,000)
   Distributions from net realized gain on
    investments -- Class B...................            --             --             --           --            --
                                               ---------------------------------------------------------------------
   Total dividends and distributions to
    shareholders.............................    (7,410,000)   (32,735,000)    (5,075,000)     (13,000)     (150,000)
                                               ---------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................    55,664,805    (49,334,820)    10,117,923      606,100     1,390,509
                                               ---------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...    94,358,067    (45,753,032)    (7,476,711)   1,644,970       299,419
   NET ASSETS:
   Beginning of period.......................   208,919,468    699,062,674    120,158,934    6,669,648    63,486,834
                                               ---------------------------------------------------------------------
   End of period.............................  $303,277,535   $653,309,642   $112,682,223   $8,314,618   $63,786,253
                                               =====================================================================

   ---------------
   Undistributed net investment income
    (loss)...................................  $  8,296,383   $ 19,284,745   $  3,310,823   $  141,339   $   416,535
                                               =====================================================================


                                                   GROWTH-
                                                   INCOME
   -----------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............  $    11,813,743
   Net realized gain (loss) on investments...       21,577,185
   Net realized gain (loss) on futures and
    options contracts........................      (12,505,126)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........               --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...      (64,468,799)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...               --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................        3,705,438
                                               ---------------
   Net increase (decrease) in net assets
    resulting from operations................      (39,877,559)
                                               ---------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class A........................       (8,300,000)
   Dividends from net investment
    income -- Class B........................               --
   Distributions from net realized gain on
    investments -- Class A...................      (99,405,000)
   Distributions from net realized gain on
    investments -- Class B...................               --
                                               ---------------
   Total dividends and distributions to
    shareholders.............................     (107,705,000)
                                               ---------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................      250,312,619
                                               ---------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...      102,730,060
   NET ASSETS:
   Beginning of period.......................    1,828,339,709
                                               ---------------
   End of period.............................  $ 1,931,069,769
                                               ===============
   ---------------
   Undistributed net investment income
    (loss)...................................  $    11,808,550
                                               ===============

     + Formerly Utility

    See Notes to Financial Statements

---------------------
    182

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                                                                  GOLDMAN
                                                 FEDERATED     DAVIS VENTURE     "DOGS" OF        ALLIANCE         SACHS
                                                   VALUE           VALUE+       WALL STREET        GROWTH        RESEARCH#
   -------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............  $   3,415,259   $   12,205,493   $  2,388,255   $   (3,055,609)  $    (75,597)
   Net realized gain (loss) on investments...      6,278,052      386,232,238    (10,186,179)      60,064,696     (2,954,880)
   Net realized gain (loss) on futures and
     options contracts.......................             --               --             --               --          7,480
   Net realized foreign exchange gain (loss)
     on other assets and liabilities.........            (31)             390             --               --             --
   Change in unrealized appreciation
     (depreciation) on investments (Note
     4)......................................     11,728,874     (101,413,566)    16,911,689     (379,043,130)     1,233,342
   Change in unrealized foreign exchange gain
     (loss) on other assets and
     liabilities.............................             --               --             --               --             --
   Change in unrealized appreciation
     (depreciation) on futures and options
     contracts...............................             --               --             --               --         (9,654)
                                               -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations...............     21,422,154      297,024,455      9,113,765     (322,034,043)    (1,799,309)
                                               -----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS:
   Dividends from net investment income --
     Class A.................................     (2,290,000)     (10,745,000)    (2,215,000)              --             --
   Dividends from investment income -- Class
     B.......................................             --               --             --               --             --
   Distribution from net realized gain on
     investments -- Class A..................     (8,095,000)     (26,020,000)      (920,000)    (406,065,000)      (140,000)
   Distribution from net realized gain on
     investments -- Class B..................             --               --             --               --             --
                                               -----------------------------------------------------------------------------
   Total dividends and distributions to
     shareholders............................    (10,385,000)     (36,765,000)    (3,135,000)    (406,065,000)      (140,000)
                                               -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from capital share
     transactions (Note 7)...................     12,190,680      243,791,699    (12,833,580)     662,783,531     41,842,134
                                               -----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     23,227,834      504,051,154     (6,854,815)     (65,315,512)    39,902,825
   NET ASSETS:
   Beginning of period.......................    208,487,855    2,303,994,215     98,924,463    2,875,413,362             --
                                               -----------------------------------------------------------------------------
   End of period.............................  $ 231,715,689   $2,808,045,369   $ 92,069,648   $2,810,097,850   $ 39,902,825
                                               =============================================================================

   ---------------
   Undistributed net investment income
     (loss)..................................  $   3,406,723   $   12,193,663   $  2,365,827   $           --   $         --
                                               =============================================================================

                                                    MFS
                                                GROWTH AND
                                                  INCOME
   ------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss)..............  $   2,111,249
   Net realized gain (loss) on investments...     15,070,807
   Net realized gain (loss) on futures and
     options contracts.......................             --
   Net realized foreign exchange gain (loss)
     on other assets and liabilities.........        (80,505)
   Change in unrealized appreciation
     (depreciation) on investments (Note
     4)......................................     (5,070,787)
   Change in unrealized foreign exchange gain
     (loss) on other assets and
     liabilities.............................           (783)
   Change in unrealized appreciation
     (depreciation) on futures and options
     contracts...............................             --
                                               -------------
   Net increase (decrease) in net assets
     resulting from operations...............     12,029,981
                                               -------------
   DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS:
   Dividends from net investment income --
     Class A.................................     (1,995,000)
   Dividends from investment income -- Class
     B.......................................             --
   Distribution from net realized gain on
     investments -- Class A..................             --
   Distribution from net realized gain on
     investments -- Class B..................             --
                                               -------------
   Total dividends and distributions to
     shareholders............................     (1,995,000)
                                               -------------
   Net increase (decrease) in net assets
     resulting from capital share
     transactions (Note 7)...................     22,260,984
                                               -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     32,295,965
   NET ASSETS:
   Beginning of period.......................    337,221,603
                                               -------------
   End of period.............................  $ 369,517,568
                                               =============
   ---------------
   Undistributed net investment income
     (loss)..................................  $   2,014,177
                                               =============

    + Formerly Venture Value

    # Commenced operations July 5, 2000

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                                                    SMALL           MFS
                                                     PUTNAM         BLUE CHIP                      COMPANY        MID-CAP
                                                     GROWTH          GROWTH#      REAL ESTATE       VALUE          GROWTH
   -------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    (852,163)  $      55,550   $  2,711,167   $    (22,625)  $   (461,560)
   Net realized gain (loss) on investments......     16,852,544        (944,298)    (1,341,753)       848,225     47,730,689
   Net realized gain (loss) on futures and
    options contracts...........................             --              --             --             --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --              --            224             --             --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......   (133,620,938)       (768,594)    13,618,903        218,129    (24,699,609)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......             --              --             --             --             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................             --              --             --             --             --
                                                  --------------------------------------------------------------------------

   Net increase (decrease) in net assets
    resulting from operations...................   (117,620,557)     (1,657,342)    14,988,541      1,043,729     22,569,520
                                                  --------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................             --         (42,000)    (2,490,000)            --             --
   Dividends from net investment income -- Class
    B...........................................             --              --             --             --             --
   Distributions from net realized gain on
    investments -- Class A......................    (70,727,000)             --             --       (811,000)    (5,065,000)
   Distributions from net realized gain on
    investments -- Class B......................             --              --             --             --             --
                                                  --------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (70,727,000)        (42,000)    (2,490,000)      (811,000)    (5,065,000)
                                                  --------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................    137,394,166      17,500,727      9,960,171     (1,049,688)   268,382,243
                                                  --------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (50,953,391)     15,801,385     22,458,712       (816,959)   285,886,763
   NET ASSETS:
   Beginning of period..........................    783,896,120              --     53,765,704      5,226,444     81,636,299
                                                  --------------------------------------------------------------------------
   End of period................................  $ 732,942,729   $  15,801,385   $ 76,224,416   $  4,409,485   $367,523,062
                                                  ==========================================================================

   ---------------
   Undistributed net investment income (loss)...  $          --   $      13,550   $  2,697,630   $         --   $         --
                                                  ==========================================================================


                                                    AGGRESSIVE
                                                      GROWTH
   -------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    1,352,736
   Net realized gain (loss) on investments......      20,017,937
   Net realized gain (loss) on futures and
    options contracts...........................      (3,630,260)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (134,243,205)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......              --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................        (261,410)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................    (116,764,202)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income -- Class
    A...........................................         (50,000)
   Dividends from net investment income -- Class
    B...........................................              --
   Distributions from net realized gain on
    investments -- Class A......................     (51,530,000)
   Distributions from net realized gain on
    investments -- Class B......................              --
                                                  --------------
   Total dividends and distributions to
    shareholders................................     (51,580,000)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................     214,096,892
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      45,752,690
   NET ASSETS:
   Beginning of period..........................     450,072,925
                                                  --------------
   End of period................................  $  495,825,615
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $    1,348,657
                                                  ==============

    # Commenced operations July 5, 2000

    See Notes to Financial Statements

---------------------
    184

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                             INTERNATIONAL                   INTERNATIONAL
                                                   GROWTH        MARSICO      GROWTH AND        GLOBAL        DIVERSIFIED
                                               OPPORTUNITIES#    GROWTH@        INCOME         EQUITIES        EQUITIES
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............   $    134,745    $    3,581   $  2,878,186    $    (985,027)  $  3,880,646
   Net realized gain (loss) on investments...     (4,110,038)       23,529      7,458,152       65,512,006     31,208,392
   Net realized gain (loss) on futures and
    options contracts........................             --            --             --               --     (9,211,245)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........             --            --        165,674       (1,371,937)    (4,890,966)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...       (914,345)      242,467        232,627     (122,690,760)   (58,172,293)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...             --            --       (232,418)         144,567        340,054
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................             --            --             --               --     (2,312,785)
                                               ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations................     (4,889,638)      269,577     10,502,221      (59,391,151)   (39,158,197)
                                               ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A..................................       (133,000)           --     (2,880,000)        (855,000)    (3,420,000)
   Distribution from net investments
    income -- Class B........................             --            --             --               --             --
   Distributions from net realized gain on
    investments -- Class A...................             --            --     (3,250,000)     (50,390,000)   (61,700,000)
   Distributions from net realized gain on
    investments -- Class B...................             --            --             --               --             --
                                               ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders.............................       (133,000)           --     (6,130,000)     (51,245,000)   (65,120,000)
                                               ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................     33,858,886     5,326,039     83,779,471      128,208,539     81,299,106
                                               ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     28,836,248     5,595,616     88,151,692       17,572,388    (22,979,091)
   NET ASSETS:
   Beginning of period.......................             --            --    253,962,040      632,494,678    464,988,022
                                               ---------------------------------------------------------------------------
   End of period.............................   $ 28,836,248    $5,595,616   $342,113,732    $ 650,067,066   $442,008,931
                                               ===========================================================================
   ---------------
   Undistributed net investment income
    (loss)...................................   $      1,745    $    3,581   $ (1,024,137)   $  (2,481,256)  $ (1,069,868)
                                               ===========================================================================


                                                 EMERGING
                                                 MARKETS      TECHNOLOGY#
   -----------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............  $   (225,618)  $   (194,714)
   Net realized gain (loss) on investments...    (2,577,175)   (11,885,249)
   Net realized gain (loss) on futures and
    options contracts........................            --             --
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........      (209,861)            --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...   (31,639,529)    (8,070,710)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...        36,961             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................            --             --
                                               ---------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (34,615,222)   (20,150,673)
                                               ---------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A..................................      (605,000)            --
   Distribution from net investments
    income -- Class B........................            --             --
   Distributions from net realized gain on
    investments -- Class A...................    (1,760,000)            --
   Distributions from net realized gain on
    investments -- Class B...................            --             --
                                               ---------------------------
   Total dividends and distributions to
    shareholders.............................    (2,365,000)            --
                                               ---------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................    30,747,706     76,473,524
                                               ---------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...    (6,232,516)    56,322,851
   NET ASSETS:
   Beginning of period.......................   102,739,950             --
                                               ---------------------------
   End of period.............................  $ 96,507,434   $ 56,322,851
                                               ===========================
   ---------------
   Undistributed net investment income
    (loss)...................................  $ (1,116,999)  $         --
                                               ===========================

    #  Commenced operations July 5, 2000

    @  Commenced operations December 29, 2000

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    NOTES TO FINANCIAL STATEMENTS

   1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life contracts. Shares of the Trust are held by separate accounts of Anchor National Life Insurance Company, an Arizona corporation, First SunAmerica Life Insurance Company, a New York corporation, AIG Life Insurance Company, a Delaware corporation and American Life Assurance Company of New York, a New York corporation. Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is a wholly-owned subsidiary of SunAmerica Inc., a Delaware corporation, which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG Life Insurance Company and American International Life Assurance Company of New York are also wholly-owned subsidiaries of AIG. The life insurance companies listed above are collectively referred to as the "Life Companies."

     The Trust issues separate series of shares ("the Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed at net asset value without any sales or redemption charge.

   Effective July 9, 2001, shares of beneficial interest in each Portfolio of the Trust, except the Equity Index Portfolio, the Equity Income Portfolio, and the Small Company Value Portfolio, were divided into two classes of shares, Class A and Class B. All shares issued prior to such date have been redesignated as Class A shares. Class A shares of each Portfolio are offered only in connection with certain variable contracts. Class B shares of a given Portfolio are identical in all respects to Class A shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class B shares are subject to 12B-1 service fees, while Class A shares are not; and (iii) Class B shares have voting rights on matters that pertain to the Rule 12B-1 plan (service fees) adopted with respect to Class B shares. The Board of Trustees may establish additional portfolios or classes in the future.

   The investment objectives for the portfolios included in this report are as follows:

   The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

   The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities.

   The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation, by investing in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

   The HIGH-YIELD BOND PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, emphasizing higher-yielding, higher-risk, lower-rated or unrated securities (junk bonds) with a primary focus on "B" rated high-yield bonds.

   The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in high-yielding fixed income securities (junk bonds) of issuers located throughout the world.

   The SUNAMERICA BALANCED PORTFOLIO seeks conservation of principal by maintaining at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

   The MFS TOTAL RETURN PORTFOLIO seeks current income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities of domestic and foreign issuers that appear to have some potential for capital enhancement.

   The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with long-term preservation of capital by investing in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.

   The TELECOM UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

---------------------
    186

   The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by investing primarily in equity securities of companies that are characterized by the ability to pay above-average dividends, by the ability to finance expected growth and strong management.

   The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R)") by investing primarily in common stocks included in the S&P 500(R).

   The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

   The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

   The DAVIS VENTURE VALUE PORTFOLIO seeks growth of capital by investing primarily in common stocks of companies with market capitalizations of at least $5 billion.

   The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) by investing in 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

   The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

   The GOLDMAN SACHS RESEARCH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in U.S. equity securities, including securities of foreign issuers that are traded in the U.S. Under normal circumstances, the Portfolio will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division's U.S. Select List and will sell securities that have been removed from the U.S. Select List.

   The MFS GROWTH AND INCOME PORTFOLIO seeks reasonable current income and long-term growth of capital and income by investing primarily in equity securities.

   The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics that its Subadviser believes have above-average growth prospects.

   The BLUE CHIP GROWTH PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

   The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing primarily in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.

   The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations ranging from approximately $2.5 million to $4.7 billion.

   The MFS MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies, generally with market capitalizations between $1 billion and $5 billion, that its Subadviser believes have above-average growth potential.

   The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of high growth companies including small to medium sized growth companies with market capitalizations of $1.5 billion to $10 billion.

   The GROWTH OPPORTUNITIES PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued generally by mid-cap companies.

   The MARSICO GROWTH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances at least 65% in equity securities of large companies with a general core position of 20 to 30 common stocks.

   The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and, secondarily, current income by investing primarily in common stocks traded on markets outside the U.S.

   The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers, demonstrating the potential for appreciation and engaging in transactions in foreign currencies.

   The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing (in accordance with country and sector weightings determined by its Subadviser) in common stocks of foreign issuers that, in the aggregate, replicate broad country and sector indices.

   The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies that are characterized as having above-average growth prospects primarily in emerging markets outside the U.S.

                                                           ---------------------

      The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadvisor believes are positioned to benefit from involvement in technology and technology-related industries worldwide.

   2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

     SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States of America are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

     The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

     Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

     SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Loan agreements are recorded on settlement date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions are recorded on the ex-dividend date. The Trust amortizes all premiums and accretes all discounts on fixed income securities; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

     Net investment income, other than class specific expenses and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

     Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

     Dividends from net investment income and capital gain distributions, if any, are paid annually.

     The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined and presented in accordance with federal

---------------------
    188
   income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income (loss), net realized gain (loss), and net assets are not affected.

   For the period ended January 31, 2002, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                ACCUMULATED              ACCUMULATED
                                                             UNDISTRIBUTED NET        UNDISTRIBUTED NET       CAPITAL
                                                          INVESTMENT INCOME (LOSS)   REALIZED GAIN (LOSS)     PAID-IN
                                                             --------------------------------------------------------

Cash Management.........................................        $        --               $       --        $         --
Corporate Bond..........................................            (32,798)                  32,798                  --
Global Bond.............................................            888,722                 (888,722)                 --
High-Yield Bond.........................................              6,302                   (6,302)                 --
Worldwide High Income...................................            (26,473)                  26,473                  --
SunAmerica Balanced.....................................             (5,120)                   5,120                  --
MFS Total Return........................................             95,260                  (95,260)                 --
Asset Allocation........................................            267,666                 (267,666)                 --
Telecom Utility.........................................             (4,097)                   4,097                  --
Equity Income...........................................             (3,168)                   3,168                  --
Equity Index............................................             (3,414)                   3,414                  --
Growth-Income...........................................            (14,071)                  14,071                  --
Federated Value.........................................            (10,524)                  10,524                  --
Davis Venture Value.....................................            186,833                   19,584            (206,417)
"Dogs" of Wall Street...................................              1,179                       --              (1,179)
Alliance Growth.........................................            (17,665)                  41,597             (23,932)
Goldman Sachs Research..................................            179,255                       --            (179,255)
MFS Growth and Income...................................            (47,158)                  47,158                  --
Putnam Growth...........................................            (13,059)                  13,059                  --
Blue Chip Growth........................................                 --                       --                  --
Real Estate.............................................                 --                       --                  --
Small Company Value.....................................             20,459                  (20,459)                 --
MFS Mid-Cap Growth......................................            794,838                   12,495            (807,333)
Aggressive Growth.......................................            (99,667)                  99,667                  --
Growth Opportunities....................................             62,633                       --             (62,633)
Marsico Growth..........................................             (4,391)                   4,391                  --
International Growth and Income.........................            806,624                 (804,029)             (2,595)
Global Equities.........................................          2,158,928                  229,022          (2,387,950)
International Diversified Equities......................         (1,606,586)               3,567,504          (1,960,918)
Emerging Markets........................................            740,170                 (738,874)             (1,296)
Technology..............................................            500,731                       --            (500,731)

     INVESTMENT SECURITIES LOANED: During the year ended January 31, 2002, the SunAmerica Balanced Portfolio participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Portfolio receives cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Portfolio may use the cash collateral received to invest in short-term investments, which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Portfolio may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time replacement.

     At January 31, 2002 there were no loaned securities outstanding in the SunAmerica Balanced Portfolio.

   3. OPERATING POLICIES:

     REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

     At January 31, 2002, the High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth, Aggressive Growth and Growth Opportunities had a 9.33%, 0.21%, 0.27%, 1.44%, 10.10%, and 1.92%, respectively, undivided interest,

                                                           ---------------------
   representing $33,102,000, $742,000, $970,000, $5,111,000, $35,847,000 and
   $6,825,000, respectively, in principal amount, in a joint repo with State Street Bank & Trust Co., which is dated January 31, 2002 bears interest at the rate of 1.84% per annum, has a principal amount of $354,808,000, and a repurchase price of $354,826,135, matures on February 1, 2002 and is collateralized by $64,985,000 U.S. Treasury Notes (bearing interest at the rate of 5.50% per annum and maturing May 31, 2003), $69,945,000 U.S. Treasury Notes (bearing interest at the rate of 6.13% per annum and maturing August 31, 2002), $12,580,000 U.S. Treasury Notes (bearing interest at the rate of 6.75% per annum and maturing May 15, 2005), $88,720,000 U.S. Treasury Notes (bearing interest at the rate of 6.25% per annum and maturing February 15, 2007), $6,190,000 U.S. Treasury Bond (bearing interest at the rate of 6.38% per annum and maturing August 15, 2027), $49,330,000 U.S. Treasury Bills (bearing interest at the rate of 1.72% per annum and maturing July 05, 2002), $4,025,000 U.S. Treasury Bills (bearing interest at the rate of 1.72% per annum and maturing June 20, 2002), $43,830,000 U.S. Treasury Bills (bearing interest at the rate of 1.70% per annum and maturing April 18, 2002), which together have an approximate value of $361,931,399.

     In addition, at January 31, 2002, the SunAmerica Balanced and Blue Chip Growth Portfolios had a 5.71% and 0.57%, respectively, undivided interest, representing $20,000,000 and $2,000,000, respectively, in principal amount in a joint repo with UBS Warburg, Inc., which is dated January 31, 2002, bears interest at the rate of 1.88% per annum, has a principal amount of $350,000,000 and a repurchase price of $350,018,278, matures on February 1, 2002 and is collateralized by $250,000,000 U.S. Treasury Bonds (bearing interest at the rate of 8.13% per annum and maturing August 15, 2021) and $21,585,000 U.S. Treasury Bond (bearing interest at the rate of 7.13% per annum and maturing February 15, 2023) which together have an approximate value of $357,001,388.

     FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

     FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Portfolios which serve as collateral for open futures contracts are indicated on the Portfolio of Investments.
     At January 31, 2002 the Goldman Sachs Research, Global Bond and International Diversified Equities Portfolios had $230,000, $47,536 and $1,912,001, respectively, in cash segregated for open futures contracts.

     OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

---------------------
    190

    During the period ended January 31, 2002, transactions in written option contracts were as follows:

                                                                    TELECOM UTILITY
                                                                 ---------------------
                                                                 CONTRACTS    AMOUNT
                                                                 ---------------------
   Written option contracts as of 1/31/01......................      --      $      --
   Option written during the period............................    (664)      (105,419)
   Written options closed during the period....................     664         25,494
   Net realized gain on written options closed.................      --         79,925
                                                                   ----      ---------
   Written option contracts as of 1/31/02......................      --      $      --
                                                                   ====      =========

   4. FEDERAL INCOME TAXES: The Trust intends for each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

     The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at January 31, 2002, were as follows:

                                         AGGREGATE       AGGREGATE      UNREALIZED                                      CAPITAL
                                         UNREALIZED     UNREALIZED      GAIN (LOSS)       COST OF       CAPITAL LOSS      LOSS
                                            GAIN           LOSS             NET         INVESTMENTS     CARRYOVER*+     UTILIZED
                                        -----------------------------------------------------------------------------------------
   Cash Management#...................  $    432,058   $    (170,375)  $     261,683   $  622,704,042   $   832,223    $       --
   Corporate Bond#....................     5,743,471     (17,661,460)    (11,917,989)     276,494,300     9,333,522            --
   Global Bond#@......................       283,575      (5,403,236)     (5,119,661)     153,714,304    83,551,819            --
   High-Yield Bond#...................     2,198,707     (33,557,029)    (31,358,322)     291,491,653    83,903,011            --
   Worldwide High Income#.............     3,836,030     (34,647,803)    (30,811,773)     126,482,288    29,718,793            --
   SunAmerica Balanced#...............     6,237,276     (42,071,904)    (35,834,628)     510,351,161    48,443,426            --
   MFS Total Return#@.................    15,093,833     (15,034,082)         59,751      492,468,702            --            --
   Asset Allocation#..................    19,226,910     (35,267,180)    (16,040,270)     560,963,637    22,610,456            --
   Telecom Utility#@..................     1,860,535      (9,385,395)     (7,524,860)      95,174,858    22,866,062            --
   Equity Income......................       842,931        (314,631)        528,300        7,542,226       155,171       100,622
   Equity Index#......................     4,755,224     (13,978,412)     (9,223,188)      60,591,675       131,483            --
   Growth-Income#.....................   190,079,103     (65,507,133)    124,571,970    1,334,325,695   115,415,508            --
   Federated Value#...................    28,865,604     (23,220,668)      5,644,936      269,133,301    11,638,887            --
   Davis Venture Value................   359,462,379    (263,311,581)     96,150,798    2,267,007,943    42,105,519            --
   "Dogs" of Wall Street..............     3,522,774      (6,830,305)     (3,307,531)     117,989,950     4,858,436            --
   Alliance Growth#...................   128,934,338    (199,726,190)    (70,791,852)   2,008,305,324   531,004,958            --
   Goldman Sachs Research#............       912,255      (5,217,806)     (4,305,551)      34,571,137     9,928,712            --
   MFS Growth and Income#@............    12,712,858     (20,695,479)     (7,982,621)     339,749,988    39,612,082            --
   Putnam Growth#.....................    33,289,406     (36,866,306)     (3,576,900)     494,564,293   125,260,896            --
   Blue Chip Growth#..................       212,583      (1,848,075)     (1,635,492)      33,637,954     4,306,287            --
   Real Estate........................       795,782        (795,782)      6,756,858       80,995,381    10,265,945     2,411,343
   Small Company Value................       695,338        (421,293)        274,045        5,839,707            --            --
   MFS Mid-Cap Growth#@...............    13,569,925    (119,862,656)   (106,292,731)     399,962,456    42,546,241            --
   Aggressive Growth#.................    14,098,764     (24,844,458)    (10,745,694)     297,369,611   188,222,538            --
   Growth Opportunities#..............     1,120,246      (1,503,131)       (382,885)      37,652,019    14,827,525            --
   Marsico Growth#@...................     1,408,194         (41,673)      1,366,521       17,131,875     1,677,582            --
   International Growth and
     Income#@.........................     5,235,638     (21,220,137)    (15,984,499)     295,515,888    50,807,088            --
   Global Equities#@..................    16,004,531     (64,509,628)    (48,505,097)     458,927,304    83,551,819            --
   International Diversified
     Equities#@.......................     1,696,694     (65,904,776)    (64,208,082      383,899,716    18,310,629            --
   Emerging Markets#@.................     3,367,691      (6,301,752)     (2,934,061)      86,337,433    22,757,501            --
   Technology#........................     1,653,652     (14,892,361)    (13,238,709)      58,719,308    33,063,697            --

---------------
    * Expires 2004-2010

    # Post 10/31/01 Capital Loss Deferrals: Cash Management $13,930; Corporate
      Bond $328,283; High-Yield Bond $33,445,177; Worldwide High Income $747,876; SunAmerica Balanced $14,210,321; MFS Total Return $142,644; Asset Allocation $4,260,774; Telecom Utility $7,158,525; Equity Index $173,837; Growth-Income $6,813,341; Federated Value $113,581; Alliance Growth $75,500,454; Goldman Sachs Research $1,804,932; MFS Growth and Income $3,858,783; Putnam Growth $8,345,169; Blue Chip Growth $1,387,646;
      Real Estate $611,866; MFS Mid-Cap Growth $26,446,512; Aggressive Growth $28,658,456; Growth Opportunities $155,437; Marisco Growth $319,222; International Growth and Income $8,572,023; Global Equities $17,823,294; International Diversified Equities $8,874,919; Emerging Markets $2,301,580; Technology $5,173,091.

     @ Post 10/31/01 Currency Loss Deferrals; MFS Total Return $5,152; Telecom
       Utility $291; MFS Growth and Income $9,513; MFS Mid-Cap Growth $24; Marisco Growth $2,396; International Growth and Income $71,129; Global Equities $71,192; International Diversified Equities $331,755; Emerging Markets $171,131.

     + Net capital loss carryovers reported as of January 31, 2002, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

  As required by the AICPA Audit Guide for Investment Companies, for the reporting period beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of

                                                           ---------------------
distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, and derivatives transactions.

                                                                  DISTRIBUTABLE EARNINGS                   TAX DISTRIBUTIONS
                                                       --------------------------------------------   ---------------------------
                                                                                       UNREALIZED
                                                        ORDINARY       LONG-TERM      APPRECIATION     ORDINARY       LONG-TERM
                                                         INCOME          GAIN        (DEPRECIATION)     INCOME      CAPITAL GAINS
                                                       -----------   -------------   --------------   -----------   -------------
   Cash Management...................................  $22,718,555   $    (832,223)        261,683     29,025,000             --
   Corporate Bond....................................   17,840,985      (9,333,522)    (11,917,989)    14,820,000             --
   Global Bond.......................................    3,312,102         911,309      (5,119,661)    13,125,000             --
   High-Yield Bond...................................   32,868,147     (83,903,011)    (31,358,322)    32,335,000             --
   Worldwide High Income.............................   11,057,158     (29,718,793)    (30,811,773)    12,590,000             --
   SunAmerica Balanced...............................   10,150,847     (48,443,426)    (35,834,628)    10,650,120     15,534,880
   MFS Total Return..................................   14,909,073       3,874,573          59,751     12,285,000      9,690,000
   Asset Allocation..................................   18,181,913     (22,610,456)    (16,040,270)    28,810,894      3,385,106
   Telecom Utility...................................    6,208,613     (22,866,062)     (7,524,860)     3,312,000             --
   Equity Income.....................................      136,378        (155,171)        528,300        135,000             --
   Equity Index......................................      427,050        (131,483)     (9,223,188)       423,414        451,586
   Growth-Income.....................................    9,879,074    (115,415,508)    124,571,970     17,115,782     74,621,218
   Federated Value...................................    2,657,697     (11,638,887)      5,644,936      4,556,371      5,361,629
   Davis Venture Value...............................   12,100,402     (42,105,519)     96,150,798     49,984,399    345,880,601
   "Dogs" of Wall Street.............................    3,299,950      (4,858,436)     (3,307,531)     2,370,000             --
   Alliance Growth...................................    3,721,149    (531,004,958)    (70,791,852)        17,665    201,977,335
   Goldman Sachs Research............................           --      (9,928,712)     (4,305,551)            --             --
   MFS Growth and Income.............................    2,209,362     (39,647,415)     (7,982,621)     2,011,734     15,293,266
   Putnam Growth.....................................      626,255    (125,260,896)     (3,576,900)        13,059     19,281,941
   Blue Chip Growth..................................       75,657      (4,306,287)     (1,635,492)        16,000             --
   Real Estate.......................................    2,942,812     (10,265,945)      6,756,858      2,702,000             --
   Small Company Value...............................       57,941         313,395         274,045         20,000        130,000
   MFS Mid-Cap Growth................................           --     (42,546,241)   (106,292,731)    52,461,237        546,521
   Aggressive Growth.................................      627,035    (188,222,538)    (10,745,694)    32,993,162     46,456,838
   Growth Opportunities..............................           --     (14,827,525)       (382,885)         1,745             --
   Marsico Growth....................................        4,670      (1,677,582)      1,366,521         30,000             --
   International Growth and Income...................    1,415,616     (50,807,088)    (15,984,499)     5,492,585      8,737,415
   Global Equities...................................           --     (83,551,819)    (48,505,097)     3,245,468     70,482,285
   International Diversified Equities................           --     (18,310,629)    (64,208,082)     6,759,344     18,505,913
   Emerging Markets..................................      200,673     (22,757,501)     (2,934,061)       210,094        895,906
   Technology........................................           --     (33,063,697)    (13,238,709)    10,650,000     15,334,880

     Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian and Thailand tax regulations require that taxes be paid on capital gains realized by the Portfolio.

   5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), serves as investment adviser for all the Portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth, Aggressive Growth and Growth Opportunities Portfolios, therefore, SAAMCo performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

---------------------
    192

    The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                                    MANAGEMENT
         PORTFOLIO                   ASSETS            FEES
--------------------------------------------------------------
Cash Management                   $0--$100 million    0.55%
                                 >    $100 million    0.50%
                                 >    $300 million    0.45%
Corporate Bond                    $0--$ 50 million    0.70%
                                 >    $ 50 million    0.60%
                                 >    $150 million    0.55%
                                 >    $250 million    0.50%
Global Bond and                   $0--$ 50 million    0.75%
  Asset Allocation               >    $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $250 million    0.55%
High-Yield Bond                   $0--$ 50 million    0.70%
                                 >    $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $250 million    0.55%
Worldwide High Income,                   >    $  0    1.00%
  Small Company Value and
  International Diversified
  Equities
SunAmerica Balanced               $0--$ 50 million    0.70%
  and Growth-Income              >    $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $300 million    0.55%
                                 >    $500 million    0.50%
MFS Total Return                  $0--$ 50 million    0.70%
                                 >    $ 50 million    0.65%
Telecom Utility and               $0--$150 million    0.75%
  Federated Value                >    $150 million    0.60%
                                 >    $500 million    0.50%
Equity Income                            >    $  0    0.65%
Equity Index                             >    $  0    0.40%
Davis Venture Value and           $0--$100 million    0.80%
  Real Estate                    >    $100 million    0.75%
                                 >    $500 million    0.70%
"Dogs" of Wall Street                    >    $  0    0.60%

--------------------------------------------------------------
Alliance Growth                   $0--$ 50 million    0.70%
                                 >    $ 50 million    0.65%
                                 >    $150 million    0.60%
Goldman Sachs Research                   >    $  0    1.20%
  and Technology
MFS Growth and Income             $0--$600 million    0.70%
                                 >    $600 million    0.65%
                                >    $ 1.5 billion    0.60%
Putnam Growth                     $0--$150 million    0.85%
                                 >    $150 million    0.80%
                                 >    $300 million    0.70%
Blue Chip Growth                  $0--$250 million    0.70%
                                 >    $250 million    0.65%
                                 >    $500 million    0.60%
MFS Mid-Cap Growth                $0--$600 million    0.75%
                                 >    $600 million    0.70%
                                >    $ 1.5 billion    0.65%
Aggressive Growth                 $0--$100 million    0.75%
                                 >    $100 million   0.675%
                                 >    $250 million   0.625%
                                 >    $500 million    0.60%
Growth Opportunities              $0--$250 million    0.75%
                                 >    $250 million    0.70%
                                 >    $500 million    0.65%
Marsico Growth                           >    $  0    0.85%
International Growth and          $0--$150 million    1.00%
  Income                         >    $150 million    0.90%
                                 >    $300 million    0.80%
Global Equities                   $0--$ 50 million    0.90%
                                 >    $ 50 million    0.80%
                                 >    $150 million    0.70%
                                 >    $300 million    0.65%
Emerging Markets                         >    $  0    1.25%

                                                           ---------------------

      The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

                    SUBADVISER                                 PORTFOLIOS
-------------------------------------------------------------------------------------
Alliance Capital Management L.P.                    Growth-Income
                                                    Alliance Growth
                                                    Global Equities
Banc of America Capital Management, Inc.            Cash Management
Davis Selected Advisers L.P.                        Davis Venture Value
                                                    Real Estate
Federated Investment Counseling                     Corporate Bond
                                                    Telecom Utility
                                                    Federated Value
U.S. BanCorp Piper Jaffray Asset Management         Equity Income
                                                    Equity Index
                                                    Small Company Value
WM Advisors, Inc.                                   Asset Allocation
Goldman Sachs Asset Management                      Goldman Sachs Research
Goldman Sachs Asset Management International        Global Bond
Marsico Capital Management, LLC                     Marsico Growth
Massachusetts Financial Services Company            MFS Total Return
                                                    MFS Growth and Income
                                                    MFS Mid-Cap Growth
Morgan Stanley Investment Management                Worldwide High Income
                                                    International Diversified
                                                    Equities
                                                    Technology
Putnam Investment Management, Inc.                  Putnam Growth
                                                    International Growth and Income
                                                    Emerging Markets

Effective July 2, 2001, WM Advisors, Inc. assumed the role as subadvisor of the Asset Allocation Portfolio.

      The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
-------------------------------------------------------------------
Cash Management                        $0--$750 million    0.15%
                                      >    $750 million    0.10%
Corporate Bond                         $0--$ 25 million    0.30%
                                      >    $ 25 million    0.25%
                                      >     $50 million    0.20%
                                      >    $150 million    0.15%
Global Bond and                        $0--$ 50 million    0.40%
  Asset Allocation                    >     $50 million    0.30%
                                      >    $150 million    0.25%
                                      >    $250 million    0.20%
Worldwide High Income and              $0--$350 million    0.65%
  International Diversified           >    $350 million    0.60%
  Equities
MFS Total Return                              >    $  0   0.375%
Telecom Utility and                    $0--$ 20 million    0.55%
  Federated Value                     >    $ 20 million    0.35%
                                      >     $50 million    0.25%
                                      >    $150 million    0.20%
                                      >    $500 million    0.15%

-------------------------------------------------------------------
                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
Growth-Income                          $0--$ 50 million    0.35%
                                      >    $ 50 million    0.30%
                                      >    $150 million    0.25%
                                      >    $300 million    0.20%
                                      >    $500 million    0.15%
Equity Income                                 >    $  0    0.30%
Equity Index                                  >    $  0   0.125%
Davis Venture Value                    $0--$100 million    0.45%
  and Real Estate                     >    $100 million    0.40%
                                      >    $500 million    0.35%
Alliance Growth                        $0--$ 50 million    0.35%
                                      >    $ 50 million    0.30%
                                      >    $150 million    0.25%
Goldman Sachs Research                 $0--$500 million    0.80%
                                      >    $500 million    0.70%

---------------------
    194

                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
-------------------------------------------------------------------
MFS Growth and Income                  $0--$300 million
  and MFS Mid                         >    $300 million
  Cap Growth                          >    $600 million    0.40%
                                      >    $900 million   0.375%
                                     >    $ 1.5 billion    0.35%
                                                          0.325%
                                                           0.25%
Putnam Growth                          $0--$150 million    0.50%
                                      >    $150 million    0.45%
                                      >    $300 million    0.35%
Small Company Value                           >    $  0    0.80%
Marsico Growth                                >    $  0    0.45%
International Growth                   $0--$150 million    0.65%
  and Income                          >    $150 million    0.55%
                                      >    $300 million    0.45%

-------------------------------------------------------------------
                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
Global Equities                        $0--$ 50 million    0.50%
                                      >    $ 50 million    0.40%
                                      >    $150 million    0.30%
                                      >    $300 million    0.25%
Emerging Markets                       $0--$150 million    1.00%
                                      >    $150 million    0.95%
                                      >    $300 million    0.85%
Technology                             $0--$250 million    0.70%
                                      >    $250 million    0.65%
                                      >    $500 million    0.60%

      For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets: Equity Income Portfolio 0.95% for Class A shares. Equity Index Portfolio 0.55% for Class A shares. Goldman Sachs Research Portfolio 1.35% and 1.50% for Class A shares and Class B shares, respectively. Blue Chip Growth Portfolio 0.85% and 1.00% for Class A shares and Class B shares, respectively. Small Company Value Portfolio 1.40% for Class A shares. Growth Opportunities Portfolio 1.00% and 1.15% for Class A shares and Class B shares, respectively. Marsico Growth Portfolio 1.00% and 1.15% for Class A shares and Class B shares, respectively. Technology Portfolio 1.55% and 1.70% for Class A shares and Class B shares, respectively. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

  At January 31, 2002 the amounts repaid to the Advisor which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              --------   ----------
Equity Income...............................................   $   --     $140,193
Equity Index................................................    3,237       26,378
Goldman Sachs Research......................................      461       88,526
Blue Chip Growth............................................       --      119,925
Small Company Value.........................................       84      143,513
Growth Opportunities........................................       --       74,622
Marsico Growth..............................................    1,817       99,285
Technology..................................................       --           --

  Class B shares of each Portfolio are subject to a Rule 12B-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolio's Class B shares.

    6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended January 31, 2002 were as follows:

                                        PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.      PURCHASES OF U.S.
                                        GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)      GOVERNMENT SECURITIES
                                      ---------------------------------------------------------------------------------
   Cash Management..................        $           --                $           --             $           --
   Corporate Bond...................           181,788,055                    94,525,876                 83,601,084
   Global Bond......................           222,644,789                   217,315,717                 51,525,381
   High-Yield Bond..................           376,657,973                   384,037,754                         --
   Worldwide High Income............           131,619,453                   134,205,876                         --
   SunAmerica Balanced..............           343,546,298                   346,116,554              1,210,815,098


                                          SALES OF U.S.
                                      GOVERNMENT SECURITIES
                                      ---------------------
   Cash Management..................     $           --
   Corporate Bond...................         98,878,402
   Global Bond......................         45,352,128
   High-Yield Bond..................                 --
   Worldwide High Income............                 --
   SunAmerica Balanced..............      1,199,344,429

                                                           ---------------------

                                        PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.      PURCHASES OF U.S.
                                        GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)      GOVERNMENT SECURITIES
                                      ---------------------------------------------------------------------------------
   MFS Mid Cap Growth...............        $  391,042,367                $  279,916,889             $           --
   Asset Allocation.................           475,636,503                   600,314,529                288,097,811
   Telecom Utility..................            97,482,588                    96,156,896                         --
   Equity Income....................             2,671,236                     2,305,871                         --
   Equity Index.....................             2,653,867                     4,708,714                         --
   Growth-Income....................           823,626,326                   824,384,366                 11,919,189
   Federated Value..................           151,839,595                    81,724,803                         --
   Davis Venture Value..............           715,718,715                   755,179,543                         --
   "Dogs" of Wall Street............            54,335,009                    35,397,933                         --
   Alliance Growth..................         1,787,824,041                 1,869,451,914                 44,848,074
   Goldman Sachs Research...........            56,927,054                    50,414,601                    852,594
   MFS Growth and Income............           290,214,969                   256,882,218                  4,044,956
   Putnam Growth....................           516,093,858                   557,448,784                  8,795,379
   Blue Chip Growth.................            39,903,143                    23,866,403                         --
   Real Estate......................            50,204,833                    46,858,515                         --
   Small Company Value..............             3,381,969                     2,481,989                         --
   MFS Total Return.................           366,691,194                   204,881,250                210,070,980
   Aggressive Growth................           710,657,944                   764,606,926                         --
   Growth Opportunities.............            86,090,290                    75,139,546                         --
   Marsico Growth...................            20,793,146                    10,163,108                  1,006,446
   International Growth and Income..           432,920,187                   419,300,812                         --
   Global Equities..................           357,961,151                   384,737,340                         --
   International Diversified
     Equities.......................            82,645,391                   140,321,136                         --
   Emerging Markets.................            84,521,488                    86,158,448                         --
   Technology.......................            63,066,059                    42,933,638                         --


                                          SALES OF U.S.
                                      GOVERNMENT SECURITIES
                                      ---------------------
   MFS Mid Cap Growth...............     $           --
   Asset Allocation.................        203,999,293
   Telecom Utility..................                 --
   Equity Income....................                 --
   Equity Index.....................                 --
   Growth-Income....................                 --
   Federated Value..................                 --
   Davis Venture Value..............                 --
   "Dogs" of Wall Street............                 --
   Alliance Growth..................         57,157,997
   Goldman Sachs Research...........          1,255,766
   MFS Growth and Income............          5,689,323
   Putnam Growth....................          8,004,249
   Blue Chip Growth.................                 --
   Real Estate......................                 --
   Small Company Value..............                 --
   MFS Total Return.................        161,715,862
   Aggressive Growth................                 --
   Growth Opportunities.............                 --
   Marsico Growth...................            600,135
   International Growth and Income..                 --
   Global Equities..................                 --
   International Diversified
     Equities.......................                 --
   Emerging Markets.................                 --
   Technology.......................                 --

    7. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares of each class of each portfolio were as follows:

                                                                    CASH MANAGEMENT PORTFOLIO
                                 ------------------------------------------------------------------------------------------------
                                                              CLASS A                                           CLASS B
                                 ------------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                           YEAR ENDED                         YEAR ENDED                        THROUGH
                                        JANUARY 31, 2002                   JANUARY 31, 2001                 JANUARY 31, 2002
                                 -------------------------------    -------------------------------    --------------------------
                                    SHARES           AMOUNT            SHARES           AMOUNT           SHARES         AMOUNT
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Shares sold....................   759,601,427    $ 8,525,226,059     656,647,701    $ 7,299,994,051     6,712,462    $ 74,462,187
Reinvested dividends...........     2,617,935         28,797,299       1,997,511         21,832,800        20,700         227,701
Shares redeemed................  (744,235,382)    (8,351,304,448)   (665,003,082)    (7,390,970,157)   (4,734,661)    (52,451,954)
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Net increase (decrease)........    17,983,980    $   202,718,910      (6,357,870)   $   (69,143,306)    1,998,501    $ 22,237,934
                                 ============    ===============    ============    ===============    ==========    ============

                                                                     CORPORATE BOND PORTFOLIO
                                 ------------------------------------------------------------------------------------------------
                                                              CLASS A                                           CLASS B
                                 ------------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                           YEAR ENDED                         YEAR ENDED                        THROUGH
                                        JANUARY 31, 2002                   JANUARY 31, 2001                 JANUARY 31, 2002
                                 -------------------------------    -------------------------------    --------------------------
                                    SHARES           AMOUNT            SHARES           AMOUNT           SHARES         AMOUNT
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Shares sold....................    13,730,066    $   156,844,240       4,865,125    $    54,192,852       992,458    $ 11,152,859
Reinvested dividends...........     1,335,368         14,689,049       1,155,380         12,455,000        11,905         130,951
Shares redeemed................    (9,645,540)      (109,090,836)     (4,836,936)       (53,963,787)      (61,400)       (683,507)
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Net increase...................     5,419,894    $    62,442,453       1,183,569    $    12,684,065       942,963    $ 10,600,303
                                 ============    ===============    ============    ===============    ==========    ============

---------------
*Inception of Class

---------------------
    196

                                                                       GLOBAL BOND PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................     3,366,356    $    37,831,521       3,677,611    $    40,670,578      278,874    $ 3,014,435
Reinvested dividends.............     1,233,157         13,071,475         760,075          8,110,000        5,051         53,525
Shares redeemed..................    (3,360,494)       (37,566,087)     (3,727,067)       (41,085,872)     (13,573)      (145,487)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     1,239,019    $    13,336,909         710,619    $     7,694,706      270,352    $ 2,922,473
                                   ============    ===============    ============    ===============    =========    ===========

                                                                     HIGH-YIELD BOND PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................    32,582,084    $   260,135,788      16,893,759    $   165,553,410      744,192    $ 5,317,134
Reinvested dividends.............     4,772,221         32,212,494       3,375,682         30,955,000       18,148        122,506
Shares redeemed..................   (33,842,929)      (274,651,088)    (16,676,208)      (166,985,972)     (78,828)      (555,984)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     3,511,376    $    17,697,194       3,593,233    $    29,522,438      683,512    $ 4,883,656
                                   ============    ===============    ============    ===============    =========    ===========

                                                                  WORLDWIDE HIGH INCOME PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................     3,104,238    $    26,980,717       2,659,528    $    27,642,587      136,333    $ 1,055,728
Reinvested dividends.............     1,755,239         12,567,509       1,374,475         13,085,000        3,142         22,491
Shares redeemed..................    (4,668,974)       (40,354,399)     (3,741,559)       (39,151,597)      (5,036)       (38,764)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase (decrease)..........       190,503    $      (806,173)        292,444    $     1,575,990      134,439    $ 1,039,455
                                   ============    ===============    ============    ===============    =========    ===========

                                                                   SUNAMERICA BALANCED PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................     6,900,870    $   107,139,670      11,377,828    $   218,116,002      469,565    $ 6,674,975
Reinvested dividends.............     1,881,949         26,102,627         525,510          9,785,000        2,389         82,373
Shares redeemed..................    (7,757,203)      (118,612,149)     (6,010,267)      (114,902,997)     (36,926)      (482,080)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     1,025,616    $    14,630,148       5,893,071    $   112,998,005      435,028    $ 6,275,268
                                   ============    ===============    ============    ===============    =========    ===========


                                                                     MFS TOTAL RETURN PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................    17,867,915    $   283,015,081       9,495,823    $   143,349,019    1,321,448    $20,240,523
Reinvested dividends.............     1,456,325         21,815,742         485,265          7,410,000       10,631        159,258
Shares redeemed..................    (7,432,029)      (116,706,375)     (6,406,751)       (95,094,214)     (31,432)      (483,947)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................    11,892,211    $   188,124,448       3,574,337    $    55,664,805    1,300,647    $19,915,834
                                   ============    ===============    ============    ===============    =========    ===========

---------------
*Inception of Class

                                                           ---------------------

                                                                        ASSET ALLOCATION PORTFOLIO
                                          ---------------------------------------------------------------------------------------
                                                                    CLASS A                                       CLASS B
                                          ------------------------------------------------------------    -----------------------
                                                                                                              FOR THE PERIOD
                                                    FOR THE                         FOR THE                    JULY 9, 2001*
                                                   YEAR ENDED                      YEAR ENDED                     THROUGH
                                                JANUARY 31, 2002                JANUARY 31, 2001             JANUARY 31, 2002
                                          ----------------------------    ----------------------------    -----------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT         SHARES       AMOUNT
                                          -----------    -------------    -----------    -------------    --------    -----------
Shares sold.............................    4,703,144    $  63,571,759      4,303,450    $  64,246,628     175,014    $ 2,280,024
Reinvested dividends....................    2,568,643       32,159,413      2,279,596       32,735,000       2,922         36,587
Shares redeemed.........................   (8,846,277)    (118,575,797)    (9,825,816)    (146,316,448)     (3,910)       (50,473)
                                          -----------    -------------    -----------    -------------    --------    -----------
Net increase (decrease).................   (1,574,490)   $ (22,844,625)    (3,242,770)   $ (49,334,820)    174,026    $ 2,266,138
                                          ===========    =============    ===========    =============    ========    ===========

                                                                         TELECOM UTILITY PORTFOLIO
                                          ---------------------------------------------------------------------------------------
                                                                    CLASS A                                       CLASS B
                                          ------------------------------------------------------------    -----------------------
                                                                                                              FOR THE PERIOD
                                                    FOR THE                         FOR THE                    JULY 9, 2001*
                                                   YEAR ENDED                      YEAR ENDED                     THROUGH
                                                JANUARY 31, 2002                JANUARY 31, 2001             JANUARY 31, 2002
                                          ----------------------------    ----------------------------    -----------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT         SHARES       AMOUNT
                                          -----------    -------------    -----------    -------------    --------    -----------
Shares sold.............................    2,147,874    $  24,298,016      2,797,088    $  38,017,331     155,839    $ 1,636,304
Reinvested dividends....................      296,965        3,293,338        379,581        5,075,000       1,683         18,662
Shares redeemed.........................   (3,073,721)     (34,408,774)    (2,413,958)     (32,974,408)    (15,584)      (124,055)
                                          -----------    -------------    -----------    -------------    --------    -----------
Net increase (decrease).................     (628,882)   $  (6,817,420)       762,711    $  10,117,923     141,938    $ 1,530,911
                                          ===========    =============    ===========    =============    ========    ===========

                                                            EQUITY INCOME PORTFOLIO
                                          ------------------------------------------------------------
                                                                    CLASS A
                                          ------------------------------------------------------------
                                                    FOR THE                         FOR THE
                                                   YEAR ENDED                      YEAR ENDED
                                                JANUARY 31, 2002                JANUARY 31, 2001
                                          ----------------------------    ----------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
                                          -----------    -------------    -----------    -------------
Shares sold.............................       92,285    $   1,027,964        131,884    $   1,380,912
Reinvested dividends....................       12,641          135,000          1,184           13,000
Shares redeemed.........................      (73,664)        (818,776)       (74,177)        (787,812)
                                          -----------    -------------    -----------    -------------
Net increase............................       31,262    $     344,188         58,891    $     606,100
                                          ===========    =============    ===========    =============

                                                             EQUITY INDEX PORTFOLIO
                                          ------------------------------------------------------------
                                                                    CLASS A
                                          ------------------------------------------------------------
                                                    FOR THE                         FOR THE
                                                   YEAR ENDED                      YEAR ENDED
                                                JANUARY 31, 2002                JANUARY 31, 2001
                                          ----------------------------    ----------------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT
                                          -----------    -------------    -----------    -------------
Shares sold.............................      347,036    $   3,473,635        752,442    $   9,091,257
Reinvested dividends....................       94,187          875,000         12,669          150,000
Shares redeemed.........................     (531,791)      (5,293,802)      (656,015)      (7,850,748)
                                          -----------    -------------    -----------    -------------
Net increase (decrease).................      (90,568)   $    (945,167)       109,096    $   1,390,509
                                          ===========    =============    ===========    =============

                                                                          GROWTH-INCOME PORTFOLIO
                                          ---------------------------------------------------------------------------------------
                                                                    CLASS A                                       CLASS B
                                          ------------------------------------------------------------    -----------------------
                                                                                                              FOR THE PERIOD
                                                    FOR THE                         FOR THE                    JULY 9, 2001*
                                                   YEAR ENDED                      YEAR ENDED                     THROUGH
                                                JANUARY 31, 2002                JANUARY 31, 2001             JANUARY 31, 2002
                                          ----------------------------    ----------------------------    -----------------------
                                            SHARES          AMOUNT          SHARES          AMOUNT         SHARES       AMOUNT
                                          -----------    -------------    -----------    -------------    --------    -----------
Shares sold.............................   12,926,847    $ 313,411,441     19,747,376    $ 628,021,402     797,665    $17,593,620
Reinvested dividends....................    4,366,239       91,516,377      3,592,562      107,705,000      10,521        220,623
Shares redeemed.........................  (17,088,006)    (407,686,533)   (15,394,320)    (485,413,783)   (120,163)    (2,671,070)
                                          -----------    -------------    -----------    -------------    --------    -----------
Net increase (decrease).................      205,080    $  (2,758,715)     7,945,618    $ 250,312,619     688,023    $15,143,173
                                          ===========    =============    ===========    =============    ========    ===========

---------------
*Inception of Class

---------------------
    198

                                                                     FEDERATED VALUE PORTFOLIO
                                  -----------------------------------------------------------------------------------------------
                                                               CLASS A                                          CLASS B
                                  -----------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                            YEAR ENDED                        YEAR ENDED                        THROUGH
                                         JANUARY 31, 2002                  JANUARY 31, 2001                 JANUARY 31, 2002
                                  ------------------------------    -------------------------------    --------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Shares sold.....................    11,095,896    $  169,436,002       7,409,533    $   119,407,457       507,375    $  7,476,314
Reinvested dividends............       688,566         9,860,277         668,706         10,385,000         4,031          57,723
Shares redeemed.................    (7,408,941)     (110,072,684)     (7,355,261)      (117,601,777)      (48,752)       (673,083)
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Net increase....................     4,375,521    $   69,223,595         722,978    $    12,190,680       462,654    $  6,860,954
                                  ============    ==============    ============    ===============    ==========    ============

                                                                   DAVIS VENTURE VALUE PORTFOLIO
                                  -----------------------------------------------------------------------------------------------
                                                               CLASS A                                          CLASS B
                                  -----------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                            YEAR ENDED                        YEAR ENDED                        THROUGH
                                         JANUARY 31, 2002                  JANUARY 31, 2001                 JANUARY 31, 2002
                                  ------------------------------    -------------------------------    --------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Shares sold.....................    23,478,645    $  575,961,086      29,690,543    $   845,975,741     1,645,478    $ 35,062,932
Reinvested dividends............    19,567,249       394,671,410       1,344,733         36,765,000        59,177       1,193,590
Shares redeemed.................   (25,766,390)     (609,959,692)    (22,572,954)      (638,949,042)      (59,957)     (1,282,855)
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Net increase....................    17,279,504    $  360,672,804       8,462,322    $   243,791,699     1,644,698    $ 34,973,667
                                  ============    ==============    ============    ===============    ==========    ============

                                                                  "DOGS" OF WALL STREET PORTFOLIO
                                  -----------------------------------------------------------------------------------------------
                                                               CLASS A                                          CLASS B
                                  -----------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                         FOR THE YEAR                    JULY 9, 2001*
                                            YEAR ENDED                           ENDED                          THROUGH
                                         JANUARY 31, 2002                  JANUARY 31, 2001                 JANUARY 31, 2002
                                  ------------------------------    -------------------------------    --------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Shares sold.....................     6,586,461    $   60,067,966       3,954,136    $    32,702,065       337,605    $  3,055,096
Reinvested dividends............       263,710         2,352,295         406,615          3,135,000         1,985          17,705
Shares redeemed.................    (5,062,186)      (45,717,253)     (5,949,664)       (48,670,645)      (14,460)       (126,546)
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Net increase (decrease).........     1,787,985    $   16,703,008      (1,588,913)   $   (12,833,580)      325,130    $  2,946,255
                                  ============    ==============    ============    ===============    ==========    ============

                                                                     ALLIANCE GROWTH PORTFOLIO
                                  -----------------------------------------------------------------------------------------------
                                                               CLASS A                                          CLASS B
                                  -----------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                            YEAR ENDED                        YEAR ENDED                        THROUGH
                                         JANUARY 31, 2002                  JANUARY 31, 2001                 JANUARY 31, 2002
                                  ------------------------------    -------------------------------    --------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Shares sold.....................    24,208,817    $  534,816,778      35,052,017    $ 1,229,461,424     1,111,778    $ 22,316,093
Reinvested dividends............    10,691,375       201,532,428      13,571,692        406,065,000        24,540         462,572
Shares redeemed.................   (35,222,747)     (766,782,184)    (27,571,200)      (972,742,893)      (58,183)     (1,155,389)
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Net increase (decrease).........      (322,555)   $  (30,432,978)     21,052,509    $   662,783,531     1,078,135    $ 21,623,276
                                  ============    ==============    ============    ===============    ==========    ============

                                                                 GOLDMAN SACHS RESEARCH PORTFOLIO
                                  -----------------------------------------------------------------------------------------------
                                                               CLASS A                                          CLASS B
                                  -----------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                            YEAR ENDED                        YEAR ENDED                        THROUGH
                                         JANUARY 31, 2002                  JANUARY 31, 2001                 JANUARY 31, 2002
                                  ------------------------------    -------------------------------    --------------------------
                                     SHARES           AMOUNT           SHARES           AMOUNT           SHARES         AMOUNT
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Shares sold.....................     2,810,872    $   22,755,894       5,138,765    $    53,646,912       324,195    $  2,323,201
Reinvested dividends............            --                --          14,344            140,000            --              --
Shares redeemed.................    (2,651,772)      (20,102,732)     (1,131,635)       (11,944,778)      (22,158)       (158,601)
                                  ------------    --------------    ------------    ---------------    ----------    ------------
Net increase....................       159,100    $    2,653,162       4,021,474    $    41,842,134       302,037    $  2,164,600
                                  ============    ==============    ============    ===============    ==========    ============

---------------
*Inception of Class

                                                           ---------------------

                                                                  MFS GROWTH AND INCOME PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................     7,768,917    $    92,730,048       8,718,543    $   121,414,976      544,889    $ 5,986,105
Reinvested dividends.............     1,617,632         17,211,609         143,525          1,995,000        8,769         93,391
Shares redeemed..................    (6,259,625)       (72,479,576)     (7,280,340)      (101,148,992)     (28,219)      (304,477)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     3,126,924    $    37,462,081       1,581,728    $    22,260,984      525,439    $ 5,775,019
                                   ============    ===============    ============    ===============    =========    ===========

                                                                      PUTNAM GROWTH PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................     5,939,175    $   101,152,791       9,572,310    $   247,978,865      310,787    $ 4,747,128
Reinvested dividends.............     1,307,680         19,262,124       3,049,892         70,727,000        2,232         32,876
Shares redeemed..................    (9,720,004)      (160,395,942)     (7,075,890)      (181,311,699)     (46,916)      (703,264)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase (decrease)..........    (2,473,149)   $   (39,981,027)      5,546,312    $   137,394,166      266,103    $ 4,076,740
                                   ============    ===============    ============    ===============    =========    ===========

                                                                     BLUE CHIP GROWTH PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................     5,195,063    $    37,001,290       2,741,335    $    27,182,232      416,827    $ 2,831,010
Reinvested dividends.............         2,467             15,838           4,789             42,000           25            162
Shares redeemed..................    (2,565,278)       (17,992,649)       (947,489)        (9,723,505)     (20,386)      (136,309)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     2,632,252    $    19,024,479       1,798,635    $    17,500,727      396,466    $ 2,694,863
                                   ============    ===============    ============    ===============    =========    ===========

                                                                       REAL ESTATE PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................     6,033,461    $    62,005,021       7,312,562    $    69,817,796      167,442    $ 1,771,024
Reinvested dividends.............       262,986          2,687,712         255,123          2,490,000        1,398         14,302
Shares redeemed..................    (5,682,934)       (56,766,729)     (6,542,274)       (62,347,625)      (8,889)       (91,781)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................       613,513    $     7,926,004       1,025,411    $     9,960,171      159,951    $ 1,693,545
                                   ============    ===============    ============    ===============    =========    ===========

                                                     SMALL COMPANY VALUE PORTFOLIO
                                   ------------------------------------------------------------------
                                                                CLASS A
                                   ------------------------------------------------------------------
                                               FOR THE                            FOR THE
                                             YEAR ENDED                         YEAR ENDED
                                          JANUARY 31, 2002                   JANUARY 31, 2001
                                   -------------------------------    -------------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT
                                   ------------    ---------------    ------------    ---------------
Shares sold......................       237,523    $     2,548,313         130,656    $     1,489,327
Reinvested dividends.............        15,690            150,000          78,435            811,000
Shares redeemed..................      (113,064)        (1,202,614)       (283,771)        (3,350,015)
                                   ------------    ---------------    ------------    ---------------
Net increase (decrease)..........       140,149    $     1,495,699         (74,680)   $    (1,049,688)
                                   ============    ===============    ============    ===============

---------------
*Inception of Class

---------------------
    200

                                                                    MFS MID-CAP GROWTH PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................    30,593,792    $   405,080,813      21,687,584    $   407,143,426    1,132,294    $12,186,107
Reinvested dividends.............     5,199,887         52,466,862         280,921          5,065,000       54,875        553,138
Shares redeemed..................   (27,141,260)      (343,179,980)     (7,846,563)      (143,826,183)     (44,034)      (458,067)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     8,652,419    $   114,367,695      14,121,942    $   268,382,243    1,143,135    $12,281,178
                                   ============    ===============    ============    ===============    =========    ===========

                                                                    AGGRESSIVE GROWTH PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................    44,356,409    $   507,704,844      29,625,094    $   695,007,367      365,960    $ 3,491,625
Reinvested dividends.............     9,298,033         79,219,245       2,399,070         51,580,000       27,084        230,755
Shares redeemed..................   (48,466,750)      (559,608,629)    (23,853,149)      (532,490,475)     (64,275)      (560,976)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     5,187,692    $    27,315,460       8,171,015    $   214,096,892      328,769    $ 3,161,404
                                   ============    ===============    ============    ===============    =========    ===========

                                                                   GROWTH OPPORTUNITIES PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................     5,633,944    $    35,186,357       5,022,181    $    50,991,506      269,297    $ 1,559,970
Reinvested dividends.............           458              2,450          14,994            133,000            9             50
Shares redeemed..................    (3,084,542)       (19,808,877)     (1,808,669)       (17,265,620)     (18,908)      (110,551)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     2,549,860    $    15,379,930       3,228,506    $    33,858,886      250,398    $ 1,449,469
                                   ============    ===============    ============    ===============    =========    ===========

                                                                      MARSICO GROWTH PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................     2,026,345    $    17,606,010         531,505    $     5,331,452      470,789    $ 3,957,816
Reinvested dividends.............         3,294             26,750              --                 --          400          3,250
Shares redeemed..................      (875,542)        (7,343,469)           (494)            (5,413)     (13,870)      (119,518)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     1,154,097    $    10,289,291         531,011    $     5,326,039      457,319    $ 3,841,548
                                   ============    ===============    ============    ===============    =========    ===========

                                                             INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                   ----------------------------------------------------------------------------------------------
                                                                CLASS A                                          CLASS B
                                   ------------------------------------------------------------------    ------------------------
                                                                                                              FOR THE PERIOD
                                               FOR THE                            FOR THE                     JULY 9, 2001*
                                             YEAR ENDED                         YEAR ENDED                       THROUGH
                                          JANUARY 31, 2002                   JANUARY 31, 2001                JANUARY 31, 2002
                                   -------------------------------    -------------------------------    ------------------------
                                      SHARES           AMOUNT            SHARES           AMOUNT          SHARES        AMOUNT
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Shares sold......................   122,356,398    $ 1,243,647,836      33,029,962    $   419,188,515    1,383,445    $12,976,583
Reinvested dividends.............     1,548,801         14,156,046         504,112          6,130,000        8,074         73,954
Shares redeemed..................  (119,401,346)    (1,222,195,582)    (26,858,556)      (341,539,044)    (845,772)    (7,964,228)
                                   ------------    ---------------    ------------    ---------------    ---------    -----------
Net increase.....................     4,503,853    $    35,608,300       6,675,518    $    83,779,471      545,747    $ 5,086,309
                                   ============    ===============    ============    ===============    =========    ===========

---------------
*Inception of Class

                                                           ---------------------

                                                                    GLOBAL EQUITIES PORTFOLIO
                                 ------------------------------------------------------------------------------------------------
                                                              CLASS A                                           CLASS B
                                 ------------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                           YEAR ENDED                         YEAR ENDED                        THROUGH
                                        JANUARY 31, 2002                   JANUARY 31, 2001                 JANUARY 31, 2002
                                 -------------------------------    -------------------------------    --------------------------
                                    SHARES           AMOUNT            SHARES           AMOUNT           SHARES         AMOUNT
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Shares sold....................    91,931,344    $ 1,199,526,455      53,602,664    $ 1,083,126,840       755,378    $  8,656,116
Reinvested dividends...........     7,060,235         73,567,650       2,831,188         51,245,000        16,732         174,350
Shares redeemed................   (97,038,406)    (1,273,727,911)    (49,350,327)    (1,006,163,301)     (432,351)     (4,999,264)
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Net increase (decrease)........     1,953,173    $      (633,806)      7,083,525    $   128,208,539       339,759    $  3,831,202
                                 ============    ===============    ============    ===============    ==========    ============

                                                           INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                 ------------------------------------------------------------------------------------------------
                                                              CLASS A                                           CLASS B
                                 ------------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                           YEAR ENDED                         YEAR ENDED                        THROUGH
                                        JANUARY 31, 2002                   JANUARY 31, 2001                 JANUARY 31, 2002
                                 -------------------------------    -------------------------------    --------------------------
                                    SHARES           AMOUNT            SHARES           AMOUNT           SHARES         AMOUNT
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Shares sold....................   389,683,551    $ 3,429,911,870     276,795,052    $ 3,581,057,826     3,431,085    $ 25,685,603
Reinvested dividends...........     3,264,158         25,231,939       5,840,359         65,120,000         5,578          43,061
Shares redeemed................  (391,246,599)    (3,476,736,492)   (272,907,750)    (3,564,878,720)   (2,691,095)    (20,205,993)
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Net increase (decrease)........     1,701,110    $   (21,592,683)      9,727,661    $    81,299,106       745,568    $  5,522,671
                                 ============    ===============    ============    ===============    ==========    ============

                                                                    EMERGING MARKETS PORTFOLIO
                                 ------------------------------------------------------------------------------------------------
                                                              CLASS A                                           CLASS B
                                 ------------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                           YEAR ENDED                         YEAR ENDED                        THROUGH
                                        JANUARY 31, 2002                   JANUARY 31, 2001                 JANUARY 31, 2002
                                 -------------------------------    -------------------------------    --------------------------
                                    SHARES           AMOUNT            SHARES           AMOUNT           SHARES         AMOUNT
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Shares sold....................    11,255,080    $    74,556,321      14,035,157    $   136,576,272       109,459    $    705,541
Reinvested dividends...........       196,629          1,103,086         335,307          2,365,000           519           2,914
Shares redeemed................   (11,636,953)       (76,006,457)    (11,356,639)      (108,193,566)       (4,380)        (28,043)
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Net increase (decrease)........      (185,244)   $      (347,050)      3,013,825    $    30,747,706       105,598    $    680,412
                                 ============    ===============    ============    ===============    ==========    ============

                                                                       TECHNOLOGY PORTFOLIO
                                 ------------------------------------------------------------------------------------------------
                                                              CLASS A                                           CLASS B
                                 ------------------------------------------------------------------    --------------------------
                                                                                                             FOR THE PERIOD
                                             FOR THE                            FOR THE                      JULY 9, 2001*
                                           YEAR ENDED                         YEAR ENDED                        THROUGH
                                        JANUARY 31, 2002                   JANUARY 31, 2001                 JANUARY 31, 2002
                                 -------------------------------    -------------------------------    --------------------------
                                    SHARES           AMOUNT            SHARES           AMOUNT           SHARES         AMOUNT
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Shares sold....................    14,023,862    $    55,620,779       9,768,132    $    93,222,710       717,687    $  2,444,697
Reinvested dividends...........            --                 --              --                 --            --              --
Shares redeemed................   (10,155,712)       (39,750,080)     (1,900,263)       (16,749,186)      (42,037)       (149,576)
                                 ------------    ---------------    ------------    ---------------    ----------    ------------
Net increase...................     3,868,150    $    15,870,699       7,867,869    $    76,473,524       675,650    $  2,295,121
                                 ============    ===============    ============    ===============    ==========    ============

---------------
*Inception of Class

8. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                                             DONALDSON,
                                                                GOLDMAN     MORGAN STANLEY     LUFKIN
                                                              SACHS & CO.    & CO., INC.     & JENRETTE
                                                              -----------   --------------   ----------
Asset Allocation............................................    $   846          $ --          $   --
Growth-Income...............................................         --            --           2,500
Alliance Growth.............................................         --            --           3,925
Goldman Sachs Research......................................     39,895            --              --
Global Equities.............................................         --            --           6,050
Technology..................................................         --            80              --

---------------------
    202

As disclosed in the investment portfolios, certain portfolios own securities issued by AIG or an affiliate thereof. SAAMCo, the investment adviser, is a wholly-owned subsidiary of AIG. During the year ended January 31, 2002, the following Portfolios recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                            REALIZED
        FUND                       SECURITY                GAIN (LOSS)   INCOME
        ----                       --------                -----------   ------
Cash Management       American General Corp.               $       --    $ 5,472
Corporate Bond        Carrols Corp.                                --      9,073
                      Crown Castle International Corp.             --     32,492
Total Return          American General Corp.                       --      3,100
                      American International Group, Inc.       19,171         --
Equity Index          American General Corp.                      364      1,745
                      American International Group, Inc.       29,089      1,901
Davis Venture Value   American International Group, Inc.           --     11,544
                      TransAtlantic Holdings, Inc.          9,890,330     68,486
Small Company Value   Pentair, Inc.                            (9,515)       925
Global Equities       American International Group, Inc.           --      7,263

9. INVESTMENT CONCENTRATION: All of the Portfolios, except for the Cash Management Portfolio, may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the Cash Management Portfolio and are primary risks of the Global Bond, Worldwide High Income, International Growth and Income, Global Equities, International Diversified Equities, and Emerging Markets Portfolios. At January 31, 2002, the International Diversified Equities Portfolio had approximately 24% of its net assets invested in equity securities of Companies domiciled in the United Kingdom.

10. COMMITMENTS AND CONTINGENCIES: The Corporate Bond, High-Yield Bond, SunAmerica Balanced, Growth-Income, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Goldman Sachs Research, Blue Chip, Aggressive Growth, Growth Opportunities, International Growth and Income, Global Equities and International Diversified Equities Portfolios have established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the $25,000,000 committed line of credit which is included in other expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Portfolio's cash shortfall exceeds $100,000. During the year ended January 31, 2002, the following Portfolios had borrowings:

                                     DAYS       INTEREST   AVERAGE DEBT   WEIGHTED AVERAGE
                                  OUTSTANDING   CHARGES      UTILIZED         INTEREST
                                  -----------   --------   ------------   ----------------
Corporate Bond                          8       $   758    $ 1,305,092          2.61%
High-Yield Bond                        16         8,799      4,512,642          4.08
"Dogs" of Wall Street                  15           549        481,910          2.84
Alliance Growth                         1           332      5,166,961          2.31
Goldman Sachs Research                  7           141        228,303          3.01
International Growth and Income         8         5,560     10,940,198          2.27
Global Equities                       132        78,084      7,046,119          3.47
International Diversified Equity        5           617      1,920,731          2.31

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS*
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class A

      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741

                                                   Cash Management Portfolio Class B

      7/9/01@-
      1/31/02       11.34       0.12           0.03           0.15         (0.44)            --       11.05      1.34       22,093

                                                    Corporate Bond Portfolio Class A

      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912

                                                    Corporate Bond Portfolio Class B

      7/9/01@-
      1/31/02       11.37       0.43             --           0.43         (0.63)            --       11.17      3.84       10,530

                                                     Global Bond Portfolio Class A

      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556

                                                     Global Bond Portfolio Class B

      7/9/01@-
      1/31/02       11.41       0.21           0.04           0.25         (1.03)            --       10.63      2.17        2,873

      ----------  --------------------------------------
                   RATIO OF     RATIO OF NET
                  EXPENSES TO    INVESTMENT
                    AVERAGE      INCOME TO
        PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class A
      11/30/98      0.58%          4.97%           --%
      1/31/99#       0.62+         5.02+           --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52(2)        3.31(2)        --
                    Cash Management Portfolio Class B
      7/9/01@-
      1/31/02        0.68+(2)       1.75+(2)       --
                     Corporate Bond Portfolio Class A
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67(2)        7.41(2)        83
                     Corporate Bond Portfolio Class B
      7/9/01@-
      1/31/02        0.82+(2)       7.05+(2)       83
                      Global Bond Portfolio Class A
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81(2)        3.84(2)       193
                      Global Bond Portfolio Class B
      7/9/01@-
      1/31/02        0.97+(2)       3.46+(2)      193

---------------

     *  Calculated based upon average shares outstanding
    ** After fee waivers and expense reimbursements by the investment adviser
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2)  Gross of custody credits of less than 0.01%.

    See Notes to Financial Statements

---------------------
    204

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   High-Yield Bond Portfolio Class A

      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%   $284,580
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46      293,037
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09      310,032
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)     299,534
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)     255,845

                                                   High-Yield Bond Portfolio Class B

      7/9/01@-
      1/31/02        8.48       0.43          (0.80)         (0.37)        (1.11)            --        7.00     (3.92)       4,785

                                                Worldwide High Income Portfolio Class A

      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)     121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599

                                                Worldwide High Income Portfolio Class B

      7/9/01@-
      1/31/02        8.92       0.45          (0.55)         (0.10)        (1.17)            --        7.65     (0.25)       1,028

                                                 SunAmerica Balanced Portfolio Class A

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194

                                                 SunAmerica Balanced Portfolio Class B

      7/9/01@-
      1/31/02       15.65       0.13          (0.96)         (0.83)        (0.33)         (0.48)      14.01     (5.26)       6,094

      ----------  --------------------------------------
                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    High-Yield Bond Portfolio Class A
      11/30/98       0.69%          9.75%        128%
      1/31/99#       0.72+          9.71+          17
      1/31/00        0.67          10.00          105
      1/31/01        0.71(1)       10.98(1)       106
      1/31/02        0.71( 2)      12.18(2)       148
                    High-Yield Bond Portfolio Class B
      7/9/01@-
      1/31/02        0.88+(2)      11.22+(2)      148
                  Worldwide High Income Portfolio Class
                                     A
      11/30/98       1.09(1)        8.89(1)       158
      1/31/99#       1.12+(1)       9.56+(1)       12
      1/31/00        1.14(1)       10.66(1)       116
      1/31/01        1.10          10.84          158
      1/31/02        1.11(1)       10.97(1)       139
                  Worldwide High Income Portfolio Class
                                     B
      7/9/01@-
      1/31/02        1.27+(3)      10.53+(3)      139
                  SunAmerica Balanced Portfolio Class A
      11/30/98       0.78           2.10          111
      1/31/99#       0.75+(1)       1.72+(1)       26
      1/31/00        0.66           2.01          197
      1/31/01        0.64           1.87          333
      1/31/02        0.66(2)        2.00( 2)      322
                  SunAmerica Balanced Portfolio Class B
      7/9/01@-                      1.63+
      1/31/02        0.82+(2)           (2)       322

---------------

     *  Calculated based upon average shares outstanding
    ** After fee waivers and expense reimbursements by the investment adviser
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01%, and
        0.01% for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001 and January 31,
        2002.
   (2)  Gross of custody credits of less than 0.01%.
   (3)  Gross of custody credits of 0.01%.

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   MFS Total Return Portfolio Class A

      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96      13.54%   $131,440
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84       5.88     145,332
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88       0.29     208,919
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29      20.94     303,278
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39      (0.25)    469,605

                                                   MFS Total Return Portfolio Class B

      7/9/01@-
      1/31/02       16.17       0.20          (0.16)          0.04         (0.31)         (0.52)      15.38       0.39      20,010

                                                   Asset Allocation Portfolio Class A

      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81       2.85     713,045
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49     724,516
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51     699,063
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38     653,310
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)    556,081

                                                   Asset Allocation Portfolio Class B

      7/9/01@-
      1/31/02       13.70       0.23          (0.34)         (0.11)        (0.45)         (0.31)      12.83      (0.67)      2,233

                                                   Telecom Utility Portfolio Class A

      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98      68,049
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76      77,323
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01     120,159
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)    112,682
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)     84,766

                                                   Telecom Utility Portfolio Class B

      7/9/01@-
      1/31/02       11.97       0.32          (1.91)         (1.59)        (0.37)            --       10.01     (13.56)      1,421

      ----------  --------------------------------------
                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    MFS Total Return Portfolio Class A
      11/30/98       0.77%          2.43%        106%
      1/31/99#       0.81+          2.40+          86
      1/31/00        0.76(1)        3.17(1)       116
      1/31/01        0.74(1)        3.42(1)       111
      1/31/02        0.73(2)        2.93(2)       105
                    MFS Total Return Portfolio Class B
      7/9/01@-                      2.39+
      1/31/02        0.88+(2)           (2)       105
                    Asset Allocation Portfolio Class A
      11/30/98       0.64           3.15          156
      1/31/99#       0.66+          2.60+          30
      1/31/00        0.63           2.70          191
      1/31/01        0.64           2.75          172
      1/31/02        0.66(2)        3.05(2)       140
                    Asset Allocation Portfolio Class B
      7/9/01@-
      1/31/02        0.83+(2)       3.07+(2)      140
                    Telecom Utility Portfolio Class A
      11/30/98       1.01           3.04           72
      1/31/99#       0.93           3.02+          12
      1/31/00        0.84           3.31          121
      1/31/01        0.84(1)        2.81          104
      1/31/02        0.85(1)        6.09(1)       102
                    Telecom Utility Portfolio Class B
      7/9/01@-
      1/31/02        1.01+(1)       5.16+(1)      102

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2)  Gross of custody credits of less than 0.01%.

    See Notes to Financial Statements

---------------------
    206

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      -----------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Equity Income Portfolio Class A

      12/14/98-
      1/31/99     $10.00      $ 0.03        $ 0.54         $ 0.57        $(0.03)        $   --      $10.54      5.70%    $    5,287
      1/31/00      10.54        0.22         (0.08)          0.14         (0.18)         (0.25)      10.25      1.29          6,670
      1/31/01      10.25        0.21          1.27           1.48         (0.02)            --       11.71     14.44          8,315
      1/31/02      11.71        0.21         (0.85)         (0.64)        (0.19)            --       10.88     (5.44)         8,060

                                                     Equity Index Portfolio Class A

      12/14/98-
      1/31/99      10.00        0.01          1.17           1.18         (0.03)            --       11.15     11.81         11,168
      1/31/00      11.15        0.12          0.67           0.79         (0.06)            --       11.88      7.05         63,487
      1/31/01      11.88        0.08         (0.24)         (0.16)           --          (0.02)      11.70     (1.29)        63,786
      1/31/02      11.70        0.08         (2.02)         (1.94)        (0.08)         (0.09)       9.59    (16.57)        51,434

                                                     Growth-Income Portfolio Class A

      11/30/98     20.82        0.17          4.33           4.50         (0.13)         (0.96)      24.23     21.91      1,019,590
      1/31/99#     24.23        0.02          3.63           3.65            --             --       27.88     15.06      1,206,113
      1/31/00      27.88        0.16          4.75           4.91         (0.15)         (1.40)      31.24     18.37      1,828,340
      1/31/01      31.24        0.19         (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)     1,931,070
      1/31/02      29.05        0.15         (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)     1,450,218

                                                     Growth-Income Portfolio Class B

      7/9/01-@
      1/31/02      25.28        0.05         (2.15)         (2.10)        (0.18)         (1.26)      21.74     (8.11)        14,959

      ---------  --------------------------------------
                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                    Equity Income Portfolio Class A
      12/14/98-
      1/31/99       0.95%+(2)      1.87%+ (2)   14%
      1/31/00       0.95(2)        2.05(2)       34
      1/31/01       0.95(2)        1.94(2)       59
      1/31/02       0.95(1)(2)     1.89(1)(2)    30
                     Equity Index Portfolio Class A
      12/14/98-
      1/31/99       0.55+(2)       0.75+(2)      --
      1/31/00       0.55(2)        1.02(2)        1
      1/31/01       0.55(2)        0.64(2)        4
      1/31/02       0.55(1)(2)     0.80(1)(2)     5
                    Growth-Income Portfolio Class A
      11/30/98      0.60(2)        0.78(2)       53
      1/31/99#      0.60+(2)       0.55+(2)      16
      1/31/00       0.56(2)        0.56(2)       43
      1/31/01       0.57(2)        0.60(2)       52
      1/31/02       0.58(1)(2)     0.62(1)(2)    56
                    Growth-Income Portfolio Class B
      7/9/01-@
      1/31/02       0.74+(1)(2)     0.44+(1)(2)    56

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class
   (1)  Net of custody credits of less than 0.01%.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                           EXPENSES                           NET INVESTMENT INCOME (LOSS)
                                           -----------------------------------------    -----------------------------------------
                                           11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00    1/01    1/02(1)
                                           -----------------------------------------    -----------------------------------------
      Equity Income....................      --%    3.47%    1.56%   1.88%    1.91%       --%    (0.65)%  1.44%   1.01%    0.93%
      Equity Index.....................      --     1.80     0.85    0.55     0.59        --     (0.50)   0.72    0.64     0.76
      Growth-Income Class A............    0.60     0.60     0.56    0.57     0.58      0.78     0.55     0.56    0.60     0.62
      Growth-Income Class B+...........      --       --      --      --      0.74        --       --      --      --      0.44

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      -----------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                              Federated Value Portfolio Class A

      11/30/98     $13.90      $ 0.17        $ 2.35         $ 2.52        $(0.06)        $(0.30)     $16.06      18.22%
      1/31/99#      16.06        0.02          0.54           0.56            --             --       16.62       3.49
      1/31/00       16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87       0.17
      1/31/01       15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72      10.62
      1/31/02       16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84      (7.53)

                                              Federated Value Portfolio Class B

      7/9/01@-
      1/31/02       16.11        0.07         (0.75)         (0.68)        (0.20)         (0.39)      14.84      (4.07)

                                            Davis Venture Value Portfolio Class A

      11/30/98      21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10      11.36
      1/31/99#      23.10        0.03          1.25           1.28            --             --       24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)

                                            Davis Venture Value Portfolio Class B

      7/9/01@-
      1/31/02       26.21        0.05         (1.57)         (1.52)        (0.12)         (4.00)      20.57      (5.48)

                                           "Dogs" of Wall Street Portfolio Class A

      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)           --             --        9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)           --             --        9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)            --        9.38       6.34

                                           "Dogs" of Wall Street Portfolio Class B

      7/9/01@-
      1/31/02        9.15        0.09          0.34           0.43         (0.20)            --        9.38       4.79

      ----------  ---------------------------------------------------
                     NET                     RATIO OF NET
                    ASSETS      RATIO OF      INVESTMENT
                    END OF     EXPENSES TO    INCOME TO
        PERIOD      PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                           Federated Value Portfolio Class A
      11/30/98    $  145,900      0.83%          1.13%          51%
      1/31/99#       159,176     0.86+          0.75+            4
      1/31/00        208,488      0.77           1.17           34
      1/31/01        231,716      0.76           1.56           46
      1/31/02        270,692      0.76(1)        1.05(1)        33
                           Federated Value Portfolio Class B
      7/9/01@-
      1/31/02          6,864      0.91+(1)       0.92+(1)       33
                         Davis Venture Value Portfolio Class A
      11/30/98     1,725,411      0.75           0.89           25
      1/31/99#     1,840,354     0.77+          0.86+            5
      1/31/00      2,303,994      0.74           0.51           23
      1/31/01      2,808,045      0.75           0.47           26
      1/31/02      2,323,050      0.76(1)        0.49(1)        30
                         Davis Venture Value Portfolio Class B
      7/9/01@-
      1/31/02         33,826      0.92+(1)       0.43+(1)       30
                        "Dogs" of Wall Street Portfolio Class A
      4/1/98-
      11/30/98        65,283      0.85+(2)       2.04+(2)       --
      1/31/99#        78,062      0.85+(2)       0.93+(2)       58
      1/31/00         98,924      0.67(2)        2.11(2)        51
      1/31/01         92,070      0.72(2)        2.76(2)        55
      1/31/02        112,588      0.71(1)(2)     2.22(1)(2)     35
                        "Dogs" of Wall Street Portfolio Class B
      7/9/01@-
      1/31/02          3,049      0.86+(1)(3)     1.78+(1)(3)     35

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of less than 0.01%.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                          EXPENSES                               NET INVESTMENT INCOME
                                          -----------------------------------------    ------------------------------------------
                                          11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00    1/01     1/02(1)
                                          -----------------------------------------    ------------------------------------------
      "Dogs" of Wall Street Class A...    0.92%+   0.85%    0.67%   0.72%    0.71%     1.97%+   0.93%    2.11%    2.76%     2.22%
      "Dogs" of Wall Street Class
       B+.............................      --       --      --      --      0.86        --       --      --        --      1.78

    See Notes to Financial Statements

---------------------
    208

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      -----------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                    Alliance Growth Portfolio Class A

      11/30/98    $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%   $1,396,140
      1/31/99#     28.04          --          7.22           7.22            --             --       35.26      25.75     1,864,924
      1/31/00      35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09     2,875,413
      1/31/01      36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)    2,810,098
      1/31/02      28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)    1,928,115

                                                    Alliance Growth Portfolio Class B

      7/9/01@
      1/31/02      22.75       (0.01)        (1.12)         (1.13)           --          (2.22)      19.40      (4.67)       20,918

                                                Goldman Sachs Research Portfolio Class A

      7/3/00-
      1/31/01      10.00       (0.03)        (0.01)         (0.04)           --          (0.04)       9.92      (0.42)       39,903
      1/31/02       9.92       (0.04)        (3.09)         (3.13)           --             --        6.79     (31.55)       28,382

                                                Goldman Sachs Research Portfolio Class B

      7/9/01@
      1/31/02       8.11       (0.03)        (1.30)         (1.33)           --             --        6.78     (16.40)        2,049

                                                 MFS Growth and Income Portfolio Class A

      11/30/98     15.62        0.02          2.61           2.63         (0.12)         (2.76)      15.37      17.82       238,298
      1/31/99#     15.37        0.01          1.60           1.61            --             --       16.98      10.47       266,069
      1/31/00      16.98        0.10          0.11           0.21         (0.03)         (3.81)      13.35       1.77       337,222
      1/31/01      13.35        0.08          0.42           0.50         (0.08)            --       13.77       3.71       369,518
      1/31/02      13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)      10.79     (17.15)      323,404

                                                 MFS Growth and Income Portfolio Class B

      7/9/01@
      1/31/02      12.10        0.02         (0.71)         (0.69)        (0.07)         (0.54)      10.80      (5.67)        5,674

      ---------  ----------------------------------------
                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET      PORTFOLIO
        ENDED      ASSETS         ASSETS        TURNOVER
      ---------  ----------------------------------------
                    Alliance Growth Portfolio Class A
      11/30/98      0.58%          0.27%           90%
      1/31/99#      0.63+         (0.01)+           11
      1/31/00       0.63          (0.11)            77
      1/31/01       0.64          (0.10)           101
      1/31/02       0.65(3)        0.17(3)          86
                    Alliance Growth Portfolio Class B
      7/9/01@
      1/31/02       0.81+(3)      (0.10)+(3)        86
                 Goldman Sachs Research Portfolio Class A
      7/3/00-
      1/31/01       1.35+(1)(4)    (0.54)+(1)(4)    115
      1/31/02       1.35(2)(4)    (0.49)(2)(4)     144
                 Goldman Sachs Research Portfolio Class B
      7/9/01@                     (0.75)+(
      1/31/02       1.50+(2)(4)         2)(4)      144
                 MFS Growth and Income Portfolio Class A
      11/30/98      0.70           0.17            105
      1/31/99#      0.75+          0.38+            76
      1/31/00       0.75           0.66             64
      1/31/01       0.76           0.58             81
      1/31/02       0.78(3)        0.66(3)          82
                 MFS Growth and Income Portfolio Class B
      7/9/01@
      1/31/02       0.93+(3)       0.37+(3)         82

---------------

     *  Calculated based upon average shares outstanding
    ** After fee waivers and expense reimbursements by the investment adviser
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2)  Net of custody credits of less than 0.01%.
   (3)  Gross of custody credits of less than 0.01%.
   (4) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                         EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(3)    11/98    1/99+    1/00     1/01     1/02(3)
                                         -----------------------------------------    -------------------------------------------
      Goldman Sachs Research Class A...    --%      --%     --%    1.63%+   1.49%       --%      --%       --%   (0.82)%+  (0.63)%
      Goldman Sachs Research Class
       B+..............................    --       --      --      --      1.70        --       --        --       --     (0.94)

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ---------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                    Putnam Growth Portfolio Class A

      11/30/98    $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%   $398,863
      1/31/99#     20.21       (0.01)         3.33           3.32            --             --       23.53      16.43     494,813
      1/31/00      23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51     783,896
      1/31/01      26.48       (0.03)        (3.37)         (3.40)           --          (2.23)      20.85     (13.68)    732,943
      1/31/02      20.85        0.02         (5.39)         (5.37)           --          (0.59)      14.89     (25.71)    486,747

                                                    Putnam Growth Portfolio Class B

      7/9/01@-
      1/31/02      17.41          --         (1.94)         (1.94)           --          (0.59)      14.88     (11.09)      3,960

                                                  Blue Chip Growth Portfolio Class A

      7/5/00-
      1/31/01      10.00        0.06         (1.24)         (1.18)        (0.03)            --        8.79     (11.82)     15,801
      1/31/02       8.79        0.03         (2.20)         (2.17)           --             --        6.62     (24.64)     29,342

                                                  Blue Chip Growth Portfolio Class B

      7/9/01@-
      1/31/02       7.31          --         (0.69)         (0.69)           --             --        6.62      (9.41)      2,624

                                                     Real Estate Portfolio Class A

      11/30/98     11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)       9.88     (13.04)     59,102
      1/31/99#      9.88        0.09         (0.36)         (0.27)           --             --        9.61      (2.73)     58,504
      1/31/00       9.61        0.39         (1.14)         (0.75)        (0.33)            --        8.53      (8.03)     53,766
      1/31/01       8.53        0.39          1.84           2.23         (0.36)            --       10.40      26.40      76,224
      1/31/02
                   10.40        0.56          0.16           0.72         (0.32)            --       10.80       7.12      85,794

                                                     Real Estate Portfolio Class B

      7/9/01@-
      1/31/02      11.04        0.37         (0.30)          0.07         (0.32)            --       10.79       0.78       1,726

      ---------  ------------------------------------------
                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                      Putnam Growth Portfolio Class A
      11/30/98      0.86%            0.09%            75%
      1/31/99#      0.86+           (0.19)+           10
      1/31/00       0.80            (0.09)            76
      1/31/01       0.79            (0.10)            84
      1/31/02       0.82(2)          0.11( 2)         94
                      Putnam Growth Portfolio Class B
      7/9/01@-                      (0.05)+(
      1/31/02       0.99+(2)             2)           94
                     Blue Chip Growth Portfolio Class A
      7/5/00-                        1.06+
      1/31/01       0.85+(3)             (3)          81
      1/31/02       0.85(1)(3)       0.36(1)(3)      125
                     Blue Chip Growth Portfolio Class B
      7/9/01@-
      1/31/02       1.00+(1)(3)      (0.01)+(1)(3)    125
                       Real Estate Portfolio Class A
      11/30/98   0.95(3)             4.21(3)          26
      1/31/99#      1.01+(3)         5.63+(3)          6
      1/31/00    0.92(3)             4.24(3)          61
      1/31/01    0.96(3)             4.05(3)          28
      1/31/02       0.92(2)(
                        3)           5.32(2)(3)       62
                       Real Estate Portfolio Class B
      7/9/01@-      1.07+(2)(
      1/31/02           3)           6.30+(2)(3)      62

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class
   (1)  Net of custody credits of less than 0.01%.
   (2)  Gross of custody credits of less than 0.01%.
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                         EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00     1/01     1/02(1)
                                         -----------------------------------------    -------------------------------------------
      Blue Chip Growth Class A.........    --%      --%     --%    1.81%+   1.16%       --%      --%       --%    0.10%+    0.05%
      Blue Chip Growth Class B+........    --       --      --      --      1.25        --       --        --       --     (0.26)

    See Notes to Financial Statements

---------------------
    210

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ---------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                 Small Company Value Portfolio Class A

      12/14/98-
      1/31/99     $10.00      $   --        $ 0.05         $ 0.05        $(0.02)        $   --      $10.03       0.49%   $  5,024
      1/31/00      10.03       (0.04)         0.58           0.54            --          (0.05)      10.52       5.37       5,226
      1/31/01      10.52       (0.05)         2.23           2.18            --          (2.26)      10.44      20.98       4,409
      1/31/02      10.44       (0.04)         0.66           0.62            --          (0.29)      10.77       6.29       6,056

                                                 MFS Mid-Cap Growth Portfolio Class A

      4/01/99-
      1/31/00      10.00       (0.01)         5.84           5.83            --          (0.23)      15.60      58.26      81,636
      1/31/01      15.60       (0.04)         3.76           3.72            --          (0.33)      18.99      23.97     367,523
      1/31/02      18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00     (34.93)    280,024

                                                 MFS Mid-Cap Growth Portfolio Class B

      7/9/01@
      1/31/02      15.37       (0.04)        (2.96)         (3.00)           --          (2.38)       9.99     (19.67)     11,418

                                                  Aggressive Growth Portfolio Class A

      11/30/98     11.76        0.04          0.52           0.56            --             --       12.32       4.76     133,183
      1/31/99#     12.32          --          3.20           3.20            --             --       15.52      25.97     182,313
      1/31/00      15.52          --          8.59           8.59         (0.03)         (1.36)      22.72      60.62     450,073
      1/31/01      22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72     (14.88)    495,826
      1/31/02      17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84     (31.71)    293,084

                                                  Aggressive Growth Portfolio Class B

      7/9/01@
      1/31/02      14.39       (0.02)        (2.39)         (2.41)        (0.05)         (3.09)       8.84     (15.94)      2,905

      ---------  ------------------------------------------
                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                   Small Company Value Portfolio Class A
      12/14/98-
      1/31/99       1.40%+(6)        0.12%+(6)         6%
      1/31/00       1.40(6)         (0.40)(6)         65
      1/31/01       1.40(1)(6)      (0.41)(1)(6)      57
      1/31/02       1.40(1)(6)      (0.37)(1)(6)      54
                    MFS Mid-Cap Growth Portfolio Class A
      4/01/99-
      1/31/00       1.15+(2)(6)      (0.13)+(2)(6)    108
      1/31/01       0.82(3)(6)      (0.20)(3)(6)     146
      1/31/02       0.82(5)(6)      (0.25)(5)(6)      96
                    MFS Mid-Cap Growth Portfolio Class B
      7/9/01@
      1/31/02       0.98+(5)        (0.61)+(5)        96
                    Aggressive Growth Portfolio Class A
      11/30/98      0.83             0.32            268
      1/31/99#      0.82+            0.13+            29
      1/31/00       0.75             0.02            131
      1/31/01       0.70             0.23            263
      1/31/02       0.75(5)          0.21(5)         229
                    Aggressive Growth Portfolio Class B
      7/9/01@
      1/31/02       0.92+(5)        (0.32)+(5)       229

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (3)  Gross of custody credits of 0.01%
   (4)  Net of custody credits of less than 0.01%.
   (5)  Gross of custody credits of less than 0.01%.
   (6) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                       EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                       -----------------------------------------      -------------------------------------------
                                       11/98    1/99+    1/00    1/01     1/02        11/98    1/99+    1/00    1/01     1/02(3)
                                       -----------------------------------------      -------------------------------------------
                                                                                                                           (1.9
      Small Company Value............    --%    3.87%    2.25%   2.64%    2.95%(3)      --%    (2.35)%  (1.25)% (1.65)%  3)%(3)
      MFS Mid-Cap Growth Class A.....    --       --     1.19+   0.82    0.82(5)        --       --     (0.17)+ (0.20)   (0.25)(5)
      MFS Mid-Cap Growth Class B+....    --       --      --      --     0.95(5)        --       --        --      --    (0.61)(5)

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Growth Opportunities Portfolio Class A
      7/5/00-
      1/31/01      $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $ 8.93     (10.30)%  $ 28,836
      1/31/02        8.93       (0.02)        (3.06)         (3.08)           --             --        5.85     (34.48)     33,797
                                                 Growth Opportunities Portfolio Class B
      7/9/01@-
      1/13/02        6.32       (0.02)        (0.46)         (0.48)           --             --        5.84      (7.58)      1,463
                                                    Marsico Growth Portfolio Class A
      12/29/00-
      1/31/01       10.00        0.01          0.53           0.54            --             --       10.54       5.40       5,596
      1/31/02       10.54        0.01         (1.74)         (1.73)           --          (0.02)       8.79     (16.35)     14,810
                                                    Marsico Growth Portfolio Class B
      7/9/01@-
      1/31/02        8.90       (0.02)        (0.07)         (0.09)           --          (0.02)       8.79      (0.97)      4,019
                                           International Growth and Income Portfolio Class A
      11/30/98      10.41        0.13          0.86           0.99         (0.03)         (0.06)      11.31       9.58     128,344
      1/31/99#      11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56     142,497
      1/31/00       11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99     253,962
      1/31/01       12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95     342,114
      1/31/02       12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)    289,084
                                           International Growth and Income Portfolio Class B
      7/9/01@-
      1/31/02       10.48       (0.02)        (0.88)         (0.90)        (0.03)         (0.45)       9.10      (8.63)      4,964
                                                   Global Equities Portfolio Class A
      11/30/98      15.98        0.07          2.40           2.47         (0.19)         (1.36)      16.90      15.34     420,358
      1/31/99#      16.90          --          1.71           1.71            --             --       18.61      10.12     463,138
      1/31/00       18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67     632,495
      1/31/01       21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)    650,067
      1/31/02       17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)    409,626
                                                   Global Equities Portfolio Class B
      7/9/01@-
      1/31/02       13.81       (0.02)        (1.15)         (1.17)        (0.01)         (2.15)      10.48      (8.38)      3,562

      ----------  ----------------------------------------
                                 RATIO OF NET
                   RATIO OF       INVESTMENT
                  EXPENSES TO     INCOME TO
        PERIOD    AVERAGE NET    AVERAGE NET     PORTFOLIO
        ENDED       ASSETS          ASSETS       TURNOVER
      ----------  ----------------------------------------
                   Growth Opportunities Portfolio Class A
      7/5/00-
      1/31/01        1.00%+(5)       1.16%+(5)       86%
      1/31/02        1.00(3)(5)     (0.26)(3)(5)    339
                   Growth Opportunities Portfolio Class B
      7/9/01@-
      1/13/02        1.15+(3)(5)    (0.50)+(3)(5)    339
                      Marsico Growth Portfolio Class A
      12/29/00-
      1/31/01        1.00+(1)(5)     0.73+(1)(5)     10
      1/31/02        1.00(2)(5)      0.12(2)(5)     128
                      Marsico Growth Portfolio Class B
      7/9/01@-
      1/31/02        1.15+(2)(5)    (0.37)(2)(5)    128
                      International Growth and Income
                              Portfolio Class A
      11/30/98       1.46(5)         1.12(5)         51
      1/31/99#       1.46+(5)       (0.10)+(5)       10
      1/31/00        1.21(5)         1.16(5)         75
      1/31/01        1.18(5)         0.95(5)         80
      1/31/02        1.20(3)(5)      0.84(3)(5)     148
                      International Growth and Income
                              Portfolio Class B
      7/9/01@-
      1/31/02        1.37+(3)(5)    (0.45)+(3)(5)    148
                     Global Equities Portfolio Class A
      11/30/98       0.88            0.46            92
      1/31/99#       0.86+          (0.04)+          12
      1/31/00        0.84            0.30            94
      1/31/01        0.84           (0.15)           93
      1/31/02        0.87(4)         0.14(4)         75
                     Global Equities Portfolio Class B
      7/9/01@-
      1/31/02        1.05+(4)       (0.33)+(4)       75

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.00% and 1.15% for Class A and Class B, respectively, which are net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3)  Net of custody credits of less than 0.01%.
   (4)  Gross of custody credits of less than 0.01%.
   (5) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                            EXPENSES
                                             --------------------------------------
                                             11/98    1/99+    1/00    1/01    1/02
                                             --------------------------------------
      Growth Opportunities Class A.........    --%      --%     --%    1.26%+  1.19%(4)
      Growth Opportunities Class B+........    --       --      --      --     1.31(4)
      Marsico Growth Class A...............    --       --      --     4.73+   1.86(2)
      Marsico Growth Class B+..............    --       --      --      --     1.73(2)
      International Growth and Income Class
       A...................................  1.46     1.46     1.21    1.18    1.20(4)
      International Growth and Income Class
       B+..................................    --       --      --      --     1.34(4)

                                             NET INVESTMENT INCOME (LOSS)
                                       ----------------------------------------
                                       11/98    1/99+    1/00    1/01     1/02
                                       ----------------------------------------
      Growth Opportunities Class A...    --%      --%     --%     0.90%+  (0.44)%(4)
      Growth Opportunities Class B+..    --       --      --        --    (0.66)(4)
      Marsico Growth Class A.........    --       --      --     (3.00)+  (0.73)(6)
      Marsico Growth Class B+........    --       --      --        --    (0.96)(6)
      International Growth and Income
       A.............................  1.12     (0.10)   1.16    (0.95)    0.84(4)
      International Growth and Income
       B+............................    --       --      --        --    (0.45)(4)

     (6)  Gross of custody credits of 0.01%

    See Notes to Financial Statements

---------------------
    212

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                          International Diversified Equities Portfolio Class A

      11/30/98     $11.33      $0.15         $ 1.93         $ 2.08        $(0.40)        $(0.15)     $12.86      18.33%   $354,174
      1/31/99#      12.86      (0.01)          0.22           0.21            --             --       13.07       1.63     373,785
      1/31/00       13.07       0.13           1.91           2.04         (0.21)         (0.08)      14.82      15.85     464,988
      1/31/01       14.82       0.11          (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)    442,009
      1/31/02       10.76       0.07          (2.94)         (2.87)           --          (0.65)       7.24     (27.07)    309,703

                                          International Diversified Equities Portfolio Class B

      7/9/01(@)-
      1/31/02        8.97      (0.02)         (1.08)         (1.10)           --          (0.65)       7.22     (12.87)      5,381

                                                   Emerging Markets Portfolio Class A

      11/30/98       8.03       0.04          (1.78)         (1.74)        (0.07)            --        6.22     (21.86)     31,685
      1/31/99#       6.22       0.01             --           0.01         (0.01)            --        6.22       0.20      32,708
      1/31/00        6.22      (0.03)          4.81           4.78            --             --       11.00      76.86     102,740
      1/31/01       11.00      (0.02)         (2.95)         (2.97)        (0.06)         (0.16)       7.81     (26.87)     96,507
      1/31/02        7.81       0.03          (0.95)         (0.92)        (0.02)         (0.08)       6.79     (11.49)     82,624

                                                   Emerging Markets Portfolio Class B

      7/9/01@-
      4/31/02        6.62      (0.02)          0.29           0.27         (0.02)         (0.08)       6.79       4.38         717

                                                      Technology Portfolio Class A

      7/3/00-
      1/31/01       10.00      (0.04)         (2.80)         (2.84)           --             --        7.16     (28.40)     56,323
      1/31/02        7.16      (0.05)         (3.69)         (3.74)                                    3.42     (52.23)     40,156

                                                      Technology Portfolio Class B

      7/9/01@-
      1/31/02        4.04      (0.03)         (0.59)         (0.62)           --             --        3.42     (15.35)      2,312

      ----------  --------------------------------------------------------
                                          RATIO OF NET
                    RATIO OF               INVESTMENT
                   EXPENSES TO          INCOME (LOSS) TO
        PERIOD     AVERAGE NET            AVERAGE NET            PORTFOLIO
        ENDED        ASSETS                  ASSETS              TURNOVER
      ----------  --------------------------------------------------------
                    International Diversified Equities Portfolio Class A
      11/30/98      1.26%                    1.18%                   40%
      1/31/99#      1.26+                   (0.43)+                   7
      1/31/00       1.22                     0.95                    65
      1/31/01       1.21                     0.89                    72
      1/31/02       1.23(2)                  0.84(2)                 29
                    International Diversified Equities Portfolio Class B
      7/9/01(@)-
      1/31/02       1.42+(2)                (0.58)+(2)               29
                             Emerging Markets Portfolio Class A
      11/30/98      1.90(3)                  0.61(3)                 96
      1/31/99#      1.90+(3)                 0.60+(3)                22
      1/31/00       1.90(1)(3)              (0.41)(1)(3)            145
      1/31/01       1.57(3)                 (0.22)(3)               125
      1/31/02       1.53( 2)(3)              0.51(2)(3)             113
                             Emerging Markets Portfolio Class B
      7/9/01@-
      4/31/02       1.70+(2)(3)             (0.56)+(2)(3)           113
                                Technology Portfolio Class A
      7/3/00-
      1/31/01       1.49+(3)                (0.93)+(3)               98
      1/31/02       1.45(2)(3)              (1.23)(2)               109
                                Technology Portfolio Class B
      7/9/01@-
      1/31/02       1.60+(2)(3)             (1.46)+(2)              109

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (2)  Gross of custody credits of less than 0.01%.
   (3) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                         EXPENSES                                NET INVESTMENT INCOME
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(2)    11/98    1/99+    1/00     1/01     1/02(2)
                                         -----------------------------------------    -------------------------------------------
       Emerging Markets Class A......    2.01%    2.29%    1.91%   1.57%     1.53%    0.50%    0.21%    (0.42)%  (0.22)%    0.51%
       Emerging Markets Class B+.....      --       --      --      --       1.70       --       --        --       --     (0.56)

    See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF SUNAMERICA SERIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cash Management Portfolio, Corporate Bond Portfolio, Global Bond Portfolio, High-Yield Bond Portfolio, Worldwide High-Income Portfolio, SunAmerica Balanced Portfolio, MFS Total Return Portfolio, Asset Allocation Portfolio, Telecom Utility Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth-Income Portfolio, Federated Value Portfolio, Davis Venture Value Portfolio, "Dogs" of Wall Street Portfolio, Alliance Growth Portfolio, Goldman Sachs Research Portfolio, MFS Growth and Income Portfolio, Putnam Growth Portfolio, Blue Chip Growth Portfolio, Real Estate Portfolio, Small Company Value Portfolio, MFS Mid-Cap Growth Portfolio, Aggressive Growth Portfolio, Growth Opportunities Portfolio, Marsico Growth Portfolio, International Growth and Income Portfolio, Global Equities Portfolio, International Diversified Equities Portfolio, Emerging Markets Portfolio and Technology Portfolio (constituting the thirty-one portfolios of the SunAmerica Series Trust, hereafter referred to as the "Fund") at January 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
March 25, 2002

---------------------
    214

---------------------

SUNAMERICA SERIES TRUST
TRUSTEE INFORMATION (UNAUDITED)

    The following table contains information regarding the Trustees that oversee operations of the Portfolios and other investment companies within the Fund complex.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
         NAME,                                                                                   COMPLEX
      ADDRESS AND        POSITION HELD        LENGTH OF           PRINCIPAL OCCUPATION(S)       OVERSEEN
    DATE OF BIRTH*        WITH TRUST         TIME SERVED            DURING PAST 5 YEARS        BY TRUSTEE
    --------------       -------------       -----------       ------------------------------  ----------
INDEPENDENT TRUSTEE
Carl D. Covitz              Trustee       One year             Owner and President, Landmark       57
DOB: March 31, 1939                                            Capital, Inc. (since 1973)
Monica C. Lozano            Trustee       Three years          President and Chief Operating       57
DOB: July 21, 1956                                             Officer (since 2000) La
                                                               Opinion (newspaper publishing
                                                               concern) and Associate
                                                               Publisher (1991-1999) and
                                                               Executive Editor (1995-1999)
                                                               thereof
Gilbert T. Ray              Trustee       One year             Retired Partner, O'Melveny &        57
DOB: September 18, 1944                                        Myers LLP (since 2000); and
                                                               Attorney (1972-2000) thereof
Allan L. Sher               Trustee       Four years           Retired Brokerage Executive         57
DOB: October 19, 1931                                          (since 1992)
Bruce G. Willison           Trustee       One year             Dean, Anderson School at UCLA       57
DOB: October 16, 1948                                          (since 1999)
INTERESTED TRUSTEE
Jana W. Greer              Trustee,       One year             President, SunAmerica               57
DOB: December 30, 1951   Chairman and                          Retirement Markets, Inc.
                           President                           (since 1996), and Executive
                                                               Vice President thereof
                                                               (1994-1996); Senior Vice
                                                               President and Director,
                                                               SunAmerica, Inc. (since 1991)


         NAME,
      ADDRESS AND           OTHER DIRECTORSHIPS HELD
    DATE OF BIRTH*                 BY TRUSTEE
    --------------       ------------------------------
INDEPENDENT TRUSTEE
Carl D. Covitz           Director, Kayne Anderson
DOB: March 31, 1939      Mutual Funds (since 1995);
                         Director, Century Housing
                         Corporation (since 1995).
Monica C. Lozano         Trustee, University of
DOB: July 21, 1956       Southern California (since
                         1991); Director, California
                         Healthcare Foundation (since
                         1998); Director, The Walt
                         Disney Company (since 2000);
                         Director, Union Bank of
                         California (since 2001).
Gilbert T. Ray           Director Marriott Services
DOB: September 18, 1944  Corporation (since 1995);
                         Director, Automobile Club of
                         Southern California (since
                         1998); Director and chairman
                         of the Board, Sierra
                         Monolithics, Inc. (since
                         1999); Director, Watts, Wyatt
                         & Company (since 2000);
                         Director, Ashland University
                         (1996-2000).
Allan L. Sher            Director, Board of Governors,
DOB: October 19, 1931    American Stock Exchange
                         (1991-1994).
Bruce G. Willison        Director, Nordstrom, Inc.
DOB: October 16, 1948    (since 1998); Director, H&CB
                         (Housing and Commercial Bank),
                         Seoul, Korea (since 1999);
                         President and chief Operating
                         Officer, H.F. Ahmanson and Co.
                         (parent company of Home
                         Savings of America)
                         (1996-1999).
INTERESTED TRUSTEE
Jana W. Greer            Director, National Association
DOB: December 30, 1951   for Variable Annuities (since
                         1999).

---------------
* The business address for each Trustee is 1 SunAmerica Center, Los Angeles, CA 90067-6022.

  Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 445-SUN2.

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
SHAREHOLDERS TAX INFORMATION (unaudited)

  Certain tax information regarding the SunAmerica Series Trust is required to be provided to the shareholders based upon each Fund's income and distributions for the year ended January 31, 2002.

  During the year ended January 31, 2002 the Portfolios paid the following dividends per share along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

                                                                  NET         NET SHORT-       NET LONG-     QUALIFYING % FOR THE
                                                     TOTAL     INVESTMENT    TERM CAPITAL    TERM CAPITAL       70% DIVIDENDS
                                                   DIVIDENDS     INCOME         GAINS*           GAINS        RECEIVED DEDUCTION
                                                   ---------   ----------   --------------   -------------   --------------------
Cash Management Portfolio Class A................    $0.45       $0.45          $  --            $  --                 --%
Cash Management Portfolio Class B................     0.44        0.44             --               --                  --
Corporate Bond Portfolio Class A.................     0.63        0.63             --               --                3.40
Corporate Bond Portfolio Class B.................     0.63        0.63             --               --                3.40
Global Bond Portfolio Class A....................     1.03        1.03             --               --                  --
Global Bond Portfolio Class B....................     1.03        1.03             --               --                  --
High-Yield Bond Portfolio Class A................     1.11        1.11             --               --                2.92
High-Yield Bond Portfolio Class B................     1.11        1.11             --               --                2.92
Worldwide High Income Portfolio Class A..........     1.17        1.17             --               --                  --
Worldwide High Income Portfolio Class B..........     1.17        1.17             --               --                  --
SunAmerica Balanced Portfolio Class A............     0.81        0.33             --             0.48               20.11
SunAmerica Balanced Portfolio Class B............     0.81        0.33             --             0.48               20.11
MFS Total Return Portfolio Class A...............     0.84        0.32           0.15             0.37               18.64
MFS Total Return Portfolio Class B...............     0.83        0.31           0.15             0.37               18.64
Asset Allocation Portfolio Class A...............     0.77        0.46           0.23             0.08               13.68
Asset Allocation Portfolio Class B...............     0.76        0.45           0.23             0.08               13.68
Telecom Utility Portfolio Class A................     0.38        0.38             --               --               99.35
Telecom Utility Portfolio Class B................     0.37        0.37             --               --               99.35
Equity Income Portfolio Class A..................     0.19        0.19             --               --               86.89
Equity Index Portfolio Class A...................     0.17        0.08             --             0.09              100.00
Growth-Income Portfolio Class A..................     1.45        0.19           0.08             1.18               76.09
Growth-Income Portfolio Class B..................     1.44        0.18           0.08             1.18               76.09
Federated Value Portfolio Class A................     0.60        0.21           0.07             0.32               73.80
Federated Value Portfolio Class B................     0.59        0.20           0.07             0.32               73.80
Davis Venture Value Portfolio Class A............     4.13        0.13           0.40             3.60               43.77
Davis Venture Value Portfolio Class B............     4.12        0.12           0.40             3.60               43.77
"Dogs" of Wall Street Portfolio Class A..........     0.20        0.20             --               --              100.00
"Dogs" of Wall Street Portfolio Class B..........     0.20        0.20             --               --              100.00
Alliance Growth Portfolio Class A................     2.22          --             --             2.22                  --
Alliance Growth Portfolio Class B................     2.22          --             --             2.22                  --
Goldman Sachs Research Portfolio Class A.........       --          --             --               --                  --
Goldman Sachs Research Portfolio Class B.........       --          --             --               --                  --
MFS Growth and Income Portfolio Class A..........     0.61        0.07             --             0.54               99.96
MFS Growth and Income Portfolio Class B..........     0.61        0.07             --             0.54               99.96
Putman Growth Portfolio Class A..................     0.59          --             --             0.59                  --
Putman Growth Portfolio Class B..................     0.59          --             --             0.59                  --
Blue Chip Growth Portfolio Class A...............       --          --             --               --               49.74
Blue Chip Growth Portfolio Class B...............       --          --             --               --               49.74
Real Estate Portfolio Class A....................     0.32        0.32             --              --+               20.74
Real Estate Portfolio Class B....................     0.32        0.32             --              --+               20.74
Small Company Value Portfolio Class A............     0.29          --           0.04             0.25               11.80
MFS Mid-Cap Growth Portfolio Class A.............     2.38          --           2.35             0.03                  --
MFS Mid-Cap Growth Portfolio Class B.............     2.38          --           2.35             0.03                  --
Aggressive Growth Portfolio Class A..............     3.14        0.05           1.25             1.84                1.50
Aggressive Growth Portfolio Class B..............     3.14        0.05           1.25             1.84                1.50
Growth Opportunities Portfolio Class A...........       --          --             --              --+                7.68
Growth Opportunities Portfolio Class B...........       --          --             --              --+                7.68

---------------------
    216

                                                                  NET         NET SHORT-       NET LONG-     QUALIFYING % FOR THE
                                                     TOTAL     INVESTMENT    TERM CAPITAL    TERM CAPITAL       70% DIVIDENDS
                                                   DIVIDENDS     INCOME         GAINS*           GAINS        RECEIVED DEDUCTION
                                                   ---------   ----------   --------------   -------------   --------------------
Marisco Growth Portfolio Class A.................    $0.02       $  --          $0.02            $  --                6.26%
Marisco Growth Portfolio Class B.................     0.02          --           0.02               --                6.26
International Growth and Income Portfolio Class
  A..............................................     0.48        0.03           0.15             0.30                  --
International Growth and Income Portfolio Class
  B..............................................     0.48        0.03           0.15             0.30                  --
Global Equities Portfolio Class A................     2.16        0.01           0.08             2.07              100.00
Global Equities Portfolio Class B................     2.16        0.01           0.08             2.07              100.00
International Diversified Equities Portfolio
  Class A........................................     0.65          --           0.17             0.48                  --
International Diversified Equities Portfolio
  Class B........................................     0.65          --           0.17             0.48                  --
Emerging Markets Portfolio Class A...............     0.10        0.02             --             0.08                  --
Emerging Markets Portfolio Class B...............     0.10        0.02             --             0.08                  --
Technology Portfolio Class A.....................       --          --             --               --                  --
Technology Portfolio Class B.....................       --          --             --               --                  --

---------------
* Short-term capital gains are treated as ordinary income dividends for tax purposes.

+ Total dividend paid was less than $0.01 per share.

  The International Growth and Income, International Diversified Equities and Emerging Markets Portfolios make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended January 31, 2002 were $788,274, $692,752 and $184,090, respectively. The gross foreign source income for information reporting is $5,945,850, $5,857,730, and $1,328,446, respectively.

                                                           ---------------------

---------------------

    COMPARISONS: PORTFOLIOS VS. INDEXES

              The following graphs compare the performance of a $10,000 investment in the presented SunAmerica Series Trust Portfolios (with the exception of Cash Management) to a $10,000 investment in a relevant securities index benchmark since the portfolio inception. Please note that variable annuity minimum premiums vary by contract and may be higher or lower than the results depicted by the chart. Following each graph is a discussion of portfolio performance and factors affecting performance over the prior year ended January 31, 2002.

              THE FOLLOWING GRAPHS AND TABLES SHOW THE PERFORMANCE OF THE PORTFOLIOS AT THE SUNAMERICA SERIES TRUST LEVEL AND INCLUDE ALL TRUST EXPENSES NO INSURANCE COMPANY EXPENSES ASSOCIATED WITH THE VARIABLE ANNUITY AND NO CONTINGENT DEFERRED SALES CHARGE. IT IS ASSUMED THAT ALL DIVIDENDS ARE REINVESTED. NO EXPENSES ARE DEDUCTED FROM THE PERFORMANCE OF THE INDEXES.

              BANC OF AMERICA CAPITAL MANAGEMENT

              Cash Management Portfolio -- Class A

              For the 12-month period ending January 31, 2002, the SunAmerica Cash Management Portfolio -- Class A returned 3.48%, ranking the portfolio 440th out of 514 similar portfolios according to Lipper Analytical Service. Economic weakness and aggressive easing by the Federal Reserve took short and intermediate Treasury yields below 5%. Over this period, yields on three-month Treasury bills and two-year Treasury notes fell 323 and 141 basis points, respectively. Yields on the 30-year Treasury fell just seven basis points, reflecting investor expectations of a possible economic turnaround in 2002. The overall supply of commercial paper declined in January, as corporations took advantage of lower interest rates by issuing more intermediate- and long-term debt. As a result, yields on commercial paper and other short-term instruments also declined significantly during this period.

              With signs that the U.S. economy has started to bottom, we believe the Federal Reserve will not need to lower interest rates in this business cycle, and that the next move will likely be an increase in rates by mid 2002. Thus, we anticipate a target federal funds rate of 3.0% by year-end 2002. Going forward, we will maintain the portfolio's weighted average maturity in the 30-60 day range to try and take advantage of the anticipated rise in short-term interest rates.

                     Past performance is no guarantee of future results.

---------------------
    218

              FEDERATED INVESTORS

              Corporate Bond Portfolio -- Class A

[Corporate Bond Portfolio]

                                                                                 LEHMAN BROTHERS             LEHMAN BROTHERS
                                                CORPORATE BOND PORTFOLIO       AGGREGATE INDEX(1)        CORPORATE BOND INDEX(2)
                                                ------------------------       ------------------        -----------------------
7/1/93                                                  10000.00                    10000.00                    10000.00
11/30/93                                                10190.00                    10209.00                    10272.00
11/30/94                                                 9843.00                     9896.00                     9845.00
11/30/95                                                11517.00                    11643.00                    11937.00
11/30/96                                                12266.00                    12347.00                    12708.00
11/30/97                                                13402.00                    13287.00                    13670.00
11/30/98                                                14276.00                    14541.00                    14956.00
1/31/99                                                 14481.00                    14689.00                    15148.00
1/31/00                                                 14083.00                    14419.00                    14654.00
1/31/01                                                 15225.00                    16413.00                    16500.00
1/31/02                                                 16027.00                    17646.00                    17844.00


----------------------------------------------------
 CORPORATE BOND PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
----------------------------------------------------
   1-year                                   5.27%
   5-year                                   5.57%
   Since Inception (7/1/93)                 5.65%
----------------------------------------------------

(1)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(2)The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment-grade, dollar-denominated, SEC-registered corporate debt.

              The Corporate Bond Portfolio -- Class A posted a total return of 5.27% (after fees) for the 12-month period ended January 31, 2002, versus a return of 5.63% for the Lipper BBB-Rated Average Debt category. By comparison, the Lehman Brothers Aggregate Index returned 7.55% (this index has no expenses) over the same period.

              The Corporate Bond Portfolio benefited from declining interest rates, and a 75-80% allocation to investment-grade securities. Portfolio performance, however, was held down by a 20-25% position in high-yield bonds. The high-yield allocation reduced overall portfolio performance by approximately 3.4% in total return. Thus, the investment-grade portion of the portfolio was able to offset some of the slippage on the non-investment grade side. We actively manage the allocation to high-yield bonds within certain parameters, and in late 2001 we increased the exposure to this sector up to 25% of the portfolio from approximately 20%. We expect to maintain an over-weighted position in this sector as it appears to offer tremendous value with yields of 10% to 11%. Effective duration on the portfolio was neutral for most of the past 12 months at roughly 5.50 years.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

              Global Bond Portfolio -- Class A

[Global Bond Portfolio]

                                                                                                  J.P. MORGAN GLOBAL GOV'T BOND
                                                                   GLOBAL BOND PORTFOLIO                     INDEX(1)
                                                                   ---------------------          -----------------------------
7/1/93                                                                   10000.00                            10000.00
11/30/93                                                                 10300.00                            10424.10
11/30/94                                                                  9972.65                            10143.00
11/30/95                                                                 11597.50                            11865.80
11/30/96                                                                 12878.50                            13066.10
11/30/97                                                                 13963.70                            14270.40
11/30/98                                                                 15604.20                            16098.20
1/31/99                                                                  15842.80                            16261.70
1/31/00                                                                  15547.50                            16218.90
1/31/01                                                                  17156.30                            18148.80
1/31/02                                                                  17848.00                            19118.70


----------------------------------------------------
 GLOBAL BOND PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
----------------------------------------------------
   1-year                                   4.03%
   5-year                                   6.65%
   Since Inception (7/1/93)                 6.98%
----------------------------------------------------

(1)The J.P. Morgan Global Government Bond Index tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

              The Global Bond Portfolio -- Class A returned 4.03% for the 12-month period ended January 31, 2002, underperforming its benchmark, the JP Morgan Global Government Bond Index, which returned 5.34%. The portfolio outperformed the Lipper VA Global Income Index return of 1.27% during the same period. At the end of the reporting period, the portfolio had an effective duration of
              5.07 years, a gross current yield of 4.27% and an average maturity of 7.99 years.

              As the reporting period began, the global outlook for bonds was positive and we positioned the portfolio accordingly, with an overweight duration relative to the benchmark. As the period progressed, we took profits on our long duration positions and moved to take advantage of potential yield curve flattening in the U.S., Europe, United Kingdom and Japan, because we believed the chances of a global recession were falling. Throughout the summer, we maintained expectations of an economic recovery and held our short duration and curve flattening position. However, the terrorist attacks in the U.S. on September 11, 2001, led us to adopt a more bearish global economic outlook, and we reduced much of the active risk in the portfolio. Nonetheless, the aforementioned positions contributed significantly to negative performance over the period.

              Towards the end of the year, we expressed our bullish view on bonds in the Eurozone. In addition, we initiated a long duration position in the U.S., as U.S. Treasuries sold off heavily. We believe there will be substantial short-term value in this sector of the market. Early in 2002, however, we closed our long duration position in the U.S., as well as our overweight position in Europe, reflecting our neutral outlook for the future.

                     Past performance is no guarantee of future results.

---------------------
    220

              SUNAMERICA ASSET MANAGEMENT CORP.

              High-Yield Bond Portfolio -- Class A

[High-Yield Bond Portfolio]

                                                                                                 MERRILL LYNCH HIGH-YIELD MASTER
                                                                 HIGH-YIELD BOND PORTFOLIO                   INDEX(1)
                                                                 -------------------------       -------------------------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  11120.00                           11275.00
11/30/94                                                                  10647.00                           11335.00
11/30/95                                                                  11993.00                           13283.00
11/30/96                                                                  13775.00                           14875.00
11/30/97                                                                  15776.00                           16753.00
11/30/98                                                                  15577.00                           17526.00
1/31/99                                                                   15804.00                           17705.00
1/31/00                                                                   16607.00                           17719.00
1/31/01                                                                   16037.00                           18154.00
1/31/02                                                                   14395.00                           18297.00


---------------------------------------------------
 HIGH-YIELD BOND PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -10.11%
   5-year                                  0.44%
   Since Inception (2/9/93)                4.16%
---------------------------------------------------

(1)The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

              The High-Yield Bond Portfolio -- Class A returned -10.11% for the 12-month reporting period ended January 31, 2002, compared to the benchmark Merrill Lynch High-Yield Master Index return of -1.2%.

              In a difficult year for the high-yield market in general, the portfolio's underperformance was due to severe distress in several holdings, most notably Nextel and NTL Communications. At present, the major concern in the market has shifted from telecommunications to electric utilities, as slower growth and falling prices have constrained their capital structures.

              We have taken steps over the last two quarters of 2001 to upgrade the quality of the portfolio, and we have seen this pay off in improved performance. While 2002 has started out slowly, we believe that a strengthening economy will help the high-yield market work through its current difficulties, with commensurate rewards for patient investors.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              MORGAN STANLEY ASSET MANAGEMENT

              Worldwide High Income Portfolio -- Class A

[Worldwide High Income Portfolio]

                                           WORLDWIDE HIGH       FIRST BOSTON HIGH        JP MORGAN EMBI
                                          INCOME PORTFOLIO        YIELD INDEX(2)            PLUS(3)            BLENDED INDEX(1)
                                          ----------------      -----------------        --------------        ----------------
10/28/94                                       10000                  10000                  10000                  10000
11/30/95                                       11534                  11578                  11059                  11356
11/30/96                                       14645                  12929                  16304                  14603
11/30/97                                       16721                  14712                  18026                  16418
11/30/98                                       14423                  14967                  16380                  15968
1/31/99                                        14157                  15073                  15378                  15531
1/31/00                                        16878                  15361                  19721                  17793
1/31/01                                        17497                  15495                  24459                  19926
1/31/02                                        16053                  15612                  23564                  19663


----------------------------------------------------
 WORLDWIDE HIGH INCOME PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
----------------------------------------------------
   1-year                                  -8.61%
   5-year                                   1.09%
   Since Inception (10/28/94)               6.68%
----------------------------------------------------

(1)The Blended Index combines 50% of the First Boston High-Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

(2)The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3)The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines, and Venezuela.

              The 12-month period ended January 31, 2002 was an extremely volatile one for the global high-yield markets. The Worldwide High Income Portfolio -- Class A returned -8.61%, compared to the Blended Index return of -1.32% and the First Boston High Yield Index return of 0.75% for the reporting period.

              In the U.S. high-yield market, the portfolio's overweight position in the telecommunications sector detracted from performance, as the sector experienced a higher level of defaults and lower growth than expected. In addition, poor security selection in the Transportation sectors also hurt results. On the positive side, overweight positions in Healthcare and Housing benefited portfolio returns.

              In emerging markets debt, our large underweight position to Argentina aided results. This country defaulted on its debt payments later in 2001, causing this country's bond prices to fall significantly. Our overweight position to Russia also proved to be a positive factor for the portfolio. Russian companies are benefiting from a more stable political environment and relatively high oil prices.

              We feel that an economic recovery in 2002 will lead to lower defaults and better returns in the global high-yield markets. The U.S. high-yield market, in particular, is trading at attractive levels, and seems poised for better times if the economic environment improves.
                     Past performance is no guarantee of future results.

---------------------
    222

              SUNAMERICA ASSET MANAGEMENT CORP.

              SunAmerica Balanced Portfolio - Class A

[SunAmerica Balanced Portfolio]

                                             SUNAMERICA                                                        LEHMAN BROTHERS
                                         BALANCED PORTFOLIO     S&P 500 INDEX (2)      BLENDED INDEX (1)     AGGREGATE INDEX (3)
                                         ------------------     -----------------      -----------------     -------------------
6/3/1996                                      10000.00               10000.00               10000.00               10000.00
11/30/1996                                    11130.00               11439.20               11075.50               10730.10
11/30/1997                                    13521.10               14700.70               13145.00               11543.20
11/30/1998                                    16200.00               18179.70               15415.60               12633.20
1/31/1999                                     17891.60               20030.30               16337.20               12761.10
1/31/2000                                     20173.90               22104.00               17254.20               12524.50
1/31/2001                                     18988.30               21905.00               18126.40               14256.10
1/31/2002                                     15977.60               18368.30               17025.90               15332.20


---------------------------------------------------
 SUNAMERICA BALANCED PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -15.86%
   5-year                                 -3.70%
   Since Inception                         6.63%
---------------------------------------------------

(1)The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

              The SunAmerica Balanced Portfolio -- Class A suffered from the malaise that plagued the economy and the markets during the reporting period that ended January 31, 2002. The portfolio returned -15.86%, compared to the blended benchmark return of -6.07% and the S&P 500 Index return of -16.17% for the same period.

              We believe the portfolio's struggle during the past year stemmed from two factors. First, in anticipation of an economic recovery that we believed would arrive at some point during 2001, we allocated 60% of our assets to stock, 35% to fixed income and 5% to cash early in the year. Our peer group's allocation was more heavily weighted towards fixed income, with approximately 45% in bonds and 55% in stocks. Due to the weaker than expected performance of the equity market, and the unforeseeable events of September 11, 2001, the economic recovery was delayed, and our heavier allocation in stocks hurt the portfolio's overall performance. We were also more heavily allocated towards growth than value stocks during the period, and last year value stocks outperformed growth stocks during the past reporting period.

              During 2001, we observed the impact of market dynamics on the portfolio, and we sought to improve performance by increasing our allocation to bonds. Additionally, we purchased stocks with lower inherent volatility characteristics (betas). Throughout the reporting period, we continued to buy stocks we thought were reasonably valued, and that we believed to have the potential to increase in value over the long term.

              Finally, we are encouraged by the portfolio's performance (+6.99%) during the fourth quarter of 2001. We believe we have positioned the portfolio to outperform in an environment of economic revitalization that we contend is forthcoming.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              MFS INVESTMENT MANAGEMENT

              MFS Total Return Portfolio -- Class A

[MFS Total Return Portfolio]

                                                    MFS TOTAL RETURN                                         LEHMAN BROTHERS
                                                        PORTFOLIO               BLENDED INDEX(1)           AGGREGATE INDEX(2)
                                                    ----------------            ----------------           ------------------
10/28/94                                                10000.00                    10000.00                    10000.00
11/30/95                                                12539.00                    12406.00                    11739.00
11/30/96                                                14262.00                    14590.00                    12449.00
11/30/97                                                16191.00                    17316.00                    13393.00
11/30/98                                                18384.00                    20307.00                    14657.00
1/31/99                                                 19465.00                    21521.00                    14806.00
1/31/00                                                 19522.00                    22729.00                    14531.00
1/31/01                                                 23609.00                    23878.00                    16540.00
1/31/02                                                 23550.00                    22429.00                    17789.00

---------------------------------------------------
       MFS TOTAL RETURN PORTFOLIO -- CLASS A
    AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                 -0.25%
   5-year                                 10.05%
   Since Inception (10/28/94)             12.52%
---------------------------------------------------

(1)The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market 70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              For the 12 months ended January 31, 2002, the MFS Total Return Portfolio Class A posted a total return of -0.25%, compared to a return of -16.17% and 7.55%, for the portfolio benchmarks, the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Index, respectively.

              Although we did not make dramatic changes to our stock-picking approach during the reporting period, we did take advantage of share price declines at the end of the third quarter of 2001. We added investments in the technology sector and other cyclical areas whose fundamental outlook we think will improve with any signs of an economic turnaround. These additions included companies in industries, such as paper and chemicals. In our view, stocks within these industries were selling at very attractive valuations and offered appealing dividend yields.

              The portfolio's bond holdings boosted performance significantly in 2001, as investors turned away from stocks and toward bonds for more stability and safety. The same rationale drove the strong performance of most defensive stocks offering strong balance sheets and reliable cash flows (PepsiCo, Abbott Laboratories, and Gillette). On the down side, our holdings in electric utilities stocks were disappointing. We have historically seen these stocks as a safe haven, but electric utilities suffered from the instability created by deregulation in the industry during the reporting period. Our holdings in electric stocks, such as Exelon and FPL Group, stumbled as a result.

                     Past performance is no guarantee of future results.

---------------------
    224

              WM ADVISORS, INC.
              (prior to July 2001, Goldman Sachs Asset Management served as the subadvisor)

              Asset Allocation Portfolio - Class A

[Asset Allocation Portfolio]

                                          ASSET ALLOCATION                              LEHMAN BROTHERS
                                             PORTFOLIO          BLENDED INDEX (1)     AGGREGATE INDEX (2)     S&P 500 INDEX (3)
                                          ----------------      -----------------     -------------------     -----------------
7/1/1993                                      10000.00               10000.00              10000.00                10000.00
11/30/1993                                    10360.00               10307.70              10211.00                10370.90
11/30/1994                                    10391.40               10251.00               9898.27                10479.40
11/30/1995                                    13103.10               13220.10              11645.00                14354.60
11/30/1996                                    15759.10               15705.20              12349.70                18355.30
11/30/1997                                    19221.20               18842.80              13285.50                23588.90
11/30/1998                                    19769.40               22324.80              14540.00                29171.30
1/31/1999                                     20063.10               23768.50              14687.20                32140.80
1/31/2000                                     21168.80               25082.50              14414.80                35468.30
1/31/2001                                     22307.50               26353.00              16407.80                35148.80
1/31/2002                                     20888.50               24550.50              17646.40                29473.90


---------------------------------------------------
 ASSET ALLOCATION PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                 -6.36%
   5-year                                  5.00%
   Since Inception (7/1/93)                8.96%
---------------------------------------------------

(1)The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

(2)The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/ Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(3)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Asset Allocation Portfolio -- Class A returned -6.36% for the period ended January 31, 2002. During this period, the portfolio outperformed the S&P 500 Index return of -16.17%. The Portfolio is diversified among multiple asset classes and the combination of these different investment categories helps in our ability to manage risk over a long-term investment horizon. The benefits of a diversified portfolio have been increasingly evident during this period of economic recession and bear market for equity securities. Given our risk-averse stance, and the Portfolio's investment in a diversified mix of both stock and bond investments, we were able to limit losses relative to many equity-based investments.

              Due to the uncertainty in the financial markets throughout the reporting period, we reduced the portfolio's risk levels by increasing fixed-income assets, and favoring more defensive, value-based equities. This significantly benefited the relative performance of the portfolio, as the stock prices of growth-based equities continued to drop. We maintained a broad mix of small-, mid-, and large-company holdings, and benefited most from our switch to industry sectors that are less economically sensitive, such as health care and select consumer stocks. We also took advantage of falling interest rates by adding to fixed-income positions (corporate bonds) throughout much of the period. That said, we are looking for an appropriate point to take some profits in bonds, and move back into select equity positions. Overall, we maintain our positive long-term outlook on the financial markets and are cautiously optimistic about the potential of an economic and market rebound in 2002.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              FEDERATED INVESTORS

              Telecom Utility Portfolio -- Class A

[Utility Portfolio]

                                                    UTILITY PORTFOLIO           S&P 500 INDEX(1)            BLENDED INDEX(2)
                                                    -----------------           ----------------            ----------------
6/3/96                                                    10000                       10000                       10000
11/30/96                                                  10750                       11439                       10601
11/30/97                                                  13035                       14701                       14003
11/30/98                                                  15118                       18180                       18501
1/31/99                                                   15233                       20030                       21150
1/31/00                                                   15996                       22104                       22567
1/31/01                                                   14354                       21905                       20498
1/31/02                                                   11992                       18368                       14760


---------------------------------------------------
 TELECOM UTILITY PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -16.46%
   5-year                                  1.50%
   Since Inception (6/3/96)                3.26%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(2)The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Telecommunication Service Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

              The Telecom Utility Portfolio -- Class A returned -16.46% versus the Blended benchmark's -28.12% return for the 12-month period ended January 31, 2002. The portfolio had an equally favorable performance versus its Lipper Variable Annuity Utility competitors' return of -26.65%. Compared to the benchmark and our competitors, the portfolio generally held substantially more positions in "traditional" telecommunication and utility stocks. These stocks' strong balance sheets and cash flows enabled them to better absorb the poor economic and market environments in a year that saw the S&P Utility and S&P Telecommunication Services sectors under-perform the general market with returns of -29.58% and -30.65%, respectively.

              Similar to last year, we continue to advocate a defensive posture. However, valuation levels within the growth utilities and telecommunication stocks now looks appealing and further research is being conducted. The portfolio will continue to maintain its balanced approach between the utility and telecommunication sectors. We believe both sectors are appealing due to their low valuations and low expectations.

                     Past performance is no guarantee of future results.

---------------------
    226

              U.S BANCORP PIPER JAFFRAY ASSET MANAGEMENT

              Equity Income Portfolio -- Class A

[Equity Income Portfolio]

                                                                  EQUITY INCOME PORTFOLIO               S&P 500 INDEX (1)
                                                                  -----------------------               -----------------
12/14/1998                                                                10000.00                           10000.00
1/31/1999                                                                 10570.00                           10938.90
4/30/1999                                                                 11342.00                           11450.00
7/31/1999                                                                 11042.00                           11432.40
10/31/1999                                                                11049.00                           11763.80
1/31/2000                                                                 10707.00                           12071.40
4/30/2000                                                                 10748.00                           12610.30
7/31/2000                                                                 10863.00                           12458.30
10/31/2000                                                                11938.00                           12480.50
1/31/2001                                                                 12252.00                           11962.70
4/30/2001                                                                 12043.00                           10974.50
7/31/2001                                                                 12012.00                           10673.10
10/31/2001                                                                11063.00                            9372.42
1/31/2002                                                                 11585.00                           10031.30


---------------------------------------------------
 EQUITY INCOME PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                 -5.44%
   Since Inception (12/14/98)              4.81%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              For the 12-month period ended January 31, 2002, the Equity Income Portfolio -- Class A returned -5.44%, versus the benchmark S&P 500 Index return of -16.17%. In our opinion, portfolio performance held up relatively well during 2001, despite an environment of increasing investor nervousness about corporate earnings. The portfolio maintained a defensive posture throughout the year, as dividend-paying stocks regained investor favor.

              Positive contributors to portfolio performance were holdings in the consumer staple sector (Anheuser-Busch, Pepsi, Kimberly Clark, Sara Lee and Avon Products). The portfolio's Real Estate Investment Trust (REIT) holdings also aided results
              (Archstone-Smith, Manufactured Home Communities, Kimco, Simon Property Group and Healthcare Realty Trust).

              The technology sector was one of the weakest performing sectors for the reporting period, and the portfolio benefited from its low exposure to technology companies. Although the sector performed poorly, the portfolio's holdings (Electronic Data Systems and Hewlett Packard) did relatively well. Weak performance came from financial sector holdings, including Citigroup, Bank of New York, Mellon, JP Morgan Chase, and American Express. Telecommunications services holdings also hurt fund performance, including disappointing results from Verizon, SBC Communications, Sprint and Qwest.

              Looking ahead, the portfolio will continue to emphasize dividend-paying stocks and market sectors in its investments, and hold an underweight position in technology. The portfolio's sector focus will primarily be in energy, financials and utilities.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT

              Equity Index Portfolio -- Class A

[Equity Index Portfolio]

                                                                   EQUITY INDEX PORTFOLIO               S&P 500 INDEX (1)
                                                                   ----------------------               -----------------
12/14/1998                                                                10000.00                           10000.00
1/31/1999                                                                 11181.00                           11210.00
4/30/1999                                                                 11673.00                           11734.00
7/31/1999                                                                 11392.00                           11715.00
10/31/1999                                                                11694.00                           12055.00
1/31/2000                                                                 11970.00                           12370.00
4/30/2000                                                                 12474.00                           12923.00
7/31/2000                                                                 12312.00                           12767.00
10/31/2000                                                                12320.00                           12790.00
1/31/2001                                                                 11816.00                           12259.00
4/30/2001                                                                 10826.00                           11246.00
7/31/2001                                                                 10513.00                           10937.00
10/31/2001                                                                 9221.00                            9605.00
1/31/2002                                                                  9858.00                           10280.00


---------------------------------------------------
 EQUITY INDEX PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -16.57%
   Since Inception (12/14/98)             -0.46%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in small companies.

              The Equity Index Portfolio -- Class A posted a return of -16.57%, compared to the S&P 500 Index return of -16.17% for the 12-month period ended January 31, 2002. The management team attempts to replicate the index, and adjusts the portfolio to reflect changes in the index. Typically, this means weekly changes in individual names' weights due to new share issuance -- at the same time as the S&P 500 makes changes to the index.

              Large companies continue to dominate the index and the portfolio's holdings. As of January 31, 2002, the top ten of the 500 companies in the index totaled about one-fourth of the portfolio's assets, and over half of the assets are in forty companies. The top ten companies are General Electric, Microsoft, Wal Mart, Exxon/Mobil, Pfizer, Citigroup, Intel, AIG, IBM and Johnson & Johnson.

              Despite this large-company emphasis, we believe the portfolio is representative of the entire U.S. stock market because it covers a large fraction of U.S. equity investments. Portfolio performance is expected to be within 2% of broader measures (before fees), and sector weights are similar. The S&P 500 Index takes slightly overweight positions in the consumer and energy sectors, and takes slightly underweight positions in REIT's. But these differences are typically only about 1% of the values.

                     Past performance is no guarantee of future results.

---------------------
    228

              ALLIANCE CAPITAL MANAGEMENT L.P.

              Growth-Income Portfolio -- Class A

[Growth-Income Portfolio]

                                                                  GROWTH-INCOME PORTFOLIO                S&P 500 INDEX(1)
                                                                  -----------------------                ----------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10610.00                           10609.00
11/30/94                                                                  10377.00                           10720.00
11/30/95                                                                  13894.00                           14685.00
11/30/96                                                                  17703.00                           18777.00
11/30/97                                                                  23032.00                           24131.00
11/30/98                                                                  28310.00                           29842.00
1/31/99                                                                   32308.00                           32880.00
1/31/00                                                                   38244.00                           36284.00
1/31/01                                                                   37622.00                           35957.00
1/31/02                                                                   30112.00                           30152.00


--------------------------------------------------
 GROWTH-INCOME PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
--------------------------------------------------
   1-year                               -19.96%
   5-year                                10.06%
   Since Inception (2/9/93)              13.07%
--------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The -19.96% return of the Growth-Income Portfolio -- Class A under-performed the S&P 500 Index return of -16.17% over the 12-month reporting period ended January 31, 2002. The portfolio under-performed due to poor stock selection in both the technology sector (Sanmina, Solectron, Flextronics) and the health care sector (Schering Plough, Watson Pharmaceuticals, Pharmacia). In addition, companies such as AOL Time Warner, Viacom, and AES also detracted from portfolio performance. On the positive-side, Tenet Healthcare, Health Management Associates, Bank of America, Microsoft, and Texas Instruments were standout performers during the reporting period.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              FEDERATED INVESTORS

              Federated Value Portfolio -- Class A

[Federated Value Portfolio]

                                                                 FEDERATED VALUE PORTFOLIO              S&P 500 INDEX (1)
                                                                 -------------------------              -----------------
6/3/96                                                                     10000                              10000
11/30/96                                                                   11080                              11439
11/30/97                                                                   13933                              14701
11/30/98                                                                   16472                              18180
1/31/99                                                                    17046                              20031
1/31/00                                                                    17075                              22104
1/31/01                                                                    18888                              21905
1/31/02                                                                    17477                              18368


---------------------------------------------------
 FEDERATED VALUE PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                 -7.53%
   5-year                                  9.10%
   Since Inception (6/3/96)               10.35%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Federated Value Portfolio -- Class A returned -7.47% for the 12-month period ended January 31, 2002, outperforming the S&P 500 Index, which returned -16.17%. Aiding relative performance versus the S&P 500 was an underweight position in information technology, and an overweight position in the financials sector. The portfolio also benefited from an overweight position and favorable security selection in several sectors: industrials -- H&R Block (+117%), First Data ( +36%), Cendant (+36%), consumer staples -- UST (+45%), Philip Morris (+19%), Anheuser-Busch (+11%) and utilities -- Entergy (+20%), Cinergy (+14%). Negative contributors to performance included unfavorable security selection in Health Care -- Pharmacia (-27%), HealthSouth (-22%), Bristol-Myers (-21%) and underweight positions in materials and telecommunication services.

              The disconnect between deteriorating corporate fundamentals and optimism regarding future profitability leads us to approach 2002 with caution. Our caution stems from valuations within the equity markets, which still trends above historical averages for some sectors. Our strategy for 2002 will be to add undervalued, leading companies to the portfolio, and to eliminate companies we feel are overvalued or have weakening fundamentals.

                     Past performance is no guarantee of future results.

---------------------
    230

              DAVIS ADVISORS, L.P.

              Davis Venture Value Portfolio -- Class A

[Davis Venture Value Portfolio]

                                                                  VENTURE VALUE PORTFOLIO                S&P 500 INDEX(1)
                                                                  -----------------------                ----------------
10/28/94                                                                  10000.00                           10000.00
11/30/95                                                                  13514.00                           13199.00
11/30/96                                                                  17221.00                           16878.00
11/30/97                                                                  22311.00                           21690.00
11/30/98                                                                  24857.00                           26823.00
1/31/99                                                                   26234.00                           29554.00
1/31/00                                                                   29755.00                           32613.00
1/31/01                                                                   33540.00                           32319.00
1/31/02                                                                   28317.00                           27101.00


---------------------------------------------------
 DAVIS VENTURE VALUE PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -15.57%
   5-year                                  9.40%
   Since Inception (10/28/94)             15.42%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              During the 12-month period ended January 31, 2002, the Davis Venture Value Portfolio -- Class A returned -15.57%, slightly outperforming the S&P 500 Index return of -16.17%.

              Although performance for the period was negative, some of the portfolio's holdings performed well. These tended to be shares of companies whose strong financial positions allow them to better weather difficult economic periods or companies whose shares were poised to recover from declines in the previous year. These companies included Transatlantic Holdings, Philip Morris, Progressive, and Sealed Air. The many positive contributors could not, however, offset the declines in other positions at various times throughout the period. The securities that detracted from overall performance represented a diversity of industries including telecommunications, consumer finance, and pharmaceuticals. Specifically, Tellabs, Lucent, Providian Financial, American Express, Merck, and Tyco International were the largest contributors to our underperformance of the peer group. Two of these positions, Providian Financial and Lucent, were significantly sold down during the year while other positions, such as American Express, were added to at points in time where we believe the stock market had unfairly discounted the quality and future earnings of these businesses. We also added to and trimmed positions in the healthcare sector as valuation and fundamentals dictated. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short-term.

              Our investment discipline remains the same throughout a full market cycle, regardless of the volatility conditions in the stock market. We select high quality, well-managed companies with strong growth prospects for the portfolio. We will buy these stocks when the market presents us with value prices. Once we build a position, we will hold for the long-term. We will not change our investment discipline in reaction to market volatility, momentum, or investor "fads." We confidently believe this method is successful in building wealth over the long-term.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              SUNAMERICA ASSET MANAGEMENT CORP.

              "Dogs" of Wall Street Portfolio -- Class A

[Corporate Bond Portfolio]

                                                               DOGS OF WALL STREET PORTFOLIO             S&P 500 INDEX(1)
                                                               -----------------------------             ----------------
4/1/1998                                                                  10000.00                           10000.00
5/31/1998                                                                  9740.00                            9927.00
11/30/1998                                                                 9810.00                           10671.00
1/31/1999                                                                  9600.00                           11757.00
7/31/1999                                                                 10320.00                           12287.00
1/31/2000                                                                  8638.00                           12974.00
7/31/2000                                                                  8102.00                           13390.00
1/31/2001                                                                  9679.00                           12857.00
7/31/2001                                                                 10184.00                           11471.00
1/31/2002                                                                 10293.00                           10781.00


---------------------------------------------------
 "DOGS" OF WALL STREET PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                  6.34%
   Since Inception (4/1/98)                0.76%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              In a year when most equity indices posted negative returns, the "Dogs" of Wall Street Portfolio -- Class A delivered a positive return of 6.34% for the 12-month period ended January 31, 2002, outperforming the -16.17% return of the S&P 500 Index.

              The portfolio's largest weightings were in the consumer staples, consumer discretionary and materials sectors. Top holdings at year-end included Pitney Bowes, Inc., Philip Morris Companies, Inc. and Textron, Inc. We believe the portfolio's impressive performance over the past annual period offers strong evidence that the fund has the potential to serve as a powerful diversification tool in a well-balanced portfolio.
                     Past performance is no guarantee of future results.

---------------------
    232

              ALLIANCE CAPITAL MANAGEMENT L.P.

              Alliance Growth Portfolio -- Class A

[Alliance Growth Portfolio]

                                                                 ALLIANCE GROWTH PORTFOLIO         RUSSELL 1000 GROWTH INDEX(1)
                                                                 -------------------------         ----------------------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10920.00                           10262.00
11/30/94                                                                  10818.00                           10536.00
11/30/95                                                                  16109.00                           14611.00
11/30/96                                                                  20628.00                           18453.00
11/30/97                                                                  26362.00                           23347.00
11/30/98                                                                  35844.00                           30038.00
1/31/99                                                                   45058.00                           34669.00
1/31/00                                                                   51407.00                           41560.00
1/31/01                                                                   46177.00                           36163.00
1/31/02                                                                   35532.00                           26442.00


---------------------------------------------------
 ALLIANCE GROWTH PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -23.05%
   5-year                                 10.22%
   Since Inception (2/9/93)               15.17%
---------------------------------------------------

(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

              The Alliance Growth Portfolio -- Class A returned -23.05% for the 12-month period ended January 31, 2002, outperforming the Russell 1000 Growth Index, which returned -26.88%.

              The portfolio's overweight position in the financial sector, and underweight position in the technology sector were the largest sources of positive performance during the reporting period. Companies such as UnitedHealth Group, Intel, Harley Davidson, and First Data were strong contributors to the portfolio's results, while Tyco, Cisco Systems, EMC, and AOL Time Warner detracted from overall performance.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              GOLDMAN SACHS ASSET MANAGEMENT

              Goldman Sachs Research Portfolio -- Class A

[Goldman Sachs Research Portfolio - Class A]

                                                                   GOLDMAN SACHS RESEARCH
                                                                     PORTFOLIO CLASS A                  S&P 500 INDEX (1)
                                                                   ----------------------               -----------------
7/5/2000                                                                  10000.00                           10000.00
7/31/2000                                                                 10200.00                           10200.00
8/31/2000                                                                 11270.00                           10834.00
9/30/2000                                                                 10850.00                           10262.00
10/31/2000                                                                10720.00                           10218.00
11/30/2000                                                                 9210.00                            9413.00
12/31/2000                                                                 9797.00                            9459.00
1/31/2001                                                                  9958.00                            9794.00
2/28/2001                                                                  9024.00                            8901.00
3/31/2001                                                                  8342.00                            8337.00
4/30/2001                                                                  8964.00                            8985.00
5/31/2001                                                                  8763.00                            9045.00
6/30/2001                                                                  8412.00                            8825.00
7/31/2001                                                                  8141.00                            8738.00
8/31/2001                                                                  7438.00                            8191.00
9/30/2001                                                                  6465.00                            7530.00
10/31/2001                                                                 6615.00                            7674.00
11/30/2001                                                                 7398.00                            8262.00
12/31/2001                                                                 7328.00                            8335.00
1/31/2002                                                                  6816.00                            8213.00


---------------------------------------------------
 GOLDMAN SACHS RESEARCH PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/02
---------------------------------------------------
   1-year                                -31.55%
   Since Inception (7/5/00)              -21.60%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Goldman Sachs Research Portfolio -- Class A returned -31.55% (at net asset value) for the 12-month period ended January 31, 2002, under-performing the S&P 500 Index, which returned -16.17%. The portfolio outperformed the Lipper VA Large Cap Growth Index, which returned -27.69% for the same period.

              As these returns indicate, it was a challenging period for the portfolio and the stock market in general. The portfolio holdings under-performed those in the S&P 500 Index in ten out of 13 sectors, particularly in the telecommunications, utilities, and technology sectors. Stock selection also detracted significantly from relative returns within the healthcare, energy and consumer services sectors. Positive returns from portfolio holdings in consumer non-cyclicals, consumer cyclicals and basic materials, did little to boost relative performance.

              The portfolio maintained a growth bias in 2001 and was positioned for an economic recovery that year. However, the terrorist attacks of September 11 wreaked havoc on the markets, and made an already difficult investing environment even worse. We believe, however, that the worst is over, and expect the economy to recover from the difficulties of the past reporting period.
                     Past performance is no guarantee of future results.

---------------------
    234

              MFS INVESTMENT MANAGEMENT

              MFS Growth and Income Portfolio -- Class A

[MFS GROWTH AND INCOME PORTFOLIO]

                                                                   MFS GROWTH AND INCOME
                                                                         PORTFOLIO                       S&P 500 INDEX(1)
                                                                   ---------------------                 ----------------
2/9/93                                                                    10000.00                           10000.00
11/30/93                                                                  10780.00                           10609.00
11/30/94                                                                  10065.00                           10720.00
11/30/95                                                                  13378.00                           14685.00
11/30/96                                                                  15839.00                           18777.00
11/30/97                                                                  18973.00                           24131.00
11/30/98                                                                  22353.00                           29842.00
1/31/99                                                                   24694.00                           32880.00
1/31/00                                                                   25133.00                           36284.00
1/31/01                                                                   26065.00                           35957.00
1/31/02                                                                   21595.00                           30152.00


---------------------------------------------------
 MFS GROWTH AND INCOME PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -17.15%
   5-year                                  5.84%
   Since Inception (2/9/93)                8.96%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              For the 12-month period ended January 31, 2002, the MFS Growth and Income Portfolio -- Class A provided a total return of -17.15%. This return, which includes the reinvestment of dividends and capital gains distributions, but excludes the effects of any sales charges, compares to a return of -16.17% for the S&P 500 Index over the same period.

              The portfolio's large positions in retail stocks, such as CVS and Safeway, and health care stocks, such as Bristol-Myers Squibb and Pharmacia, negated much of the gains from the underweight position in technology. Another negative during the period was our exposure to the Utilities sector. Utility stocks were among the worst performing groups in 2001, as investors became increasingly skeptical about the prospects for companies that depend on deregulated electricity markets and complicated energy trading activities.

              On a more positive note, the portfolio's consistent underweight position in technology stocks helped performance. Additionally, the portfolio benefited from strong stock selection in the financial services sector. Specifically, the portfolio was able to avoid credit-sensitive companies in favor of companies with steady earnings such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Other companies within this sector were American International Group, Bank of America, State Street Bank, and Wells Fargo.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              PUTNAM INVESTMENT MANAGEMENT, INC.

              Putnam Growth Portfolio -- Class A

[PUTNAM GROWTH PORTFOLIO]

                                                                               RUSSELL 1000 GROWTH
                                                 PUTMAN GROWTH PORTFOLIO            INDEX(1)                S&P 500 INDEX(2)
                                                 -----------------------       -------------------          ----------------
2/9/93                                                  10000.00                    10000.00                    10000.00
11/30/93                                                10040.00                    10220.00                    10545.00
11/30/94                                                10059.00                    10497.00                    10656.00
11/30/95                                                13143.00                    14561.00                    14596.00
11/30/96                                                15761.00                    18388.00                    18664.00
11/30/97                                                19862.00                    23262.00                    23986.00
11/30/98                                                24343.00                    29927.00                    29662.00
1/31/99                                                 28341.00                    34542.00                    32682.00
1/31/00                                                 33020.00                    41407.00                    36065.00
1/31/01                                                 28502.00                    36030.00                    35741.00
1/31/02                                                 21175.00                    26550.00                    29970.00


---------------------------------------------------
 PUTNAM GROWTH PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -25.71%
   5-year                                  5.14%
   Since Inception (2/9/93)                8.72%
---------------------------------------------------

(1)The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

(2)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Putnam Growth Portfolio -- Class A posted a -25.66% (net of fees) for the 12-month period ended January 31, 2002. The S&P 500 Index returned -16.17% for the same period.

              We believe style played a role in the portfolio underperformance, as the portfolio's growth bias detracted from performance, versus the style-neutral benchmark. Stock selection within the Technology sector, and an overweight position in the software industry (Siebel Systems and Veritas) detracted from performance. Software is generally an area that maintains its strength, even in a weak economy, due to the high return-on-investment associated with a customer's investment in technology. This past year, however, the U.S. economic downturn was severe enough to prompt companies to cut even these high return-on-investment purchases, resulting in an unexpected and steep drop-off in software demand.

              The portfolio was also hindered by its positions in the utilities sector. Natural gas providers, especially Enron, dragged down overall portfolio performance (the portfolio's position in Enron was sold during the reporting period, as that company's meltdown unfolded). In addition, telecommunications holdings, such as Qwest, were hard-hit by a dramatic drop-off in demand, which hampered relative portfolio performance.

              We believe that the rebound in global equity markets since mid-September 2001, heralds the onset of a healthier investment climate for stocks in 2002. Prospects for a U.S.-led upturn in economic growth appear to be improving, which we think will lead to a recovery in corporate profits. Going forward, we have taken an overweight position in health care and technology. We are also underweighting our positions in energy and communications services.
                     Past performance is no guarantee of future results.

---------------------
    236

              SUNAMERICA ASSET MANAGEMENT CORP.

              Blue Chip Growth Portfolio -- Class A

[Blue Chip Growth Portfolio]

                                                                 BLUE CHIP GROWTH PORTFOLIO             S&P 500 INDEX (1)
                                                                 --------------------------             -----------------
7/5/2000                                                                  10000.00                           10000.00
7/31/2000                                                                  9930.00                            9930.00
8/31/2000                                                                 10990.00                           10547.00
9/30/2000                                                                 10420.00                            9990.00
10/31/2000                                                                 9670.00                            9948.00
11/30/2000                                                                 8730.00                            9163.00
12/31/2000                                                                 8728.00                            9208.00
1/31/2001                                                                  8818.00                            9535.00
2/28/2001                                                                  7845.00                            8666.00
3/31/2001                                                                  7293.00                            8117.00
4/30/2001                                                                  7835.00                            8747.00
5/31/2001                                                                  7815.00                            8806.00
6/30/2001                                                                  7564.00                            8592.00
7/31/2001                                                                  7414.00                            8507.00
8/31/2001                                                                  6872.00                            7975.00
9/30/2001                                                                  6119.00                            7331.00
10/31/2001                                                                 6314.00                            7470.00
11/30/2001                                                                 6937.00                            8043.00
12/31/2001                                                                 6907.00                            8114.00
1/31/2002                                                                  6646.00                            7996.00


---------------------------------------------------
 BLUE CHIP GROWTH PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/02
---------------------------------------------------
   1-year                                -24.64%
   Since Inception (7/5/00)              -22.85%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              Throughout the difficult 12-month reporting period ended January 31, 2002, the management team of the Blue Chip Growth Portfolio remained committed to its growth investment philosophy. For the reporting period, the Blue Chip Growth Portfolio -- Class A returned -24.64%, versus the benchmark S&P 500 Index return of -16.17%.

              Management of the Blue Chip Growth Portfolio entailed the execution of a two-part strategy. At the beginning of 2001, our goal was to bring down the beta, or volatility, of the portfolio. To accomplish this, we sold several of our technology stocks, going to an underweighted position relative to the S&P 500. The second aspect of our strategy was to diversify the portfolio's holdings into carefully selected sectors that we believed would benefit most from the anticipated economic recovery. Select stocks within healthcare, financial, capital goods and the consumer cyclical sectors represented some of our strongest concentrations as of January 31, 2002. During the third and fourth quarters of 2001, we returned to a market weight in technology in anticipation of an economic recovery. This positioning allowed the portfolio to benefit greatly (+12.86%) from the technology-led rally during the final months of 2001.

              It is important to note that although the portfolio performance suffered amid the general market malaise over the annual period, it is our firm belief that we will face a more favorable environment for equity investing going forward. Thus, our goal remains the same -- to identify sectors of the economy that remain strong against any market or economic backdrop, and to invest in stocks in those sectors that exhibit the strongest fundamentals.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              DAVIS ADVISORS, L.P.

              Real Estate Portfolio -- Class A

[REAL ESTATE PORTFOLIO GRAPH]

                                                                   REAL ESTATE PORTFOLIO          MORGAN STANLEY REIT INDEX (1)
                                                                   ---------------------          -----------------------------
6/2/97                                                                    10000.00                           10000.00
11/30/97                                                                  11530.00                           11588.00
5/31/98                                                                   11315.00                           11251.00
11/30/98                                                                  10027.00                           10027.00
1/31/99                                                                    9753.00                            9584.00
7/31/99                                                                   10027.00                            9979.00
1/31/00                                                                    8969.00                            9459.00
7/31/00                                                                   10988.00                           11616.00
1/31/01                                                                   11337.00                           11971.00
7/31/01                                                                   11860.00                           12874.00
1/31/02                                                                   12144.00                           13419.00


----------------------------------------------------
 REAL ESTATE PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
----------------------------------------------------
   1-year                                   7.12%
   Since Inception (6/2/97)                 4.25%
----------------------------------------------------

(1)The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

              For the 12 months ended January 31, 2002, the SunAmerica Real Estate Portfolio -- Class A under-performed major real estate securities indexes returning 7.12% while the Morgan Stanley REIT Index returned -0.23%. While the Real Estate Portfolio had a terrific year relative to the stock market as whole, its performance relative to the index was disappointing. This under-performance was attributable in large part to its investments in several companies best characterized as nontraditional real estate investments, the notable under-performance of one of the portfolio's apartment holdings, and the exceptional performance of many high-yielding real estate stocks in which the portfolio took no interest.

              Several nontraditional real estate investments, specifically American Tower and Six Flags, hurt the portfolio's performance this year. While the underlying businesses of these companies were sound, the perception that American Tower would be unable to raise needed capital, and concern about Six Flags future capital demands (not to mention the impact of September 11 on travel and tourism) led to a mass exodus from these two stocks. As we enter 2002, those holdings have been drastically trimmed or wholly eliminated. Lastly, we mistakenly assumed that quality real estate companies would outperform lesser quality companies during tough economic periods. Instead, investors flocked to those companies providing the highest dividend yield, regardless of the perceived quality and associated risk.

              As we look to the next 12 months, we remain dedicated to a long-term investment outlook when selecting companies and in evaluating our success as managers. We are committed to seeking out high-quality, well-managed companies with strong long-term growth prospects at sensible prices. We believe this is the best way to preserve and grow wealth in equities over the long term.

                     Past performance is no guarantee of future results.

---------------------
    238

              U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT

              Small Company Value Portfolio -- Class A

[Small Company Value Portfolio Graph]

                                                               SMALL COMPANY VALUE PORTFOLIO          RUSSELL 2000 INDEX (1)
                                                               -----------------------------          ----------------------
12/14/1998                                                               10000.00                            10000.00
4/1/1999                                                                  8957.15                            10292.10
4/30/1999                                                                 9778.72                            11214.40
7/31/1999                                                                10600.30                            11566.40
10/31/1999                                                                9904.56                            11185.90
1/31/2000                                                                10589.00                            12983.70
4/30/2000                                                                11414.40                            13280.10
7/31/2000                                                                11756.60                            13158.90
10/31/2000                                                               12420.00                            13133.00
1/31/2001                                                                12810.70                            13463.20
4/30/2001                                                                13215.60                            12900.50
7/31/2001                                                                13964.10                            12933.80
10/31/2001                                                               12049.20                            11465.10
1/31/2002                                                                13616.90                            12978.70


---------------------------------------------------
 SMALL COMPANY VALUE PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                  6.29%
   Since Inception (12/14/98)             10.36%
---------------------------------------------------

(1)The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135.00 as of December 31, 1986.

              The Small Company Value Portfolio -- Class A returned 6.29% versus the -3.60% return of the Russell 2000 Index for the 12-month period ended January 31, 2002. On an absolute basis, we believe the portfolio performed relatively well compared to broad market indices. In our opinion, the Small Cap asset class was attractive relative to larger capitalization stocks from both a valuation basis and business cycle standpoint.

              The utilities sector was the strongest contributor to portfolio performance due to good stock selection, and an overall underweight position in this sector. The portfolio also benefited from strong individual stock performance from our larger holdings within the following sectors: consumer discretionary, financial services, aerospace and defense, and technology. Standout holdings included Radian Group, Alliant Techsystems, Inc., Regis Corporation, DR Horton, Inc., and JDA Software Group, Inc.

              The primary detractors to performance for the period were overweight positions in both energy (primarily natural gas) and a fundamental deterioration in one of our former holdings (APW Ltd.). Despite a seasonally weak period for natural gas and service companies, we are retaining our overweight position to the energy sector given strong company fundamentals and attractive stock valuations that do not reflect positive structural changes within the domestic market for natural gas. The portfolio's higher than normal cash weighting was a function of adhering to our sell discipline by harvesting large holdings that achieved our fundamental price targets. There were no material changes to our sector weightings during the reporting period.

              We remained focused on our fundamental approach of individual stock selection. The portfolio management team seeks out companies with leading business franchises and strong balance sheets that have the management expertise to capitalize on market opportunities. We believe these types of companies will emerge in an improved competitive position when the economy begins to strengthen. We continue to selectively look within the technology sector, but remain cautious due to the recent performance of the group.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              MFS INVESTMENT MANAGEMENT

              MFS Mid-Cap Growth Portfolio -- Class A

[MFS Mid-Cap Growth Portfolio Graph]

                                                                MFS MID-CAP GROWTH PORTFOLIO          RUSSELL 2000 INDEX(1)
                                                                ----------------------------          ---------------------
4/1/1999                                                                  10000.00                           10000.00
4/30/1999                                                                 10610.00                           10896.00
7/31/1999                                                                 11090.00                           11238.00
10/31/1999                                                                12810.00                           10868.00
1/31/2000                                                                 15826.00                           12615.00
4/30/2000                                                                 17825.00                           12903.00
7/31/2000                                                                 19204.00                           12785.00
10/31/2000                                                                20353.00                           12760.00
1/31/2001                                                                 19620.00                           13081.00
4/30/2001                                                                 17336.00                           12534.00
7/31/2001                                                                 15539.00                           12567.00
10/31/2001                                                                12204.00                           11140.00
1/31/2002                                                                 12766.00                           12610.00


---------------------------------------------------
 MFS MID-CAP GROWTH PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/02
---------------------------------------------------
   1-year                                -34.93%
   Since Inception (4/1/99)                8.99%
---------------------------------------------------

(1)The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest companies in the Russell 3000 Index, (the largest 3,000 United States companies based on total market capitalization). The Index was developed with a base value of $135.00 as of December 31, 1986.

              The MFS Mid-Cap Growth Portfolio -- Class A returned -34.93%, for the 12-month period ended January 31, 2002, compared to a return of -3.60% for the benchmark Russell 2000 Index. The sharp slowdown in the U.S. economy during 2001 caused a great number of companies to subsequently report reduced earnings reports compared to the same period a year earlier. Although the overall market rallied from its post-September 11 lows during the last quarter of 2001, we think that even amid the rally, the market continued to be short-sighted, judging companies largely on what might happen over the next quarter or two.

              In this challenging environment, the portfolio's holdings did not perform as well as we had hoped, even though there were some areas that performed relatively well. The portfolio's large technology holdings hurt performance for much of the period, but most of those holdings came back strongly in the fourth-quarter rally. Late in the reporting period, we began to feel that expectation of strong future earnings had become priced into many of these stocks and that valuations were becoming relatively high. We therefore began to take some profits and reduce our technology holdings.

              Although most of our health care holdings performed well, we were underweighted in this sector. Retail was another area that out-performed over the short term. However, we were underweighted in this sector as well, because we believed that consumer spending would likely decline. In the energy area, our holdings at the beginning of the period were in two main areas: oil services companies and natural gas firms. Due to declining oil prices, we later sold most of our oil services stocks. The portfolio maintained its large holdings in natural gas producers.

                     Past performance is no guarantee of future results.

---------------------
    240

              SUNAMERICA ASSET MANAGEMENT CORP.

              Aggressive Growth Portfolio -- Class A

[AGGRESSIVE GROWTH PORTFOLIO GRAPH]

                                                                AGGRESSIVE GROWTH PORTFOLIO           RUSSELL 2000 INDEX(1)
                                                                ---------------------------           ---------------------
6/3/1996                                                                   10000                              10000
11/30/1996                                                                 10360                               9878
11/30/1997                                                                 11771                              12190
11/30/1998                                                                 12321                              11383
1/31/1999                                                                  15534                              12248
1/31/2000                                                                  24951                              14422
1/31/2001                                                                  21238                              14954
1/31/2002                                                                  14504                              14416


---------------------------------------------------
 AGGRESSIVE GROWTH PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -31.71%
   5-year                                  5.90%
   Since Inception (6/3/96)                6.79%
---------------------------------------------------

(1)The Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest companies in the Russell 3000 Index (the largest 3,000 United States companies based on total market capitalization). The Index was developed with a base value of $135.00 as of December 31, 1986.

              The Aggressive Growth Portfolio -- Class A produced a return of -31.71% for the 12-month period ended January 31, 2002, versus a return of 3.60% for the Russell 2000 Index. The past year was a difficult period for the portfolio as well as the stock market. We continue to believe, however, that an economic recovery within this low interest rate environment has begun.

              During the fourth quarter of 2001, we shifted our strategy to take advantage of the many compelling investments in the beaten down groups that have, in our opinion, managed quite well throughout the economic downturn. These stock investments added to the portfolio's established positions in consumer staples, defense, healthcare and waste management. So we believe the portfolio is well diversified. At the same time, we deployed cash into the early cyclicals, which we think will perform well at the bottom and beginning stages of the recovery in GDP growth.

              Looking ahead, our favored industries include consumer cyclicals, advertising-related companies (radio and broadcasters), regional airlines, trucking and technology. We also believe that the monetary and fiscal stimulus, combined with the natural replenishment of low inventories, could mean a strong recovery for many sectors of the market if there is any increase in demand in 2002.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              SUNAMERICA ASSET MANAGEMENT CORP.

              Growth Opportunities Portfolio -- Class A

[Growth Opportunities Portfolio Graph]

                                                               GROWTH OPPORTUNITIES PORTFOLIO       S&P MID CAP 400 INDEX (1)
                                                               ------------------------------       -------------------------
7/5/2000                                                                  10000.00                           10000.00
7/31/2000                                                                  9670.00                            9670.00
8/31/2000                                                                 10950.00                           10750.00
9/30/2000                                                                 10860.00                           10676.00
10/31/2000                                                                10240.00                           10314.00
11/30/2000                                                                 8360.00                            9536.00
12/31/2000                                                                 8870.00                           10265.00
1/31/2001                                                                  8970.00                           10494.00
2/28/2001                                                                  7383.00                            9895.00
3/31/2001                                                                  6640.00                            9159.00
4/30/2001                                                                  7192.00                           10169.00
5/31/2001                                                                  7022.00                           10406.00
6/30/2001                                                                  6640.00                           10364.00
7/31/2001                                                                  6148.00                           10210.00
8/31/2001                                                                  5655.00                            9876.00
9/30/2001                                                                  5002.00                            8647.00
10/31/2001                                                                 5355.00                            9030.00
11/30/2001                                                                 5877.00                            9702.00
12/31/2001                                                                 5927.00                           10203.00
1/31/2002                                                                  5877.00                           10150.00


---------------------------------------------------
 GROWTH OPPORTUNITIES PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/02
---------------------------------------------------
   1-year                                -34.48%
   Since Inception (12/29/00)            -28.64%
---------------------------------------------------

(1)The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of Mid Cap stock price movement.

              We believe the dramatic rebound of stock prices in the fourth quarter of 2001 demonstrated the equity market's anticipation of a recovery at some point in 2002. Technology stocks bounced back from what we believed were deeply oversold levels as company management teams began to recognize positive business trends. The Federal Reserve's fiscal policy continued to be accommodative, and the increase in liquidity found its way to the financial markets.

              Against this backdrop, the Growth Opportunities Portfolio -- Class A returned -34.48%, compared to the S&P Mid Cap 400 Index, which returned -3.28% over the 12-month reporting period ended January 31, 2002. We remain focused not only on companies that can survive any type of economic environment, but also those that have the proven ability to take advantage of an expanding economy. The portfolio will focus on companies with above-average growth rates trading at reasonable valuations. While growth stocks came under pressure as the economy contracted, we feel that the portfolio's holdings are especially well positioned to benefit from an improvement in the overall economy.

                     Past performance is no guarantee of future results.

---------------------
    242

              MARSICO ASSET MANAGEMENT

              Marsico Growth Portfolio -- Class A

[Marsico Growth Portfolio Graph]

                                                                  MARSICO GROWTH PORTFOLIO              S&P 500 INDEX (1)
                                                                  ------------------------              -----------------
12/29/2000                                                                10000.00                           10000.00
12/31/2000                                                                10000.00                           10000.00
1/31/2001                                                                 10540.00                           10355.00
2/28/2001                                                                  9380.00                            9411.00
3/31/2001                                                                  8910.00                            8814.00
4/30/2001                                                                  9270.00                            9499.00
5/31/2001                                                                  9320.00                            9563.00
6/30/2001                                                                  9140.00                            9330.00
7/31/2001                                                                  8870.00                            9239.00
8/31/2001                                                                  8230.00                            8660.00
9/30/2001                                                                  7800.00                            7961.00
10/31/2001                                                                 8015.00                            8113.00
11/30/2001                                                                 8536.00                            8735.00
12/31/2001                                                                 8647.00                            8812.00
1/31/2002                                                                  8817.00                            8683.00


---------------------------------------------------
 MARSICO GROWTH PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -16.35%
   Since Inception (12/29/00)            -10.90%
---------------------------------------------------

(1)The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

              The Marsico Growth Portfolio returned -16.35% for the 12-month period ended January 31, 2002, compared to the S&P 500 Index return of -16.17%. The portfolio's primary sector allocations during 2001 emphasized the consumer-discretionary, financial services, health care, and industrial sectors. While some of the portfolio's holdings, such as those in the retail and aerospace/defense industries, remained constant throughout the year, other areas changed complexion. The pharmaceutical and biotech positions (Merck and Genentech) held early in the year, were replaced in favor of health care and equipment services companies. The portfolio also selectively added to its technology holdings. In general, we remained cautious on the earnings and profits outlooks for many technology and telecommunications-related companies.

              The performance of the portfolio was positively affected by several factors. Certain healthcare positions, including Tenet Healthcare and United Health Group, were among the top performing holdings for the portfolio. The portfolio's retailing positions, such as Home Depot, Wal-Mart Stores, and Lowes also performed well. Select aerospace/defense positions, including Lockheed Martin, General Dynamics, and L-3 Communications, and technology positions (Microsoft), provided value-added performance for the reporting period. Select technology holdings, including EMC Corporation, and Adobe Systems detracted from performance, as did certain financial holdings such as Merrill Lynch & Co. and Morgan Stanley Dean Witter.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              PUTNAM INVESTMENT MANAGEMENT, INC.

              International Growth and Income Portfolio -- Class A

[INTERNATIONAL GROWTH AND INCOME PORTFOLIO GRAPH]

                                                                  INTERNATIONAL GROWTH AND
                                                                      INCOME PORTFOLIO                  MSCI EAFE INDEX(1)
                                                                  ------------------------              ------------------
6/2/97                                                                    10000.00                          10000.00
11/30/97                                                                  10410.00                           9573.25
5/31/98                                                                   12426.00                          11110.80
11/30/98                                                                  11407.00                          11148.00
1/31/99                                                                   11813.00                          11553.60
7/31/99                                                                   13816.00                          12405.70
1/31/00                                                                   13938.00                          13777.60
7/31/00                                                                   14824.00                          13522.90
1/31/01                                                                   14488.00                          12621.40
7/31/01                                                                   12160.00                          10586.90
1/31/02                                                                   11058.00                           9393.06


---------------------------------------------------
INTERNATIONAL GROWTH AND INCOME PORTFOLIO -- CLASS
A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -23.67%
   Since Inception (6/2/97)                2.18%
---------------------------------------------------

(1)The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

              For the 12-month period ended January 31, 2002, the International Growth and Income Portfolio -- Class A returned -23.30% (net of fees), outperforming the MSCI EAFE Index, which returned -25.58%. The portfolio's out-performance of the benchmark index was fueled by strong stock selection, particularly in conglomerates, financials, and consumer staples. The portfolio's overweight position and strong stock selection within the energy sector, also aided overall results. Portfolio returns were hampered, however, by overweight positions in the Technology sector, and an underweight position in the consumer cyclicals sector.

              We are currently positioning to benefit from an anticipated equity market rally during the second half of 2002. Although we are quite negative on Japan's longer-term economic growth prospects, we believe the country's equity market will fare better than most in a global economic recovery. Given the weak Yen, we are also focusing on multi-national exporters. Conversely, we are increasingly bullish on European economies, which we believe will expand because of recent interest-rate reductions.

                     Past performance is no guarantee of future results.

---------------------
    244

              ALLIANCE CAPITAL MANAGEMENT L.P.

              Global Equities Portfolio -- Class A

[GLOBAL EQUITIES PORTFOLIO GRAPH]

                                                                 GLOBAL EQUITIES PORTFOLIO             MSCI WORLD INDEX(1)
                                                                 -------------------------             -------------------
2/9/1993                                                                   10000                              10000
11/30/1993                                                                 10990                              11346
11/30/1994                                                                 11755                              12385
11/30/1995                                                                 13574                              14667
11/30/1996                                                                 16046                              17409
11/30/1997                                                                 18180                              19591
11/30/1998                                                                 20968                              23507
1/31/1999                                                                  23090                              25188
1/31/2000                                                                  28555                              29032
1/31/2001                                                                  25903                              27255
1/31/02                                                                    18740                              21565


---------------------------------------------------
 GLOBAL EQUITIES PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -27.72%
   5-year                                  2.93%
   Since Inception (2/9/93)                7.24%
---------------------------------------------------

(1)The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structures of 22 developed market countries in North America, Europe and Asia/Pacific regions.

              The Global Equities Portfolio -- Class A returned -27.72% for the 12-month period ended January 31, 2002, compared to a -20.9% return for the MSCI World Index.

              The main detractors to portfolio performance were an overweight position and poor stock selection in the technology sector. Portfolio holdings, such as Sanmina-SCI Corp., Tyco International, Solectron, and AES, brought down the relative performance of the portfolio. Portfolio holdings that aided performance included Taiwan Semiconductor, Samsung Electronic, Royal Bank of Scotland, and Bank of America.

                     Past performance is no guarantee of future results.

                                                           ---------------------

              MORGAN STANLEY ASSET MANAGEMENT

              International Diversified Equities Portfolio -- Class A

[INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO GRAPH]

                                                                 INTERNATIONAL DIVERSIFIED
                                                                     EQUITIES PORTFOLIO                 MSCI EAFE INDEX(1)
                                                                 -------------------------              ------------------
10/28/1994                                                                10000.00                           10000.00
11/30/1995                                                                10233.00                           10240.00
11/30/1996                                                                11752.00                           11444.00
11/30/1997                                                                12165.00                           11398.00
11/30/1998                                                                14395.00                           13273.00
1/31/1999                                                                 14630.00                           13756.00
1/31/2000                                                                 16949.00                           16404.00
1/31/2001                                                                 14795.00                           15027.00
1/31/2002                                                                 10776.00                           11184.00


---------------------------------------------------
INTERNATIONAL DIVERSIFIED EQUITIES
PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -27.07%
   5-year                                 -1.09%
   Since Inception (10/28/94)              1.05%
---------------------------------------------------

(1)The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

              The year 2001 was a volatile period for most equity investors in the global markets. Market declines punished Asia (with the exception of Australia and New Zealand), and export-oriented countries like Hong Kong and Singapore were negatively impacted by the U.S. recession. The Japanese economy continued its deflationary spiral, and the European markets faced one of the worst corporate profit recessions in recent history. Finally, currency returns negatively impacted U.S. dollar-denominated investors, as the Yen fell 15.00% and the Euro declined approximately 6.00%.

              In this challenging economic environment, the International Diversified Equities Portfolio -- Class A returned -27.07%, trailing the benchmark MSCI EAFE Index return of -25.58% for the 12-month period ended January 31, 2002. Relative to the index, portfolio under-performance was driven by an underweight position in the Yen, information technology and financial sectors, as well as an overweight position to the defensive components of the market, consumer staples, energy and cash holdings. Performance was also negatively impacted during the fourth quarter rally of 2001 because the portfolio's defensive posture lagged overall benchmark returns. Specifically, underweight positions to Australia, information technology, and overweight positions to energy, pharmaceuticals and consumer staples were generally negative for portfolio returns.

              Looking ahead, we see a risk that low nominal GDP growth and low inflation will dampen earnings growth given global over-capacity and high debt levels. Hence, we continue to focus the portfolio on countries and sectors we think are reasonably valued, with stable earnings growth and low debt levels.

                     Past performance is no guarantee of future results.

---------------------
    246

              PUTNAM INVESTMENT MANAGEMENT, INC.

              Emerging Markets Portfolio

[EMERGING MARKETS PORTFOLIO PERFORMANCE GRAPH]

                                                                                                    MSCI EMERGING MARKETS FREE
                                                                 EMERGING MARKETS PORTFOLIO                  INDEX(1)
                                                                 --------------------------         --------------------------
6/2/97                                                                    10000.00                           10000.00
11/30/97                                                                   8030.00                           12670.00
5/31/98                                                                    7647.00                           11761.00
11/30/98                                                                   6275.00                            9830.00
1/31/99                                                                    6287.00                            9530.00
7/31/99                                                                    8430.00                           13192.00
1/31/00                                                                   11120.00                           16235.00
7/31/00                                                                    9371.00                           14080.00
1/31/01                                                                    8132.00                           12726.00
7/31/01                                                                    6664.00                           10307.00
1/31/02                                                                    7198.00                           11290.00


---------------------------------------------------
 EMERGING MARKETS PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
---------------------------------------------------
   1-year                                -11.49%
   Since Inception (6/2/97)               -6.80%
---------------------------------------------------

(1)The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index measures the performance of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

              The Emerging Markets Portfolio -- Class A returned -11.49% (net of fees), in line with the MSCI Emerging Markets Free Index return of -11.28% for the 12-month period ended January 31, 2002. Strong stock selection and a positive effect from the mix of currencies in the portfolio were negated by weak sector allocations. Country allocations were neutral.

              Stock selection in the portfolio was a positive contributor to results, as holdings in the technology, communication services, and capital goods sectors, offset negative holdings in consumer staples and cyclicals. Among sector allocations, the portfolio was restrained by an underweight position in basic materials, one of the top-performing sectors in the index. Ultimately, we believe that portfolio performance was negatively affected by an overweight position in technology and communication services, two of the poorer performing sectors for the reporting period. Among currencies, an overweight position in the Mexican peso and an underweight position in the Argentine and Chilean pesos enhanced portfolio returns.
                     Past performance is no guarantee of future results.

                                                           ---------------------

              MORGAN STANLEY ASSET MANAGEMENT

              Technology Portfolio -- Class A

[Technology Portfolio Graph]

                                                                    TECHNOLOGY PORTFOLIO            NASDAQ COMPOSITE INDEX (1)
                                                                    --------------------            --------------------------
7/5/2000                                                                  10000.00                           10000.00
7/31/2000                                                                  9720.00                            9751.00
8/31/2000                                                                 11630.00                           10889.00
9/30/2000                                                                 10310.00                            9507.00
10/31/2000                                                                 9340.00                            8723.00
11/30/2000                                                                 6670.00                            6725.00
12/31/2000                                                                 6740.00                            6395.00
1/31/2001                                                                  7160.00                            7177.00
2/28/2001                                                                  4940.00                            5570.00
3/31/2001                                                                  3690.00                            4764.00
4/30/2001                                                                  4700.00                            5478.00
5/31/2001                                                                  4510.00                            5463.00
6/30/2001                                                                  4510.00                            5595.00
7/31/2001                                                                  3990.00                            5247.00
8/31/2001                                                                  3410.00                            4674.00
9/30/2001                                                                  2510.00                            3880.00
10/31/2001                                                                 3040.00                            4375.00
11/30/2001                                                                 3590.00                            4997.00
12/31/2001                                                                 3530.00                            5049.00
1/31/2002                                                                  3420.00                            5006.00


---------------------------------------------------
 TECHNOLOGY PORTFOLIO -- CLASS A
 AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/02
---------------------------------------------------
   1-year                                -52.23%
   Since Inception (7/5/00)              -49.39%
---------------------------------------------------

(1)The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market.

              The Technology Portfolio -- Class A returned -52.23%, compared to the NASDAQ Composite Index return of -0.84% for the twelve-month reporting period ended January 31, 2002. The portfolio trailed the index primarily because of stock selection during the first half of 2001, particularly the first quarter.

              In the second half of 2001, we increased the portfolio's position in larger, more established companies with stronger balance sheets and dominant positions in their industry. However, we will maintain portfolio exposure to faster-growing companies that we believe can produce superior returns. Many of the storage and software companies fall into this category. As a result, the portfolio now holds a mix of cyclical, large cap growth companies.

              Despite recent stock market strength in the Technology sector, we believe the upsurge represents a bear market rally. The fourth quarter of 2001 showed some seasonal strength, particularly in personal computers, but we think many of the companies that benefited from the rally are over-valued. While we believe there will be many individual companies that perform well, the overall market will be volatile until the second half of 2002.

                     Past performance is no guarantee of future results.

---------------------
    248

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